COMBINED PROXY STATEMENT OF

                                  AMSOUTH FUNDS

                            on behalf of its Series:

                           AMSOUTH CAPITAL GROWTH FUND
                          AMSOUTH ENHANCED MARKET FUND
                        AMSOUTH INTERNATIONAL EQUITY FUND
                             AMSOUTH LARGE CAP FUND
                              AMSOUTH MID CAP FUND
                           AMSOUTH SELECT EQUITY FUND
                             AMSOUTH SMALL CAP FUND
                               AMSOUTH VALUE FUND
        (each, an "AmSouth Fund" and collectively, the "AmSouth Funds")

           The address and telephone number of each AmSouth Fund is:
                     3435 Stelzer Road, Columbus, OH 43219
                                 1-800-451-8382


                                   PROSPECTUS
                  FOR CLASS A, CLASS B AND CLASS Y SHARES OF

                    PIONEER OAK RIDGE LARGE CAP GROWTH FUND
                                 PIONEER FUND
                    PIONEER INTERNATIONAL CORE EQUITY FUND
                          PIONEER MID CAP VALUE FUND
                          PIONEER FOCUSED EQUITY FUND
                       PIONEER GROWTH OPPORTUNITIES FUND
                              PIONEER VALUE FUND
         (each, a "Pioneer Fund" and collectively, the "Pioneer Funds")

           The address and telephone number of each Pioneer Fund is:
                 60 State Street, Boston, Massachusetts 02109
                                 1-800-225-6292

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        SCHEDULED FOR SEPTEMBER 22, 2005

To the Shareholders of the AmSouth Funds:

     A joint special meeting of shareholders (the "Meeting") for each of the AmSouth Funds will be held at the offices of AmSouth Bank, AmSouth Center, 1900 Fifth Avenue North, Birmingham, AL 35203, on Thursday, September 22, 2005 at 9:00 a.m., local time, to consider the following:

     1. With respect to each AmSouth Fund, a proposal to approve an Agreement and Plan of Reorganization. Under the Agreement and Plan of Reorganization applicable to your AmSouth Fund, it will transfer all of its assets to an investment company or a series thereof (each a "Pioneer Fund") managed by Pioneer Investment Management, Inc. ("Pioneer") in exchange for Class A, B and Y shares of the Pioneer Fund. Class A, B and Y shares of the Pioneer Fund will be distributed to each AmSouth Fund's shareholders in proportion to their Class A, B and I share holdings on the reorganization date. The Pioneer Fund also will assume, in the case of reorganizations into Pioneer Funds that have previously commenced investment operations, your AmSouth Fund's liabilities that are included in the calculation of your AmSouth Fund's net asset value on the closing date at the reorganization and, in the case of newly organized Pioneer Funds, all of your AmSouth Fund's liabilities. In the case of certain AmSouth Funds, the Pioneer Fund is an existing mutual fund with a substantially similar investment objective and similar investment policies as your AmSouth Fund. In the case of other AmSouth Funds, the Pioneer Fund is a newly organized mutual fund with a substantially similar investment objective and similar investment policies as your AmSouth Fund. Following the reorganization, your AmSouth Fund will be dissolved. As a result of the reorganization, you will become shareholders of the Pioneer Fund. Your board of trustees recommends that you vote FOR this proposal.

     2.   Any other business that may properly come before the Meeting.

     Shareholders of record as of the close of business on July 29, 2005 are entitled to vote at the Meeting and any related follow-up meetings.

     Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your AmSouth Fund may be required to make additional solicitations.

                                              By order of the Board of Trustees,

                                              /s/ Michael D. Daniel

                                              Michael C. Daniel
                                              President

August 22, 2005

                           COMBINED PROXY STATEMENT OF

                                  AMSOUTH FUNDS
                            on behalf of its Series:

                           AMSOUTH CAPITAL GROWTH FUND
                          AMSOUTH ENHANCED MARKET FUND
                        AMSOUTH INTERNATIONAL EQUITY FUND
                             AMSOUTH LARGE CAP FUND
                              AMSOUTH MID CAP FUND
                           AMSOUTH SELECT EQUITY FUND
                             AMSOUTH SMALL CAP FUND
                               AMSOUTH VALUE FUND
        (each, an "AmSouth Fund" and collectively, the "AmSouth Funds")

           The address and telephone number of each AmSouth Fund is:
                     3435 Stelzer Road, Columbus, OH 43219
                                 1-800-451-8382

                                  PROSPECTUS
                  FOR CLASS A, CLASS B AND CLASS Y SHARES OF

                    PIONEER OAK RIDGE LARGE CAP GROWTH FUND
                                 PIONEER FUND
                    PIONEER INTERNATIONAL CORE EQUITY FUND
                          PIONEER MID CAP VALUE FUND
                          PIONEER FOCUSED EQUITY FUND
                       PIONEER GROWTH OPPORTUNITIES FUND
                              PIONEER VALUE FUND
         (each, a "Pioneer Fund" and collectively, the "Pioneer Funds")

           The address and telephone number of each Pioneer Fund is:
                 60 State Street, Boston, Massachusetts 02109
                                1-800-225-6292

     Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     An investment in any AmSouth Fund or Pioneer Fund (each sometimes referred to herein as a "Fund") is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                  INTRODUCTION

     This combined proxy statement and prospectus (the "Proxy Statement/Prospectus"), dated August 22, 2005, is being furnished to shareholders of the AmSouth Funds in connection with the solicitation by the board of trustees (the "Board," or the "Trustees") of the AmSouth Funds of proxies to be used at a joint meeting of shareholders of the AmSouth Funds (the "Meeting") to be held at the offices of AmSouth Bank, AmSouth Center, 1900 Fifth Avenue North, Birmingham, AL 35203, on Thursday, September 22, 2005 at 9:00 a.m., local time. The Proxy Statement/Prospectus is being mailed to shareholders of the AmSouth Funds on or about August 24, 2005. Each AmSouth Fund is a series of AmSouth Funds, an open-end management investment company organized as a Massachusetts business trust. Each Pioneer Fund is an open-end management investment company, or a series thereof, organized as a Delaware statutory trust.

     The Proxy Statement/Prospectus contains information you should know before voting on the approval of a proposed Agreement and Plan of Reorganization (each a "Plan") that provides for the reorganization of each AmSouth Fund into a corresponding Pioneer Fund (each a "Reorganization"). The following table indicates (a) the corresponding Pioneer Fund shares that each AmSouth Fund shareholder would receive if each Plan is approved, (b) which AmSouth Fund shareholders may vote on which proposals and on what page of this Proxy Statement/Prospectus the discussion regarding each proposal begins. On each proposal, all shareholders of an AmSouth Fund, regardless of the class of shares held, will vote together as a single class. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your AmSouth Fund's Reorganization.

     The Proxy Statement/Prospectus sets forth the information about the Pioneer Fund that a prospective investor ought to know before investing and should be retained for future reference. Additional information about each Pioneer Fund has been filed with the SEC and is available upon oral or written request and without charge. See "Where to Get More Information."

-----------------------------------------------------------------------------------------------------------------------------------
                   AmSouth Fund              Pioneer Fund                   Shareholders Entitled to Vote                      Page
-----------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(a)      AmSouth Capital           Pioneer Oak Ridge Large        AmSouth Capital Growth Fund shareholders              8
                   Growth Fund               Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(b)      AmSouth Enhanced          Pioneer Fund                   AmSouth Enhanced Market Fund shareholders            24
                   Market Fund
-----------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(c)      AmSouth International     Pioneer International Core     AmSouth International Equity Fund shareholders       39
                   Equity Fund               Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(d)      AmSouth Large             Pioneer Oak Ridge Large        AmSouth Large Cap Fund shareholders                  54
                   Cap Fund                  Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(e)      AmSouth Mid Cap Fund      Pioneer Mid Cap                AmSouth Mid Cap Fund shareholders                    70
                                             Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(f)      AmSouth Select            Pioneer Focused                AmSouth Select Equity Fund shareholders              87
                   Equity Fund               Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(g)      AmSouth Small             Pioneer Growth                 AmSouth Small Cap Fund shareholders                 102
                   Cap Fund                  Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(h)      AmSouth Value Fund        Pioneer Value Fund             AmSouth Value Fund shareholders                     118
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Where to Get More Information
------------------------------------------------------------------------------------------------------------------------------------
The AmSouth Funds' prospectus dated December 1, 2004, as                 Available to you free of charge by calling 1-800-451-8382.
supplemented January 12, 2005, April 26, 2005, June 1, 2005,             Each prospectus is also on file with the SEC.
June 27, 2005 and July 1, 2005.
                                                                         Available to you free of charge by calling 1-800-451-8382.
The AmSouth Funds' statement of additional information dated             Each statement of additional information is also on file
December 1, 2004, as supplemented March 22, 2005.                        with the SEC. Available to you free of charge by calling
                                                                         1-800-451-8382. Also on file with the SEC. See "Available
The AmSouth Funds' annual report dated July 31, 2004 and semiannual      Information."
report dated January 31, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Each Pioneer Fund's current prospectus and each Pioneer Fund's           Available to you free of charge by calling 1-800-225-6292.
most recent annual and semiannual reports and supplements (as            These prospectuses and reports are also on file with the
they apply) to shareholders.                                             SEC.
------------------------------------------------------------------------------------------------------------------------------------
A statement of additional information for this joint Proxy               Available to you free of charge by calling 1-800-225-6292.
Statement/Prospectus (the "SAI"), dated August 22, 2005. It              Also on file with the SEC. This SAI is incorporated by
contains additional information about your AmSouth Funds and             reference into this Proxy Statement/Prospectus.
the Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------
To ask questions about this Proxy Statement/Prospectus.                  Call your AmSouth Fund's toll-free telephone number:
                                                                         1-800-451-8382.
------------------------------------------------------------------------------------------------------------------------------------

Background to the Reorganizations

     AmSouth Asset Management Inc. ("AAMI") is investment adviser to the AmSouth Funds and a wholly owned subsidiary of AmSouth Bank, which in turn is wholly owned by AmSouth Bancorporation. AmSouth Bank and AAMI have determined that engaging in the business of investment adviser to the AmSouth Funds is not a core business that AAMI intends to continue. After investigating and discussing several alternatives for ongoing investment management of the AmSouth Funds with the Trustees, AmSouth Bank and AAMI conducted a search for a buyer for AAMI's fund management business. Ultimately, AmSouth Bank and AAMI decided to recommend to the Board that the AmSouth Funds be reorganized into similar mutual funds managed by Pioneer Investment Management, Inc. ("Pioneer").

     In early 2005, AmSouth Bank and AAMI conducted a search for a purchaser of AAMI's mutual fund investment advisory business. AmSouth Bancorporation engaged Goldman, Sachs & Co. to identify potential purchasers and solicited indications of interest. AmSouth Funds' management and AAMI reviewed proposals submitted by several investment advisory firms and selected a limited number to evaluate more carefully. Management and AAMI conducted, with respect to this selected group, a comparative evaluation of their investment processes and capabilities; availability of mutual funds with similar investment objectives and strategies; historical investment performance of the proposed funds into which the AmSouth Funds would be reorganized; expense ratios of the proposed counterpart funds to the historical gross and net expenses of the AmSouth Funds; their breadth of product line; their compliance culture and infrastructure; and reputation in the marketplace. Based upon this review, management and AAMI recommended that the Trustees approve the reorganization of the AmSouth Funds into the Pioneer Funds as being in the best interest of shareholders.

     Based on AAMI's recommendations, the Trustees met twice in May 2005, twice in June 2005 and again in August 2005 to consider the potential consolidation of the AmSouth Funds with the Pioneer Funds. At those meetings, the Trustees met with representatives of Pioneer and reviewed information provided by AAMI and Pioneer requested by the independent Trustees for the purposes of evaluating the Reorganizations. In the course of their evaluation of Pioneer and the Pioneer Funds, the Trustees reviewed various factors, including but not limited to, the impact of the Reorganizations on the shareholders of the AmSouth Funds, the comparability of the investment objectives and investment strategies of the AmSouth Funds and the Pioneer Funds; the expense ratios of the Pioneer Funds compared with those of the AmSouth Funds; the performance of the Pioneer Funds compared with that of the AmSouth Funds; the experience and qualifications of key personnel, including portfolio managers; and the financial resources, cash flow, and business reputation of the Pioneer Funds. In connection with their review of the Funds' existing and estimated pro forma expense ratios, the Trustees also considered that AmSouth Bank and its affiliates would no longer continue to subsidize the AmSouth Funds' operations by voluntarily capping expenses. In addition, the Trustees considered the background and reputation of the officers and members of the Board of Trustees of the Pioneer Funds.

     In conducting their review, the Trustees considered information provided by Pioneer relating to the education, experience and number of its investment professionals and other senior personnel. The Trustees received information concerning the investment philosophy and investment process applied by Pioneer in managing the Pioneer Funds. The Trustees concluded that Pioneer's investment processes, research capabilities and philosophy were well suited to the AmSouth Funds.

     The Trustees considered the quality of the services to be provided by Pioneer. The Trustees evaluated Pioneer's record with respect to regulatory compliance and compliance with the investment policies of the Pioneer Funds. The Trustees also evaluated the procedures of Pioneer designed to fulfill Pioneer's fiduciary duty to the Pioneer Funds with respect to possible conflicts of interest, including Pioneer's code of ethics (regulating the personal trading of its officers and employees), the procedures by which Pioneer allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of Pioneer in these matters.

     The Trustees also considered information relating to each Pioneer Fund's investment performance relative to its performance benchmark(s). The Trustees reviewed performance over various periods, including one, three, five and ten year periods when applicable, performance under different market conditions and during different legs of the market cycle, and the volatility of the Pioneer Funds' returns. The Trustees concluded that the scope and quality of Pioneer's services, including the investment performance of the Pioneer Funds, was sufficient, in light of market conditions, the resources brought to bear by Pioneer, Pioneer's integrity, its personnel and systems, and its financial resources to warrant recommending that AmSouth Funds' shareholders approve the proposed Reorganizations.

     In reaching that conclusion, the Trustees also gave substantial consideration to the proposed advisory fees. The Trustees considered possible economies of scale to Pioneer from the proposed consolidations with the AmSouth Funds.

     The Trustees also considered other alternatives for the ongoing management of AmSouth Funds. At a meeting on May 18, 2005, the Trustees met with representatives of Pioneer. In addition to these general factors, the Trustees also considered the factors discussed below in the context of each Reorganization.

     At the May 18, 2005 meeting, all of the Trustees who are not interested persons of AAMI (the "Independent Trustees") met separately in executive session with counsel to the Independent Trustees and requested and received such information from AAMI and Pioneer as they determined to be necessary and appropriate to evaluate the proposed Reorganizations. On June 23, 2005, June 27, 2005 and August 1, 2005, the Board, including all of the Independent Trustees, unanimously voted to approve each of the Reorganizations. In approving the Reorganizations, the Board determined that the Reorganizations were in the best interests of the AmSouth Funds' shareholders and the interests of existing AmSouth Funds' shareholders will not be diluted as a result of the Reorganizations.

     Pioneer believes that it can offer capable management and favorable long-term investment performance to the AmSouth Funds' shareholders. The Reorganizations will, by combining the assets of two mutual funds and by increasing distribution capabilities, offer the potential for increased economies of scale. Increased economies of scale have the potential of benefiting the shareholders of your AmSouth Funds and the Pioneer Funds by spreading fixed costs over a larger asset base and reducing expenses on a per share basis. There can be no assurance that such economies of scale will be realized.

Why the Trustees Are Recommending the Reorganizations

     The Trustees believe that reorganizing your AmSouth Fund into a portfolio with a substantially similar investment objective and similar investment policies that is part of the Pioneer family of funds offers you potential benefits. These potential benefits and considerations include:

  o AmSouth Bank and AAMI have determined that engaging in the business of investment adviser to the AmSouth Funds is not a core business that AAMI intends to continue. Therefore, a change in your AmSouth Fund's investment adviser is necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios;

  o  The track record of Pioneer in managing the Pioneer Funds;

  o The transaction will qualify as a tax free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and therefore will not be treated as a taxable sale of your AmSouth Fund's shares;

  o In the case of certain AmSouth Funds, the potential for lower management fees and total expenses. Shareholders of the AmSouth Funds listed below should note, however, that the historical operating expenses of the AmSouth Funds or certain classes of shares of those AmSouth Funds, either on a gross basis or net of any applicable expense limitations, are lower than the estimated expenses of the corresponding Pioneer Fund after giving effect to the Reorganization. However, your Trustees have concluded for reasons discussed in this Proxy Statement/Prospectus that the Reorganizations were nevertheless in the best interests of the shareholders of such AmSouth Funds. You should read the information under "The Fund's Fees and Expenses" and the discussion of the factors that the Board of the AmSouth Funds considered that are included for each proposal under the heading "Reasons for the Proposed Reorganization."

     o AmSouth Mid Cap Fund

     o AmSouth Capital Growth Fund

     o AmSouth Large Cap Fund

     o AmSouth Enhanced Market Fund

     o AmSouth International Equity Fund

  o The resources of Pioneer, including its infrastructure in shareholder services; and

  o The opportunity to be part of a significantly larger family of funds, with additional product offerings and enhanced shareholder servicing options, and a stronger compliance structure.

     For further information, please see the individual descriptions of the proposals contained in this Proxy Statement/Prospectus.

How Each Reorganization Will Work

  o Each AmSouth Fund will transfer all of its assets to a corresponding Pioneer Fund. Each Pioneer Fund will assume the corresponding AmSouth Fund's liabilities that are included in the calculation of such AmSouth Fund's net asset value on the day on which each Reorganization closes (the "Closing Date"). Liabilities of each Fund to its shareholders not assumed by a corresponding Pioneer Fund will be assumed by AmSouth Bancorporation.

  o Each Pioneer Fund will issue Class A, B and Y shares to the corresponding AmSouth Fund in amounts equal to the aggregate net asset value of that AmSouth Fund's Class A, B and I shares. Shareholders of your AmSouth Fund will receive Class A, B and Y shares of the corresponding Pioneer Fund. These shares will be distributed to shareholders in proportion to the relative net asset value of their share holdings on the Closing Date. On the Closing Date, each shareholder will hold shares of the Pioneer Fund with the same aggregate net asset value as the shares of the AmSouth Fund that the shareholder held immediately prior to the Reorganization.

  o  Each AmSouth Fund will be dissolved after the Closing Date.

  o For purposes of determining any contingent deferred sales charge ("CDSC"), the same commission schedule that applied to the shares of the AmSouth Fund will apply to the shares of the Pioneer Fund issued in the Reorganization and the holding period for determining the CDSC will be calculated from when the shares were initially issued by the AmSouth Fund.

  o Following the Reorganizations, Pioneer will continue to act as investment adviser to each Pioneer Fund and AAMI will not be involved in the management of the Pioneer Funds.

  o The Reorganizations will not result in income, gain or loss being recognized for federal income tax purposes by any of the Pioneer Funds, the AmSouth Funds or the shareholders of the AmSouth Funds.

  o In recommending each of the Reorganizations, the Trustees of your AmSouth Fund have determined that the Reorganization is in the best interest of your AmSouth Fund and will not dilute the interests of shareholders of your AmSouth Fund. The Trustees have made that determination on the basis of the factors listed above and discussed in more detail under each proposal.

  o If the Reorganizations are approved by the AmSouth Funds shareholders, the AmSouth Funds will file with the SEC an application for deregistration on Form N-8F under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will cease to exist as an investment company when such application is approved.

Who Is Pioneer

     Pioneer is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and acts as investment adviser to mutual funds and institutional accounts. Pioneer or its predecessors have been managing mutual funds since 1928 and at December 31, 2004 had, together with its affiliates, over $42 billion in assets under management. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., an Italian Bank.

     In addition to the Class A, B and Y shares to be issued in the Reorganizations, each Pioneer Fund also offers Class C shares (subject to a contingent deferred sales charge and a Rule 12b-1 Plan). In addition, most of the Pioneer Funds also offer Class R shares (which are offered only to certain retirement plans).

Who Bears the Expenses Associated with the Reorganizations

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the AmSouth Funds' proxy statements and solicitation costs incurred by the AmSouth Funds in connection with the Reorganization. AAMI or an affiliate will otherwise be responsible for all costs and expenses of the AmSouth Funds in connection with the Reorganizations. See "Information Concerning the Meeting."

Will Pioneer and AmSouth Bancorporation Benefit from the Reorganizations

     Pioneer will benefit from managing a larger pool of assets which will produce increased advisory fees and, in the case of certain of the Pioneer Funds, eliminate or reduce Pioneer's obligation under its expense limitation agreement with the Pioneer Fund. Pioneer is also acquiring certain assets associated with AAMI's fund management business and the benefits of certain restrictive covenants on AAMI's and AmSouth Bancorporation's activities. In consideration for the acquisition of these assets, the opportunity to manage additional assets and covenants from AmSouth Bancorporation and AAMI, including their assistance in facilitating the Reorganizations, noncompetition covenants and their obligation to indemnify Pioneer against certain liabilities, Pioneer has agreed to pay AAMI $65 million. This amount is subject to partial repayment in the event that the assets attributable to the AmSouth Funds are redeemed (subject to certain conditions, including threshold amounts) from the Pioneer Funds within four years after the closing of the Reorganizations.

     Pioneer has also agreed to provide to AmSouth Bank, an affiliate of AAMI, ongoing servicing payments with respect to Class Y shares issued in the Reorganizations. This arrangement will remain in effect for as long as Class Y shares issued in the Reorganizations are held by clients of AmSouth Bank. The agreement requires AmSouth Bank to provide certain record keeping and shareholder communication services, including mailing prospectuses and other fund related materials to shareholders for which AmSouth Bank acts as shareholder of record, communicating to Pioneer Funds Distributor, Inc. requests for purchase, exchange and redemption transactions in shares of the Pioneer Funds and answering inquiries from beneficial holders of the Pioneer Funds' shares. Pioneer will also agree to provide an affiliate of AAMI with ongoing servicing payments with respect to the Class Y shares issued in the Reorganizations. This additional compensation will be equal on an annual basis to 0.10% of the average daily net assets attributable to the Class Y shares held by former AmSouth Funds' shareholders. This payment would be made by Pioneer and not the Pioneer Funds. No additional compensation would be paid with respect to Class A or Class B shares; however, if an affiliate of AAMI is the broker of record, that affiliate would receive the service fees under the Class A and Class B Rule 12b-1 Plans.

What are the Federal Income Tax Consequences of the Reorganizations

     The Reorganizations will not result in any income, gain or loss being recognized for federal income tax purposes by any of the AmSouth Funds, their shareholders or the Pioneer Funds as a direct result of the Reorganizations. However, in accordance with the AmSouth Funds' policy to distribute any net realized capital gains at least once each year (and thus to avoid federal income tax thereon at the Fund level), each AmSouth Fund that is being merged into an existing Pioneer Fund will declare and pay a distribution of such gains to its shareholders shortly before the Reorganizations. Each such distribution will be taxable to those shareholders. Additionally, following the Reorganizations, in accordance with the Pioneer Funds' similar policy, each Pioneer Fund will declare and pay before the end of 2005 a distribution of such gains to its shareholders (including current shareholders of the AmSouth Funds who will be shareholders of the Pioneer Funds following the Reorganizations). Those distributions will be fully taxable to all shareholders of the Pioneer Funds, including those former AmSouth Funds shareholders, even though those distributions may include a portion of the Pioneer Fund's net capital gains that were realized before the Closing Date.

What Happens if a Reorganization Is Not Approved

     If the required approval of shareholders is not obtained, the Meeting may be adjourned as more fully described in this Proxy Statement/Prospectus, your AmSouth Fund will continue to engage in business as a separate mutual fund and the Board will consider what further action may be appropriate.

Additional Information

     The staff of the SEC has been conducting an investigation into the mutual fund servicing business of BISYS Group, Inc., the parent company of ASO Services Company, the AmSouth Funds' administrator, and BISYS Fund Services, the AmSouth Funds' distributor and transfer agent (collectively, "BISYS"). In a press release dated April 19, 2005, BISYS stated that it believes that the SEC's investigation relates to the structure and accounting for certain arrangements pursuant to which BISYS agreed with the advisers of certain U.S. mutual funds, including AmSouth Funds, to use a portion of the fees paid to BISYS by the mutual funds to pay for, among other things, expenses relating to the marketing and distribution of fund shares, to make payments to certain advisers, and to pay for certain other expenses. As part of its investigation of BISYS, the SEC is reviewing the relationships and arrangements among BISYS, AmSouth Funds, AAMI and AmSouth Bank. AmSouth Funds, AAMI and AmSouth Bank are cooperating fully with the review. Additionally, AmSouth Bank and AAMI, in cooperation with a special review committee of the Board of Trustees of AmSouth Funds, are conducting a review of this matter and are taking appropriate steps to protect the interests of shareholders, including making payments to the AmSouth Funds.

Who Is Eligible to Vote

     Shareholders of record on July 29, 2005 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. On each proposal, all shareholders of an AmSouth Fund, regardless of the class of shares held, will vote together as a single class. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

                                TABLE OF CONTENTS

                                                                                     Page
                                                                                     ----
INTRODUCTION .....................................................................      2
PROPOSAL 1(a) -- AMSOUTH CAPITAL GROWTH FUND .....................................      8
PROPOSAL 1(b) -- AMSOUTH ENHANCED MARKET FUND ....................................     24
PROPOSAL 1(c) -- AMSOUTH INTERNATIONAL EQUITY FUND ...............................     39
PROPOSAL 1(d) -- AMSOUTH LARGE CAP FUND ..........................................     54
PROPOSAL 1(e) -- AMSOUTH MID CAP FUND ............................................     70
PROPOSAL 1(f) -- AMSOUTH SELECT EQUITY FUND ......................................     87
PROPOSAL 1(g) -- AMSOUTH SMALL CAP FUND ..........................................    102
PROPOSAL 1(h) -- AMSOUTH VALUE FUND ..............................................    118
TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION ...............................    133
TAX STATUS OF EACH REORGANIZATION ................................................    133
VOTING RIGHTS AND REQUIRED VOTE ..................................................    135
COMPARISON OF DELAWARE STATUTORY TRUST AND MASSACHUSETTS BUSINESS TRUST ..........    135
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS ...................................    136
FINANCIAL HIGHLIGHTS .............................................................    144
INFORMATION CONCERNING THE MEETING ...............................................    158
OWNERSHIP OF SHARES OF THE AMSOUTH FUNDS .........................................    161
OWNERSHIP OF SHARES OF THE PIONEER FUNDS .........................................    166
EXPERTS ..........................................................................    171
AVAILABLE INFORMATION ............................................................    172
EXHIBIT A-1  FORM OF AGREEMENT AND PLAN OF REORGANIZATION (C/D REORGANIZATIONS)...    A-1
EXHIBIT A-2  FORM OF AGREEMENT AND PLAN OF REORGANIZATION (F REORGANIZATIONS) ....   A-16
EXHIBIT B    ADDITIONAL INFORMATION PERTAINING TO PIONEER ........................    B-1
EXHIBIT C    PORTFOLIO MANAGER'S DISCUSSION OF PERFORMANCE .......................    C-1

                         AmSouth Capital Growth Fund and
                    Pioneer Oak Ridge Large Cap Growth Fund

                                  PROPOSAL 1(a)

               Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of the Proxy Statement/Prospectus. Exhibit A-1 is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information regarding Pioneer. The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

     Each Fund invests primarily in equity securities of large capitalization issuers and, consequently, the Funds have similar investment policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

    Comparison of AmSouth Capital Growth Fund to Pioneer Oak Ridge Large Cap
                                   Growth Fund

------------------------------------------------------------------------------------------------------------------------------------
                                 AmSouth Capital Growth Fund                Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Business               A non-diversified series of AmSouth Funds,      A diversified series of Pioneer Series Trust I,
                       an open-end management investment               an open-end management investment
                       company organized as a Massachusetts            company organized as a Delaware statutory
                       business trust.                                 trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of       $251.35 million                                 $157.9 million
March 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
Investment advisers    Investment Adviser:                             Investment Adviser:
and portfolio          AAMI                                            Pioneer
managers
                       Portfolio Manager:                              Investment Subadviser:
                       Day-to-day management of AmSouth Capital        Oak Ridge Investments, LLC ("Oak Ridge")
                       Growth Fund's portfolio is the responsibility
                       of John Mark McKenzie (since 2004), who         Portfolio Managers:
                       has been involved in investment                 Day-to-day management of the Fund's
                       management since 1981, with portfolio           portfolio is the responsibility of David M.
                       management expertise in both equity and         Klaskin (lead manager), Chairman (since
                       fixed income securities. Mr. McKenzie           1998), Treasurer and Chief Investment
                       co-managed the AmSouth Government               Officer (since 1989) of Oak Ridge, and
                       Income Fund from 1999 to 2002 and               Robert G. McVicker, Portfolio Manager and
                       managed it from 2003 to 2004.                   Director of Research at Oak Ridge (since
                       Mr. McKenzie has been associated with the       1989).
                       Trust Investment Department of AmSouth
                       Bank, and banks acquired by AmSouth
                       Bank, since 1984 and joined AAMI in 2003.

                       Mr. McKenzie is Senior Vice President of
                       AmSouth Bank and AAMI.
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

------------------------------------------------------------------------------------------------------------------------------------
                                    AmSouth Capital Growth Fund                Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment objective     AmSouth Capital Growth Fund seeks to             Pioneer Oak Ridge Large Cap Growth Fund
                         provide investors with capital growth.           seeks capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments      AmSouth Capital Growth Fund invests at           Normally, Pioneer Oak Ridge Large Cap
                         least 65% of its total assets in equity          Growth Fund invests at least 80% of its net
                         securities. The Fund invests primarily in        assets (plus the amount of borrowings, if
                         equity securities of U.S. companies with         any, for investment purposes) in equity
                         market capitalizations of at least $1 billion    securities of large capitalization U.S.
                         that AAMI believes offer opportunities for       companies. Large capitalization companies
                         capital appreciation and growth of earnings.     have market capitalizations at the time of
                         The Fund also may invest in medium-sized         acquisition of $3 billion or more. The Fund
                         companies.                                       anticipates that the average weighted market
                                                                          capitalization of the companies in the Fund's
                                                                          portfolio will be significantly higher than $3
                                                                          billion.

                                                                          The equity securities in which Pioneer Oak
                                                                          Ridge Large Cap Growth Fund principally
                                                                          invests are common stocks, preferred stocks,
                                                                          depositary receipts and convertible debt, but
                                                                          the Fund may invest in other types of equity
                                                                          securities to a lesser extent, such as warrants
                                                                          and rights.
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies    In choosing stocks for AmSouth Capital           Pioneer Oak Ridge Large Cap Growth Fund
                         Growth Fund, AAMI first identifies industries    uses a "growth" style of management and
                         that it believes will expand over the next few   seeks to invest in issuers with above
                         years or longer. AAMI then uses                  average potential for earnings growth.
                         fundamental analysis of company financial        Pioneer has engaged Oak Ridge to act as
                         statements to find large U.S. companies          the Fund's subadviser under Pioneer's
                         within these industries that offer the           supervision. When making purchase
                         prospect of solid earnings growth. AAMI          decisions for the Fund, the subadviser uses
                         also may consider other factors in selecting     a disciplined approach that involves three
                         investments for the Fund, including the          primary components:
                         development of new or improved products
                         or services, opportunities for greater market    o Research: The subadviser analyzes research
                         share, more effective management or other          on potential investments from a wide
                         signs that the company will have greater           variety of sources, including internally
                         than average earnings growth and capital           generated analysis and research provided
                         appreciation.                                      by institutions and the brokerage
                                                                            community. The subadviser seeks to
                                                                            supplement this analysis with information
                                                                            derived from business and trade
                                                                            publications, filings with the SEC, corporate
                                                                            contacts, industry conferences and
                                                                            discussions with company management.
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

------------------------------------------------------------------------------------------------------------------------------------
                                   AmSouth Capital Growth Fund               Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies                                                    o Fundamentals: Once a potential
(Continued)                                                                investment is identified, the subadviser
                                                                           considers whether the issuer possesses
                                                                           certain attributes that the subadviser
                                                                           believes a "buy" candidate should
                                                                           possess relating to, among other things,
                                                                           (i) growth of sales and earnings, (ii)
                                                                           earnings power, trends and predictability,
                                                                           (iii) quality of management, (iv)
                                                                           competitive position of products and/or
                                                                           services, (v) fundamentals of the industry
                                                                           in which the company operates and (vi)
                                                                           the ability to benefit from economic and
                                                                           political trends affecting the company.
                                                                         o Valuation: Finally, the subadviser values
                                                                           companies by considering price-to-sales
                                                                           ratios and price-to-earnings ratios within
                                                                           a peer group.
------------------------------------------------------------------------------------------------------------------------------------
Other investments        AmSouth Capital Growth Fund may invest in       The Fund may invest up to 20% of its total
                         debt securities of domestic and foreign         assets in equity and debt securities of
                         issuers when AAMI believes that such            non-U.S. corporate issuers and debt
                         securities offer opportunities for capital      securities of non-U.S. government issuers.
                         growth. The Fund may invest up to 10% of
                         its total assets in foreign securities which    The Fund will not invest more than 5% of
                         are not publicly traded in the United States.   its total assets in the securities of emerging
                                                                         markets issuers.
                         At least 65% of the Fund's total assets
                         invested in debt securities must consist of
                         debt securities which are rated no lower than
                         investment grade (Baa/BBB) by a credit rating
                         agency, or, if unrated, deemed to be of
                         comparable quality by AAMI. The remainder of
                         such assets may be invested in debt securities
                         which are rated no lower than Ba by Moody's
                         Investors Service, Inc. and BB by Standard &
                         Poor's Ratings Group ("S&P") or Fitch, Inc.
                         or, if unrated, deemed to be of comparable
                         quality by AAMI.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive      When AAMI determines adverse market             Pioneer Oak Ridge Large Cap Growth Fund
strategies               conditions exist, AmSouth Capital Growth        may invest all or part of its assets in
                         Fund may invest entirely in cash positions,     securities with remaining maturities of less
                         directly in U.S. government securities and      than one year, cash equivalents or may hold
                         short-term paper, such as bankers'              cash.
                         acceptances.
------------------------------------------------------------------------------------------------------------------------------------
Diversification          AmSouth Capital Growth Fund is non-             Pioneer Oak Ridge Large Cap Growth Fund
                         diversified for the purpose of the Investment   is diversified for the purpose of the
                         Company Act and, therefore, may                 Investment Company Act and is subject to
                         concentrate its investments in a limited        diversification requirements under the
                         number of issuers.                              Internal Revenue Code of 1986, as amended
                                                                         (the "Code").
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

------------------------------------------------------------------------------------------------------------------------------------
                                   AmSouth Capital Growth Fund                Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Industry               AmSouth Capital Growth Fund may not                Pioneer Oak Ridge Large Cap Growth Fund
concentration          purchase any securities which would cause          may not invest more than 25% of its assets
                       more than 25% of the value of the Fund's           in any one industry.
                       total assets at the time of purchase to be
                       invested in securities of one or more
                       issuers conducting their principal business
                       activities in the same industry, provided that
                       (a) there is no limitation with respect to
                       obligations issued or guaranteed by the U.S.
                       government or its agencies or
                       instrumentalities, and repurchase
                       agreements secured by obligations of the
                       U.S. government or its agencies or
                       instrumentalities; (b) wholly owned finance
                       companies will be considered to be in the
                       industries of their parents if their activities
                       are primarily related to financing the
                       activities of their parents; and (c) utilities
                       will be divided according to their services.
                       For example, gas, gas transmission, electric
                       and gas, electric, and telephone will each be
                       considered a separate industry.

                       There is no limitation with respect to
                       municipal securities, which, for purposes of
                       this limitation only, do not include private
                       activity bonds that are backed only by the
                       assets and revenues of a non-governmental
                       user.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and         AmSouth Capital Growth Fund may not                Pioneer Oak Ridge Large Cap Growth Fund
illiquid securities    invest more than 15% of its net assets in          may not invest more than 15% of its net
                       securities that are restricted as to resale, or    assets in securities that are illiquid and
                       for which no readily available market exists,      other securities that are not readily
                       including repurchase agreements providing          marketable. Repurchase agreements
                       for settlement more than seven days after          maturing in more than seven days will be
                       notice.                                            included for purposes of the foregoing limit.
------------------------------------------------------------------------------------------------------------------------------------
Borrowing              AmSouth Capital Growth Fund may not                Pioneer Oak Ridge Large Cap Growth Fund
                       borrow money or issue senior securities,           may not borrow money, except the Fund
                       except that the Fund may borrow from banks         may: (a) borrow from banks or through
                       or enter into reverse repurchase agreements        reverse repurchase agreements in an
                       for temporary emergency purposes in                amount up to 33 1/3% of the Fund's total
                       amounts up to 33 1/3% of the value of its total    assets (including the amount borrowed); (b)
                       assets at the time of such borrowing. The          to the extent permitted by applicable law,
                       Fund will not purchase securities while            borrow up to an additional 5% of the Fund's
                       borrowings (including reverse repurchase           assets for temporary purposes; (c) obtain
                       agreements) in excess of 5% of its total           such short-term credits as are necessary for
                       assets are outstanding. In addition, the Fund      the clearance of portfolio transactions; (d)
                       is permitted to participate in a credit facility   purchase securities on margin to the extent
                       whereby the Fund may directly lend to and          permitted by applicable law; and (e) engage
                       borrow money from other AmSouth funds for          in transactions in mortgage dollar rolls that
                       temporary purposes, provided that the loans        are accounted for as financings.
                       are made in accordance with an order of
                       exemption from the SEC and any conditions
                       thereto.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           AmSouth Capital Growth Fund                Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Lending        AmSouth Capital Growth Fund may not make           Pioneer Oak Ridge Large Cap Growth Fund
               loans, except that the Fund may purchase or        may not make loans, except that the Fund
               hold debt instruments in accordance with its       may (i) lend portfolio securities in
               investment objective and policies, lend Fund       accordance with the Fund's investment
               securities in accordance with its investment       policies, (ii) enter into repurchase
               objective and policies and enter into              agreements, (iii) purchase all or a portion of
               repurchase agreements. In addition, the Fund       an issue of publicly distributed debt
               is permitted to participate in a credit facility   securities, bank loan participation interests,
               whereby the Fund may directly lend to and          bank certificates of deposit, bankers'
               borrow money from other AmSouth Funds for          acceptances, debentures or other securities,
               temporary purposes, provided that the loans        whether or not the purchase is made upon
               are made in accordance with an order of            the original issuance of the securities, (iv)
               exemption from the SEC and any conditions          participate in a credit facility whereby the
               thereto.                                           Fund may directly lend to and borrow
                                                                  money from other affiliated funds to the
                                                                  extent permitted under the Investment
                                                                  Company Act or an exemption therefrom,
                                                                  and (v) make loans in any other manner
                                                                  consistent with applicable law, as amended
                                                                  and interpreted or modified from time to
                                                                  time by any regulatory authority having
                                                                  jurisdiction.
------------------------------------------------------------------------------------------------------------------------------------
Derivative     AmSouth Capital Growth Fund may invest in          Pioneer Oak Ridge Large Cap Growth Fund
instruments    futures contracts and options thereon              may use futures and options on securities,
               (interest rate futures contracts or index          indices and currencies, forward currency
               futures contracts, as applicable) to commit        exchange contracts and other derivatives.
               funds awaiting investment, to maintain cash        The Fund does not use derivatives as a
               liquidity or for other hedging purposes. The       primary investment technique and generally
               value of the Fund's contracts may equal or         limits their use to hedging. However, the
               exceed 100% of the Fund's total assets,            Fund may use derivatives for a variety of
               although the Fund will not purchase or sell        non-principal purposes, including:
               a futures contract unless immediately
               afterwards the aggregate amount of margin          o As a hedge against adverse changes in
               deposits on its existing futures positions           stock market prices, interest rates or
               plus the amount of premiums paid for                 currency exchange rates
               related futures options entered into for other     o As a substitute for purchasing or
               than bona fide hedging purposes is 5% or             selling securities
               less of its net assets.                            o To increase the Fund's return as a non-
                                                                    hedging strategy that may be considered
               The Fund also may write covered put                  speculative
               options in respect of specific securities in
               which the Fund may invest and write
               covered call and put option contracts. The
               size of the premiums that the Fund may
               receive may be adversely affected as new or
               existing institutions, including other
               investment companies, engage in or
               increase their option-writing activities.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Capital Growth Fund                 Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading    AmSouth Capital Growth Fund may engage             Pioneer Oak Ridge Large Cap Growth Fund
                      in the technique of short-term trading. Such       does not usually trade for short-term profits.
                      trading involves the selling of securities held    The Fund will sell an investment, however,
                      for a short-time, ranging from several             even if it has only been held for a short time,
                      months to less than a day. The object of           if it no longer meets the Fund's investment
                      such short-term trading is to increase the         criteria.
                      potential for capital appreciation and/or
                      income of the Fund in order to take
                      advantage of what AAMI believes are
                      changes in market, industry or individual
                      company outlook.
------------------------------------------------------------------------------------------------------------------------------------
Other investment      As described above, the Funds have substantially similar principal investment strategies
policies              and policies. Certain of the non-principal investment policies and restrictions are different.
and restrictions      For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                      Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Class A sales         Class A shares are offered with an initial sales   Class A shares are offered with an initial
charges and Rule      charge of up to 5.50% of the offering price,       sales charge of up to 5.75% of the offering
12b-1 fees            which is reduced depending upon the amount         price, which is reduced or waived for large
                      invested or, in certain circumstances, waived.     purchases and certain types of investors. At
                      Class A shares bought as part of an                the time of your purchase, your investment
                      investment of $1 million or more are not           firm may receive a commission from
                      subject to an initial sales charge, but may be     Pioneer Funds Distributor, Inc. ("PFD"), the
                      charged a contingent deferred sales charge         Fund's distributor, of up to 5% declining as
                      ("CDSC") of 1.00% if sold within one year of       the size of your investment increases.
                      purchase.
                                                                         There is no CDSC, except in certain
                      Class A shares pay a shareholder servicing         circumstances when the initial sales charge
                      fee (non 12b-1) of up to 0.25% of average          is waived.
                      daily net assets.
                                                                         Class A shares are subject to distribution
                                                                         and service (12b-1) fees of up to 0.25% of
                                                                         average daily net assets.

                      Class B shares are offered without an initial      Class B shares are offered without an initial
                      sales charge, but are subject to a CDSC of         sales charge, but are subject to a CDSC of
                      up to 5%. For Class B shares issued to             up to 4% if you sell your shares. The
                      former ISG Funds shareholders in                   charge is reduced over time and is not
                      connection with the combination of                 charged after five years. Your investment
                      AmSouth Funds with ISG Funds, the CDSC             firm may receive a commission from PFD,
                      on such Class B shares held continuously           the Fund's distributor, at the time of your
                      declines over six years, starting with year        purchase of up to 4%.
                      one and ending in year seven from: 4%,
                      3%, 3%, 2%, 2%, 1%. For all other Class B          Class B shares are subject to distribution
                      shares held continuously, the CDSC declines        and service (12b-1) fees of up to 1% of
                      over six years, starting with year one and         average daily net assets.
                      ending in year seven from: 5%, 4%, 3%,
                      3%, 2%, 1%. Eight years after purchase             Maximum purchase of Class B shares in a
                      (seven years in the case of shares acquired        single transaction is $49,999.
                      in the ISG combination), Class B shares
                      automatically convert to Class A shares.           Class B shares acquired through the
                                                                         Reorganization will retain the holding
                                                                         period, CDSC and commission schedules
                                                                         applicable to the original purchase.
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

------------------------------------------------------------------------------------------------------------------------------------
                                 AmSouth Capital Growth Fund               Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Class B sales          Class B shares pay a shareholder servicing      Class B shares convert to Class A shares
charges and Rule       fee (non 12b-1) of up to 0.25% of average       eight years after the date of purchase. Class
12b-1 fees             daily net assets and a distribution (12b-1)     B shares issued to former ISG Funds
(continued)            fee of 0.75% of average daily net assets.       shareholders will convert to Class A shares
                                                                       seven years after the date of purchase.
                       Maximum investment for all Class B
                       purchases by a shareholder for the Fund's
                       shares is $99,999.
------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y    AmSouth Capital Growth Fund does not            The Fund does not impose any initial,
sales charges and      impose any initial or CDSC on Class I           contingent deferred or asset based sales
Rule 12b-1 fees        shares.                                         charge on Class Y shares.

                       The Fund may impose a shareholder               The distributor incurs the expenses of
                       servicing fee (non 12b-1) of up to 0.15% of     distributing the Fund's Class Y shares, none
                       average daily net assets.                       of which are reimbursed by the Fund or the
                                                                       Class Y shareowners.
------------------------------------------------------------------------------------------------------------------------------------
Management and         AmSouth Capital Growth Fund pays an             Pioneer Oak Ridge Large Cap Growth Fund
other fees             advisory fee on a monthly basis at an           pays Pioneer an annual fee equal to 0.75%
                       annual rate of 0.80% of the Fund's average      of the Fund's average daily net assets up to
                       daily net assets.                               $1 billion and 0.70% on assets over $1
                                                                       billion. The fee is computed daily and paid
                       ASO Services Company, Inc. ("ASO") serves       monthly.
                       as administrator and fund accounting agent
                       for the Fund. The Fund pays ASO an              During its most recent fiscal year, the Fund
                       administrative services fee of 0.15% of the     paid an advisory fee at an average rate of
                       Fund's average daily net assets.                0.75% of average daily net assets.

                       For the fiscal year ended July 31, 2004,        In addition, the Fund reimburses Pioneer for
                       other expenses of the Fund were limited to      certain fund accounting and legal expenses
                       0.49% for Class A shares, 0.49% for Class       incurred on behalf of the Fund and pays a
                       B shares and 0.34% for Class I shares. Any      separate shareholder servicing/transfer
                       fee waiver or expense reimbursement             agency fee to PIMSS, an affiliate of Pioneer.
                       arrangement is voluntary and may be
                       discontinued at any time.                       Pioneer has contractually agreed to limit
                                                                       ordinary operating expenses to the extent
                       For the fiscal year ended July 31, 2004, the    required to reduce fund expenses to 1.30%
                       Fund's annual operating expenses for Class      and 2.10% of the average daily net assets
                       A shares, after giving effect to the expense    attributable to Class A and Class B shares,
                       limitation were 1.29%, and without giving       respectively. These expense limitations are in
                       effect to the expense limitation, were 1.31%    effect through April 1, 2008 for Class A
                       of average daily net assets.                    shares and through April 1, 2007 for Class B
                                                                       shares.
                       For the fiscal year ended July 31, 2004, the
                       Fund's annual operating expenses for Class      For the fiscal year ended November 30,
                       B shares, after giving effect to the expense    2004, the Fund's total annual operating
                       limitation were 2.04%, and without giving       expenses for Class A shares, after giving
                       effect to the expense limitation, were 2.06%    effect to the expense limitation, were
                       of average daily net assets.                    1.30%, and without giving effect to the
                                                                       expense limitation were 2.42% of average
                       For the fiscal year ended July 31, 2004, the    daily net assets.
                       Fund's annual operating expenses for Class
                       I shares, after giving effect to the expense    For the fiscal year ended November 30,
                       limitation were 1.14%, and without giving       2004, the Fund's total annual operating
                       effect to the expense limitation, were 1.21%    expenses for Class B shares, after giving
                       of average daily net assets.                    effect to the expense limitation, were
                                                                       2.20%, and without giving effect to the
                                                                       expense limitation were 2.94% of average
                                                                       daily net assets.
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

------------------------------------------------------------------------------------------------------------------------------------
                            AmSouth Capital Growth Fund                Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Management and       For the fiscal year ended July 31, 2004, the    For the fiscal year ended November 30,
other fees           Fund's annual operating expenses for Class      2004, the Fund's total annual operating
(continued)          I shares, after giving effect to the expense    expenses for Class Y shares were 1.19% of
                     limitation were 1.14%, and without giving       average daily net assets.
                     effect to the expense limitation, were 1.21%
                     of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Buying shares        You may buy shares of the Fund directly         You may buy shares from any investment
                     through BISYS Fund Services, the Fund's         firm that has a sales agreement with PFD,
                     distributor, or through brokers, registered     the Pioneer Fund's distributor.
                     investment advisers, banks and other
                     financial institutions that have entered into   If the account is established in the
                     selling agreements with the Fund's              shareholder's own name, shareholders may
                     distributor, as described in the Fund's         also purchase additional shares of the Fund
                     prospectus.                                     by telephone or online.

                     Certain account transactions may be done
                     by telephone.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares    You can exchange your shares in the Fund for    You may exchange your shares for shares
                     shares of the same class of another AmSouth     of the same class of another Pioneer mutual
                     Fund, usually without paying additional sales   fund. Your exchange request must be for at
                     charges. You must meet the minimum              least $1,000. The Fund allows you to
                     investment requirements for the Fund into       exchange your shares at net asset value
                     which you are exchanging. Exchanges from        without charging you either an initial or
                     one Fund to another are taxable. Class A        contingent deferred shares charge at the
                     shares may be exchanged for Class I shares      time of the exchange. Shares you acquire as
                     of the same Fund or another AmSouth Fund if     part of an exchange will continue to be
                     you become eligible to purchase Class I         subject to any contingent deferred sales
                     shares. Class I shares may be exchanged for     charge that applies to the shares you
                     Class A shares of the same Fund. No             originally purchased. When you ultimately
                     transaction fees are currently charged for      sell your shares, the date of your original
                     exchanges.                                      purchase will determine your contingent
                                                                     deferred sales charge. An exchange
                     If you sell your shares or exchange them        generally is treated as a sale and a new
                     for shares of another AmSouth Fund within       purchase of shares for federal income
                     7 days of the date of purchase, you will be     tax purposes.
                     charged a 2.00% fee on the current net
                     asset value of the shares sold or               After you establish an eligible fund account,
                     exchanged. The fee is paid to the Fund to       you can exchange Fund shares by telephone
                     offset the costs associated with short-term     or online.
                     trading, such as portfolio transaction and
                     administrative costs.

                     The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                     The fee will be charged on all covered
                     redemptions and exchanges, including those made through retirement plan, brokerage and other types of omnibus accounts
                     (except where it is not practical for the plan
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

------------------------------------------------------------------------------------------------------------------------------------
                               AmSouth Capital Growth Fund               Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares    administrator or brokerage firm to
(continued)          implement the fee). The Fund will not
                     impose the redemption fee on a redemption
                     or exchange of shares purchased upon the
                     reinvestment of dividend and capital gain
                     distributions.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares       Shares of each Fund are sold at the net asset value per share next calculated after the
                     Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                     You may sell your shares by contacting the      Normally, your investment firm will send your
                     Fund directly in writing or by telephone or     request to sell shares to PIMSS. You can also
                     by contacting a financial intermediary as       sell your shares by contacting the Fund
                     described in the Fund's prospectus.             directly if your account is registered in your
                                                                     name.

                                                                     If the account is established in the
                                                                     shareholder's own name, shareholders may
                                                                     also redeem shares of the Pioneer Fund by
                                                                     telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o    Large company or growth stocks fall out of favor with investors

     o The adviser's/subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect

     Pioneer Oak Ridge Large Cap Growth Fund may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser/subadviser might not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o    Withholding and other non-U.S. taxes may decrease the Fund's return

     In addition, at times, more than 25% of Pioneer Oak Ridge Large Cap Growth Fund's assets may be invested in the same market segment, such as financials or technology. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus.

     AmSouth Capital Growth Fund is subject to risks relating to the fact that it is non-diversified. The Fund may invest in a small number of companies which may increase the volatility of the Fund. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single company or industry.

     Although Pioneer Oak Ridge Large Cap Growth Fund is classified as a diversified investment company, the Fund's portfolio may be comprised of fewer issuers than many large cap growth funds. Typically, the subadviser expects the portfolio to include a limited number of different issuers, which may increase the volatility of the Fund's net asset value per share.

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

     The Pioneer Fund's past performance does not necessarily indicate how it will perform in the future. Pursuant to an agreement and plan of reorganization, the Pioneer Fund acquired all of the assets and those liabilities reflected in the net assets of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. In the reorganization, the predecessor fund exchanged all of its assets for Class A shares of the Pioneer Fund. The predecessor fund offered only one class of shares which was most similar to Class A shares of the Pioneer Fund. As a result of the reorganization, the Pioneer Fund is the accounting successor of the predecessor fund, which commenced operations on March 1, 1999. The Pioneer Fund's subadviser served as the predecessor fund's investment adviser. The performance of each class of the Pioneer Fund includes the performance of the predecessor fund's shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund. If the performance had been adjusted to reflect all differences in expenses, the performance of the Pioneer Fund would be lower.

                 AmSouth Capital Growth Fund -- Class A Shares
                         Calendar Year Total Returns*

(THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE ORIGINAL DOCUMENT.)

'95          30.42
'96          22.25
'97          30.79
'98          32.05
'99          21.85
'00          -0.69
'01         -21.75
'02         -25.17
'03          26.36
'04           3.80

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 22.63% for the quarter ended December 31, 1998, and the lowest quarterly return was -21.26% for the quarter ended September 30, 2001.

           Pioneer Oak Ridge Large Cap Growth Fund -- Class A Shares
                         Calendar Year Total Returns*

(THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE ORIGINAL DOCUMENT.)

'00           6.64
'01         -11.95
'02         -17.40
'03          19.53
'04          11.40

* During the period shown in the bar chart since the Fund's inception March 1, 1999, Pioneer Oak Ridge Large Cap Growth Fund's highest quarterly return was 13.43% for the quarter ended December 31, 1999, and the lowest quarterly return was -13.05% for the quarter ended September 30, 2002.

                          AmSouth Capital Growth Fund
             Average Annual Total Returns as of December 31, 2004

-----------------------------------------------------------------------------------------------------
                                                                   1 Year       5 Years      10 Years
-----------------------------------------------------------------------------------------------------
AmSouth Capital Growth Fund, Class A Shares
-----------------------------------------------------------------------------------------------------
Return Before Taxes(1)                                              -1.94%        -6.34%       9.24%
-----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                 -2.08%        -6.80%       7.69%
-----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares         -1.27%        -5.44%       7.62%
-----------------------------------------------------------------------------------------------------
AmSouth Capital Growth Fund, Class B Shares(2)
-----------------------------------------------------------------------------------------------------
Return Before Taxes                                                 -2.01%        -6.30%       8.87%
-----------------------------------------------------------------------------------------------------
AmSouth Capital Growth Fund, Class I Shares(3)
-----------------------------------------------------------------------------------------------------
Return Before Taxes                                                  3.92%        -5.11%       9.90%
-----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                  3.77%        -5.58%       8.34%
-----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares          2.54%        -4.44%       8.22%
-----------------------------------------------------------------------------------------------------
S&P 500/Barra Growth Index(4)
  (reflects no deduction for fees, expenses or taxes)                6.13%        -7.07%      11.44%
-----------------------------------------------------------------------------------------------------

(1) The quoted returns reflect the performance from 4/1/96 to 3/12/00 of the ISG Capital Growth Fund, an open-end investment company that was the predecessor fund to the AmSouth Capital Growth Fund. The ISG Capital Growth Fund commenced operations on 4/1/96 through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using substantially the same investment objective, policies and methodologies as the Fund. The quoted before-tax returns of the Fund include the performance of the predecessor fund and commingled accounts for periods dating back to 7/31/93, and prior to the Fund's commencement of operations, restated to reflect the expenses associated with the Fund. The commingled accounts were not registered with the SEC and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected. After-tax returns reflect performance since 4/1/96, and do not include the performance of the commingled accounts prior to that date. Class A shares were first offered on 4/1/96.

(2) Performance for the Class B shares, which were first offered on 2/5/98, is based on the historical performance of the Fund's Class A shares, including the performance of the predecessor fund and commingled accounts (without sales charge), prior to that date. The predecessor fund and commingled accounts were managed using substantially the same investment objective, policies and methodologies as the Fund. The historical performance of the Class B shares has been restated to reflect the Fund's Class B shares distribution (12b-1) fees and the contingent deferred sales charge.

(3) Performance for the Class I shares, which were first offered on 10/3/97, is based on the historical performance of the Fund's Class A shares, including the performance of the predecessor fund and commingled accounts (without sales charge), prior to that date. The predecessor fund and commingled accounts were managed using substantially the same investment objective, policies and methodologies as the Fund.

(4) The S&P 500/Barra Growth Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

     The table above shows the impact of taxes on AmSouth Capital Growth Fund's returns. After-tax returns are only shown for Class A shares and Class I shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                    Pioneer Oak Ridge Large Cap Growth Fund
             Average Annual Total Returns as of December 31, 2004

-------------------------------------------------------------------------------------------------------------
                                                                                              Since Inception
                                                                    1 Year       5 Years      (March 1, 1999)
-------------------------------------------------------------------------------------------------------------
 Pioneer Oak Ridge Large Cap Growth Fund, Class A shares
-------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  4.96%        -0.54%           1.26%
-------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               4.88%        -0.79%           1.04%
-------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       3.29%        -0.55%           0.99%
-------------------------------------------------------------------------------------------------------------
 Pioneer Oak Ridge Large Cap Growth Fund, Class B shares(2)
-------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  6.59%        -0.10%           1.53%
-------------------------------------------------------------------------------------------------------------
 Pioneer Oak Ridge Large Cap Growth Fund, Class Y shares(2)
-------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 11.56%         0.67%           2.31%
-------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                              11.51%         0.43%           2.10%
-------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       7.58%         0.48%           1.90%
-------------------------------------------------------------------------------------------------------------
 S&P 500 Index(3)
  (reflects no deduction for fees, expenses or taxes)                10.87%        -2.30%           1.13%
-------------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(4)
  (reflects no deduction for fees, expenses or taxes)                 6.30%        -9.29%          -3.56%
-------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) Reflects the inception date of predecessor fund. The inception date of Class B shares was February 17, 2004 and of Class Y shares was August 11, 2004.

(3) The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

(4) The Russell 1000 Growth Index, and unmanaged index made up of those stocks contained within the Russell 1000 Index having higher price-to-book ratios, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Capital Growth Fund, the expenses of AmSouth Capital Growth Fund for the period ended January 31, 2005 and (ii) for Pioneer Oak Ridge Large Cap Growth Fund, the expenses of Pioneer Oak Ridge Large Cap Growth Fund for the period ended May 31, 2005. Future expenses for all share classes may be greater or less. Shareholders of AmSouth Large Cap Fund are also being asked to approve the reorganization of their fund into Pioneer Oak Ridge Large Cap Growth Fund. The tables also show (1) the pro forma expenses of the combined Fund assuming the Reorganization occurred on May 31, 2005, and (2) the pro forma expenses of the combined Fund assuming the reorganization of AmSouth Large Cap Fund into Pioneer Oak Ridge Large Cap Growth Fund also occurred on May 31, 2005.

                                                                              Combined
                                                                                Fund
                                                                             (including
                                 AmSouth        Pioneer                        AmSouth         AmSouth
                                 Capital          Oak          Combined       Large Cap        Capital
                                 Growth          Ridge        Fund (Pro       Fund) (Pro        Growth
Shareholder transaction          Fund(1)         Fund           Forma)         Forma)          Fund(1)
fees (paid directly from         Class A        Class A        Class A         Class A         Class B
your investment)              ------------- -------------- -------------- ----------------- -------------
Maximum sales charge
 (load) when you buy
 shares as a percentage of
 offering price .............     5.50%(2)       5.75%(2)        5.75%(2)        5.75%(2)        None
Maximum deferred sales
 charge (load) as a
 percentage of purchase
 price or the amount you
 receive when you sell
 shares, whichever
 is less ....................     None           None            None            None            5.00%(3)
Redemption fees .............     2.00%(4)       None            None            None            2.00%(4)
Annual fund operating
 expenses (deducted from
 fund assets) (as a % of
 average net assets)
Management fee ..............     0.80%          0.75%           0.75%           0.75%           0.80%
Distribution and service
 (12b-1) fee ................     None           0.25%           0.25%           0.25%           0.75%
Other expenses ..............     0.57%(5)       0.47%           0.25%           0.19%           0.67%(5)
Total fund operating
 expenses ...................     1.37%          1.47%(6)        1.25%           1.19%           2.22%
Expense reimbursement/
 reduction ..................     0.08%          0.17%(7)          NA             N/A            0.18%
Net fund operating
 expenses ...................     1.29%          1.30%           1.25%           1.19%           2.04%



                                                          Combined                                            Combined
                                                            Fund                                                Fund
                                                         (including                                          (including
                                                           AmSouth                                            AmSouth
                                              Combined    Large Cap      AmSouth      Pioneer     Combined   Large Cap
                               Pioneer Oak   Fund (Pro   Fund) (Pro      Capital     Oak Ridge   Fund (Pro   Fund) (Pro
Shareholder transaction         Ridge Fund     Forma)      Forma)     Growth Fund(1)   Fund       Forma)      Forma)
fees (paid directly from         Class B      Class B      Class B       Class I      Class Y     Class Y     Class Y
your investment)              ------------- ----------- ------------ -------------- ----------- ----------- -----------
Maximum sales charge
 (load) when you buy
 shares as a percentage of
 offering price .............     None         None        None          None          None        None        None
Maximum deferred sales
 charge (load) as a
 percentage of purchase
 price or the amount you
 receive when you sell
 shares, whichever
 is less ....................     4.00%        4.00%       4.00%         None          None        None        None
Redemption fees .............     None         None        None          2.00%(4)      None        None        None
Annual fund operating
 expenses (deducted from
 fund assets) (as a % of
 average net assets)
Management fee ..............     0.75%        0.75%       0.75%         0.80%         0.75%       0.75%       0.75%
Distribution and service
 (12b-1) fee ................     1.00%        1.00%       1.00%         None          None        None        None
Other expenses ..............     0.69%        0.53%       0.45%         0.45%(5)      0.30%       0.15%       0.11%
Total fund operating
 expenses ...................     2.44%(6)     2.28%       2.20%         1.25%         1.05%(6)    0.90%       0.86%
Expense reimbursement/
 reduction ..................     0.24%(7)     0.18%(8)    0.10%(8)      0.11%         N/A         N/A         N/A
Net fund operating
 expenses ...................     2.20%        2.10%       2.10%         1.14%         1.05%       0.90%       0.86%

--------
(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) For the period ended January 31, 2005, other expenses for your AmSouth Fund were limited to 0.49% for Class A shares, 0.49% for Class B shares and 0.34% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(7) The expenses in the table above reflect the expense limitations currently in effect for the Pioneer Fund, under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.30%, and 2.20% of the average daily net assets attributable to Class A and Class B shares, respectively. These expense limitations are in effect through April 1, 2008 for Class A shares and through April 1, 2006 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

(8) The expenses in the table above reflect the expense limitation in effect for Class B shares of the Pioneer Fund, under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses 2.10% of the average daily net assets attributable Class B shares. This expense limitation is in effect through April 1, 2007. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                         Combined Fund
                                                                                                          (including
                                                                                                         AmSouth Large
                                         AmSouth Capital       Pioneer Oak Ridge       Combined Fund       Cap Fund)
Number of years you own your shares        Growth Fund       Large Cap Growth Fund      (Pro Forma)       (Pro Forma)
-----------------------------------------------------------------------------------------------------------------------
 Class A
-----------------------------------------------------------------------------------------------------------------------
 Year 1                                      $  682                  $  700                $  695           $  689
-----------------------------------------------------------------------------------------------------------------------
 Year 3                                      $  960                  $  963                $  949           $  931
-----------------------------------------------------------------------------------------------------------------------
 Year 5                                      $1,259                  $1,485                $1,222           $1,192
-----------------------------------------------------------------------------------------------------------------------
 Year 10                                     $2,106                  $2,913                $1,999           $1,935
-----------------------------------------------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
-----------------------------------------------------------------------------------------------------------------------
 Year 1                                      $  725                  $  623                $  613           $  613
-----------------------------------------------------------------------------------------------------------------------
 Year 3                                      $  994                  $1,140                $  995           $  979
-----------------------------------------------------------------------------------------------------------------------
 Year 5                                      $1,390                  $1,583                $1,304           $1,271
-----------------------------------------------------------------------------------------------------------------------
 Year 10                                     $2,340                  $3,086                $2,342           $2,270
-----------------------------------------------------------------------------------------------------------------------
 Class B -- assuming no redemption
-----------------------------------------------------------------------------------------------------------------------
 Year 1                                      $  225                  $  223                $  213           $  213
-----------------------------------------------------------------------------------------------------------------------
 Year 3                                      $  694                  $  840                $  695           $  679
-----------------------------------------------------------------------------------------------------------------------
 Year 5                                      $1,190                  $1,483                $1,204           $1,171
-----------------------------------------------------------------------------------------------------------------------
 Year 10                                     $2,340                  $3,086                $2,342           $2,270
-----------------------------------------------------------------------------------------------------------------------
                                             Class I                                            Class Y
-----------------------------------------------------------------------------------------------------------------------
 Year 1                                      $  127                  $  121                $   92           $   88
-----------------------------------------------------------------------------------------------------------------------
 Year 3                                      $  397                  $  378                $  287           $  274
-----------------------------------------------------------------------------------------------------------------------
 Year 5                                      $  686                  $  654                $  498           $  477
-----------------------------------------------------------------------------------------------------------------------
 Year 10                                     $1,511                  $1,443                $1,108           $1,061
-----------------------------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Capital Growth Fund and its shareholders. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the historical investment performance of Pioneer Oak Ridge Large Cap Growth Fund is better than your AmSouth Fund's investment performance. For the one and five year periods ended December 31, 2004, Class A shares of Pioneer Oak Ridge Large Cap Growth Fund had an average annual return of 4.96% (one year); and -0.54% (five year), compared to an average annual return of the Class A shares of your AmSouth Fund of -1.94% (one year); and -6.34% (five year), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets, including $26.7 billion in equity securities. Pioneer is the U.S. advisory subsidiary of Pioneer Global

Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your AmSouth Fund's shareholders through exchanges

     Fourth, Pioneer Oak Ridge Large Cap Growth Fund's management fee (0.75% of average daily net assets) is lower than the advisory fee of your AmSouth Fund (0.80% of average daily net assets). The historical gross and net expenses of Pioneer Oak Ridge Large Cap Growth Fund attributable to Class A are higher than your AmSouth Fund's historical gross and net expenses. However, the estimated pro forma expenses of the Pioneer Fund attributable to Class A and Y shares after giving effect to the Reorganizations on both a gross and net basis are lower than your AmSouth Fund's gross and net operating expenses for the Class A and I shares. The estimated pro forma expenses for Class B shares will be lower on a gross basis, but higher on a net basis. The lower expenses of your AmSouth Fund are a result of voluntary expense limitations that may be discontinued at any time. AAMI has informed the Trustees that AmSouth Bank and its affiliates will discontinue the expense limitations in the future. The Board considered the positive factors associated with the Reorganization, such as the superior performance of the Pioneer Fund, to outweigh the negative factors, such as the increase in net operating expenses for the Class B shares. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduced per share expenses.

     Fifth, the substantially larger size of the combined Pioneer Oak Ridge Large Cap Growth Fund will offer greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Sixth, the Class A, B and Y shares of Pioneer Oak Ridge Large Cap Growth Fund received in the Reorganization will provide AmSouth Capital Growth Fund shareholders with exposure to substantially the same investment product as they have currently.

     Seventh, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares. Although the Reorganization will result in a per share increase in net unrealized capital gains and decrease in capital loss carryforwards, the potential negative tax consequences of these aspects of the Reorganization are outweighed by the advantages of the Reorganization.

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the AmSouth Funds' proxy statements and solicitation costs incurred by the AmSouth Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible for all costs and expenses of the AmSouth Funds in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005. The table also sets forth the pro forma capitalization of the combined Fund as of May 31, 2005, assuming the shareholders of AmSouth Large Cap Fund approve the reorganization of their fund into Pioneer Oak Ridge Large Cap Growth Fund.

                                                                                                              Pro Forma
                                                                                                             Pioneer Oak
                                                                                                           Ridge Large Cap
                                                                                          Pro Forma          Growth Fund
                                                                     Pioneer Oak         Pioneer Oak         (including
                                               AmSouth Capital     Ridge Large Cap     Ridge Large Cap      AmSouth Large
                                                 Growth Fund         Growth Fund         Growth Fund          Cap Fund)
                                                 May 31, 2005        May 31, 2005        May 31, 2005       May 31, 2005
                                              -----------------   -----------------   -----------------   ----------------
  Total Net Assets (in thousands) .........         $248,563           $220,176             $468,739           $799,086
    Class A shares ........................         $ 27,454           $ 87,287             $114,740           $228,425
    Class B shares ........................         $  6,781           $ 10,999             $ 17,780           $ 40,130
    Class I/Y shares ......................         $214,328           $ 79,164             $293,493           $487,805
  Net Asset Value Per Share
    Class A shares ........................         $   9.99           $  12.66             $  12.66           $  12.66
    Class B shares ........................         $   9.30           $  12.54             $  12.54           $  12.54
    Class I/Y shares ......................         $  10.01           $  12.70             $  12.70           $  12.70
  Shares Outstanding
    Class A shares ........................        2,747,560          6,895,166            9,063,867         18,044,318
    Class B shares ........................          729,523            877,131            1,417,918          3,200,220
    Class I/Y shares ......................       21,403,248          6,234,510           23,113,721         38,416,647

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                        AmSouth Enhanced Market Fund and
                                  Pioneer Fund

                                  PROPOSAL 1(b)

               Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of the Proxy Statement/Prospectus. Exhibit A-1 is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information regarding Pioneer. The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

     Each Fund invests primarily in the equity securities of large cap U.S. issuers and, consequently, has similar investment policies and risks. Your Fund, while not a pure index fund, seeks to track closely the S&P 500 Stock Index, while the Pioneer Fund is actively managed and does not have a goal of tracking an index. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

          Comparison of AmSouth Enhanced Market Fund to Pioneer Fund

------------------------------------------------------------------------------------------------------------------------------------
                                AmSouth Enhanced Market Fund                              Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
Business               A diversified series of AmSouth Funds, an      A diversified open-end management
                       open-end management investment company         investment company organized as a
                       organized as a Massachusetts business          Delaware statutory trust.
                       trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of       $190.38 million                                $6,463.4 million
March 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
Investment advisers    Investment Adviser:                            Investment Adviser:
and portfolio          AAMI                                           Pioneer
managers
                       Investment Subadviser:                         Portfolio Managers:
                       OakBrook Investments, LLC ("OakBrook")         Day-to-day management of the Pioneer Fund's
                                                                      portfolio is the responsibility of John A. Carey,
                       Portfolio Managers:                            portfolio manager, and Walter Hunnewell, Jr.,
                       Day-to-day management of AmSouth               assistant portfolio manager. Mr. Carey is
                       Enhanced Market Fund's portfolio is the        director of portfolio management and an
                       responsibility of a team of investment         executive vice president of Pioneer. Mr. Carey
                       professionals, all of whom take part in the    joined Pioneer in 1979. Mr. Hunnewell is a
                       decision making process. Dr. Neil Wright,      vice president of Pioneer. Mr. Hunnewell
                       Ms. Janna Sampson and Dr. Peter                joined Pioneer in 2001 and has been an
                       Jankovskis are the team members and have       investment professional for more than 16
                       been the portfolio managers of the Fund        years.
                       since its inception in 1998. Each of the
                       portfolio managers has been with OakBrook
                       since 1998.

                       Dr. Wright is OakBrook's President and Chief
                       Investment Officer. From 1993 to 1997, Dr.
                       Wright was the Chief Investment Officer of
                       ANB Investment Management & Trust Co.
                       ("ANB").

                       Ms. Sampson is OakBrook's Director of
                       Portfolio Management. From 1993 to 1997, she was Senior Portfolio Manager for ANB.

                       Dr. Jankovskis is OakBrook's Director of
                       Research. From 1992 to 1996, he was an
                       Investment Strategist for ANB and from 1996
                       to 1997 he was the Manager of Research for
                       ANB.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   AmSouth Enhanced Market Fund                              Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment objective     AmSouth Enhanced Market Fund seeks to            Pioneer Fund seeks reasonable income and
                         produce long-term growth of capital by           capital growth through investment primarily
                         investing in a diversified portfolio of common   in equity securities of U.S. issuers.
                         stocks and securities convertible into common
                         stock such as convertible bonds and
                         convertible preferred stock. Oakbrook does
                         not currently intend to purchase convertible
                         securities.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments      AmSouth Enhanced Market Fund normally            Pioneer Fund invests a major portion of its
                         invests at least 80% of its total assets in      assets in equity securities, primarily of U.S.
                         equity securities drawn from the S&P 500         issuers. For purposes of the Fund's
                         Stock Index (the "S&P 500").                     investment policies, equity securities include
                                                                          common stocks, convertible debt and other
                                                                          equity instruments such as depositary
                                                                          receipts, warrants, rights and preferred
                                                                          stock.

                                                                          In pursuing its investment strategy, the Pioneer Fund
                                                                          generally will hold the equity securities of a smaller
                                                                          number of issuers than AmSouth Enhanced Market Fund. As
                                                                          of June 30, 2005, the AmSouth Fund held approximately
                                                                          370 positions, reflecting its index-oriented investment
                                                                          approach, while the Pioneer Fund held approximately 130
                                                                          portfolio positions. Consequently, Pioneer is likely to
                                                                          sell a significant number of the portfolio positions
                                                                          acquired from the AmSouth Fund. The anticipated
                                                                          reduction in portfolio positions reflects the Pioneer
                                                                          Fund's investment approach of investing in a portfolio
                                                                          consisting of fewer and more significant positions than
                                                                          the AmSouth Fund's more diversified, index-oriented
                                                                          portfolio. This reduction in the number of positions
                                                                          may result in the Pioneer Fund realizing gains on
                                                                          existing AmSouth Fund holdings, which capital gains
                                                                          will be distributed to all of the Pioneer Fund's
                                                                          shareholders after the closing date, and incurring
                                                                          transaction costs. The amount of such gains and any
                                                                          transaction costs cannot be accurately estimated at
                                                                          this time. Pioneer intends to take such factors into
                                                                          consideration in selecting any portfolio positions for
                                                                          sale.


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   AmSouth Enhanced Market Fund                              Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies  AmSouth Enhanced Market Fund invests in a            Pioneer Fund uses a "value" style of management
                       broadly diversified portfolio of stocks of the       and seeks securities selling at reasonable
                       companies comprising the S&P 500,                    prices or substantial discounts to their
                       overweighting relative to their S&P weights          underlying values and then holds these
                       those that the subadviser believes to be             securities until the market values reflect
                       undervalued compared to others in the S&P            their intrinsic values. Pioneer looks at the
                       500.                                                 following factors in selecting investments:
                                                                            favorable expected returns relative to
                       The Fund seeks to maintain risk                      perceived risk; about average potential for
                       characteristics similar to those of the S&P          earnings and revenue growth; low market
                       500 and, normally, invests at least 80% of           valuations relative to earnings forecast, book
                       its assets in common stocks drawn from               value, cash flow and sales; a sustainable
                       the S&P 500. The Fund's investment                   competitive advantage such as a brand name,
                       subadviser does not currently intend to              customer base, proprietary technology or
                       purchase convertible securities.                     economies of scale.

                       The subadviser's stock selection process
                       utilizes computer-aided quantitative analysis.
                       The subadviser's computer models use
                       many types of data, but emphasize technical
                       data such as price and volume information.
                       Applying these models to stocks within the
                       S&P 500, the subadviser hopes to generate
                       more capital growth than that of the S&P
                       500. The subadviser's emphasis on
                       technical analyses can result in significant
                       shifts in portfolio holdings at different
                       times. However, stringent risk controls at
                       the style, industry and individual stock
                       levels help ensure the Fund maintains risk
                       characteristics similar to those of the S&P
                       500.
------------------------------------------------------------------------------------------------------------------------------------
Other investments      AmSouth Enhanced Market Fund may invest              Pioneer Fund may invest up to 10% of its
                       up to 20% of its total assets in equity              total assets in equity and debt securities of
                       securities not held in the S&P 500,                  non-U.S. corporate issuers and debt
                       corporate bonds, notes, and warrants, and            securities of non-U.S. government issuers.
                       short-term money market instruments.
                       Stock futures and option contracts, stock            The Fund will not invest more than 5% of
                       index futures and index option contracts             its total assets in securities of emerging
                       may be used to hedge cash and maintain               market issuers.
                       exposure to the U.S. equity market.
                                                                            The Fund may invest up to 5% of its net
                                                                            assets in below investment grade debt
                                                                            securities issued by both U.S. and non-U.S.
                                                                            corporate and government issuers.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive    When AAMI determines adverse market                  Pioneer Fund may invest all or part of its
strategies             conditions exist, AmSouth Enhanced Market            assets in securities with remaining
                       Fund may invest entirely in cash positions,          maturities of less than one year, cash
                       directly in U.S. government securities and           equivalents or may hold cash.
                       short-term paper, such as bankers'
                       acceptances.
------------------------------------------------------------------------------------------------------------------------------------
Diversification        Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code").
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                            AmSouth Enhanced Market Fund                              Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
Industry               AmSouth Enhanced Market Fund may not                 Pioneer Fund may not invest more than
concentration          purchase any securities which would cause            25% of its assets in any one industry.
                       more than 25% of the value of the Fund's
                       total assets at the time of purchase to be
                       invested in securities of one or more issuers
                       conducting their principal business activities in
                       the same industry, provided that (a) there is
                       no limitation with respect to obligations issued
                       or guaranteed by the U.S. government or its
                       agencies or instrumentalities, and repurchase
                       agreements secured by obligations of the U.S.
                       government or its agencies or
                       instrumentalities; (b) wholly owned finance
                       companies will be considered to be in the
                       industries of their parents if their activities
                       are primarily related to financing the
                       activities of their parents; and (c) utilities
                       will be divided according to their services.
                       For example, gas, gas transmission, electric
                       and gas, electric, and telephone will each be
                       considered a separate industry.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and         AmSouth Enhanced Market Fund may not                 Pioneer Fund may not invest more than
illiquid securities    invest more than 15% of its net assets in            15% of its net assets in securities that are
                       securities that are restricted as to resale, or      illiquid and other securities that are not
                       for which no readily available market exists,        readily marketable. Repurchase agreements
                       including repurchase agreements providing            maturing in more than seven days will be
                       for settlement more than seven days after            included for purposes of the foregoing limit.
                       notice.
------------------------------------------------------------------------------------------------------------------------------------
Borrowing              AmSouth Enhanced Market Fund may not                 Pioneer Fund may not borrow money,
                       borrow money or issue senior securities,             except the Fund may: (a) borrow from
                       except the Fund may borrow from banks or             banks or through reverse repurchase
                       enter into reverse repurchase agreements             agreements in an amount up to 33 1/3% of
                       for temporary emergency purposes in                  the Fund's total assets (including the
                       amounts up to 33 1/3% of the value of its            amount borrowed); (b) borrow up to an
                       total assets at the time of such borrowing.          additional 5% of the Fund's assets for
                       The Fund will not purchase securities while          temporary purposes; (c) obtain such short-
                       borrowings (including reverse repurchase             term credits as are necessary for the
                       agreements) in excess of 5% of its total             clearance of portfolio transactions; (d)
                       assets are outstanding. In addition, the Fund        purchase securities on margin to the extent
                       is permitted to participate in a credit facility     permitted by applicable law; and (e) engage
                       whereby the Fund may directly lend to and            in transactions in mortgage dollar rolls that
                       borrow money from other AmSouth funds                are accounted for as financings.
                       for temporary purposes, provided that the
                       loans are made in accordance with an order
                       of exemption from the SEC and any
                       conditions thereto.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 AmSouth Enhanced Market Fund                             Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
Lending                AmSouth Enhanced Market Fund may not                 Pioneer Fund may not make loans, except
                       make loans, except that the Fund may                 that the Fund may (i) lend portfolio
                       purchase or hold debt instruments in                 securities in accordance with the Fund's
                       accordance with its investment objective and         investment policies, (ii) enter into
                       policies, lend Fund securities in accordance         repurchase agreements, (iii) purchase all or
                       with its investment objective and policies and       a portion of an issue of publicly distributed
                       enter into repurchase agreements. In addition,       debt securities, bank loan participation
                       the Fund is permitted to participate in a credit     interests, bank certificates of deposit,
                       facility whereby the Fund may directly lend to       bankers' acceptances, debentures or other
                       and borrow money from other AmSouth                  securities, whether or not the purchase is
                       funds for temporary purposes, provided that          made upon the original issuance of the
                       the loans are made in accordance with an             securities, (iv) participate in a credit facility
                       order of exemption from the SEC and any              whereby the Fund may directly lend to and
                       conditions thereto.                                  borrow money from other affiliated funds to
                                                                            the extent permitted under the Investment
                                                                            Company Act or an exemption therefrom,
                                                                            and (v) make loans in any other manner
                                                                            consistent with applicable law, as amended
                                                                            and interpreted or modified from time to
                                                                            time by any regulatory authority having
                                                                            jurisdiction.
------------------------------------------------------------------------------------------------------------------------------------
Derivative             AmSouth Enhanced Market Fund may invest              Pioneer Fund may use futures and options
instruments            in futures contracts and options thereon             on securities, indices and currencies,
                       (interest rate futures contracts or index            forward currency exchange contracts and
                       futures contracts, as applicable) to commit          other derivatives. The Fund does not use
                       funds awaiting investment, to maintain cash          derivatives as a primary investment
                       liquidity or for other hedging purposes.             technique and generally limits their use to
                       Stock futures and option contracts, stock            hedging. However, the Fund may use
                       index futures and index option contracts             derivatives for a variety of non-principal
                       may be used to hedge cash and maintain               purposes, including:
                       exposure to the U.S. equity market. The
                       value of the Fund's contracts may equal or           o As a hedge against adverse changes in
                       exceed 100% of the Fund's total assets,                stock market prices, interest rates or
                       although the Fund will not purchase or sell            currency exchange rates
                       a futures contract unless immediately
                       afterwards the aggregate amount of margin            o As a substitute for purchasing or selling
                       deposits on its existing futures positions             securities
                       plus the amount of premiums paid for
                       related futures options entered into for other       o To increase the Fund's return as a non-
                       than bona fide hedging purposes is 5% or               hedging strategy that may be considered
                       less of its net assets.                                speculative
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading     AmSouth Enhanced Market Fund may                     Pioneer Fund does not usually trade for
                       engage in the technique of short-term                short-term profits. The Fund will sell an
                       trading. Such trading involves the selling of        investment, however, even if it has only
                       securities held for a short-time, ranging            been held for a short time, if it no longer
                       from several months to less than a day. The          meets the Fund's investment criteria.
                       object of such short-term trading is to
                       increase the potential for capital
                       appreciation and/or income of the Fund in
                       order to take advantage of what OakBrook
                       believes are changes in market, industry or
                       individual company conditions or outlook.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 AmSouth Enhanced Market Fund                           Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
Other investment      As described above, the Funds have substantially similar principal investment strategies
policies and          and policies. Certain of the non-principal investment policies and restrictions are different.
restrictions          For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                    Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Class A sales         Class A shares are offered with an initial sales   Class A shares are offered with an initial
charges and Rule      charge of up to 5.50% of the offering price,       sales charge of up to 5.75% of the offering
12b-1 Fees            which is reduced depending upon the amount         price, which is reduced or waived for large
                      invested or, in certain circumstances, waived.     purchases and certain types of investors. At
                      Class A shares bought as part of an                the time of your purchase, your investment
                      investment of $1 million or more are not           firm may receive a commission from
                      subject to an initial sales charge, but may be     Pioneer Funds Distributor, Inc. ("PFD"), the
                      charged a contingent deferred sales charge         Fund's distributor, of up to 5% declining as
                      ("CDSC") of 1.00% if sold within one year of       the size of your investment increases.
                      purchase.
                                                                         There is no CDSC, except in certain
                      Class A shares pay a shareholder servicing         circumstances when the initial sales charge
                      fee (12b-1) of up to 0.25% of average daily        is waived.
                      net assets.
                                                                         Class A shares are subject to distribution
                                                                         and service (12b-1) fees of up to 0.25% of
                                                                         average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Class B sales         Class B shares are offered without an initial      Class B shares are offered without an initial
charges and Rule      sales charge, but are subject to a CDSC            sales charge, but are subject to a CDSC of
12b-1 fees            of up to 5%. For all Class B shares held           up to 4% if you sell your shares. The
                      continuously, the CDSC declines over six           charge is reduced over time and is not
                      years, starting with year one and ending in        charged after five years. Your investment
                      year seven from: 5%, 4%, 3%, 3%, 2%,               firm may receive a commission from PFD,
                      1%. Eight years after purchase, Class B            the Fund's distributor, at the time of your
                      shares automatically convert to Class A            purchase of up to 4%.
                      shares.
                                                                         Class B shares are subject to distribution
                      Class B shares pay a shareholder servicing         and service (12b-1) fees of up to 1% of
                      fee (non 12b-1) of up to 0.25% of average          average daily net assets.
                      daily net assets and a distribution (12b-1)
                      fee of 0.75% of average daily net assets.          Maximum purchase of Class B shares in a
                                                                         single transaction is $49,999.
                      Maximum investment for all Class B
                      purchases by a shareholder for the Fund's          Class B shares acquired through the
                      shares is $99,999.                                 Reorganization will retain the holding
                                                                         period, CDSC and commission schedules
                                                                         applicable to the original purchase.

                                                                         Class B shares convert to Class A shares
                                                                         eight years after the date of purchase.
------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y    AmSouth Enhanced Market Fund does not           The Fund does not impose any initial,
sales charges and      impose any initial or CDSC on Class I           contingent deferred or asset based sales
Rule 12b-1 fees        shares.                                         charge on Class Y shares.

                       The Fund may impose a shareholder               The distributor incurs the expenses of
                       servicing fee (non 12b-1) of up to 0.15% of     distributing the Fund's Class Y shares, none
                       average daily net assets.                       of which are reimbursed by the Fund or the
                                                                       Class Y shareowners.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                            AmSouth Enhanced Market Fund                            Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
Management and    AmSouth Enhanced Market Fund pays an            Pioneer Fund pays Pioneer an annual basic
other fees        advisory fee on a monthly basis at an annual    fee of 0.60% of the Fund's average daily net
                  rate of 0.35% of the Fund's average daily net   assets. The fee is computed daily and paid
                  assets.                                         monthly.

                  ASO Services Company, Inc. ("ASO") serves       Pioneer's fee increases or decreases
                  as administrator and fund accounting agent      depending upon whether the Fund's
                  for the Fund. The Fund pays ASO an              performance exceeds, or is exceeded by,
                  administrative services fee of 0.15% of the     that of the S&P 500 Index over a rolling
                  Fund's average daily net assets.                three year performance period. Each
                                                                  percentage point of difference between the
                  For the fiscal year ended July 31, 2004,        performance of the Class A shares and the
                  other expenses of the Fund were limited to      index (limited to a maximum of +/-10) is
                  0.50% for Class A shares, 0.50% for Class       multiplied by a performance rate adjustment
                  B shares and 0.35% for Class I shares. Any      of 0.01%. As a result, the fee is subject to a
                  fee waiver or expense reimbursement             maximum annualized rate adjustment of
                  arrangement is voluntary and may be             +/-0.10%. This performance comparison is
                  discontinued at any time.                       made at the end of each month. An
                                                                  appropriate monthly percentage of this
                  For the fiscal year ended July 31, 2004, the    annual rate (based on the number of days
                  Fund's annual operating expenses for Class      in the current month) is then applied to the
                  A shares, after giving effect to the expense    Fund's average net assets for the entire
                  limitation were 0.85%, and without giving       36-month performance period, giving a
                  effect to the expense limitation, were 0.87%    dollar amount that is added to (or
                  of average daily net assets.                    subtracted from) the basic fee. In addition,
                                                                  the fee is also further limited to a maximum
                  For the fiscal year ended July 31, 2004, the    annualized rate adjustment of +/-0.10% (i.e.,
                  Fund's annual operating expenses for Class      the management fee will not exceed 0.70%
                  B shares, after giving effect to the expense    or be less than 0.50%) on average daily net
                  limitation were 1.60%, and without giving       assets for the current year. However,
                  effect to the expense limitation, were 1.62%    Pioneer currently is waiving the lower
                  of average daily net assets.                    limitation on its fee, but may reimpose it in
                                                                  the future. Because any adjustments to the
                  For the fiscal year ended July 31, 2004, the    basic fee begin with the comparative
                  Fund's annual operating expenses for Class      performance of the Fund and the
                  I shares, after giving effect to the expense    performance record of the index, the
                  limitation were 0.70%, and without giving       controlling factor is not whether fund
                  effect to the expense limitation, were 0.77%    performance is up or down, but whether it
                  of average daily net assets.                    is up or down more or less than the
                                                                  performance record of the index, regardless
                                                                  of general market performance. During its
                                                                  most recent fiscal year, the Pioneer Fund
                                                                  paid an advisory fee at an average rate of
                                                                  0.53% of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           AmSouth Enhanced Market Fund                           Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
Management and                                                       In addition, the Fund reimburses Pioneer for
other fees                                                           certain fund accounting and legal expenses
(continued)                                                          incurred on behalf of the Fund and pays a
                                                                     separate shareholder servicing/transfer
                                                                     agency fee to PIMSS, an affiliate of Pioneer.

                                                                     For the fiscal year ended December 31,
                                                                     2004, the Fund's total annual operating
                                                                     expenses for Class A shares were 1.06% of
                                                                     average daily net assets.

                                                                     For the fiscal year ended December 31,
                                                                     2004, the Fund's total annual operating
                                                                     expenses for Class B shares were 1.92% of
                                                                     average daily net assets.

                                                                     For the fiscal year ended December 31,
                                                                     2004, the Fund's total annual operating
                                                                     expenses for Class Y shares were 0.61% of
                                                                     average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Buying shares        You may buy shares of the Fund directly         You may buy shares from any investment
                     through BISYS Fund Services, the Fund's         firm that has a sales agreement with PFD,
                     distributor, or through brokers, registered     the Pioneer Fund's distributor.
                     investment advisers, banks and other
                     financial institutions that have entered into   If the account is established in the
                     selling agreements with the Fund's              shareholder's own name, shareholders may
                     distributor, as described in the Fund's         also purchase additional shares of the
                     prospectus.                                     Pioneer Fund by telephone or online.

                     Certain account transactions may be done
                     by telephone.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares    You can exchange your shares in the Fund for    You may exchange your shares for shares
                     shares of the same class of another AmSouth     of the same class of another Pioneer mutual
                     Fund, usually without paying additional sales   fund. Your exchange request must be for at
                     charges. You must meet the minimum              least $1,000. The Fund allows you to
                     investment requirements for the Fund into       exchange your shares at net asset value
                     which you are exchanging. Exchanges from        without charging you either an initial or
                     one Fund to another are taxable. Class A        contingent deferred shares charge at the
                     shares may be exchanged for Class I shares      time of the exchange. Shares you acquire as
                     of the same Fund or another AmSouth Fund if     part of an exchange will continue to be
                     you become eligible to purchase Class I         subject to any contingent deferred sales
                     shares. Class I shares may be exchanged for     charge that applies to the shares you
                     Class A shares of the same Fund. No             originally purchased. When you ultimately
                     transaction fees are currently charged for      sell your shares, the date of your original
                     exchanges.                                      purchase will determine your contingent
                                                                     deferred sales charge. An exchange
                     If you sell your shares or exchange them        generally is treated as a sale and a new
                     for shares of another AmSouth Fund within       purchase of shares for federal income tax
                     7 days of the date of purchase, you will be     purposes.
                     charged a 2.00% fee on the current net
                     asset value of the shares sold or               After you establish an eligible fund account,
                     exchanged. The fee is paid to the Fund to       you can exchange Fund shares by telephone
                     offset the costs associated with short-term     or online.
                     trading, such as portfolio transaction and
                     administrative costs.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               AmSouth Enhanced Market Fund                            Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares    The Fund uses a "first-in, first-out" method
(continued)          to determine how long you have held your
                     shares. This means that if you purchased
                     shares on different days, the shares
                     purchased first will be considered redeemed
                     first for purposes of determining whether
                     the redemption fee will be charged.

                     The fee will be charged on all covered
                     redemptions and exchanges, including those
                     made through retirement plan, brokerage
                     and other types of omnibus accounts
                     (except where it is not practical for the plan
                     administrator or brokerage firm to
                     implement the fee). The Fund will not
                     impose the redemption fee on a redemption
                     or exchange of shares purchased upon the
                     reinvestment of dividend and capital gain
                     distributions.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares       Shares of each Fund are sold at the net asset value per share next calculated after the
                     Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                     You may sell your shares by contacting the      Normally, your investment firm will send your
                     Fund directly in writing or by telephone or     request to sell shares to PIMSS. You can also
                     by contacting a financial intermediary as       sell your shares by contacting the Fund
                     described in the Fund's prospectus.             directly if your account is registered in your
                                                                     name.

                                                                     If the account is established in the
                                                                     shareholder's own name, shareholders may
                                                                     also redeem shares of the Pioneer Fund by
                                                                     telephone or online.
------------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o In the case of the Pioneer Fund, value stocks fall out of favor with investors

     o The Fund's assets remain undervalued or do not have the potential value originally expected

     o Stocks selected for income do not achieve the same return as securities selected for capital growth

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                 AmSouth Enhanced Market Fund --Class A Shares
                          Calendar Year Total Returns*

(THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE ORIGINAL DOCUMENT.)

'99                 21.05
'00                 -8.24
'01                -12.58
'02                -23.47
'03                 27.81
'04                 10.05

* During the period shown in the bar chart since the Fund's inception September 1, 1998, your AmSouth Fund's highest quarterly return was 15.38% for the quarter ended June 30, 2003, and the lowest quarterly return was -18.14% for the quarter ended September 30, 2002.

                         Pioneer Fund -- Class A Shares
                          Calendar Year Total Returns*

(THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE ORIGINAL DOCUMENT.)

'95                 26.76
'96                 19.70
'97                 38.47
'98                 29.09
'99                 15.54
'00                  0.12
'01                -11.13
'02                -20.26
'03                 24.58
'04                 11.64

* During the period shown in the bar chart Pioneer Fund's highest quarterly return was 22.33% for the quarter ended December 31, 1998, and the lowest quarterly return was -18.18% for the quarter ended September 30, 2002.


                         AmSouth Enhanced Market Fund
             Average Annual Total Returns as of December 31, 2004

---------------------------------------------------------------------------------------------------------------
                                                                                             Since Inception
                                                                   1 Year       5 Years         (9/1/98)
---------------------------------------------------------------------------------------------------------------
 AmSouth Enhanced Marked Fund, Class A Shares(1)
---------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 3.98%        -3.99%           3.82%
---------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                 3.01%        -4.39%           3.21%
---------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares         3.24%        -3.48%           3.01%
---------------------------------------------------------------------------------------------------------------
 AmSouth Enhanced Marked Fund, Class B Shares(1)
---------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 4.18%        -4.00%           3.95%
---------------------------------------------------------------------------------------------------------------
 AmSouth Enhanced Market Fund, Class I Shares(2)
---------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                10.14%        -2.75%           4.91%
---------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                 9.09%        -3.19%           4.25%
---------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares         7.28%        -2.47%           3.93%
---------------------------------------------------------------------------------------------------------------
 S&P 500 Index(3)
  (reflects no deduction for fees, expenses or taxes)               10.87%        -2.30%           4.71%
---------------------------------------------------------------------------------------------------------------

(1) Class A shares were first offered on 9/1/98. Performance for the Class B shares, which were first offered on 9/2/98, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date. The historical performance of the Class B shares has been restated to reflect the Fund's Class B shares distribution (12b-1) fees and the contingent deferred sales charge.

(2) Performance for the Class I shares, which were first offered on 12/11/98, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date.

(3) The S&P 500, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

     The above table shows the impact of taxes on AmSouth Enhanced Market Fund's returns. After-tax returns are only shown for Class A shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                 Pioneer Fund
             Average Annual Total Returns as of December 31, 2004

--------------------------------------------------------------------------------------------------------------------------------
                                                          1 Year      5 Years       10 Years       Since Inception
--------------------------------------------------------------------------------------------------------------------------------
 Pioneer Fund, Class A shares
--------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                     5.21%         -1.44%        11.29%              12.50%(2/13/28)
--------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                  4.90%         -1.95%        10.00%               8.84%
--------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of
  Fund Shares(1)                                         3.37%         -1.42%         9.36%               8.73%
--------------------------------------------------------------------------------------------------------------------------------
 Pioneer Fund, Class B shares
--------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                     6.68%         -1.14%         N/A                 9.01%(7/1/96)
--------------------------------------------------------------------------------------------------------------------------------
 Pioneer Fund, Class Y shares
--------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                    12.15%          0.16%         0.16%              12.61%(2/13/28)(3)
--------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                 11.64%         -0.49%        -0.49%               8.94%
--------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of
  Fund Shares(1)                                         7.78%         -0.15%        -0.15%               8.83%
--------------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)
  (reflects no deduction for fees, expenses or taxes)   10.87%         -2.30%        -2.30%              10.11%(4)
--------------------------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

(3) Reflects the inception date of the Fund's Class A shares. The inception date of the Fund's Class Y shares was May 6, 1999.

(4) Reflects the return of the index since the inception of Class A shares. The return of the index is 8.90% since the inception of Class B shares.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Enhanced Market Fund, the expenses of AmSouth Enhanced Marked Fund for the period ended January 31, 2005, and (ii) for Pioneer Fund, the expenses of Pioneer Fund for the period ended December 31, 2004. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Fund assuming the Reorganization occurred on December 31, 2004.

                                            AmSouth                                     AmSouth
                                           Enhanced       Pioneer    Combined Fund     Enhanced
                                         Market Fund(1)    Fund       (Pro Forma)    Market Fund(1)
Shareholder transaction fees (paid          Class A       Class A       Class A         Class B
directly from your investment)          -------------- ------------ --------------- --------------
Maximum sales charge (load) when
 you buy shares as a percentage of
 offering price .......................       5.50%(2)     5.75%(2)     5.75%(2)        None
Maximum deferred sales charge (load) as
 a percentage of purchase price or the
 amount you receive when you sell
 shares, whichever is less ............       None         None         None            5.00%(3)
Redemption fees .......................       2.00%(4)     None         None            2.00%(4)
Annual fund operating expenses
 (deducted from fund assets) (as a
 % of average net assets) .............
Management fee ........................       0.35%        0.53%(6)     0.53%(6)        0.35%
Distribution and service (12b-1) fee ..       None         0.25%        0.25%           0.75%
Other expenses ........................       0.65%(5)     0.28%        0.27%           0.71%(5)
Total fund operating expenses .........       1.00%        1.06%(7)     1.05%           1.81%
Expense reimbursement/reduction .......       0.09%         N/A          N/A            0.15%
Net fund operating expenses ...........       0.91%        1.06%        1.05%           1.66%

                                                                       AmSouth
                                          Pioneer    Combined Fund     Enhanced       Pioneer    Combined Fund
                                            Fund      (Pro Forma)    Market Fund(1)    Fund       (Pro Forma)
Shareholder transaction fees (paid        Class B       Class B         Class I       Class Y       Class Y
directly from your investment)          ----------- --------------- -------------- ------------ --------------
Maximum sales charge (load) when
 you buy shares as a percentage of
 offering price .......................    None         None            None          None         None
Maximum deferred sales charge (load) as
 a percentage of purchase price or the
 amount you receive when you sell
 shares, whichever is less ............    4.00%        4.00%           None          None         None
Redemption fees .......................    None         None            2.00%(4)      None         None
Annual fund operating expenses
 (deducted from fund assets) (as a
 % of average net assets) .............
Management fee ........................    0.53%(6)     0.53%(6)        0.35%         0.53%(6)     0.53%(6)
Distribution and service (12b-1) fee ..    1.00%        1.00%           None          None         None
Other expenses ........................    0.40%        0.39%           0.53%(5)      0.01%        0.07%
Total fund operating expenses .........    1.93%(7)     1.92%           0.88%         0.61%(7)     0.60%
Expense reimbursement/reduction .......     N/A          N/A            0.12%         N/A          N/A
Net fund operating expenses ...........    1.93%        1.92%           0.76%         0.61%        0.60%

--------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For all Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase, Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) For the period ended January 31, 2005, other expenses for your AmSouth Fund were limited to 0.56% for Class A shares, 0.56% for Class B shares and 0.41% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) Pioneer Fund pays a management fee that ranges from 0.50% to 0.70% of average daily net assets based on its performance.

(7) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

-----------------------------------------------------------------------------------------------------------
                                                                                           Combined Fund
Number of years you own your shares      AmSouth Enhanced Market Fund     Pioneer Fund      (Pro Forma)
-----------------------------------------------------------------------------------------------------------
 Class A
-----------------------------------------------------------------------------------------------------------
 Year 1                                             $  646                   $  667           $  676
-----------------------------------------------------------------------------------------------------------
 Year 3                                             $  851                   $  893           $  890
-----------------------------------------------------------------------------------------------------------
 Year 5                                             $1,072                   $1,126           $1,121
-----------------------------------------------------------------------------------------------------------
 Year 10                                            $1,707                   $1,795           $1,784
-----------------------------------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
-----------------------------------------------------------------------------------------------------------
 Year 1                                             $  684                   $  596           $  595
-----------------------------------------------------------------------------------------------------------
 Year 3                                             $  869                   $  906           $  903
-----------------------------------------------------------------------------------------------------------
 Year 5                                             $1,180                   $1,142           $1,137
-----------------------------------------------------------------------------------------------------------
 Year 10                                            $1,914                   $2,028           $2,017
-----------------------------------------------------------------------------------------------------------
 Class B -- assuming no redemption
-----------------------------------------------------------------------------------------------------------
 Year 1                                             $  184                   $  196           $  195
-----------------------------------------------------------------------------------------------------------
 Year 3                                             $  569                   $  606           $  603
-----------------------------------------------------------------------------------------------------------
 Year 5                                             $  980                   $1,042           $1,037
-----------------------------------------------------------------------------------------------------------
 Year 10                                            $1,914                   $2,028           $2,017
-----------------------------------------------------------------------------------------------------------
                                                    Class I                                 Class Y
-----------------------------------------------------------------------------------------------------------
 Year 1                                             $   90                   $   62           $   61
-----------------------------------------------------------------------------------------------------------
 Year 3                                             $  281                   $  195           $  192
-----------------------------------------------------------------------------------------------------------
 Year 5                                             $  488                   $  340           $  335
-----------------------------------------------------------------------------------------------------------
 Year 10                                            $ 1084                   $  762           $  750
-----------------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Enhanced Market Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, after the Reorganization, the combined Fund will have an asset size substantially larger than that of your AmSouth Fund, which may allow the combined Fund to achieve significant economies of scale in investments or expenses.

     Third, the historical investment performance of Pioneer Fund is better than your AmSouth Fund's investment performance. For the one and five year periods ended December 31, 2004, Class A shares of Pioneer Fund had an average annual return of 5.21% (one year); and -1.44% (five year); compared to an average annual return of the Class A shares of your AmSouth Fund of 3.98% (one year); and -3.99% (five year), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Fourth, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets, including $26.7 billion in equity securities. Pioneer is the U.S. advisory subsidiary of Pioneer Global

Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your AmSouth Fund's shareholders through exchanges.

     Fifth, the Trustees recognized that Pioneer Fund's operating expenses for Class A and Class B shares, both gross and net of expense limitations, and its management fee, are higher than your Fund's expenses for Class A and Class B shares and your Fund's management fee. They also noted that on a pro forma basis, after giving effect to the Reorganization, the expenses of the Pioneer Fund's Class A and Class B shares were estimated to be higher that your Fund's expenses for Class A and Class B shares both on a gross and a net basis, though the gross and net expenses of your Fund's Class I shares would decline. The Trustees noted that the differential in fees can be explained by the fact that the Pioneer Fund is more actively managed, while the AmSouth Fund is an enhanced index fund, and index funds traditionally have substantially lower fees than actively managed funds. The Trustees considered that the other advantages of the Reorganization were sufficient to make up for the higher expenses of the Pioneer Fund. The Trustees also considered that the aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduced per share expenses.

     Sixth, the substantially larger size of Pioneer Fund will offer greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Seventh, the Class A, B and Y shares of Pioneer Fund received in the Reorganization will provide AmSouth Enhanced Market Fund shareholders with exposure to substantially the same investment product as they have currently.

     Eighth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares. Although the Reorganization will result in a per share increase in net unrealized capital gains and decrease in capital loss carryforwards, the potential negative tax consequences of these aspects of the Reorganization are outweighed by the advantages of the Reorganization.

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible for all costs and expenses of the AmSouth Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

                                            AmSouth Enhanced
                                              Market Fund     Pioneer Fund   Pro Forma Pioneer Fund
                                              May 31, 2005    May 31, 2005        May 31, 2005
                                           ----------------- -------------- -----------------------
  Total Net Assets (in thousands) ........       $190,688       $6,958,502         $7,149,190
    Class A shares .......................       $ 27,264       $5,448,914         $5,476,179
    Class B shares .......................       $ 10,392       $  492,629         $  503,021
    Class I/Y shares .....................       $153,032       $  164,592         $  317,624

  Net Asset Value Per Share
    Class A shares .......................       $  11.66       $    41.71         $    41.71
    Class B shares .......................       $  11.39       $    40.73         $    40.73
    Class I/Y shares .....................       $  11.69       $    41.84         $    41.84

  Shares Outstanding
    Class A shares .......................      2,337,280      130,631,789        131,285,421
    Class B shares .......................        912,719       12,094,860         12,350,007
    Class I/Y shares .....................     13,094,306        3,933,930          7,591,555

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                      AmSouth International Equity Fund and
                     Pioneer International Core Equity Fund

                                  PROPOSAL 1(c)

               Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of the Proxy Statement/Prospectus. Exhibit A-2 is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information regarding Pioneer. The most recent portfolio manager's discussion of AmSouth International Equity Fund's performance is attached as Exhibit C.

     Each Fund invests in securities of international issuers and, consequently, each Fund has similar investment policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

Comparison of AmSouth International Equity Fund to Pioneer International Core
                                   Equity Fund

------------------------------------------------------------------------------------------------------------------------------------
                               AmSouth International Equity Fund            Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Business                A non-diversified series of AmSouth Funds,      A newly created diversified series of Pioneer
                        an open-end management investment               series Trust IV, an open-end management
                        company organized as a Massachusetts            investment company organized as a
                        business trust.                                 Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of        $479.2 million                                  None. Pioneer International Core Equity
March 31, 2005                                                          Fund is newly created and does not expect
                                                                        to commence investment operations until
                                                                        the Reorganization occurs.
------------------------------------------------------------------------------------------------------------------------------------
Investment advisers     Investment Adviser:                             Investment Adviser:
and portfolio           AAMI                                            Pioneer
managers
                        Investment Subadviser:                          Portfolio Manager:
                        Dimensional Fund Advisors Inc.                  Day-to-day management of the Fund's
                        ("Dimensional")                                 portfolio will be the responsibility of
                                                                        Christopher Smart. Mr. Smart is supported
                        Portfolio Manager:                              by a team of portfolio managers and
                        Day-to-day management of AmSouth                analysts. The members of this team manage
                        International Equity Fund's portfolio is the    other Pioneer funds investing primarily in
                        responsibility of Karen E. Umland.              international securities. The portfolio
                        Ms. Umland joined Dimensional in 1993 and       manager and team also may draw upon the
                        has been responsible for the international      research and investment management
                        equity portfolios advised by Dimensional        expertise of the global research team, which
                        since 1998. She coordinates the portfolio       provides fundamental research on
                        managers and trading personnel that             companies and buy and sell
                        comprise the Investment Committee of            recommendations on equity securities, and
                        Dimensional that have served as investment      includes members from Pioneer's affiliate,
                        sub-adviser to the AmSouth Fund since July      Pioneer Investment Management Limited.
                        2002. The Investment Committee meets on         Mr. Smart, senior vice president and
                        a regular basis and also as needed to           director of international investments, joined
                        consider investment issues. The Investment      Pioneer in 1995 as director of research of
                        Committee is composed of certain officers       Pioneer First Investments, Moscow, Russia.
                        and directors of Dimensional who are
                        elected annually.
------------------------------------------------------------------------------------------------------------------------------------
Investment objective    AmSouth International Equity Fund seeks to      Pioneer International Core Equity Fund
                        provide investors with capital appreciation.    seeks long-term capital growth.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                AmSouth International Equity Fund               Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Primary investments    Under normal circumstances, AmSouth                 Normally, Pioneer International Core Equity Fund
                       International Equity Fund will invest at least      invests at least 80% of its net assets (plus the amount
                       80% of its net assets in equity securities.         of borrowings, if any, for investment purposes) in
                       For the purpose of this policy, net assets          equity securities of non-U.S. issuers.
                       include net assets plus borrowings for
                       investment purposes. The Fund invests its           The Fund focuses on securities of issuers
                       assets primarily in equity securities of            located in countries with developed markets
                       non-U.S. companies (i.e., incorporated or           (other than the United States) but may
                       organized outside the United States).               allocate up to 10% of its assets in countries
                                                                           with emerging economies or securities
                       The Fund seeks to achieve its objective by          markets. Developed markets outside the
                       investing in the stocks of large non-U.S.           United States generally include, but are not
                       companies that Dimensional determines to            limited to, the countries included in the
                       be value stocks at the time of purchase.            Morgan Stanley Capital International Europe,
                       Securities are considered value stocks              Australasia, Far East Index. The Fund's assets
                       primarily because a company's shares have           must be allocated to securities of issuers
                       a high book value in relation to their market       located in at least three non-U.S. countries.
                       value (a "book to market ratio"). In                For purposes of the Fund's investment
                       assessing value, Dimensional may consider           policies, equity securities include common
                       additional factors such as price to cash flow       stocks, convertible debt and other equity
                       or price to earnings ratios as well as              instruments, such as depositary receipts,
                       economic conditions and developments in             warrants, rights and preferred stocks. The
                       the issuer's industry. The criteria                 Fund may also purchase and sell forward
                       Dimensional uses for assessing value are            foreign currency exchange contracts in non-
                       subject to change from time to time.                U.S. currencies in connection with its
                                                                           investments.
                       The Fund intends to invest in the stocks of
                       large companies in countries with developed         In pursuing its investment strategy, the
                       markets. Under normal market conditions, the        Pioneer Fund generally will hold the equity
                       Fund intends to invest in companies organized       securities of a smaller number of issuers than
                       or having a majority of their assets in or          the AmSouth Fund. As of June 30, 2005, the
                       deriving a majority of their operating income       AmSouth Fund held approximately 500
                       in at least three non-U.S. countries, and no        positions, while another fund managed by
                       more than 40% of the Fund's assets are              Pioneer with a similar investment approach
                       invested in such companies in any one               held approximately 70 portfolio positions.
                       country. Dimensional determines company             Consequently, initially Pioneer is likely to
                       size on a country or region specific basis and      reduce the number of small portfolio holdings
                       based primarily on market capitalization. In        and over time Pioneer is likely further to
                       the countries or regions authorized for             reduce the number of portfolio positions
                       investment, the subadviser first ranks eligible     held by the Fund. The anticipated reduction in
                       companies listed on selected exchanges based        portfolio positions reflects the Pioneer Fund's
                       on the companies' market capitalizations.           investment approach of investing in a portfolio
                       Dimensional then determines the universe of         consisting of fewer and more significant
                       eligible stocks by defining the minimum             positions than the AmSouth Fund's more
                       market capitalization of a large company that       diversified portfolio. This reduction in the
                       may be purchased by the Fund with respect to        number of positions may result in the Pioneer
                       each country or region. As of the date of this      Fund realizing gains on existing AmSouth
                       Proxy Statement/Prospectus, on an aggregate         Fund holdings, which capital gains will be
                       basis for the Fund, Dimensional considers           distributed to all of the Pioneer Fund's
                       large companies to be those companies with          shareholders after the closing date, and
                       a market capitalization of at least $716 million.   incurring transaction costs. The amount of
                       This threshold will vary by country or region       such gains and any transaction costs cannot
                       and will change with market conditions.             be accurately estimated at this time. Pioneer
                                                                           intends to take such factors into consideration
                                                                           in selecting any portfolio positions for sale.
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

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                                  AmSouth International Equity Fund             Pioneer International Core Equity Fund
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
Investment strategies    Dimensional believes that equity investing         Pioneer International Core Equity Fund uses
                         should involve a long-term view and a focus        a "growth at a reasonable price" style of
                         on asset class selection, not stock picking. It    management. The Fund seeks to invest in
                         places priority on limiting expenses, portfolio    issuers with above average potential for
                         turnover and trading costs. Generally, the         earnings and revenue growth that are also
                         subadviser structures a portfolio by: 1)           trading at attractive market valuations. To
                         starting with a universe of securities, 2)         select stocks, Pioneer employs due
                         creating a sub-set of companies meeting the        diligence and fundamental research, an
                         subadviser's investment guidelines, 3)             evaluation of the issuer based on its
                         excluding certain companies after analyzing        financial statements and operations. Pioneer
                         various factors and 4) purchasing stocks so        relies on the knowledge, experience and
                         the portfolio is generally market capitalization   judgment of its staff who have access to a
                         weighted within countries.                         wide variety of research. Pioneer focuses on
                                                                            the quality and price of individual issuers,
                         The value criteria used by Dimensional, as         not on economic sector or market-timing
                         described above, generally apply at the time of    strategies. Factors Pioneer looks for in
                         purchase by the Fund. The Fund is not              selecting investments include:
                         required to dispose of a security if the
                         security's issuer does not meet current value      o Favorable expected returns relative to
                         criteria. Similarly, Dimensional is not required     perceived risk
                         to sell a security even if the decline in the
                         market capitalization reflects a serious           o Above average potential for earnings and
                         financial difficulty or potential or actual          revenue growth
                         insolvency of the company. Securities which
                         do meet the market capitalization and/or value     o Issuer's industry has strong
                         criteria nevertheless may be sold at any time        fundamentals, such as increasing or
                         when, in Dimensional's judgment,                     sustainable demand and barriers to entry
                         circumstances warrant their sale.
                                                                            o Low market valuations relative to
                         The Fund is non-diversified and, therefore,          earnings forecast, book value, cash flow
                         may concentrate its investments in a limited         and sales.
                         number of issuers.
                                                                            Pioneer generally sells a portfolio security
                         The Fund intends to purchase securities            when it believes that the issuer no longer
                         within each applicable country or region           offers the potential for above average
                         using a market capitalization weighted             earnings and revenue growth. Pioneer
                         approach. Dimensional, using this approach         makes that determination based upon the
                         and its best judgment, will seek to set            same criteria it uses to select portfolio
                         country or region weights based on the             securities.
                         relative market capitalization of eligible large
                         companies within each country or region.
                         When investing on a market capitalization
                         weighted basis, Dimensional will use a
                         market capitalization weighted approach
                         which may include adjusting that weighting
                         to consider such factors as free float,
                         trading strategies, liquidity management and
                         other factors that Dimensional determines
                         appropriate, given market conditions. As a
                         result, the weighting of certain countries in
                         the Fund's portfolio may vary from their
                         weighting in international indices such as
                         those published by FTSE International,
                         Morgan Stanley Capital International or
                         Salomon/Smith Barney.
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

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                               AmSouth International Equity Fund              Pioneer International Core Equity Fund
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
Other investments      AmSouth International Equity Fund is not         Pioneer International Core Equity Fund may
                       required to invest exclusively in common         invest up to 20% of its total assets in debt
                       stocks or other equity securities, and, if       securities, cash and cash equivalents. The
                       deemed advisable, the Fund may invest, to a      debt securities may be issued by U.S. or
                       limited extent, in fixed income securities       non-U.S. corporate and government issuers.
                       and money market instruments. The Fund           Generally the Fund acquires debt securities
                       will not invest in fixed income securities       that are investment grade, but the Fund may
                       rated lower than A by a credit rating agency,    invest up to 5% of its net assets in below
                       such as Moody's, Standard & Poor's               investment grade convertible debt securities.
                       Ratings Group or Fitch Ratings, or, if
                       unrated, deemed to be of comparable              Debt securities are subject to the risk of an
                       quality by Dimensional.                          issuer's inability to meet principal or interest
                                                                        payments on its obligations. Factors which
                                                                        could contribute to a decline in the market
                                                                        value of debt securities in the Fund's
                                                                        portfolio include rising interest rates or a
                                                                        reduction in the perceived creditworthiness
                                                                        of the issuer of the securities. A debt
                                                                        security is investment grade if it is rated in
                                                                        one of the top four categories by a
                                                                        nationally recognized statistical rating
                                                                        organization or determined to be of
                                                                        equivalent credit quality by Pioneer. Debt
                                                                        securities rated below investment grade are
                                                                        commonly referred to as "junk bonds" and
                                                                        are considered speculative. Below
                                                                        investment grade debt securities involve
                                                                        greater risk of loss, are subject to greater
                                                                        price volatility and are less liquid, especially
                                                                        during periods of economic uncertainty or
                                                                        change, than higher quality debt securities.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive    When Dimensional determines adverse market       Pioneer International Core Equity Fund may
strategies             conditions exist, AmSouth International Equity   invest all or part of its assets in securities
                       Fund may invest entirely in cash positions,      with remaining maturities of less than one
                       directly in U.S. government securities and       year, cash equivalents or may hold cash.
                       short-term paper, such as bankers'
                       acceptances.
------------------------------------------------------------------------------------------------------------------------------------
Diversification        AmSouth International Equity Fund is non-        Pioneer International Core Equity Fund is
                       diversified for the purpose of the Investment    diversified for the purpose of the Investment
                       Company Act and, therefore, may                  Company Act and is subject to
                       concentrate its investments in a limited         diversification requirements under the
                       number of issuers.                               Internal Revenue Code of 1986, as amended
                                                                        (the "Code").
                       AmSouth International Equity Fund may not
                       purchase securities of any one issuer, other
                       than obligations issued or guaranteed by the
                       U.S. government or its agencies or
                       instrumentalities if, immediately after such
                       purchase, more than 5% of the value of its
                       total assets would be invested in such
                       issuer (except that up to 50% of the value
                       of the Fund's total assets may be invested
                       without regard to such 5% limitation). For
                       purposes of this limitation, a security is
                       considered to be issued by the government
                       entity (or entities)
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

------------------------------------------------------------------------------------------------------------------------------------
                           AmSouth International Equity Fund            Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Diversification        whose assets and revenues back the security;
(continued)            with respect to a private activity bond that is
                       backed only by the assets and revenues of a
                       non-government user, a security is considered
                       to be issued by such non-governmental user.

------------------------------------------------------------------------------------------------------------------------------------
Industry               AmSouth International Equity Fund may              Pioneer International Core Equity Fund may
concentration          purchase any securities which would cause          not invest more than 25% of its assets in
                       more than 25% of the value of the Fund's           any one industry.
                       total assets at the time of purchase to be
                       invested in securities of one or more
                       issuers conducting their principal business
                       activities in the same industry, provided that
                       (a) there is no limitation with respect to
                       obligations issued or guaranteed by the U.S.
                       government or its agencies or
                       instrumentalities, and repurchase
                       agreements secured by obligations of the
                       U.S. government or its agencies or
                       instrumentalities; (b) wholly owned finance
                       companies will be considered to be in the
                       industries of their parents if their activities
                       are primarily related to financing the
                       activities of their parents; and (c) utilities
                       will be divided according to their services.
                       For example, gas, gas transmission, electric
                       and gas, electric, and telephone will each be
                       considered a separate industry.

                       There is no limitation with respect to
                       municipal securities, which, for purposes of
                       this limitation only, do not include private
                       activity bonds that are backed only by the
                       assets and revenues of a non-governmental
                       user.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and         AmSouth International Equity Fund may not          Pioneer International Core Equity Fund may
illiquid securities    invest more than 15% of its net assets in          not invest more than 15% of its net assets
                       securities that are restricted as to resale, or    in securities that are illiquid and other
                       for which no readily available market exists,      securities that are not readily marketable.
                       including repurchase agreements providing          Repurchase agreements maturing in more
                       for settlement more than seven days after          than seven days will be included for
                       notice.                                            purposes of the foregoing limit.
------------------------------------------------------------------------------------------------------------------------------------
Borrowing              AmSouth International Equity Fund may not          Pioneer International Core Equity Fund may
                       borrow money or issue senior securities,           lend portfolio securities with a value that
                       except that the Fund may borrow from               may not exceed 33 1/3% of the value of the
                       banks or enter into reverse repurchase             Fund's total assets.
                       agreements for temporary emergency
                       purposes in amounts up to 33 1/3% of the
                       value of its total assets at the time of such
                       borrowing. The Fund will not purchase
                       securities while borrowings (including
                       reverse repurchase agreements) in excess
                       of 5% of its total assets are outstanding. In
                       addition, the Fund is permitted to participate
                       in a credit facility whereby the Fund may
                       directly
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

------------------------------------------------------------------------------------------------------------------------------------
                                AmSouth International Equity Fund              Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Borrowing (continued)  lend to and borrow money from
                       other AmSouth Funds for temporary
                       purposes, provided that the loans are made
                       in accordance with an order of exemption
                       from the SEC and any conditions thereto.
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Lending                AmSouth International Equity Fund may not          Pioneer International Core Equity Fund may
                       make loans, except that the Fund may               make loans, except by the purchase of debt
                       purchase or hold debt instruments in               obligations in which the Fund may invest
                       accordance with its investment objective and       consistent with its investment policies, by
                       policies, lend Fund securities in accordance       entering into repurchase agreements or
                       with its investment objective and policies and     through the lending of portfolio securities, in
                       enter into repurchase agreements. In addition,     each case only to the extent permitted by the
                       the Fund is permitted to participate in a credit   prospectus and this statement of additional
                       facility whereby the Fund may directly lend to     information.
                       and borrow money from other AmSouth
                       Funds for temporary purposes, provided that
                       the loans are made in accordance with an
                       order of exemption from the SEC and any
                       conditions thereto.
------------------------------------------------------------------------------------------------------------------------------------
Derivative             AmSouth International Equity Fund may              Pioneer International Core Equity Fund may
instruments            invest in futures contracts and options            use futures and options on securities,
                       thereon (interest rate futures contracts or        indices and currencies, forward currency
                       index futures contracts, as applicable) to         exchange contracts and other derivatives.
                       commit funds awaiting investment, to               The Fund does not use derivatives as a
                       maintain cash liquidity or for other hedging       primary investment technique and generally
                       purposes. The value of the Fund's contracts        limits their use to hedging. However, the
                       may equal or exceed 100% of the Fund's             Fund may use derivatives for a variety of
                       total assets, although the Fund will not           non-principal purposes, including:
                       purchase or sell a futures contract unless         o As a hedge against adverse changes in
                       immediately afterwards the aggregate                 stock market prices, interest rates or
                       amount of margin deposits on its existing            currency exchange rates
                       futures positions plus the amount of               o As a substitute for purchasing or selling
                       premiums paid for related futures options            securities
                       entered into for other than bona fide              o To increase the Fund's return as a non-
                       hedging purposes is 5% or less of its net            hedging strategy that may be considered
                       assets.                                              speculative

                       The AmSouth Fund also may write covered
                       put options in respect of specific securities
                       in which the Fund may invest and write
                       covered call and put option contracts. The
                       size of the premiums that the Fund may
                       receive may be adversely affected as new or
                       existing institutions, including other
                       investment companies, engage in or
                       increase their option-writing activities.
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading     The AmSouth International Equity Fund may          Pioneer International Core Equity Fund does
                       engage in the technique of short-term              not usually trade for short-term profits. The
                       trading. Such trading involves the selling of      Fund will sell an investment, however, even
                       securities held for a short time, ranging          if it has only been held for a short time, if it
                       from several months to less than a day. The        no longer meets the Fund's investment
                       object of such short-term trading is to            criteria.
                       increase the potential for capital
                       appreciation and/or income of the Fund in
                       order to take advantage of what
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

------------------------------------------------------------------------------------------------------------------------------------
                             AmSouth International Equity Fund              Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading     Dimensional believes are changes in market,
(continued)            industry or individual company conditions
                       or outlook.
------------------------------------------------------------------------------------------------------------------------------------
Other investment       As described above, the Funds have substantially similar principal investment strategies
policies and           and policies. Certain of the non-principal investment policies and restrictions are different.
restrictions           For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                      Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Class A sales          Class A shares are offered with an initial sales   Class A shares are offered with an initial
charges and Rule       charge of up to 5.50% of the offering price,       sales charge of up to 5.75% of the offering
12b-1 fees             which is reduced depending upon the amount         price, which is reduced or waived for large
                       invested or, in certain circumstances, waived.     purchases and certain types of investors. At
                       Class A shares bought as part of an                the time of your purchase, your investment
                       investment of $1 million or more are not           firm may receive a commission from
                       subject to an initial sales charge, but may be     Pioneer Funds Distributor, Inc. ("PFD"), the
                       charged a contingent deferred sales charge         Fund's distributor, of up to 5% declining as
                       ("CDSC") of 1.00% if sold within one year of       the size of your investment increases.
                       purchase.
                                                                          There is no CDSC except in certain
                       Class A shares pay a shareholder servicing         circumstances when the initial sales charge
                       fee (non 12b-1) of up to 0.25% of average          is waived.
                       daily net assets.
                                                                          Class A shares are subject to distribution
                                                                          and service (12b-1) fees of up to 0.25% of
                                                                          average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Class B sales          Class B shares are offered without an initial      Class B shares are offered without an initial
charges and Rule       sales charge, but are subject to a CDSC of         sales charge, but are subject to a CDSC of
12b-1 fees             up to 5%. For Class B shares issued to             up to 4% if you sell your shares. The
                       former ISG Funds shareholders in                   charge is reduced over time and is not
                       connection with the combination of                 charged after five years. Your investment
                       AmSouth Funds with ISG Funds, the CDSC             firm may receive a commission from PFD,
                       on such Class B shares held continuously           the Fund's distributor, at the time of your
                       declines over six years, starting with year        purchase of up to 4%.
                       one and ending in year seven from: 4%,
                       3%, 3%, 2%, 2%, 1%. For all other Class B          Class B shares are subject to distribution
                       shares held continuously, the CDSC declines        and service (12b-1) fees of up to 1% of
                       over six years, starting with year one and         average daily net assets.
                       ending in year seven from: 5%, 4%, 3%,
                       3%, 2%, 1%. Eight years after purchase             Maximum purchase of Class B shares in a
                       (seven years in the case of shares acquired        single transaction is $49,999.
                       in the ISG combination), Class B shares
                       automatically convert to Class A shares.           Class B shares acquired through the
                                                                          Reorganization will retain the holding
                       Class B shares pay a shareholder servicing         period, CDSC and commission schedules
                       fee (non 12b-1) of up to 0.25% of average          applicable to the original purchase.
                       daily net assets and a distribution (12b-1)
                       fee of 0.75% of average daily net assets.          Class B shares convert to Class A shares
                                                                          eight years after the date of purchase. Class
                       Maximum investment for all Class B                 B shares issued to former ISG Funds
                       purchases by a shareholder for the Fund's          shareholders will convert to Class A shares
                       shares is $99,999.                                 seven years after the date of purchase.
------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y    AmSouth International Equity Fund does not         The Fund does not impose any initial,
sales charges and      impose any initial or contingent deferred          contingent deferred or asset based sales
Rule 12b-1 fees        sales charge on Class I shares.                    charge on Class Y shares.
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

------------------------------------------------------------------------------------------------------------------------------------
                                AmSouth International Equity Fund             Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y   The Fund may impose a shareholder                  The distributor incurs the expenses of
sales charges and     servicing fee (non 12b-1) of up to 0.15% of        distributing the Fund's Class Y shares, none
Rule 12b-1 fees       average daily net assets.                          of which are reimbursed by the Fund or the
(continued)                                                              Class Y shareowners.
------------------------------------------------------------------------------------------------------------------------------------
Management and        AmSouth International Equity Fund pays an          Pioneer International Core Equity Fund pays
other fees            advisory fee on a monthly basis at an annual       Pioneer an annual fee equal to 0.95% of the
                      rate of 0.90% of the Fund's average daily net      Fund's average daily net assets. The fee is
                      assets.                                            computed daily and paid monthly.

                      ASO Services Company, Inc. ("ASO") serves          In addition, the Fund reimburses Pioneer for
                      as administrator and fund accounting agent         certain fund accounting and legal expenses
                      for the Fund. The Fund pays ASO an                 incurred on behalf of the Fund and pays a
                      administrative services fee of 0.15% of the        separate shareholder servicing/transfer
                      Fund's average daily net assets.                   agency fee to PIMSS, an affiliate of Pioneer.

                      For the fiscal year ended July 31, 2004,           The Fund's total annual fund operating
                      other expenses of the Fund were limited to         expenses are estimated to be 1.41% of
                      0.42% for Class A shares, 0.41% for Class          average daily net assets for Class A shares,
                      B shares and 0.26% for Class I shares. Any         2.43% for Class B shares, and 1.10% for
                      fee waiver or expense reimbursement                Class Y shares for the current fiscal year.
                      arrangement is voluntary and may be
                      discontinued at any time.

                      For the fiscal year ended July 31, 2004, the Fund's annual operating expenses for Class
                      A shares, after giving effect to the expense limitation were 1.32%, and without giving effect to the expense limitation, were 1.43% of average daily net assets.

                      For the fiscal year ended July 31, 2004, the Fund's annual operating expenses for Class
                      B shares, after giving effect to the expense limitation were 2.06%, and without giving effect to the expense limitation, were 2.17% of average daily net assets.

                      For the fiscal year ended July 31, 2004, the
                      Fund's annual operating expenses for Class
                      I shares, after giving effect to the expense
                      limitation were 1.16%, and without giving
                      effect to the expense limitation, were 1.32%
                      of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Buying shares         You may buy shares of the Fund directly            You may buy shares from any investment
                      through BISYS Fund Services, the Fund's            firm that has a sales agreement with PFD,
                      distributor, or through brokers, registered        the Pioneer Fund's distributor
                      investment advisers, banks and other
                      financial institutions that have entered into      If the account is established in the
                      selling agreements with the Fund's                 shareholder's own name, shareholders may
                      distributor, as described in the Fund's            also purchase additional shares of the
                      prospectus.                                        Pioneer Fund by telephone or online.

                      Certain account transactions may be done by telephone.
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

------------------------------------------------------------------------------------------------------------------------------------
                            AmSouth International Equity Fund            Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares    You can exchange your shares in the Fund for    You may exchange your shares for shares
                     shares of the same class of another AmSouth     of the same class of another Pioneer mutual
                     Fund, usually without paying additional sales   fund. Your exchange request must be for at
                     charges. You must meet the minimum              least $1,000. The Fund allows you to
                     investment requirements for the Fund into       exchange your shares at net asset value
                     which you are exchanging. Exchanges from        without charging you either an initial or
                     one Fund to another are taxable. Class A        contingent deferred shares charge at the
                     shares may be exchanged for Class I shares      time of the exchange. Shares you acquire as
                     of the same Fund or another AmSouth Fund        part of an exchange will continue to be
                     if you become eligible to purchase Class I      subject to any contingent deferred sales
                     shares. Class I shares may be exchanged         charge that applies to the shares you
                     for Class A shares of the same Fund. No         originally purchased. When you ultimately
                     transaction fees are currently charged for      sell your shares, the date of your original
                     exchanges.                                      purchase will determine your contingent
                                                                     deferred sales charge. An exchange
                     If you sell your shares or exchange them        generally is treated as a sale and a new
                     for shares of another AmSouth Fund within       purchase of shares for federal income
                     30 days of the date of purchase, you will be    tax purposes.
                     charged a 2.00% fee on the current net
                     asset value of the shares sold or               After you establish an eligible fund account,
                     exchanged. The fee is paid to the Fund to       you can exchange Fund shares by telephone
                     offset the costs associated with short-term     or online.
                     trading, such as portfolio transaction and
                     administrative costs.

                     The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                     The fee will be charged on all covered
                     redemptions and exchanges, including those
                     made through retirement plan, brokerage
                     and other types of omnibus accounts
                     (except where it is not practical for the plan
                     administrator or brokerage firm to
                     implement the fee). The Fund will not
                     impose the redemption fee on a redemption
                     or exchange of shares purchased upon the
                     reinvestment of dividend and capital gain
                     distributions.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares       Shares of each Fund are sold at the net asset value per share next calculated after the
                     Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                     You may sell your shares by contacting the    Normally, your investment firm will send your
                     Fund directly in writing or by telephone or   request to sell shares to PIMSS. You can also
                     by contacting a financial intermediary as     sell your shares by contacting the Fund
                     described in the Fund's prospectus.           directly if your account is registered in your
                                                                   name.

                                                                   If the account is established in the
                                                                   shareholder's own name, shareholders may
                                                                   also redeem shares of the Fund by
                                                                   telephone or online.
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

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The non-U.S. stock markets go down or perform poorly relative to other investments (this risk may be greater in the short term)

     o Equity securities of non-U.S. issuers or growth stocks fall out of favor with investors

     o The Fund's investments do not have the growth potential originally expected

     Each Fund may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Funds invests in issuers in countries with emerging markets or if the Funds invest significantly in one country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser/subadviser might not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the Fund's return

     In addition, at times, more than 25% of Pioneer International Core Equity Fund's assets may be invested in the same market segment, such as financial or technology. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a Fund without the same focus.

     AmSouth International Equity Fund is subject to risks relating to the fact that it is non-diversified. The Fund may invest in a small number of companies which may increase the volatility of the Fund. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single company or industry.

     AmSouth International Equity Fund may trade securities actively to achieve its principal investment strategies. Active trading of portfolio securities could increase the Fund's transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay (on distributions of net gains realized on those trades).

Past Performance

     Set forth below is performance information for AmSouth International Equity Fund. The bar charts show how your AmSouth Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for your AmSouth Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in your AmSouth Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results. Pioneer International Core Equity Fund has not commenced investment operations.

              AmSouth International Equity Fund -- Class A Shares
                          Calendar Year Total Returns*

(THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE ORIGINAL DOCUMENT.)

'98                  9.48
'99                 26.77
'00                -11.50
'01                -24.31
'02                -14.95
'03                 52.67
'04                 25.84

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 23.15% for the quarter ended June 30, 2003, and the lowest quarterly return was -20.23% for the quarter ended September 30, 2002.

                       AmSouth International Equity Fund
     Average Annual Total Returns for the periods ending December 31, 2004

------------------------------------------------------------------------------------------------------------
                                                                                            Since Inception
                                                                    1 Year      5 Years        (8/15/97)
------------------------------------------------------------------------------------------------------------
 AmSouth International Equity Fund, Class A Shares
------------------------------------------------------------------------------------------------------------
 Return Before Taxes(1)                                              18.95%       0.68%           4.60%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                 18.60%       0.41%           4.33%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares         12.31%       0.45%           3.83%
------------------------------------------------------------------------------------------------------------
 AmSouth International Equity Fund, Class B Shares
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 19.81%       0.76%           4.60%
------------------------------------------------------------------------------------------------------------
 AmSouth International Equity Fund, Class I Shares(2)
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 26.05%       2.03%           5.54%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                 25.64%       1.75%           5.24%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares         16.93%       1.57%           4.65%
------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(3)
  (reflects no deduction for fees, expenses or taxes)                20.00%      -0.08%           5.45%
------------------------------------------------------------------------------------------------------------

(1) The quoted returns reflect the performance from 8/15/97 to 12/13/98 of the DG International Equity Fund and from 12/14/98 to 3/12/00 of the ISG International Equity Fund, which were open-end investment companies that were the predecessor funds to the International Equity Fund. The predecessor funds were managed using substantially the same investment objective, policies and methodologies as the Fund. Class A shares were first offered on 8/15/97. Performance for the Class B shares, which were first offered on 2/2/99, is based on the historical performance of the Fund's Class A shares, including the performance of the predecessor funds, (without sales charge) prior to that date. The historical performance of the Class B shares has been restated to reflect the Fund's Class B distribution (12b-1) fees and the contingent deferred sales charge. The Fund's less active, more enhanced index type of management strategy was implemented in June 2002 when Dimensional was hired as the Fund's sub-adviser.

(2) The quoted returns reflect the performance from 8/15/97 to 12/13/98 of the DG International Equity Fund and from 12/14/98 to 3/12/00 of the ISG International Equity Fund, which were open-end investment companies that were the predecessor funds to the International Equity Fund. The predecessor funds were managed using substantially the same investment objective, policies and methodologies as the Fund Performance for the Class I shares, which were first offered on 12/14/98, is based on the historical performance of the Fund's Class A shares, including the performance of the predecessor funds (without sales charge) prior to that date.

(3) The Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), an unmanaged, capitalization weighted index of 21 international markets, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes and was calculated from 7/31/97.

     The above table shows the impact of taxes on the AmSouth International Equity Fund's returns. After-tax returns are only shown for Class A shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for AmSouth International Equity Fund, the expenses of AmSouth International Equity Fund for the period ended January 31, 2005 and (ii) for Pioneer International Core Equity Fund, and (ii) for the Pioneer International Core Equity Fund, the estimated pro forma annual expenses assuming the Reorganization occurred on May 31, 2005.

                                                                       Pioneer
                                                                    International      AmSouth
                                                       AmSouth           Core       International
                                                    International    Equity Fund        Equity
                                                     Equity Fund(1)    (Pro Forma)      Fund(1)
Shareholder transaction fees                           Class A         Class A         Class B
(paid directly from your investment)               --------------- --------------- ---------------
 Maximum sales charge (load) when you buy shares
  as a percentage of offering price ..............      5.50%(2)       5.75%(2)        None
 Maximum deferred sales charge (load) as a
  percentage of purchase price or the amount you
  receive when you sell shares, whichever is less       None           None            5.00%(3)
 Redemption fees .................................      2.00%(4)       2.00%           2.00%(4)
 Annual fund operating expenses (deducted from
  fund assets) (as a % of average net assets)
 Management fee ..................................      0.90%          0.95%           0.90%
 Distribution and service (12b-1) fee ............      None           0.25%           0.75%
 Other expenses ..................................      0.80%(5)       0.21%           1.15%(5)
 Total fund operating expenses ...................      1.70%          1.41%(6)        2.80%
 Expense reimbursement/reduction .................      0.39%          N/A             0.74%
 Net fund operating expenses .....................      1.31%          1.41%           2.06%

                                                       Pioneer                                Pioneer
                                                    International                          International
                                                         Core              AmSouth             Core
                                                     Equity Fund    International Equity    Equity Fund
                                                     (Pro Forma)            Fund(1)         (Pro Forma)
Shareholder transaction fees                           Class B             Class I            Class Y
(paid directly from your investment)               --------------- ---------------------- --------------
 Maximum sales charge (load) when you buy shares
  as a percentage of offering price ..............      None               None                None
 Maximum deferred sales charge (load) as a
  percentage of purchase price or the amount you
  receive when you sell shares, whichever is less       4.00%              None                None
 Redemption fees .................................      2.00%              2.00%(4)            2.00%
 Annual fund operating expenses (deducted from
  fund assets) (as a % of average net assets)
 Management fee ..................................      0.95%              0.90%               0.95%
 Distribution and service (12b-1) fee ............      1.00%              None                None
 Other expenses ..................................      0.48%              0.67%(5)            0.15%
 Total fund operating expenses ...................      2.43%(6)           1.57%               1.10%(6)
 Expense reimbursement/reduction .................      N/A                0.41%               N/A
 Net fund operating expenses .....................      2.43%              1.16%               1.10%

----------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 30 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) For the period ended January 31, 2005, other expenses for your AmSouth Fund were limited to 0.41% for Class A shares, 0.41% for Class B shares and 0.26% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

-----------------------------------------------------------------------------------------------
                                                                           Pro Forma
                                         AmSouth International     Pioneer International Core
Number of years you own your shares           Equity Fund                 Equity Fund
-----------------------------------------------------------------------------------------------
 Class A
 Year 1                                         $  713                        $  790
 Year 3                                         $1,056                        $  996
 Year 5                                         $1,422                        $1,302
 Year 10                                        $2,448                        $2,169
-----------------------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
-----------------------------------------------------------------------------------------------
 Year 1                                         $  783                        $  646
 Year 3                                         $1,168                        $1,058
 Year 5                                         $1,679                        $1,396
 Year 10                                        $2,865                        $2,513
-----------------------------------------------------------------------------------------------
 Class B -- assuming no redemption
-----------------------------------------------------------------------------------------------
 Year 1                                         $  283                        $  246
 Year 3                                         $  868                        $  758
 Year 5                                         $1,479                        $1,296
 Year 10                                        $2,865                        $2,513
-----------------------------------------------------------------------------------------------
                                               Class I                       Class Y
-----------------------------------------------------------------------------------------------
 Year 1                                         $  160                        $  112
 Year 3                                         $  496                        $  350
 Year 5                                         $  855                        $  606
 Year 10                                        $1,867                        $1,340
-----------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Amsouth International Equity Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is the U.S. advisory subsidiary of Pioneer Global Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges.

     Third, the estimated pro forma expenses of the Pioneer Fund, after giving effect to the Reorganization, on a gross basis are lower than your AmSouth Fund's gross operating expenses. The Trustees recognized that the Pioneer Fund's operating expenses net of expense limitations, and its management fee, are higher than your Fund's expenses net of expense limitations and management fee (except for Class I shares, for which pro forma expenses of the Pioneer Fund's Class Y shares are estimated to be lower on both a gross and a net basis). The Trustees noted that the differential in fees can be explained by the fact that the Pioneer Fund is more actively managed, while the AmSouth Fund is operated in a manner more comparable to an enhanced index fund, and index funds traditionally have substantially lower fees than actively managed funds. The Trustees also considered that the lower net expenses of your AmSouth Fund are a result of expense limitations that are voluntary and may be discontinued at any time. AAMI has informed the Trustees that AmSouth Bank and its affiliates will discontinue the expense limitations in the future. In addition, the Trustees considered the positive factors associated with the Reorganization to outweigh the negative factors, such as the increase in expenses of the Pioneer Fund. The Trustees also considered that the aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of each Fund are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduced per share expenses.

     Fourth, the Class A, B and Y shares of Pioneer International Core Equity Fund received in the Reorganization will provide AmSouth International Equity Fund shareholders with exposure to substantially the same investment product as they have currently.

     Fifth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible for all costs and expenses of the AmSouth Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

                                                                                         Pro Forma
                                                  AmSouth             Pioneer             Pioneer
                                               International       International       International
                                                Equity Fund      Core Equity Fund     Core Equity Fund
                                                May 31, 2005       May 31, 2005         May 31, 2005
                                              ---------------   ------------------   -----------------
  Total Net Assets (in thousands) .........        $466,466           N/A                   $466,466
    Class A shares ........................        $ 25,582           N/A                   $ 25,582
    Class B shares ........................        $  3,070           N/A                   $  3,070
    Class I/Y shares ......................        $437,814           N/A                   $437,814

  Net Asset Value Per Share
    Class A shares ........................        $  13.35           N/A                   $  13.35
    Class B shares ........................        $  13.03           N/A                   $  13.03
    Class I /Y shares .....................        $  13.41           N/A                   $  13.41

  Shares Outstanding
    Class A shares ........................       1,916,864           N/A                  1,916,864
    Class B shares ........................         235,732           N/A                    235,732
    Class I/Y shares ......................      32,649,798           N/A                 32,649,798

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                           AmSouth Large Cap Fund and
                    Pioneer Oak Ridge Large Cap Growth Fund

                                  PROPOSAL 1(d)

               Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are part of the Proxy Statement/Prospectus. Exhibit A-1 is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information about Pioneer. The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

     Each Fund invests primarily in equity securities of large capitalization issuers and, consequently the Funds have similar investment policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

Comparison of AmSouth Large Cap Fund to Pioneer Oak Ridge Large Cap Growth Fund

------------------------------------------------------------------------------------------------------------------------------------
                                     AmSouth Large Cap Fund                  Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Business                A diversified series of AmSouth Funds, an       A diversified series of Pioneer Series Trust I,
                        open-end management investment company          and open-end management investment
                        organized as a Massachusetts business           company organized as a Delaware statutory
                        trust.                                          trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of        $337.4 million                                  $157.9 million
March 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
Investment advisers     Investment Adviser:                             Investment Adviser:
and portfolio           AAMI                                            Pioneer
managers
                        Portfolio Manager:                              Investment Subadviser:
                        Day-to-day management of AmSouth Large          Oak Ridge Investments, LLC ("Oak Ridge")
                        Cap Fund's portfolio is the responsibility of
                        Ronald E. Lindquist, who has been the           Portfolio Managers:
                        Fund's primary portfolio manager since its      Day-to-day management of the Fund's
                        inception, and has been employed by AAMI        portfolio is the responsibility of David M.
                        since December 1999. Prior to December          Klaskin (lead manager), Chairman (since
                        1999, Mr. Lindquist was employed by First       1998), Treasurer and Chief Investment
                        American National Bank (since May 1998),        Officer (since 1989) of Oak Ridge, and
                        and by Deposit Guaranty National Bank, and      Robert G. McVicker, Portfolio Manager and
                        Commercial National Bank (since 1978).          Director of Research at Oak Ridge (since
                        First American National Bank, Deposit           1989).
                        Guaranty National Bank and Commercial
                        National Bank are predecessors of AmSouth
                        Bank and affiliates of AAMI.

                        Mr. Lindquist is Senior Vice President of
                        AmSouth Bank and AmSouth Asset
                        Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Investment objective    AmSouth Large Cap Fund seeks to provide         Pioneer Oak Ridge Large Cap Growth Fund
                        investors with long-term capital                seeks capital appreciation.
                        appreciation.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      AmSouth Large Cap Fund                  Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Primary investments      Under normal circumstances, AmSouth              Normally, Pioneer Oak Ridge Large Cap
                         Large Cap Fund invests at least 80% of its       Growth Fund invests at least 80% of its net
                         net assets in equity securities of U.S.          assets (plus the amount of borrowings, if
                         companies with large market capitalizations.     any, for investment purposes) in equity
                         For the purpose of this policy, net assets       securities of large capitalization U.S.
                         include net assets plus borrowings for           companies. Large capitalization companies
                         investment purposes. Large capitalization        have market capitalizations at the time of
                         companies are generally those companies          acquisition of $3 billion or more. The Fund
                         with market capitalization over $1 billion.      anticipates that the average weighted market
                                                                          capitalization of the companies in the Fund's
                                                                          portfolio will be significantly higher than $3
                                                                          billion.

                                                                          The equity securities in which Pioneer Oak
                                                                          Ridge Large Cap Growth Fund principally
                                                                          invests are common stocks, preferred
                                                                          stocks, depositary receipts and convertible
                                                                          debt, but the Fund may invest in other types
                                                                          of equity securities to a lesser extent, such
                                                                          as warrants and rights.
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies    In choosing stocks for the Fund, AAMI's          Pioneer Oak Ridge Large Cap Growth Fund
                         strategy is to select what are in its opinion,   uses a "growth" style of management and
                         well-managed U.S. companies that have            seeks to invest in issuers with above
                         demonstrated sustained patterns of               average potential for earnings growth.
                         profitability, strong balance sheets, and the    Pioneer has engaged Oak Ridge to act as
                         potential to achieve predictable, above-         the Fund's subadviser under Pioneer's
                         average earnings growth. AAMI seeks to           supervision. When making purchase
                         diversify the Fund's portfolio within various    decisions for the Fund, the subadviser uses
                         industries typically comprising those AAMI       a disciplined approach that involves three
                         believes to be the classic growth sectors of     primary components:
                         the U.S. economy: Technology, Consumer
                         Non-Durables, Health Care, Business              o Research: The subadviser analyzes research
                         Equipment and Services, Retail, Capital            on potential investments from a wide
                         Goods and Financials.                              variety of sources, including internally
                                                                            generated analysis and research provided
                         The Fund invests for long-term growth              by institutions and the brokerage
                         rather than short-term profits.                    community. The subadviser seeks to
                                                                            supplement this analysis with information
                                                                            derived from business and trade
                                                                            publications, filings with the SEC, corporate
                                                                            contacts, industry conferences and
                                                                            discussions with company management.
                                                                          o Fundamentals: Once a potential
                                                                            investment is identified, the subadviser
                                                                            considers whether the issuer possesses
                                                                            certain attributes that the subadviser
                                                                            believes a "buy" candidate should
                                                                            possess relating to, among other things,
                                                                            (i) growth of sales and earnings, (ii)
                                                                            earnings power, trends and predictability,
                                                                            (iii) quality of management, (iv)
                                                                            competitive position of products and/or
                                                                            services, (v) fundamentals of the industry
                                                                            in which the company operates and (vi)
                                                                            the ability to bene fit from economic and
                                                                            political trends affecting the company.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        AmSouth Large Cap Fund                    Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies                                                         o Valuation: Finally, the subadviser values
(Continued)                                                                     companies by considering price-to-sales
                                                                                ratios and price-to-earnings ratios within
                                                                                a peer group.
------------------------------------------------------------------------------------------------------------------------------------
Other investments        AmSouth Large Cap Fund may invest in                 The Fund may invest up to 20% of its total
                         debt securities of domestic issuers rated no         assets in equity and debt securities of
                         lower than investment grade (Baa/BBB) by a           non-U.S. corporate issuers and debt
                         credit rating agency, or, if unrated, deemed         securities of non-U.S. government issuers.
                         to be of comparable quality by AAMI.
                                                                              The Fund will not invest more than 5% of
                                                                              its total assets in the securities of emerging
                                                                              markets issuers.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive      When AAMI determines adverse market                  Pioneer Oak Ridge Large Cap Growth Fund
strategies               conditions exist, AmSouth Large Cap Fund             may invest all or part of its assets in
                         may invest entirely in cash positions,               securities with remaining maturities of less
                         directly in U.S. government securities and           than one year, cash equivalents or may hold
                         short-term paper, such as bankers'                   cash.
                         acceptances.
------------------------------------------------------------------------------------------------------------------------------------
Diversification          Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the
                         "Code").
------------------------------------------------------------------------------------------------------------------------------------
Industry                 AmSouth Large Cap Fund may not purchase              Pioneer Oak Ridge Large Cap Growth Fund
concentration            any securities which would cause more than           may not invest more than 25% of its assets
                         25% of the value of the Fund's total assets at       in any one industry.
                         the time of purchase to be invested in
                         securities of one or more issuers conducting
                         their principal business activities in the same
                         industry, provided that (a) there is no
                         limitation with respect to obligations issued or
                         guaranteed by the U.S. government or its
                         agencies or instrumentalities, and repurchase
                         agreements secured by obligations of the U.S.
                         government or its agencies or
                         instrumentalities; (b) wholly owned finance
                         companies will be considered to be in the
                         industries of their parents if their activities are
                         primarily related to financing the activities of
                         their parents; and (c) utilities will be divided
                         according to their services. For example, gas,
                         gas transmission, electric and gas, electric,
                         and telephone will each be considered a
                         separate industry.

                         There is no limitation with respect to
                         municipal securities, which, for purposes of
                         this limitation only, do not include private
                         activity bonds that are backed only by the
                         assets and revenues of a non-governmental
                         user.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     AmSouth Large Cap Fund                   Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Restricted and         AmSouth Large Cap Fund may not invest              Pioneer Oak Ridge Large Cap Growth Fund
illiquid securities    more than 15% of its net assets in                 may not invest more than 15% of its net
                       securities that are restricted as to resale, or    assets in securities that are illiquid and
                       for which no readily available market exists,      other securities that are not readily
                       including repurchase agreements providing          marketable. Repurchase agreements
                       for settlement more than seven days after          maturing in more than seven days will be
                       notice.                                            included for purposes of the foregoing limit.
------------------------------------------------------------------------------------------------------------------------------------
Borrowing              AmSouth Large Cap Fund may not borrow              Pioneer Oak Ridge Large Cap Growth Fund
                       money or issue senior securities, except the       may not borrow money, except the Fund
                       Fund may borrow from banks or enter into           may: (a) borrow from banks or through
                       reverse repurchase agreements for temporary        reverse repurchase agreements in an
                       emergency purposes in amounts up to 33 1/3%        amount up to 33 1/3% of the Fund's total
                       of the value of its total assets at the time of    assets (including the amount borrowed); (b)
                       such borrowing. The Fund will not purchase         to the extent permitted by applicable law,
                       securities while borrowings (including reverse     borrow up to an additional 5% of the Fund's
                       repurchase agreements) in excess of 5% of          assets for temporary purposes; (c) obtain
                       its total assets are outstanding. In addition,     such short-term credits as are necessary for
                       the Fund is permitted to participate in a credit   the clearance of portfolio transactions; (d)
                       facility whereby the Fund may directly lend to     purchase securities on margin to the extent
                       and borrow money from other AmSouth                permitted by applicable law; and (e) engage
                       funds for temporary purposes, provided that        in transactions in mortgage dollar rolls that
                       the loans are made in accordance with an           are accounted for as financings.
                       order of exemption from the SEC and any
                       conditions thereto.
------------------------------------------------------------------------------------------------------------------------------------
Lending                AmSouth Large Cap Fund may not make                Pioneer Oak Ridge Large Cap Growth Fund
                       loans, except that the Fund may purchase or        may not make loans, except that the Fund
                       hold debt instruments in accordance with its       may (i) lend portfolio securities in
                       investment objective and policies, lend Fund       accordance with the Fund's investment
                       securities in accordance with its investment       policies, (ii) enter into repurchase
                       objective and policies and enter into              agreements, (iii) purchase all or a portion of
                       repurchase agreements. In addition, the            an issue of publicly distributed debt
                       Fund is permitted to participate in a credit       securities, bank loan participation interests,
                       facility whereby the Fund may directly lend        bank certificates of deposit, bankers'
                       to and borrow money from other AmSouth             acceptances, debentures or other securities,
                       Funds for temporary purposes, provided             whether or not the purchase is made upon
                       that the loans are made in accordance with         the original issuance of the securities, (iv)
                       an order of exemption from the SEC and             participate in a credit facility whereby the
                       any conditions thereto.                            Fund may directly lend to and borrow
                                                                          money from other affiliated funds to the
                                                                          extent permitted under the Investment
                                                                          Company Act or an exemption therefrom,
                                                                          and (v) make loans in any other manner
                                                                          consistent with applicable law, as amended
                                                                          and interpreted or modified from time to
                                                                          time by any regulatory authority having
                                                                          jurisdiction.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    AmSouth Large Cap Fund                   Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Derivative            AmSouth Large Cap Fund may invest in              Pioneer Oak Ridge Large Cap Growth Fund
instruments           futures contracts and options thereon             may use futures and options on securities,
                      (interest rate futures contracts or index         indices and currencies, forward currency
                      futures contracts, as applicable) to commit       exchange contracts and other derivatives.
                      funds awaiting investment, to maintain cash       The Fund does not use derivatives as a
                      liquidity or for other hedging purposes. The      primary investment technique and generally
                      value of the Fund's contracts may equal or        limits their use to hedging. However, the
                      exceed 100% of the Fund's total assets,           Fund may use derivatives for a variety of
                      although the Fund will not purchase or sell       non-principal purposes, including:
                      a futures contract unless immediately
                      afterwards the aggregate amount of margin         o As a hedge against adverse changes in
                      deposits on its existing futures positions          stock market prices, interest rates or
                      plus the amount of premiums paid for                currency exchange rates
                      related futures options entered into for other    o As a substitute for purchasing or selling
                      than bona fide hedging purposes is 5% or            securities
                      less of its net assets.                           o To increase the Fund's return as a non-
                                                                          hedging strategy that may be considered
                      The AmSouth Fund also may write covered             speculative
                      put options in respect of specific securities
                      in which the Fund may invest and write
                      covered call and put option contracts. The
                      size of the premiums that the Fund may
                      receive may be adversely affected as new or
                      existing institutions, including other
                      investment companies, engage in or
                      increase their option-writing activities.
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading    AmSouth Large Cap Fund may engage in              Pioneer Oak Ridge Large Cap Growth Fund
                      the technique of short-term trading. Such         does not usually trade for short-term profits.
                      trading involves the selling of securities held   The Fund will sell an investment, however,
                      for a short-time, ranging from several            even if it has only been held for a short time,
                      months to less than a day. The object of          if it no longer meets the Fund's investment
                      such short-term trading is to increase the        criteria.
                      potential for capital appreciation and/or
                      income of the Fund in order to take
                      advantage of what AAMI believes are
                      changes in market, industry or individual
                      company outlook.
------------------------------------------------------------------------------------------------------------------------------------
Other investment      As described above, the Funds have substantially similar principal investment strategies
policies and          and policies. Certain of the non-principal investment policies and restrictions are different.
restrictions          For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    AmSouth Large Cap Fund                 Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                     Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Class A sales          Class A shares are offered with an initial      Class A shares are offered with an initial
charges and Rule       sales charge of up to 5.50% of the offering     sales charge of up to 5.75% of the offering
12b-1 fees             price, which is reduced depending upon the      price, which is reduced or waived for large
                       amount invested or, in certain                  purchases and certain types of investors. At
                       circumstances, waived. Class A shares           the time of your purchase, your investment
                       bought as part of an investment of $1           firm may receive a commission from
                       million or more are not subject to an initial   Pioneer Funds Distributor, Inc. ("PFD"), the
                       sales charge, but may be charged a              Fund's distributor, of up to 5% declining as
                       contingent deferred sales charge ("CDSC")       the size of your investment increases.
                       of 1.00% if sold within one year
                       of purchase.                                    There is no CDSC, except in certain
                                                                       circumstances when the initial sales charge
                       Class A shares pay a shareholder servicing      is waived.
                       fee (non 12b-1) of up to 0.25% of average
                       daily net assets.                               Class A shares are subject to distribution
                                                                       and service (12b-1) fees of up to 0.25% of
                                                                       average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Class B sales          Class B shares are offered without an initial   Class B shares are offered without an initial
charges and Rule       sales charge, but are subject to a CDSC of      sales charge, but are subject to a CDSC of
12b-1 fees             up to 5%. For Class B shares purchased          up to 4% if you sell your shares. The
                       issued to former ISG Funds shareholders in      charge is reduced over time and is not
                       connection with the combination of              charged after five years. Your investment
                       AmSouth Funds with ISG Funds, the CDSC          firm may receive a commission from PFD,
                       on such Class B shares held continuously        the Fund's distributor, at the time of your
                       declines over six years, starting with year     purchase of up to 4%.
                       one and ending in year seven from: 4%,
                       3%, 3%, 2%, 2%, 1%. For all other Class B       Class B shares are subject to distribution
                       shares held continuously, the CDSC declines     and service (12b-1) fees of up to 1% of
                       over six years, starting with year one and      average daily net assets.
                       ending in year seven from: 5%, 4%, 3%,
                       3%, 2%, 1%. Eight years after purchase          Maximum purchase of Class B in a single
                       (seven years in the case of shares acquired     transaction is $49,999.
                       in the ISG combination), Class B shares
                       automatically convert to Class A shares.        Class B shares acquired through the
                                                                       Reorganization will retain the holding
                       Class B shares pay a shareholder servicing      period, CDSC and commission schedules
                       fee (non 12b-1) of up to 0.25% of average       applicable to the original purchase.
                       daily net assets and a distribution (12b-1)
                       fee of 0.75% of average daily net assets.       Class B shares convert to Class A shares
                                                                       eight years after the date of purchase. Class
                       Maximum investment for all Class B              B shares issued to former ISG Funds
                       purchases by a shareholder for the Fund's       shareholders will convert to Class A shares
                       shares is $99,999.                              seven years after the date of purchase.
------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y    AmSouth Large Cap Fund does not impose          The Fund does not impose any initial,
sales charges and      any initial or CDSC on Class I shares.          contingent deferred or asset based sales
Rule 12b-1 fees                                                        charge on Class Y shares.
                       The Fund may impose a shareholder
                       servicing fee (non 12b-1) of up to 0.15% of     The distributor incurs the expenses of
                       average daily net assets.                       distributing the Fund's Class Y shares, none
                                                                       of which are reimbursed by the Fund or the
                                                                       Class Y shareowners.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               AmSouth Large Cap Fund                 Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Management and    AmSouth Large Cap Fund pays an advisory         Pioneer Oak Ridge Large Cap Growth Fund
other fees        fee on a monthly basis at an annual rate of     pays Pioneer an annual fee equal to 0.75%
                  0.80% of the Fund's average daily net           of the Fund's average daily net assets up to
                  assets.                                         $1 billion and 0.70% on assets over $1
                                                                  billion. The fee is computed daily and paid
                  ASO Services Company, Inc. ("ASO") serves       monthly.
                  as administrator and fund accounting agent
                  for the Fund. The Fund pays ASO an              During its most recent fiscal year, the Fund
                  administrative services fee of 0.15% of the     paid an advisory fee at an average rate of
                  Fund's average daily net assets.                0.75% of average daily net assets.

                  For the fiscal year ended July 31, 2004,        In addition, the Fund reimburses Pioneer for
                  other expenses of the Fund were limited to      certain fund accounting and legal expenses
                  0.45% for Class A shares, 0.45% for Class       incurred on behalf of the Fund and pays a
                  B shares and 0.30% for Class I shares. Any      separate shareholder servicing/transfer
                  fee waiver or expense reimbursement             agency fee to PIMSS, an affiliate of Pioneer.
                  arrangement is voluntary and may be
                  discontinued at any time.                       Pioneer has contractually agreed to limit
                                                                  ordinary operating expenses to the extent
                  For the fiscal year ended July 31, 2004, the    required to reduce fund expenses to 1.30%
                  Fund's annual operating expenses for Class      and 2.10% of the average daily net assets
                  A shares, after giving effect to the expense    attributable to Class A and Class B shares,
                  limitation were 1.25%, and without giving       respectively. These expense limitations are
                  effect to the expense limitation, were 1.32%    in effect through April 1, 2008 for Class A
                  of average daily net assets.                    shares and through April 1, 2007 for Class
                                                                  B shares.
                  For the fiscal year ended July 31, 2004, the
                  Fund's annual operating expenses for Class      For the fiscal year ended November 30,
                  B shares, after giving effect to the expense    2004, the Fund's total annual operating
                  limitation were 2.00%, and without giving       expenses for Class A shares, after giving
                  effect to the expense limitation, were 2.07%    effect to the expense limitation, were
                  of average daily net assets.                    1.30%, and without giving effect to the
                                                                  expense limitation were 2.42% of average
                  For the fiscal year ended July 31, 2004, the    daily net assets.
                  Fund's annual operating expenses for Class
                  I shares, after giving effect to the expense    For the fiscal year ended November 30,
                  limitation were 1.10%, and without giving       2004, the Fund's total annual operating
                  effect to the expense limitation, were 1.22%    expenses for Class B shares, after giving
                  of average daily net assets.                    effect to the expense limitation, were
                                                                  2.20%, and without giving effect to the
                                                                  expense limitation were 2.94% of average
                                                                  daily net assets.

                                                                  For the fiscal year ended November 30,
                                                                  2004, the Fund's total annual operating
                                                                  expenses for Class Y shares were 1.19% of
                                                                  average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Buying shares     You may buy shares of the Fund directly         You may buy shares from any investment
                  through BISYS Fund Services, the Fund's         firm that has a sales agreement with PFD,
                  distributor, or through brokers, registered     the Pioneer Fund's distributor.
                  investment advisers, banks and other
                  financial institutions that have entered into   If the account is established in the
                  selling agreements with the Fund's              shareholder's own name, shareholders may
                  distributor, as described in the Fund's         also purchase additional shares of the
                  prospectus.                                     Pioneer Fund by telephone or online.

                  Certain account transactions may be done
                  by telephone.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Large Cap Fund                 Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares    You can exchange your shares in the Fund for    You may exchange your shares for shares
                     shares of the same class of another AmSouth     of the same class of another Pioneer mutual
                     Fund, usually without paying additional sales   fund. Your exchange request must be for at
                     charges. You must meet the minimum              least $1,000. The Fund allows you to
                     investment requirements for the Fund into       exchange your shares at net asset value
                     which you are exchanging. Exchanges from        without charging you either an initial or
                     one Fund to another are taxable. Class A        contingent deferred shares charge at the
                     shares may be exchanged for Class I shares      time of the exchange. Shares you acquire as
                     of the same Fund or another AmSouth Fund if     part of an exchange will continue to be
                     you become eligible to purchase Class I         subject to any contingent deferred sales
                     shares. Class I shares may be exchanged for     charge that applies to the shares you
                     Class A shares of the same Fund. No             originally purchased. When you ultimately
                     transaction fees are currently charged for      sell your shares, the date of your original
                     exchanges.                                      purchase will determine your contingent
                                                                     deferred sales charge. An exchange
                     If you sell your shares or exchange them        generally is treated as a sale and a new
                     for shares of another AmSouth Fund within       purchase of shares for federal income tax
                     7 days of the date of purchase, you will be     purposes.
                     charged a 2.00% fee on the current net
                     asset value of the shares sold or               After you establish an eligible fund account,
                     exchanged. The fee is paid to the Fund to       you can exchange Fund shares by telephone
                     offset the costs associated with short-term     or online.
                     trading, such as portfolio transaction and
                     administrative costs.

                     The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                     The fee will be charged on all covered
                     redemptions and exchanges, including those
                     made through retirement plan, brokerage
                     and other types of omnibus accounts
                     (except where it is not practical for the plan
                     administrator or brokerage firm to
                     implement the fee). The Fund will not
                     impose the redemption fee on a redemption
                     or exchange of shares purchased upon the
                     reinvestment of dividend and capital gain
                     distributions.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares       Shares of each Fund are sold at the net asset value per share next calculated after the
                     Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                     You may sell your shares by contacting the      Normally, your investment firm will send
                     Fund directly in writing or by telephone or     your request to sell shares to PIMSS. You
                     by contacting a financial intermediary as       can also sell your shares by contacting the
                     described in the Fund's prospectus.             Fund directly if your account is registered in
                                                                     your name.

                                                                     If the account is established in the
                                                                     shareholder's own name, shareholders may
                                                                     also redeem shares of the Pioneer Fund by
                                                                     telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o Large company or growth stocks fall out of favor with investors

     o The adviser's/subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect

     Pioneer Oak Ridge Large Cap Growth Fund may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser/subadviser might not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the Fund's return

     In addition, at times, more than 25% of Pioneer Oak Ridge Large Cap Growth Fund's assets may be invested in the same market segment, such as financials or technology. To the extent the Fund emphasizes investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus.

     Although the Pioneer Oak Ridge Large Cap Growth Fund is classified as a diversified investment company, the Fund's portfolio may be comprised of fewer issuers than many large cap growth funds. Typically, the subadviser expects the portfolio to include a limited number of different issuers, which may increase the volatility of the Fund's net asset value per share.

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

     The Pioneer Fund's past performance does not necessarily indicate how it will perform in the future. Pursuant to an agreement and plan of reorganization, the Pioneer Fund acquired all of the assets and those liabilities reflected in the net assets of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. In the reorganization, the predecessor fund exchanged all of its assets for Class A shares of the Pioneer Fund. The predecessor fund offered only one class of shares which was most similar to Class A shares of the Pioneer Fund. As a result of the reorganization, the Pioneer Fund is the accounting successor of the predecessor fund, which commenced operations on March 1, 1999. The Pioneer Fund's subadviser served as the predecessor fund's investment adviser. The performance of each class of the Pioneer Fund includes the performance of the predecessor fund's shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund. If the performance had been adjusted to reflect all differences in expenses, the performance of the Pioneer Fund would be lower.

                   AmSouth Large Cap Fund -- Class A Shares
                          Calendar Year Total Returns*


(THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE ORIGINAL DOCUMENT.)

'95                 34.99
'96                 17.63
'97                 35.93
'98                 37.87
'99                 18.85
'00                 -2.22
'01                -11.29
'02                -23.27
'03                 25.59
'04                  5.25

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 24.83% for the quarter ended December 31, 1998, and the lowest quarterly return was -17.87% for the quarter ended September 30, 2002.

           Pioneer Oak Ridge Large Cap Growth Fund -- Class A Shares
                          Calendar Year Total Returns*

(THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE ORIGINAL DOCUMENT.)

'00                  6.64
'01                -11.95
'02                -17.40
'03                 19.53
'04                 11.40

* During the period shown in the bar chart since the Fund's inception March 1, 1999, Pioneer Oak Ridge Large Cap Growth Fund's highest quarterly return was 13.43% for the quarter ended December 31, 1999, and the lowest quarterly return was -13.05% for the quarter ended September 30, 2002.

                            AmSouth Large Cap Fund
             Average Annual Total Returns as of December 31, 2004

-----------------------------------------------------------------------------------------------------------
                                                                    1 Year       5 Years       10 Years
-----------------------------------------------------------------------------------------------------------
 AmSouth Large Cap Fund, Class A Shares(1)
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 -0.53%        -3.62%        11.39%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                 -1.54%        -4.79%         9.95%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares         -0.35%        -3.36%         9.68%
-----------------------------------------------------------------------------------------------------------
 AmSouth Large Cap Fund, Class B Shares(2)
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 -0.56%        -3.56%        11.05%
-----------------------------------------------------------------------------------------------------------
 AmSouth Large Cap Fund, Class I Shares(3)
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  5.35%        -2.39%        12.10%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                  4.29%        -3.58%        10.64%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares          3.47%        -2.35%        10.32%
-----------------------------------------------------------------------------------------------------------
 S&P 500 Index(4)
  (reflects no deduction for fees, expenses or taxes)                10.87%        -2.30%        12.07%
-----------------------------------------------------------------------------------------------------------

(1) The quoted returns reflect the performance from 8/3/92 to 12/13/98 of the DG Equity Fund and from 12/14/98 to 3/12/00 of the ISG Large Cap Equity Fund, which were open-end investment companies that were predecessor funds to the Large Cap Fund. The predecessor funds were managed using substantially the same investment objective, policies and methodologies as the Fund. Class A shares were first offered on 8/3/92.

(2) Performance for the Class B shares, which were first offered on 12/15/98, is based on the historical performance of the Fund's Class A shares, including the performance of the predecessor funds (without sales charge) prior to that date. The historical performance of the Class B shares has been restated to reflect the Fund's Class B distribution (12b-1) fees and the contingent deferred sales charge.

(3) The quoted returns reflect the performance from 8/3/92 to 12/13/98 of the DG Equity Fund and from 12/14/98 to 3/12/00 of the ISG Large Cap Equity Fund, which were open-end investment companies that were predecessor funds to the Large Cap Fund. The predecessor funds were managed using substantially the same investment objective, policies and methodologies as the Fund. Performance for the Class I shares, which were first offered on 12/14/98, is based on the historical performance of the Fund's Class A shares, including the performance of the predecessor funds (without sales charge) prior to that date.

(4) The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

     The table above shows the impact of taxes on AmSouth Large Cap Fund's returns. After-tax returns are only shown for Class A shares and Class I shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                    Pioneer Oak Ridge Large Cap Growth Fund
             Average Annual Total Returns as of December 31, 2004

---------------------------------------------------------------------------------------------------------------
                                                                                              Since Inception
                                                                    1 Year       5 Years      (March 1, 1999)
---------------------------------------------------------------------------------------------------------------
 Pioneer Oak Ridge Large Cap Growth Fund, Class A shares
---------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  4.96%        -0.54%           1.26%
---------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               4.88%        -0.79%           1.04%
---------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       3.29%        -0.55%           0.99%
---------------------------------------------------------------------------------------------------------------
 Pioneer Oak Ridge Large Cap Growth Fund, Class B shares(2)
---------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  6.59%        -0.10%           1.53%
---------------------------------------------------------------------------------------------------------------
 Pioneer Oak Ridge Large Cap Growth Fund, Class Y shares(2)
---------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 11.56%         0.67%           2.31%
---------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                              11.51%         0.43%           2.10%
---------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       7.58%         0.48%           1.90%
---------------------------------------------------------------------------------------------------------------
 S&P 500 Index(3)
  (reflects no deduction for fees, expenses or taxes)                10.87%        -2.30%           1.13%
---------------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(4)
  (reflects no deduction for fees, expenses or taxes)                 6.30%        -9.29%          -3.56%
---------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) Reflects the inception date of predecessor fund. The inception date of Class B shares was February 17, 2004 and of Class Y shares was August 11, 2004.

(3) The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

(4) The Russell 1000 Growth Index, and unmanaged index made up of those stocks contained within the Russell 1000 Index having higher price-to-book ratios, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Large Cap Fund, the expenses of AmSouth Large Cap Fund for the period ended January 31, 2005 and (ii) for Pioneer Oak Ridge Large Cap Fund, the expenses of Pioneer Oak Ridge Large Cap Growth Fund for the period ended May 31, 2005. Future expenses for all share classes may be greater or less. Shareholders of AmSouth Capital Growth Fund are also being asked to approve the reorganization of their fund into Pioneer Oak Ridge Large Cap Growth Fund. The tables also show (1) the pro forma expenses of the combined Fund assuming the Reorganization occurred on May 31, 2005, and (2) the pro forma expenses of the combined Fund assuming the reorganization of AmSouth Capital Growth Fund into Pioneer Oak Ridge Large Cap Growth Fund also occurred May 31, 2005.

                                                                        Combined
                                                                          Fund
                                                                        (including
                                                                         AmSouth
                                              Pioneer                    Capital                  Pioneer
                                 AmSouth        Oak        Combined       Growth      AmSouth       Oak
                                Large Cap      Ridge         Fund         Fund)        Large       Ridge
Shareholder transaction           Fund(1)      Fund      (Pro Forma)   (Pro Forma)  Cap Fund(1)      Fund
fees(paid directly from your     Class A      Class A      Class A       Class A      Class B     Class B
investment)                    ----------- ------------ ------------- ------------- ----------- -----------
Maximum sales charge (load)
 when you buy shares as a
 percentage of offering
 price .......................    5.50%(2)     5.75%(2)    5.75%(2)      5.75%(2)      None        None
Maximum deferred sales
 charge (load) as a
 percentage of purchase
 price or the amount you
 receive when you sell
 shares, whichever is less ...    None         None        None          None          5.00%(3)    4.00%
Redemption fees ..............    2.00%(4)     None        None          None          2.00%(4)    None
Annual fund operating
 expenses (deducted from
 fund assets) (as a % of
 average net assets)
Management fee ...............    0.80%        0.75%       0.75%         0.75%         0.80%       0.75%
Distribution and service
 (12b-1) fee .................    None         0.25%       0.25%         0.25%         0.75%       1.00%
Other expenses ...............    0.58%(5)     0.47%       0.21%         0.19%         0.61%(5)    0.69%
Total fund operating
 expenses ....................    1.38%        1.47%(6)    1.21%         1.19%         2.16%       2.44%(6)
Expense reimbursement/
 reduction ...................    0.11%        0.17%(7)    N/A           N/A           0.14%       0.24%(7)
Net fund operating expenses...    1.27%        1.30%       1.21%         1.19%         2.02%       2.20%

                                                Combined                                            Combined
                                                  Fund                                                Fund
                                               (including                                          (including
                                                AmSouth                                              AmSouth
                                                Capital                                              Capital
                                  Combined       Growth      AmSouth      Pioneer      Combined      Growth
                                    Fund         Fund)        Large         Oak          Fund         Fund)
Shareholder transaction         (Pro Forma)   (Pro Forma)  Cap Fund(1)   Ridge Fund   (Pro Forma)   (Pro Forma)
fees(paid directly from your      Class B       Class B      Class I      Class Y      Class Y       Class Y
investment)                    ------------- ------------- ----------- ------------ ------------- ------------
Maximum sales charge (load)
 when you buy shares as a
 percentage of offering
 price .......................    None          None         None        None          None          None
Maximum deferred sales
 charge (load) as a
 percentage of purchase
 price or the amount you
 receive when you sell
 shares, whichever is less ...    4.00%         4.00%        None        None          None          None
Redemption fees ..............    None          None         2.00%(4)    None          None          None
Annual fund operating
 expenses (deducted from
 fund assets) (as a % of
 average net assets)
Management fee ...............    0.75%         0.75%        0.80%       0.75%         0.75%         0.75%
Distribution and service
 (12b-1) fee .................    1.00%         1.00%        None        None          None          None
Other expenses ...............    0.51%         0.45%        0.48%(5)    0.30%         0.13%         0.11%
Total fund operating
 expenses ....................    2.26%         2.20%        1.28%       1.05%(6)      0.88%         0.86%
Expense reimbursement/
 reduction ...................    0.16%(8)      0.10%(8)     0.16%       N/A           N/A           N/A
Net fund operating expenses...    2.10%         2.10%        1.12%       1.05%         0.88%         0.86%

--------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) For the period ended January 31, 2005, other expenses for your AmSouth Fund were limited to 0.47% for Class A shares, 0.47% for Class B shares and 0.32% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(7) The expenses in the table above reflect the expense limitations currently in effect for the Pioneer Fund, under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.30%, and 2.20% of the average daily net assets attributable to Class A and Class B shares, respectively. These expense limitations are in effect through April 1, 2008 for Class A shares and through April 1, 2006 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

(8) The expenses in the table above reflect the expense limitation in effect for Class B shares of the Pioneer Fund, under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses 2.10% of the average daily net assets attributable Class B shares. This expense limitation is in effect through April 1, 2007. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                         Combined Fund
                                                                                                       (including AmSouth
                                                                                                         Capital Growth
                                         AmSouth Large       Pioneer Oak Ridge       Combined Fund           Fund)
Number of years you own your shares         Cap Fund       Large Cap Growth Fund      (Pro Forma)         (Pro Forma)
--------------------------------------------------------------------------------------------------------------------------
 Class A
--------------------------------------------------------------------------------------------------------------------------
 Year 1                                     $  683               $  700                 $  691              $  689
--------------------------------------------------------------------------------------------------------------------------
 Year 3                                     $  963               $  963                 $  937              $  931
--------------------------------------------------------------------------------------------------------------------------
 Year 5                                     $1,264               $1,485                 $1,202              $1,192
--------------------------------------------------------------------------------------------------------------------------
 Year 10                                    $2,116               $2,913                 $1,957              $1,935
--------------------------------------------------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
--------------------------------------------------------------------------------------------------------------------------
 Year 1                                     $  719               $  623                 $  613              $  613
--------------------------------------------------------------------------------------------------------------------------
 Year 3                                     $  976               $1,140                 $  975              $  979
--------------------------------------------------------------------------------------------------------------------------
 Year 5                                     $1,359               $1,583                 $1,280              $1,271
--------------------------------------------------------------------------------------------------------------------------
 Year 10                                    $2,295               $3,086                 $2,304              $2,270
--------------------------------------------------------------------------------------------------------------------------
 Class B -- assuming no redemption
--------------------------------------------------------------------------------------------------------------------------
 Year 1                                     $  219               $  223                 $  213              $  213
--------------------------------------------------------------------------------------------------------------------------
 Year 3                                     $  676               $  840                 $  675              $  679
--------------------------------------------------------------------------------------------------------------------------
 Year 5                                     $1,159               $1,483                 $1,180              $1,171
--------------------------------------------------------------------------------------------------------------------------
 Year 10                                    $2,295               $3,086                 $2,304              $2,270
--------------------------------------------------------------------------------------------------------------------------
                                            Class I                                    Class Y
--------------------------------------------------------------------------------------------------------------------------
 Year 1                                     $  130               $  121                 $   90              $   88
--------------------------------------------------------------------------------------------------------------------------
 Year 3                                     $  406               $  378                 $  281              $  274
--------------------------------------------------------------------------------------------------------------------------
 Year 5                                     $  702               $  654                 $  488              $  477
--------------------------------------------------------------------------------------------------------------------------
 Year 10                                    $1,545               $1,443                 $1,084              $1,061
--------------------------------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Large Cap Fund and its shareholders. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary.

In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the historical investment performance of Pioneer Oak Ridge Large Cap Growth Fund is better than your AmSouth Fund's investment performance. For the one and five year periods ended December 31, 2004, Class A shares of Pioneer Oak Ridge Large Cap Growth Fund had an average annual return of 4.96% (one year) and -0.54% (five year); compared to an average annual return of the Class A shares of your AmSouth Fund of -0.53% (one year); and -3.62% (five year); respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets, including $26.7 billion in equity securities. Pioneer is the U.S. advisory subsidiary of Pioneer Global
Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your AmSouth Fund's shareholders through exchanges.

     Fourth, Pioneer Oak Ridge Large Cap Growth Fund's management fee (0.75% of average daily net assets) is lower than the advisory fee of your Fund (0.80% of average daily net assets). Although the historical gross and net expenses of Pioneer Oak Ridge Large Cap Growth Fund are higher than your Fund's historical gross and net expenses (except for Class Y shares), the estimated pro forma expenses of Class A and Class Y Shares of the Pioneer Fund after giving effect to the Reorganizations on both a gross and net basis are lower than your Fund's gross and net operating expenses for the Class A and I shares. Although the pro forma net operating expenses for the Class B shares are estimated to increase slightly, this increase is partly the result of expense limitations on your AmSouth Fund that are voluntary and may be discontinued at any time. AAMI has informed the Trustees that AmSouth Bank and its affiliates will discontinue the expense limitations in the future. The Trustees considered the positive factors associated with the Reorganization, such as the better performance of the Pioneer Fund, to outweigh the negative factors, such as the increase in expenses. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduced per share expenses.

     Fifth, the substantially larger size of the combined Pioneer Oak Ridge Large Cap Growth Fund will offer greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Sixth, the Class A, B and Y shares of Pioneer Oak Ridge Large Cap Growth Fund received in the Reorganization will provide AmSouth Large Cap Fund shareholders with exposure to substantially the same investment product as they have currently.

     Seventh, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible for all costs and expenses of the AmSouth Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005. The table also sets forth the pro forma capitalization of the combined Fund as of May 31, 2005, assuming the shareholders of AmSouth Capital Growth Fund approve the reorganization of their fund into Pioneer Oak Ridge Large Cap Growth Fund.

                                                                                                               Pro Forma
                                                                                                              Pioneer Oak
                                                                                        Pro Forma           Ridge Large Cap
                                                                   Pioneer Oak         Pioneer Oak       Growth Fund (including
                                               AmSouth Large     Ridge Large Cap     Ridge Large Cap        AmSouth Capital
                                                  Cap Fund         Growth Fund         Growth Fund            Growth Fund)
                                                May 31, 2005       May 31, 2005        May 31, 2005           May 31, 2005
                                              ---------------   -----------------   -----------------   -----------------------
  Total Net Assets (in thousands) .........        $330,347          $220,176             $550,522               $799,086
    Class A shares ........................        $113,684          $ 87,287             $200,971               $228,425
    Class B shares ........................        $ 22,350          $ 10,999             $ 33,348               $ 40,130
    Class I/Y shares ......................        $194,313          $ 79,164             $273,477               $487,805

  Net Asset Value Per Share
    Class A shares ........................        $  18.35          $  12.66             $  12.66               $  12.66
    Class B shares ........................        $  17.35          $  12.54             $  12.54               $  12.54
    Class I/Y shares ......................        $  18.46          $  12.70             $  12.70               $  12.70

  Shares Outstanding
    Class A shares ........................       6,194,719         6,895,166           15,875,617             18,044,318
    Class B shares ........................       1,288,165           877,131            2,659,432              3,200,220
    Class I/Y shares ......................      10,525,146         6,234,510           21,537,436             38,416,647

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                            AmSouth Mid Cap Fund and
                           Pioneer Mid Cap Value Fund

                                  PROPOSAL 1(e)

               Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of the Proxy Statement/Prospectus. Exhibit A-1 is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information regarding Pioneer. The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

     Each Fund invests primarily in equity securities of mid capitalization issuers and, consequently, has similar investment policies and risks. Your Fund, while not a pure index fund, seeks to track closely the S&P MidCap 400 Index, while the Pioneer Fund is actively managed and does not have a goal of tracking an index. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

       Comparison of AmSouth Mid Cap Fund to Pioneer Mid Cap Value Fund

------------------------------------------------------------------------------------------------------------------------------------
                                        AmSouth Mid Cap Fund                         Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Business                  A diversified series of AmSouth Funds, an        A diversified open-end management
                          open-end management investment company           investment company organized as a
                          organized as a Massachusetts business            Delaware statutory trust.
                          trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of March    $228.9 million                                   $2,362.1 million
31, 2005
------------------------------------------------------------------------------------------------------------------------------------
Investment advisers       Investment Adviser:                              Investment Adviser:
and portfolio             AAMI                                             Pioneer
managers
                          Investment Subadviser:                           Portfolio Managers:
                          OakBrook Investments, LLC ("OakBrook")           Day-to-day management of the Fund's
                                                                           portfolio is the responsibility of J. Rodman
                          Portfolio Managers:                              Wright, portfolio manager, and Sean Gavin,
                          Day-to-day management of AmSouth Mid             assistant portfolio manager. Mr. Wright is a
                          Cap Fund's portfolio is the responsibility of    senior vice president of Pioneer. He joined
                          a team of investment professionals, all of       Pioneer in 1994 as an analyst and has been
                          whom take part in the decision making            an investment professional since 1988.
                          process. Dr. Neil Wright, Ms. Janna              Mr. Gavin is a vice president and joined
                          Sampson and Dr. Peter Jankovskis are the         Pioneer in 2002 as an assistant portfolio
                          team members and have been the portfolio         manager. Prior to joining Pioneer, Mr. Gavin
                          managers of the Fund since June 2002.            was employed as an analyst at Boston
                          Each of the portfolio managers has been          Partners from 2000 to 2002 and at Delphi
                          with OakBrook since 1998.                        Management from 1998 to 2000.

                          Dr. Wright is OakBrook's President and Chief
                          Investment Officer. From 1993 to 1997, Dr.
                          Wright was the Chief Investment Officer of
                          ANB Investment Management & Trust Co.
                          ("ANB").

                          Ms. Sampson is OakBrook's Director of
                          Portfolio Management. From 1993 to 1997, she was Senior Portfolio Manager for ANB.

                          Dr. Jankovskis is OakBrook's Director of
                          Research. From 1992 to 1996, he was an
                          Investment Strategist for ANB and from 1996
                          to 1997 he was the Manager of Research for
                          ANB.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       AmSouth Mid Cap Fund                          Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment objective     AmSouth Mid Cap Fund seeks to provide            Pioneer Mid Cap Value Fund seeks capital
                         investors with capital appreciation.             appreciation by investing in a diversified
                                                                          portfolio of securities consisting primarily of
                                                                          common stocks.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments      AmSouth Mid Cap Fund seeks to maintain           Normally, Pioneer Mid Cap Value Fund
                         risk characteristics similar to those of the     invests at least 80% of its total assets in
                         S&P MidCap 400 Index ("S&P 400") and,            equity securities of mid-size companies, that
                         normally, invests at least 80% of its net        is companies with market values within the
                         assets in common stocks of companies             range of market values of companies
                         comprising the S&P 400. For the purpose          included in the Russell Midcap Value Index.
                         of this policy, assets include net assets plus   Pioneer Mid Cap Value Fund focuses on
                         borrowings for investment purposes.              issuers with capitalizations within the $1
                                                                          billion to $10 billion range, and that range
                         The Fund overweights relative to their S&P       will change depending on market
                         weights those issuers that OakBrook              conditions.
                         believes to be undervalued compared to
                         those in the S&P 400. As of December 31,         The equity securities in which Pioneer Mid
                         2004, the capitalization range of issuers        Cap Value Fund principally invests are
                         included in the S&P 400 was $309 million         common stocks, preferred stocks, depositary
                         to $8.75 billion.                                receipts and convertible debt, but the Fund
                                                                          may invest in other types of equity securities
                                                                          to a lesser extent, such as warrants and
                                                                          rights.
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies    OakBrook's stock selection process utilizes      Pioneer uses a value approach to select
                         computer-aided quantitative analysis.            Pioneer Mid Cap Value Fund's investments.
                         OakBrook's computer models use many              Using this investment style, Pioneer seeks
                         types of data, but emphasize technical data      securities selling at substantial discounts to
                         such as price and volume information.            their underlying values and then holds these
                         Applying these models to stocks within the       securities until the market values reflect
                         S&P 400, OakBrook hopes to generate more         their intrinsic values. Pioneer evaluates a
                         capital growth than that of the S&P 400.         security's potential value, including the
                         OakBrook's emphasis on technical analyses        attractiveness of its market valuation, based
                         can result in significant shifts in portfolio    on the company's assets and prospects for
                         holdings at different times. However,            earnings growth. In making that
                         stringent risk controls at the style, industry   assessment, Pioneer employs due diligence
                         and individual stock levels are intended to      and fundamental research, an evaluation of
                         help the Fund maintain risk characteristics      the issuer based on its financial statements
                         similar to those of the S&P 400.                 and operations, employing a bottom-up
                                                                          analytic style. Pioneer relies on the
                                                                          knowledge, experience and judgment of its
                                                                          staff who have access to a wide variety of
                                                                          research. Pioneer focuses on the quality and
                                                                          price of individual issuers, not on economic
                                                                          sector or market-timing strategies.

                                                                          In pursuing its investment strategy, the Pioneer Fund
                                                                          generally will hold the equity securities of a smaller
                                                                          number of issuers than AmSouth Mid Cap Fund. As of June
                                                                          30, 2005, the AmSouth Fund held approximately 380
                                                                          positions, reflecting its index-oriented investment
                                                                          approach, while the Pioneer Fund held approximately 94
                                                                          portfolio positions. Consequently, Pioneer is likely to
                                                                          sell a significant number of the portfolio positions
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      AmSouth Mid Cap Fund                         Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies                                                  acquired from the AmSouth Fund. The anticipated
(continued)                                                            reduction in portfolio positions reflects the Pioneer
                                                                       Fund's investment approach of investing in a portfolio
                                                                       consisting of fewer and more significant positions than
                                                                       the AmSouth Fund's more diversified, index-oriented
                                                                       portfolio. This reduction in the number of positions
                                                                       may result in the Pioneer Fund realizing gains on
                                                                       existing AmSouth Fund holdings, which capital gains
                                                                       will be distributed to all of the Pioneer Fund's
                                                                       shareholders after the closing date, and incurring
                                                                       transaction costs. The amount of such gains and any
                                                                       transaction costs cannot be accurately estimated at
                                                                       this time. Pioneer intends to take such factors into
                                                                       consideration in selecting any portfolio positions for
                                                                       sale.

                                                                       Factors Pioneer looks for in selecting
                                                                       investments include:

                                                                       o Favorable expected returns relative to
                                                                         perceived risk
                                                                       o Management with demonstrated ability
                                                                         and commitment to the company
                                                                       o Low market valuations relative to
                                                                         earnings forecast, book value, cash flow
                                                                         and sales
                                                                       o Turnaround potential for companies that
                                                                         have been through difficult periods
                                                                       o Estimated private market value in excess
                                                                         of current stock price
                                                                       o Issuer's industry has strong
                                                                         fundamentals, such as increasing or
                                                                         sustainable demand and barriers to entry
------------------------------------------------------------------------------------------------------------------------------------
Other investments        Subject to the Fund's 80% policy described    Pioneer Mid Cap Value Fund may invest up
                         above, OakBrook may invest the Fund's         to 25% of its total assets in equity and debt
                         assets in companies with smaller or larger    securities of non-U.S. issuers. The Fund will
                         market capitalizations. AmSouth Mid Cap       not invest more than 5% of its total assets
                         Fund may invest up to 20% of its assets in    in the securities of emerging markets
                         securities of foreign issuers traded on the   issuers.
                         New York or American Stock Exchange or in
                         the over-the-counter market in the form of    Pioneer Mid Cap Value Fund may invest up
                         depositary receipts, such as ADRs. The        to 20% of its total assets in debt securities
                         Fund may also invest in debt securities of    of corporate and government issuers.
                         domestic issuers rated no lower than          Generally the Fund acquires debt securities
                         investment grade (Baa/BBB) by a credit        that are investment grade, but the Fund may
                         rating agency, or, if unrated, deemed to be   invest up to 5% of its net assets in below
                         of comparable quality by AAMI.                investment grade convertible debt securities
                                                                       issued by both U.S. and non-U.S. issuers.
                                                                       The Fund invests in debt securities when
                                                                       Pioneer believes they are consistent with the
                                                                       Fund's investment objective by offering the
                                                                       potential for capital appreciation, to diversify
                                                                       the Fund's portfolio or for greater liquidity.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       AmSouth Mid Cap Fund                            Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive    If deemed appropriate under the                      Pioneer Mid Cap Value Fund may invest all
strategies             circumstances, AmSouth Mid Cap Fund may              or part of its assets in securities with
                       increase its holdings in short-term money            remaining maturities of less than one year,
                       market instruments to over 20% of total              cash equivalents or may hold cash.
                       assets. AmSouth Mid Cap Fund may hold
                       uninvested cash pending investment.
----------------------------------------------------------------------------------------------------------------------------------
Diversification        Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the
                       "Code").
------------------------------------------------------------------------------------------------------------------------------------
Industry               AmSouth Mid Cap Fund may not purchase                Pioneer Mid Cap Value Fund may not invest
concentration          any securities which would cause more than           more than 25% of its assets in any one
                       25% of the value of the Fund's total assets at       industry.
                       the time of purchase to be invested in
                       securities of one or more issuers conducting
                       their principal business activities in the same
                       industry, provided that (a) there is no
                       limitation with respect to obligations issued or
                       guaranteed by the U.S. government or its
                       agencies or instrumentalities, and repurchase
                       agreements secured by obligations of the U.S.
                       government or its instrumentalities; (b) wholly
                       owned finance companies will be considered
                       to be in the industries of their parents if their
                       activities are primarily related to financing the
                       activities of their parents; and (c) utilities will
                       be divided according to their services. For
                       example, gas, gas transmission, electric and
                       gas, electric, and telephone will each be
                       considered a separate industry. There is no
                       limitation with respect to municipal securities,
                       which, for purposes of this limitation only, do
                       not include private activity bonds that are
                       backed only by the assets and revenues of a
                       non-governmental user.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and         AmSouth Mid Cap Fund may not invest                  Pioneer Mid Cap Value Fund may not invest
illiquid securities    more than 15% of its net assets in                   more than 15% of its net assets in securities
                       securities that are restricted as to resale, or      that are illiquid and other securities that are
                       for which no readily available market exists,        not readily marketable. Repurchase
                       including repurchase agreements providing            agreements maturing in more than seven days
                       for settlement more than seven days after            will be included for purposes of the foregoing
                       notice.                                              limit.
------------------------------------------------------------------------------------------------------------------------------------
Borrowing              AmSouth Mid Cap Fund may not borrow                  Pioneer Mid Cap Value Fund may not borrow
                       money or issue senior securities, except that        money, except the Fund may: (a) borrow from
                       the Fund may borrow from banks or enter              banks or through reverse repurchase
                       into reverse repurchase agreements for               agreements in an amount up to 33 1/3% of the
                       temporary emergency purposes in amounts              Fund's total assets (including the amount
                       up to 33 1/3% of the value of its total assets at    borrowed); (b) borrow up to an additional 5%
                       the time of such borrowing. The Fund will not        of the Fund's assets for temporary purposes;
                       purchase securities while borrowings                 (c) obtain such short-term credits as are
                       (including reverse repurchase agreements) in         necessary for the clearance of portfolio
                       excess of 5% of its total assets are                 transactions; (d) purchase securities on
                       outstanding. In addition, the Fund is permitted      margin to the extent permitted by applicable
                       to participate in a credit facility whereby the      law; and (e) engage in transactions in
                       Fund may directly lend to and borrow money           mortgage dollar rolls that are accounted for as
                       from other AmSouth funds for                         financings.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     AmSouth Mid Cap Fund                           Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Borrowing (continued)  temporary purposes, provided that the loans are made in accordance with an order of exemption
                       from the SEC and any conditions thereto.
------------------------------------------------------------------------------------------------------------------------------------
Lending                AmSouth Mid Cap Fund may not make                  Pioneer Mid Cap Value Fund may not make
                       loans, except that the Fund may purchase or        loans, except that the Fund may (i) lend
                       hold debt instruments in accordance with its       portfolio securities in accordance with the
                       investment objective and policies, lend Fund       Fund's investment policies, (ii) enter into
                       securities in accordance with its investment       repurchase agreements, (iii) purchase all or
                       objective and policies and enter into              a portion of an issue of publicly distributed
                       repurchase agreements. In addition, the            debt securities, bank loan participation
                       Fund is permitted to participate in a credit       interests, bank certificates of deposit,
                       facility whereby the Fund may directly lend        bankers' acceptances, debentures or other
                       to and borrow money from other AmSouth             securities, whether or not the purchase is
                       funds for temporary purposes, provided that        made upon the original issuance of the
                       the loans are made in accordance with an           securities, (iv) participate in a credit facility
                       order of exemption from the SEC and any            whereby the Fund may directly lend to and
                       conditions thereto.                                borrow money from other affiliated funds to
                                                                          the extent permitted under the Investment
                                                                          Company Act or an exemption therefrom,
                                                                          and (v) make loans in any other manner
                                                                          consistent with applicable law, as amended
                                                                          and interpreted or modified from time to
                                                                          time by any regulatory authority having
                                                                          jurisdiction.
------------------------------------------------------------------------------------------------------------------------------------
Derivative             AmSouth Mid Cap Fund may invest in                 Pioneer Mid Cap Value Fund may use
instruments            futures contracts and options thereon              futures and options on securities, indices
                       (interest rate futures contracts or index          and currencies, forward currency exchange
                       futures contracts, as applicable) to commit        contracts and other derivatives. The Fund
                       funds awaiting investment, to maintain cash        does not use derivatives as a primary
                       liquidity or for other hedging purposes. The       investment technique and generally limits
                       value of the Fund's contracts may equal or         their use to hedging. However, the Fund
                       exceed 100% of the Fund's total assets,            may use derivatives for a variety of non-
                       although the Fund will not purchase or sell        principal purposes, including:
                       a futures contract unless immediately
                       afterwards the aggregate amount of margin          o As a hedge against adverse changes in
                       deposits on its existing futures positions           stock market prices, interest rates or
                       plus the amount of premiums paid for                 currency exchange rates
                       related futures options entered into for other     o As a substitute for purchasing or selling
                       than bona fide hedging purposes is 5% or             securities
                       less of its net assets.                            o To increase the Fund's return as a non-
                                                                            hedging strategy that may be considered
                                                                            speculative
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading     AmSouth Mid Cap Fund may engage in the             Pioneer Mid Cap Value Fund does not
                       technique of short-term trading. Such              usually trade for short-term profits. The
                       trading involves the selling of securities held    Fund will sell an investment, however, even
                       for a short-time, ranging from several             if it has only been held for a short time, if it
                       months to less than a day. The object of           no longer meets the Fund's investment
                       such short-term trading is to increase the         criteria.
                       potential for capital appreciation and/or
                       income of the Fund in order to take
                       advantage of what OakBrook believes are
                       changes in market, industry or individual
                       company outlook.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    AmSouth Mid Cap Fund                           Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Other investment    As described above, the Funds have substantially similar principal investment strategies
policies and        and policies. Certain of the non-principal investment policies and restrictions are different.
restrictions        For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                   Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Class A sales       Class A shares are offered with an initial sales     Class A shares are offered with an initial
charges and Rule    charge of up to 5.50% of the offering price,         sales charge of up to 5.75% of the offering
12b-1 Fees          which is reduced depending upon the amount           price, which is reduced or waived for large
                    invested or, in certain circumstances, waived.       purchases and certain types of investors. At
                    Class A shares bought as part of an                  the time of your purchase, your investment
                    investment of $1 million or more are not             firm may receive a commission from
                    subject to an initial sales charge, but may be       Pioneer Funds Distributor, Inc. ("PFD"), the
                    charged a contingent deferred sales charge           Fund's distributor, of up to 5% declining as
                    ("CDSC") of 1.00% if sold within one year of         the size of your investment increases.
                    purchase.
                                                                         There is no CDSC, except in certain
                    Class A shares pay a shareholder servicing           circumstances when the initial sales charge
                    fee (non 12b-1) of up to 0.25% of average            is waived.
                    daily net assets.
                                                                         Class A shares are subject to distribution
                                                                         and service (12b-1) fees of up to 0.25% of
                                                                         average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Class B sales       Class B shares are offered without an initial        Class B shares are offered without an initial
charges and Rule    sales charge, but are subject to a contingent        sales charge, but are subject to a CDSC of
12b-1 fees          deferred sales charge of up to 5%. For               up to 4% if you sell your shares. The
                    Class B shares issued to former ISG Funds            charge is reduced over time and is not
                    shareholders in connection with the                  charged after five years. Your investment
                    combination of AmSouth Funds with ISG                firm may receive a commission from PFD,
                    Funds, the CDSC on such Class B shares               the Fund's distributor, at the time of your
                    held continuously declines over six years,           purchase of up to 4%.
                    starting with year one and ending in year
                    seven from: 4%, 3%, 3%, 2%, 2%, 1%. For              Class B shares are subject to distribution
                    all other Class B shares held continuously,          and service (12b-1) fees of up to 1% of
                    the CDSC declines over six years, starting           average daily net assets.
                    with year one and ending in year seven
                    from: 5%, 4%, 3%, 3%, 2%, 1%. Eight                  Maximum purchase of Class B shares in a
                    years after purchase (seven years in the             single transaction is $49,999.
                    case of shares acquired in the ISG
                    combination), Class B shares automatically           Class B shares acquired through the
                    convert to Class A shares.                           Reorganization will retain the holding
                                                                         period, CDSC and commission schedules
                    Class B shares pay a shareholder servicing           applicable to the original purchase.
                    fee (non 12b-1) of up to 0.25% of average
                    daily net assets and a distribution (12b-1)          Class B shares convert to Class A shares
                    fee of 0.75% of average daily net assets.            eight years after the date of purchase. Class
                                                                         B shares issued to former ISG Funds
                    Maximum investment for all Class B purchases         shareholders will convert to Class A shares
                    by a shareholder for the Fund's shares is            seven years after the date of purchase.
                    $99,999.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    AmSouth Mid Cap Fund                           Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y    AmSouth Mid Cap Fund does not CDSC             The Fund does not impose any initial,
sales charges and      deferred sales charge on Class I shares.       contingent deferred or asset based sales
Rule 12b-1 fees                                                       charge on Class Y shares.
                       The Fund may impose a shareholder
                       servicing fee (non 12b-1) of up to 0.15% of    The distributor incurs the expenses of
                       average daily net assets.                      distributing the Fund's Class Y shares, none
                                                                      of which are reimbursed by the Fund or the
                                                                      Class Y shareowners.
------------------------------------------------------------------------------------------------------------------------------------
Management and         AmSouth Mid Cap Fund pays an advisory          Pioneer Mid Cap Value Fund pays Pioneer
other fees             fee on a monthly basis at an annual rate of    an annual basic fee, subject to a
                       0.90% of the Fund's average daily net          performance adjustment, equal to 0.70% of
                       assets.                                        the Fund's average daily net assets up to
                                                                      $500 million, 0.65% on the next $500
                       ASO Services Company, Inc. ("ASO") serves      million, 0.625% on the next $3 billion, and
                       as administrator and fund accounting agent     0.60% on the excess over $4 billion.
                       for the Fund. The Fund pays ASO an
                       administrative services fee of 0.15% of the    Pioneer's fee can increase or decrease by a
                       Fund's average daily net assets.               maximum of 0.10%, depending on the
                                                                      performance of the Fund's Class A shares
                       For the fiscal year ended July 31, 2004,       relative to the Russell Midcap Value Index.
                       other expenses of the Fund were limited to     The performance comparison is made for a
                       0.20% for Class A shares, 0.20% for Class      rolling 36-month period. Pioneer's fee
                       B shares, and 0.05% for Class I shares. Any    increases or decreases depending upon
                       fee waiver or expense reimbursement            whether the Fund's performance is up and
                       arrangement is voluntary and may be            down more or less than that of the index
                       discontinued at any time.                      during the rolling 36-month performance
                                                                      period. Each percentage point of difference
                       For the fiscal year ended July 31, 2004, the   between the performance of the Class A
                       Fund's annual operating expenses for Class     shares and the index (to a maximum of +/-10)
                       A shares, after giving effect to the expense   is multiplied by a performance rate adjustment
                       limitation were 1.10%, and without giving      of 0.01%. As a result, the maximum
                       effect to the expense limitation, were 1.43%   annualized rate adjustment is +/-10% for the
                       of average daily net assets.                   rolling 36-month performance period. This
                                                                      adjustment factor is applied to the average net
                       For the fiscal year ended July 31, 2004, the   assets during the 36-month period. In
                       Fund's annual operating expenses for Class     addition, the fee is further limited on an
                       B shares, after giving effect to the expense   annual basis to a maximum rate adjustment
                       limitation were 1.85%, and without giving      of +/-10% on average daily net assets for the
                       effect to the expense limitation, were 2.18%   current year (i.e., the fee is further subject to
                       of average daily net assets.                   a cap of average daily net assets of 0.80%
                                                                      and a floor of 0.60% of average daily net
                       For the fiscal year ended July 31, 2004, the   assets assuming that the Fund is not large
                       Fund's annual operating expenses for Class     enough for any breakpoints to apply). Pioneer
                       I shares, after giving effect to the expense   currently is waiving the floor on its fee.
                       limitation were 0.95%, and without giving      Pioneer may reimpose the same floor in the
                       effect to the expense limitation, were 1.33%   future, but will not be entitled to recover any
                       of average daily net assets.                   previously waived fees. Because the
                                                                      adjustment to the basic fee is based on the
                                                                      comparative performance of the Fund and the
                                                                      performance record of the index, the
                                                                      controlling factor is not whether Fund
                                                                      performance is up or down, but whether it is
                                                                      up or down more or less than the
                                                                      performance record of the index, regardless of
                                                                      general market performance. As a result,
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                AmSouth Mid Cap Fund                        Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Management and                                                       Pioneer could earn the maximum possible
other fees                                                           fee even if the Fund's net asset declines.
(continued)                                                          Moreover, the comparative investment
                                                                     performance of the Fund is based solely on
                                                                     the relevant performance period without
                                                                     regard to the cumulative performance over
                                                                     a longer or shorter period of time.

                                                                     During its most recent fiscal year, Pioneer
                                                                     Mid Cap Value Fund paid an advisory fee
                                                                     equivalent to 0.74% of the average daily
                                                                     net assets.

                                                                     In addition, the Fund reimburses Pioneer for
                                                                     certain fund accounting and legal expenses
                                                                     incurred on behalf of the Fund and pays a
                                                                     separate shareholder servicing/transfer
                                                                     agency fee to PIMSS, an affiliate of Pioneer.

                                                                     For the fiscal year ended October 31, 2004,
                                                                     the Fund's total annual operating expenses
                                                                     for Class A shares were 1.21%, Class B
                                                                     shares were 2.13%, and Class Y shares
                                                                     were 0.78%. The Fund does not currently
                                                                     have an expense limitation for its Class A,
                                                                     Class B or Class Y shares.
------------------------------------------------------------------------------------------------------------------------------------
Buying shares        You may buy shares of the Fund directly         You may buy shares from any investment
                     through BISYS Fund Services, the Fund's         firm that has a sales agreement with PFD,
                     distributor, or through brokers, registered     the Pioneer Fund's distributor.
                     investment advisers, banks and other
                     financial institutions that have entered into   If the account is established in the
                     selling agreements with the Fund's              shareholder's own name, shareholders may
                     distributor, as described in the Fund's         also purchase additional shares of the Fund
                     prospectus.                                     by telephone or online.

                     Certain account transactions may be done
                     by telephone.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares    You can exchange your shares in the Fund for    You may exchange your shares for shares
                     shares of the same class of another AmSouth     of the same class of another Pioneer mutual
                     Fund, usually without paying additional sales   fund. Your exchange request must be for at
                     charges. You must meet the minimum              least $1,000. The Fund allows you to
                     investment requirements for the Fund into       exchange your shares at net asset value
                     which you are exchanging. Exchanges from        without charging you either an initial or
                     one Fund to another are taxable. Class A        contingent deferred shares charge at the
                     shares may be exchanged for Class I shares      time of the exchange. Shares you acquire as
                     of the same Fund or another AmSouth Fund if     part of an exchange will continue to be
                     you become eligible to purchase Class I         subject to any contingent deferred sales
                     shares. Class I shares may be exchanged for     charge that applies to the shares you
                     Class A shares of the same Fund. No             originally purchased. When you ultimately
                     transaction fees are currently charged for      sell your shares, the date of your original
                     exchanges.                                      purchase will determine your contingent
                                                                     deferred sales charge. An exchange
                     If you sell your shares or exchange them        generally is treated as a sale and a new
                     for shares of another AmSouth Fund within       purchase of shares for federal income tax
                     7 days of the date of purchase, you will be     purposes.
                     charged a
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   AmSouth Mid Cap Fund                         Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares    2.00% fee on the current net
(continued)          asset value of the shares sold or               After you establish an eligible Fund account,
                     exchanged. The fee is paid to the Fund to       you can exchange Fund shares by telephone
                     offset the costs associated with short-term     or online.
                     trading, such as portfolio transaction and
                     administrative costs.

                     The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                     The fee will be charged on all covered
                     redemptions and exchanges, including those
                     made through retirement plan, brokerage
                     and other types of omnibus accounts
                     (except where it is not practical for the plan
                     administrator or brokerage firm to
                     implement the fee). The Fund will not
                     impose the redemption fee on a redemption
                     or exchange of shares purchased upon the
                     reinvestment of dividend and capital gain
                     distributions.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares      Shares of each Fund are sold at the net asset value per share next calculated after the
                     Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                     You may sell your shares by contacting the      Normally, your investment firm will send your
                     Fund directly in writing or by telephone or     request to sell shares to PIMSS. You can also
                     by contacting a financial intermediary as       sell your shares by contacting the Fund
                     described in the Fund's prospectus.             directly if your account is registered in your
                                                                     name.

                                                                     If the account is established in the
                                                                     shareholder's own name, shareholders may
                                                                     also redeem shares of the Pioneer Fund by
                                                                     telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o Value or mid-cap stocks fall out of favor with investors

     o The Fund's assets remain undervalued or do not have the potential value originally expected

     Each Fund also has risks associated with investing in mid-size companies. Compared to large companies, mid-size companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in earnings results and investor expectations

     o Have more limited product lines and capital resources

     o Experience sharper swings in market values

     o Be harder to sell at the times and prices the adviser/subadviser thinks appropriate

     o Offer greater potential for gain or loss

     Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser/subadviser might not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the Fund's return

     In addition, at times, more than 25% of Pioneer Mid Cap Value Fund's assets may be invested in the same market segment, such as financials or technology. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus.

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                         AmSouth Mid Cap Fund -- Class A
                          Calendar Year Total Returns*

(THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE ORIGINAL DOCUMENT.)

'00                -14.95
'01                -23.07
'02                -19.73
'03                 34.27
'04                 15.83

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 17.06% for the quarter ended June 30, 2003, and the lowest quarterly return was -21.79% for the quarter ended September 30, 2001.

                 Pioneer Mid Cap Value Fund -- Class A Shares
                          Calendar Year Total Returns*

(THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE ORIGINAL DOCUMENT.)

'95              30.73
'96              11.66
'97              17.45
'98              -4.71
'99              12.60
'00              17.64
'01               5.56
'02             -11.99
'03              36.87
'04              21.67

* During the period shown in the bar chart, Pioneer Mid Cap Value Fund's highest quarterly return was 17.27% for the quarter ended June 30, 2003, and the lowest quarterly return was -21.42% for the quarter ended September 30, 1998.

                             AmSouth Mid Cap Fund
             Average Annual Total Returns as of December 31, 2004

---------------------------------------------------------------------------------------------------------------
                                                                                             Since Inception
                                                                   1 Year       5 Years         (5/4/99)
---------------------------------------------------------------------------------------------------------------
 AmSouth Mid Cap Fund, Class A Shares(1)
---------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 9.46%        -5.05%           5.28%
---------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                 9.40%        -5.06%           5.26%
---------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares         6.14%        -4.23%           4.55%
---------------------------------------------------------------------------------------------------------------
 AmSouth Mid Cap Fund, Class B Shares(1)
---------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                10.06%        -5.15%           5.35%
---------------------------------------------------------------------------------------------------------------
 AmSouth Mid Cap Fund, Class I Shares(1)
---------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                16.07%        -3.90%           6.44%
---------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                16.00%        -3.93%           6.41%
---------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares        10.44%        -3.29%           5.57%
---------------------------------------------------------------------------------------------------------------
 S&P MidCap 400 Index(2)
  (reflects no deduction for fees, expenses or taxes)               16.48%         9.54%          10.63%
---------------------------------------------------------------------------------------------------------------

(1) The quoted returns reflect the performance from 5/4/99 to 3/12/00 of the ISG Mid-Cap Fund, an open-end investment company that was the predecessor fund to the AmSouth Mid Cap Fund. The predecessor fund was managed using substantially the same investment objective, policies and methodologies as the Fund. The Fund's enhanced index strategy was implemented in June 2002 when Oakbrook was hired as the Fund's investment sub-adviser. Class A, Class B, and Class I shares were first offered on 5/4/99.

(2) The S&P MidCap 400 Index, an unmanaged index of 400 domestic stocks, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

     The table above shows the impact of taxes on AmSouth Mid Cap Fund's returns. After-tax returns are only shown for Class A and Class I shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                          Pioneer Mid Cap Value Fund
             Average Annual Total Returns as of December 31, 2004

------------------------------------------------------------------------------------------------------------------------
                                                           1 Year     5 Years    10 Years    Since Inception
------------------------------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Value Fund, Class A shares
------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                        14.68%      11.40%     12.20%          13.35%(07/25/90)
------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                     12.51%      10.11%     10.20%          11.28%
------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of
  Fund Shares(1)                                            11.90%       9.46%      9.74%          10.82%
------------------------------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Value Fund, Class B shares
------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                        16.55%      11.79%     11.94%          12.23%(04/04/94)
------------------------------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Value Fund, Class Y shares
------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                        22.44%      13.30%     13.22%          14.08%(07/25/90)(1)
------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                     20.18%      12.00%     11.18%          11.98%
------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of
  Fund Shares(1)                                            17.04%      11.15%     10.65%          11.49%
------------------------------------------------------------------------------------------------------------------------
 Russell Midcap Value Index(2)
  (reflects no deduction for fees, expenses or taxes)       23.71%      13.48%     15.72%         14.86%(3)
------------------------------------------------------------------------------------------------------------------------

(1) Reflects the inception date of the Fund's Class A shares. Inception of Class Y shares was July 2, 1998.

(2) The Russell Midcap Value Index, an unmanaged index that measures the performance of those companies in the Russell Midcap Value Index with lower price-to-book ratios and lower forecasted growth values, is for reference only and does not mirror the Fund's investments.

(3)  Reflects the return of the index since the inception of Class A shares.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Mid Cap Fund, the expenses of AmSouth Mid Cap Fund for the period ended January 31, 2005, and (ii) for Pioneer Mid Cap Value Fund, the expenses of Pioneer Mid Cap Value Fund for the period ended May 31, 2005. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Fund assuming the Reorganization occurred on May 31, 2005.


                                              AmSouth      Pioneer      Combined      AmSouth
                                              Mid Cap      Mid Cap        Fund        Mid Cap
                                              Fund(1)    Value Fund   (Pro Forma)     Fund(1)
Shareholder transaction fees                  Class A      Class A      Class A       Class B
(paid directly from your investment)       ------------ ------------ ------------- ------------
Maximum sales charge (load) when
 you buy shares as a percentage of
 offering price ..........................     5.50%(2)     5.75%(2)     5.75%(2)      None
Maximum deferred sales charge
 (load) as a percentage of purchase price
 or the amount you receive when you
 sell shares,
 whichever is less .......................     None         None(6)      None          5.00%(3)
Redemption fees ..........................     2.00%(4)     None         None          2.00%(4)
Annual fund operating expenses
 (deducted from fund assets)
 (as a % of average net assets)
Management fee ...........................     0.90%        0.74%(7)     0.74%         0.90%
Distribution and service (12b-1) fee .....     None         0.25%        0.25%         0.75%
Other expenses ...........................     0.67%(5)     0.20%        0.20%         0.75%(5)
Total fund operating expenses ............     1.57%        1.19%(8)     1.19%         2.40%
Expense reimbursement/reduction ..........     0.47%        N/A          N/A           0.55%
Net fund operating expenses ..............     1.10%        1.19%        1.19%         1.85%

                                              Pioneer      Combined      AmSouth      Pioneer     Combined
                                              Mid Cap        Fund        Mid Cap      Mid Cap       Fund
                                            Value Fund   (Pro Forma)     Fund(1)    Value Fund   (Pro Forma)
Shareholder transaction fees                  Class B      Class B       Class I      Class Y      Class Y
(paid directly from your investment)       ------------ ------------- ------------ ------------ ------------
Maximum sales charge (load) when
 you buy shares as a percentage of
 offering price ..........................    None         None          None          None          None
Maximum deferred sales charge
 (load) as a percentage of purchase price
 or the amount you receive when you
 sell shares,
 whichever is less .......................    4.00%        4.00%         None          None          None
Redemption fees ..........................    None         None          2.00%(4)      None          None
Annual fund operating expenses
 (deducted from fund assets)
 (as a % of average net assets)
Management fee ...........................    0.74%(7)     0.74%         0.90%         0.74%(7)      0.74%
Distribution and service (12b-1) fee .....    1.00%        1.00%         None          0.00%         1.00%
Other expenses ...........................    0.39%        0.39%         0.53%(5)      0.04%         0.03%
Total fund operating expenses ............    2.13%(8)     2.13%         1.43%         0.77%(8)      0.77%
Expense reimbursement/reduction ..........    N/A          N/A           0.48%         N/A           N/A
Net fund operating expenses ..............    2.13%        2.13%         0.95%         0.77%         0.77%

--------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) For the period ended January 31, 2005, other expenses for your AmSouth Fund were limited to 0.20% for Class A shares, 0.20% for Class B shares and 0.05% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.

(7) At current asset levels, Pioneer Mid Cap Value Fund pays a management fee that ranges from 0.60% to 0.80% of average daily net assets based on its performance and the size of the Fund. The Fund's basic fee, before any performance adjustment, is 0.70% of average daily net assets, which is reduced at asset levels above $500 million.

(8) Pioneer Mid Cap Value Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

---------------------------------------------------------------------------------------------
                                                             Pioneer
                                            AmSouth       Mid Cap Value     Combined Fund
Number of years you own your shares      Mid Cap Fund          Fund          (Pro Forma)
---------------------------------------------------------------------------------------------
 Class A
---------------------------------------------------------------------------------------------
 Year 1                                     $  701           $  689            $  689
---------------------------------------------------------------------------------------------
 Year 3                                     $1,018           $  931            $  931
---------------------------------------------------------------------------------------------
 Year 5                                     $1,358           $1,202            $1,192
---------------------------------------------------------------------------------------------
 Year 10                                    $2,135           $1,957            $1,935
---------------------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
---------------------------------------------------------------------------------------------
 Year 1                                     $  743           $  616            $  616
---------------------------------------------------------------------------------------------
 Year 3                                     $1,048           $  967            $  967
---------------------------------------------------------------------------------------------
 Year 5                                     $1,480           $1,244            $1,244
---------------------------------------------------------------------------------------------
 Year 10                                    $2,530           $2,222            $2,222
---------------------------------------------------------------------------------------------
 Class B -- assuming no redemption
---------------------------------------------------------------------------------------------
 Year 1                                     $  243           $  216            $   79
---------------------------------------------------------------------------------------------
 Year 3                                     $  748           $  667            $  246
---------------------------------------------------------------------------------------------
 Year 5                                     $1,280           $1,144            $1,144
---------------------------------------------------------------------------------------------
 Year 10                                    $2,530           $2,222            $2,222
---------------------------------------------------------------------------------------------
                                            Class I                  Class Y
---------------------------------------------------------------------------------------------
 Year 1                                     $  146           $  216            $   79
---------------------------------------------------------------------------------------------
 Year 3                                     $  452           $  667            $  246
---------------------------------------------------------------------------------------------
 Year 5                                     $  782           $1,144            $  428
---------------------------------------------------------------------------------------------
 Year 10                                    $1,713           $2,222            $  954
---------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Mid Cap Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your Amsouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, after the Reorganization, the combined Fund will have an asset size substantially larger than that of your AmSouth Fund, which may allow the combined Fund to achieve significant economies of scale in investments or expenses.

     Third, the historical investment performance of Pioneer Mid Cap Value Fund is better than your AmSouth Fund's investment performance. For the one and five year periods ended December 31, 2004, Class A shares of Pioneer Mid Cap Value Fund had an average annual return of 14.68% (one year) and 11.40% (five year), compared to an average annual return of the Class A shares of your AmSouth Fund of 9.46% (one year) and -5.05% (five year) during the same period. The Trustees also considered that, for the one and five year periods ended March 31, 2005, Class A shares of the Pioneer Fund had an average annual return of 17.73% (one year) and 12.59% (five year), compared to an average annual return of the Class A shares of your AmSouth Fund of 10.15% (one year) and -6.37% (five year), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Fourth, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets, including $26.7 billion in equity funds. Pioneer is the U.S. advisory subsidiary of Pioneer Global Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your AmSouth Fund's shareholders through exchanges

     Fifth, Pioneer Mid Cap Value Fund's management fee (0.74% of average daily net assets) is substantially lower than the advisory fee of your Fund (0.90% of average daily net assets). The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non-12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. Currently, the Pioneer Mid Cap Value Fund's gross expense ratio is below the gross expense ratio of the corresponding class of your AmSouth Fund. However, your current expense ratio net of expense limitations is lower than the net expense ratio of the Pioneer Fund (except for the Class Y shares of the Pioneer Fund, both the gross and net expenses of which are lower than the expenses of the Class I shares of the AmSouth Fund). On a pro forma basis, after giving effect to the Reorganization, it is estimated that the gross expenses of each class of the Pioneer Fund will be lower than the gross expenses of the corresponding class of your Fund. Although the net expenses of the Pioneer Fund's Class A and Class B shares will be higher than the net expenses of your Fund's Class A and Class B shares, your Fund's lower net expenses are a result of expense limitations on your Fund that are voluntary and may be discontinued at any time. AAMI has informed the Trustees that AmSouth Bank and its affiliates will discontinue the expense limitations in the future. The Trustees also noted that the Pioneer Fund is more actively managed, while the AmSouth Fund is an enhanced index fund, and index funds traditionally have substantially lower fees than actively managed funds. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduced per share expenses.

     Sixth, the substantially larger size of the combined Pioneer Mid Cap Value Fund will offer greater opportunity for diversification of the investment portfolio, which should help to reduced risks.

     Seventh, the Class A, B and Y shares of Pioneer Mid Cap Value Fund received in the Reorganization will provide AmSouth Mid Cap Fund shareholders with exposure to substantially the same investment product as they have currently.

     Eighth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares. Although the Reorganization will result in a per share increase in net unrealized capital gains and a decrease in capital loss carryforwards, the potential negative tax consequences of these aspects of the Reorganization are outweighed by the advantages of the Reorganization.

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible for all costs and expenses of the AmSouth Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

                                                                                           Pro Forma
                                                  AmSouth             Pioneer               Pioneer
                                               Mid Cap Fund     Mid Cap Value Fund     Mid Cap Value Fund
                                               May 31, 2005        May 31, 2005           May 31, 2005
                                              --------------   --------------------   -------------------
  Total Net Assets (in thousands) .........       $234,876           $2,460,056            $2,694,932
    Class A shares ........................       $ 23,363           $1,911,174            $1,934,538
    Class B shares ........................       $  7,918           $  208,901            $  216,819
    Class C shares ........................            N/A           $  147,609            $  147,609
    Class I/Y shares ......................       $203,595           $  114,061            $  317,656

  Net Asset Value Per Share
    Class A shares ........................       $  14.24           $    25.22            $    25.22
    Class B shares ........................       $  13.61           $    22.57            $    22.57
    Class I/Y shares ......................       $  14.30           $    26.01            $    26.01

  Shares Outstanding
    Class A shares ........................      1,641,062           75,781,678            76,708,079
    Class B shares ........................        581,591            9,254,911             9,605,706
    Class I/Y shares ......................     14,234,921            4,385,193            12,212,598

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                         AmSouth Select Equity Fund and
                           Pioneer Focused Equity Fund

                                  PROPOSAL 1(f)

               Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of the Proxy Statement/Prospectus. Exhibit A-2 is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information regarding Pioneer. The most recent portfolio manager's discussion of AmSouth Select Equity Fund's performance is attached as Exhibit C.

     Each Fund has an investment objective of long-term capital growth and, consequently, the Funds have similar investment polices and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

    Comparison of AmSouth Select Equity Fund to Pioneer Focused Equity Fund

------------------------------------------------------------------------------------------------------------------------------------
                                   AmSouth Select Equity Fund                      Pioneer Focused Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Business               A non-diversified series of AmSouth Funds,        A newly created, non-diversified series of
                       an open-end management investment                 Pioneer series Trust IV, an open-end
                       company organized as a Massachusetts              management investment company organized
                       business trust.                                   as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of       $132.4 million                                    None. Pioneer Focused Equity Fund is newly
March 31, 2005                                                           created and does not expect to commence
                                                                         investment operations until the Reorganization occurs.
------------------------------------------------------------------------------------------------------------------------------------
Investment advisers    Investment Adviser:                               Investment Adviser:
and portfolio          AAMI                                              Pioneer
managers
                       Investment Subadviser:                            Investment Subadviser:
                       OakBrook Investments, LLC ("OakBrook")            OakBrook

                       Portfolio Managers:                               Portfolio Managers:
                       Day-to-day management of AmSouth Select           Day-to-day management of Pioneer Focused
                       Equity Fund's portfolio is the responsibility     Equity Fund's portfolio is the responsibility
                       of a team of investment professionals, all of     of a team of investment professionals, all of
                       whom take part in the decision making process.    whom take part in the decision making
                       Dr. Neil Wright, Ms. Janna Sampson and Dr.        process. Dr. Neil Wright, Ms. Janna
                       Peter Jankovskis are the team members and         Sampson and Dr. Peter Jankovskis are the
                       have been the portfolio managers of the           team members and have been the portfolio
                       Fund since its inception. Each of the             managers of the Fund since its inception.
                       portfolio managers has been with OakBrook         Each of the portfolio managers has been
                       since 1998.                                       with OakBrook since 1998.

                       Dr. Wright is OakBrook's President and Chief      Dr. Wright is OakBrook's President and Chief
                       Investment Officer. From 1993 to 1997,            Investment Officer. From 1993 to 1997,
                       Dr. Wright was the Chief Investment Officer of    Dr. Wright was the Chief Investment Officer
                       ANB Investment Management & Trust Co.             of ANB.
                       ("ANB").
                                                                         Ms. Sampson is OakBrook's Director of
                       Ms. Sampson is OakBrook's Director of             Portfolio Management. From 1993 to 1997,
                       Portfolio Management. From 1993 to 1997,          she was Senior Portfolio Manager for ANB.
                       she was Senior Portfolio Manager for ANB.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    AmSouth Select Equity Fund                        Pioneer Focused Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment advisers      Dr. Jankovskis is OakBrook's Director of         Dr. Jankovskis is OakBrook's Director of
and portfolio            Research. From 1992 to 1996, he was an           Research. From 1992 to 1996, he was an
managers                 Investment Strategist for ANB and from 1996      Investment Strategist for ANB and from 1996
(continued)              to 1997 he was the Manager of Research for       to 1997 he was the Manager of Research for
                         ANB.                                             ANB.
------------------------------------------------------------------------------------------------------------------------------------
Investment objective     AmSouth Select Equity Fund seeks long-           Pioneer Focused Equity Fund seeks long-
                         term growth of capital by investing primarily    term capital growth.
                         in common stocks and securities convertible
                         into common stocks such as convertible
                         bonds and convertible preferred stocks.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments      Under normal circumstances, AmSouth              Normally, Pioneer Focused Equity Fund
                         Select Equity Fund invests at least 80% of       invests at least 80% of its net assets (plus
                         its net assets in equity securities. For         the amount of borrowings, if any, for
                         purposes of this policy, net assets include      investment purposes) in equity securities.
                         net assets plus borrowings for investment        The Fund may invest a significant portion of
                         purposes. The Fund invests primarily in          its assets in equity securities of medium-
                         common stocks with market capitalizations        and large-capitalization companies.
                         greater than $2 billion at the time of           Consequently, the Fund will be subject to
                         purchase and that possess a dominant             the risks of investing in companies with
                         market share and have barriers, such as a        market capitalizations of $1.5 billion or
                         patent or well-known brand name, that            more. For purposes of the Fund's
                         shield their market share and profits from       investment policies, equity securities include
                         competitors. OakBrook does not currently         common stocks, convertible debt and other
                         intend to purchase convertible securities for    equity instruments, such as depositary
                         the Fund.                                        receipts, warrants, rights, exchange-traded
                                                                          funds (ETFs), interests in real estate investment
                                                                          trusts (REITs) and preferred stocks.
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies    In managing the Fund's portfolio, OakBrook       Pioneer Focused Equity Fund seeks
                         continuously monitors a universe of              securities that its believes possess a
                         companies possessing "market power" to           dominant market share and have barriers,
                         look for opportunities to purchase these         such as a patent or well-known brand
                         stocks at reasonable prices. "Market power"      name, that may shield their market share
                         is a combination of dominant market share        and profits from competitors. The
                         and a barrier that protects that market          subadviser continuously monitors a universe
                         share. In selecting individual securities,       of companies possessing "market power" to
                         OakBrook looks for companies that appear         look for opportunities to purchase these
                         undervalued. OakBrook then conducts a            stocks at reasonable prices. "Market power"
                         fundamental analysis of the stock, the           is a combination of dominant market share
                         industry and the industry structure.             and a barrier that protects that market
                         OakBrook will then purchase those                share. In selecting individual securities, the
                         companies whose market power, in the             subadviser looks for companies that appear
                         managers' opinion, is intact. As a result,       undervalued. The subadviser then conducts
                         OakBrook may focus on a relatively limited       a fundamental analysis of the stock, the
                         number of stocks (i.e., generally 25 or less).   industry and the industry structure. The
                                                                          subadviser then purchases those companies
                                                                          whose market power, in the subadviser's
                                                                          opinion, is intact. As a result, the
                                                                          subadviser may focus on a relatively limited
                                                                          number of securities (i.e., generally 25 or
                                                                          fewer).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               AmSouth Select Equity Fund                     Pioneer Focused Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Other investments    AmSouth Select Equity Fund may invest in            Pioneer Focused Equity Fund may invest up
                     common stocks and securities convertible            to 20% of its total assets in debt securities
                     into common stocks of companies with                of corporate and government issuers.
                     market capitalizations less than $2 billion         Generally the Fund acquires debt securities
                     and preferred stocks.                               that are investment grade, but the Fund may
                                                                         invest up to 5% of its total assets in below
                     The Fund may also invest up to 20% of its           investment grade debt securities issued by
                     assets in corporate bonds, notes, and               both U.S. and non-U.S. corporate and
                     warrants, and short-term money market               government issuers, including below
                     instruments. Stock futures and option               investment grade convertible debt securities.
                     contracts and stock index futures and index         The Fund invests in debt securities when
                     option contracts may be used to hedge               the subadviser believes they are consistent
                     cash and maintain exposure to the U.S.              with the Fund's investment objective, long-
                     equity market.                                      term capital growth, or for greater liquidity.

                                                                         The Fund may invest in common stocks and
                                                                         securities convertible into common stocks
                                                                         of companies with market capitalizations
                                                                         less than $2 billion and preferred stocks.

                                                                         The Fund may also invest up to 20% of its
                                                                         assets in corporate bonds, notes, and
                                                                         warrants, and short-term money market
                                                                         instruments. Stock futures and option
                                                                         contracts and stock index futures and index
                                                                         option contracts may be used to hedge
                                                                         cash and maintain exposure to the U.S.
                                                                         equity market.

                                                                         The Fund may invest up to 25% of its total
                                                                         assets in equity and debt securities of
                                                                         non-U.S. corporate issuers and debt
                                                                         securities of non-U.S. government issuers,
                                                                         including securities of emerging markets
                                                                         issuers. The Fund invests in non-U.S.
                                                                         securities to diversify its portfolio when they
                                                                         offer similar or greater potential for capital
                                                                         appreciation compared to U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive    When Oakbrook determines adverse market           Normally, Pioneer Focused Equity Fund
strategies             conditions exist, AmSouth Select Equity           invests substantially all of its assets to meet
                       Fund may invest entirely in cash positions,       its investment objective. The Fund may
                       directly in U.S. government securities and        invest the remainder of its assets in
                       short-term paper, such as bankers'                securities with remaining maturities of less
                       acceptances.                                      than one year, cash equivalents or may hold
                                                                         cash. For temporary defensive purposes,
                                                                         including during periods of unusual cash
                                                                         flows, the Fund may depart from its
                                                                         principal investment strategies and invest
                                                                         part or all of its assets in these securities or
                                                                         may hold cash. During such periods, the
                                                                         Fund may not be able to achieve its
                                                                         investment objective. The Fund intends to
                                                                         adopt a defensive strategy when the
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               AmSouth Select Equity Fund                     Pioneer Focused Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive                                                      subadviser believes securities in which the
strategies                                                               Fund normally invests have extraordinary
(continued)                                                              risks due to political or economic factors
                                                                         and in other extraordinary circumstances.
------------------------------------------------------------------------------------------------------------------------------------
Diversification        Each Fund is non-diversified for the purpose of the Investment Company Act and, therefore, may concentrate its investments in a limited number of issuers.
------------------------------------------------------------------------------------------------------------------------------------
Industry               AmSouth Select Equity Fund may not                Pioneer Focused Equity Fund may not invest
concentration          purchase any securities which would cause         more than 25% of its assets in any one
                       more than 25% of the value of the Fund's          industry.
                       total assets at the time of purchase to be
                       invested in securities of one or more issuers
                       conducting their principal business activities
                       in the same industry, provided that (a) there
                       is no limitation with respect to obligations
                       issued or guaranteed by the U.S. government
                       or its agencies or instrumentalities, and
                       repurchase agreements secured by obligations
                       of the U.S. government or its agencies or
                       instrumentalities; (b) wholly owned finance
                       companies will be considered to be in the
                       industries of their parents if their activities
                       are primarily related to financing the
                       activities of their parents; and (c) utilities
                       will be divided according to their services.
                       For example, gas, gas transmission, electric
                       and gas, electric, and telephone will each be
                       considered a separate industry.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and         AmSouth Select Equity Fund may not invest         Pioneer Focused Equity Fund may not invest
illiquid securities    more than 15% of its net assets in                more than 15% of its net assets in
                       securities that are restricted as to resale, or   securities that are illiquid and other
                       for which no readily available market exists,     securities that are not readily marketable.
                       including repurchase agreements providing         Repurchase agreements maturing in more
                       for settlement more than seven days after         than seven days will be included for
                       notice.                                           purposes of the foregoing limit.
------------------------------------------------------------------------------------------------------------------------------------
Borrowing              AmSouth Select Equity Fund may not                Pioneer Focused Equity Fund may not
                       borrow money or issue senior securities,          borrow money, except the Fund may: (a)
                       except the Fund may borrow from banks or          borrow from banks or through reverse
                       enter into reverse repurchase agreements          repurchase agreements in an amount up to
                       for temporary emergency purposes in               33 1/3% of the Fund's total assets (including
                       amounts up to 33 1/3% of the value of its         the amount borrowed); (b) to the extent
                       total assets at the time of such borrowing.       permitted by applicable law, borrow up to
                       The Fund will not purchase securities while       an additional 5% of the Fund's assets for
                       borrowings (including reverse repurchase          temporary purposes; (c) obtain such short-
                       agreements) in excess of 5% of its total          term credits as are necessary for the
                       assets are outstanding.                           clearance of portfolio transactions; (d)
                                                                         purchase securities on margin to the extent
                                                                         permitted by applicable law; and (e) engage
                                                                         in transactions in mortgage dollar rolls that
                                                                         are accounted for as financings.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                       AmSouth Select Equity Fund                       Pioneer Focused Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Lending               AmSouth Select Equity Fund may not make           Pioneer Focused Equity Fund may not make
                      loans, except that the Fund may purchase or       loans, except that the Fund may (i) lend
                      hold debt instruments in accordance with its      portfolio securities in accordance with the
                      investment objective and policies, lend Fund      Fund's investment policies, (ii) enter into
                      securities in accordance with its investment      repurchase agreements, (iii) purchase all or
                      objective and policies and enter into             a portion of an issue of publicly distributed
                      repurchase agreements.                            debt securities, bank loan participation
                                                                        interests, bank certificates of deposit,
                                                                        bankers' acceptances, debentures or other
                                                                        securities, whether or not the purchase is
                                                                        made upon the original issuance of the
                                                                        securities, (iv) participate in a credit facility
                                                                        whereby the Fund may directly lend to and
                                                                        borrow money from other affiliated funds to
                                                                        the extent permitted under the Investment
                                                                        Company Act or an exemption therefrom,
                                                                        and (v) make loans in any other manner
                                                                        consistent with applicable law, as amended
                                                                        and interpreted or modified from time to
                                                                        time by any regulatory authority having
                                                                        jurisdiction.
------------------------------------------------------------------------------------------------------------------------------------
Derivative            AmSouth Select Equity Fund may invest in          Pioneer Focused Equity Fund may use
instruments           futures contracts and options thereon             futures and options on securities, indices
                      (interest rate futures contracts or index         and currencies, forward currency exchange
                      futures contracts, as applicable) to commit       contracts and other derivatives. A derivative
                      funds awaiting investment, to maintain cash       is a security or instrument whose value is
                      liquidity or for other hedging purposes. The      determined by reference to the value or the
                      value of the Fund's contracts may equal or        change in value of one or more securities,
                      exceed 100% of the Fund's total assets,           currencies, indices or other financial
                      although the Fund will not purchase or sell       instruments. Although there is no specific
                      a futures contract unless immediately             limitation on investing in derivatives, the
                      afterwards the aggregate amount of margin         Fund does not use derivatives as a primary
                      deposits on its existing futures positions        investment technique and generally limits
                      plus the amount of premiums paid for              their use to hedging. However, the Fund
                      related futures options entered into for other    may use derivatives for a variety of non-
                      than bona fide hedging purposes is 5% or          principal purposes, including:
                      less of its net assets.
                                                                        o As a hedge against adverse changes in
                      The Fund also may write covered put                 stock market prices, interest rates or
                      options in respect of specific securities in        currency exchange rates
                      which the Fund may invest and write               o As a substitute for purchasing or selling
                      covered call and put option contracts. The          securities
                      size of the premiums that the Fund may            o To increase the Fund's return as a non-
                      receive may be adversely affected as new or         hedging strategy that may be considered
                      existing institutions, including other              speculative
                      investment companies, engage in or
                      increase their option-writing activities.         Even a small investment in derivatives can
                                                                        have a significant impact on the Fund's
                                                                        exposure to stock market values, interest
                                                                        rates or currency exchange rates. If changes
                                                                        in a derivative's value do not correspond to
                                                                        changes in the value of the Fund's other
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Select Equity Fund                      Pioneer Focused Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Derivative                                                              investments, the Fund may not fully benefit
Instruments                                                             from or could lose money on the derivative
(continued)                                                             position. In addition, some derivatives
                                                                        involve risk of loss if the person who issued
                                                                        the derivative defaults on its obligation.
                                                                        Certain derivatives may be less liquid and
                                                                        more difficult to value. The Fund will only
                                                                        invest in derivatives to the extent the
                                                                        subadviser believes these investments do
                                                                        not prevent the Fund from seeking its
                                                                        investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading    AmSouth Select Equity Fund may engage in          Pioneer Focused Equity Fund usually does
                      the technique of short-term trading. Such         not trade for short-term profits. A Fund will
                      trading involves the selling of securities held   sell an investment, however, even if it has
                      for a short time, ranging from several            only been held for a short time, if it no
                      months to less than a day. The object of          longer meets the Fund's investment criteria.
                      such short-term trading is to increase the
                      potential for capital appreciation and/or
                      income of the Fund in order to take
                      advantage of what AAMI believes are
                      changes in market, industry or individual
                      company conditions or outlook.
------------------------------------------------------------------------------------------------------------------------------------
Other investment      As described above, the Funds have substantially similar principal investment strategies
policies              and policies. Certain of the non-principal investment policies and restrictions are different.
and restrictions      For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                 Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Class A sales       Class A shares are offered with an initial       Class A shares are offered with an initial
charges and Rule    sales charge of up to 5.50% of the offering      sales charge of up to 5.75% of the offering
12b-1 fees          price, which is reduced depending upon the       price, which is reduced or waived for large
                    amount invested or, in certain                   purchases and certain types of investors. At
                    circumstances, waived. Class A shares            the time of your purchase, your investment
                    bought as part of an investment of $1            firm may receive a commission from
                    million or more are not subject to an initial    Pioneer Funds Distributor, Inc. ("PFD"), the
                    sales charge, but may be charged a               Fund's distributor, of up to 4% declining as
                    contingent deferred sales charge ("CDSC")        the size of your investment increases.
                    of 1.00% if sold within one year
                    of purchase.                                     There is no CDSC, except in certain
                                                                     circumstances when the initial sales charge
                    Class A shares pay a shareholder servicing       is waived.
                    fee (non 12b-1) of up to 0.25% of average
                    daily net assets.                                Class A shares are subject to distribution
                                                                     and service (12b-1) fees of up to 0.25% of
                                                                     average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Class B sales       Class B shares are offered without an initial    Class B shares are offered without an initial
charges and Rule    sales charge, but are subject to a CDSC of       sales charge, but are subject to a CDSC of
12b-1 fees          up to 5%. For Class B shares held                up to 4% if you sell your shares. The
                    continuously, the CDSC declines over six         charge is reduced over time and is not
                    years, starting with year one and ending in      charged after five years. Your investment
                    year seven from: 5%, 4%, 3%, 2%, 1%.             firm may receive a commission from PFD,
                    Eight years after purchase Class B shares        the Fund's distributor, at the time of your
                    automatically convert to Class A shares.         purchase of up to 4%.

                                                                     Class B shares are subject to distribution
                                                                     and service (12b-1) fees of up to 1% of
                                                                     average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 AmSouth Select Equity Fund                    Pioneer Focused Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Class B sales          Class B shares pay a shareholder servicing       Class B shares acquired through the
charges and Rule       fee (non 12b-1) of up to 0.25% of average        Reorganization will retain the holding
12b-1 fees             daily net assets. This fee is in the form of a   period, CDSC and commission schedules
(continued)            separate non-Rule 12b-1 fee. All Funds bear      applicable to the original purchase.
                       a distribution (12b-1) fee of up to 0.75%.
                                                                        Maximum purchase of Class B shares in a
                       Maximum investment for all Class B               single transaction is $49,999.
                       purchases by a shareholder for the Fund's
                       shares is $99,999.                               Class B shares convert to Class A shares
                                                                        eight years after the date of purchase.
------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y    AmSouth Select Equity Fund does not              The Fund does not impose any initial,
sales charges and      impose any initial or a CDSC on Class I          contingent deferred or asset based sales
Rule 12b-1 fees        shares.                                          charge on Class Y shares.

                       The Fund may impose a shareholder                The distributor incurs the expenses of
                       servicing fee (non 12b-1) of up to 0.15% of      distributing the Fund's Class Y shares, none
                       average daily net assets.                        of which are reimbursed by the Fund or the
                                                                        Class Y shareowners.
------------------------------------------------------------------------------------------------------------------------------------
Management and         AmSouth Select Equity Fund pays an               Pioneer Focused Equity Fund will pay
other fees             advisory fee on a monthly basis at an            Pioneer an advisory fee as follows: 0.65%
                       annual rate of 0.80% of the Fund's average       of the Fund's average daily net assets up to
                       daily net assets.                                $1 billion, and 0.60% on assets greater than
                                                                        $1 billion. The fee is computed daily and
                       ASO Services Company, Inc. ("ASO") serves        paid monthly.
                       as administrator and fund accounting agent
                       for the Fund. The Fund pays ASO an               In addition, the Fund will reimburse Pioneer
                       administrative services fee of 0.15% of the      for certain fund accounting and legal
                       Fund's average daily net assets.                 expenses incurred on behalf of the Fund
                                                                        and pay a separate shareholder servicing/
                       For the fiscal year ended July 31, 2004,         transfer agency fee to PIMSS, an affiliate of
                       other expenses of the Fund were limited to       Pioneer.
                       0.49% for Class A shares, 0.49% for Class
                       B shares and 0.34% for Class I shares. Any       The Fund's total annual fund operating
                       fee waiver or expense reimbursement              expenses are estimated to be 1.17% of
                       arrangement is voluntary and may be              average daily net assets for Class A shares,
                       discontinued at any time.                        2.03% for Class B shares, and 0.79% for
                                                                        Class Y shares for the current fiscal year.
                       For the fiscal year ended July 31, 2004, the
                       Fund's annual operating expenses for Class
                       A shares, after giving effect to the expense
                       limitation were 1.29%, and without giving
                       effect to the expense limitation, were 1.32%
                       of average daily net assets.

                       For the fiscal year ended July 31, 2004, the Fund's annual operating expenses for Class
                       B shares, after giving effect to the expense limitation were 2.04%, and without giving effect to the expense limitation, were 2.07% of average daily net assets.

                       For the fiscal year ended July 31, 2004, the
                       Fund's annual operating expenses for Class
                       I shares, after giving effect to the expense
                       limitation were 1.14%, and without giving
                       effect to the expense limitation, were 1.22%
                       of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                AmSouth Select Equity Fund                     Pioneer Focused Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Buying shares        You may buy shares of the Fund directly         You may buy shares from any investment
                     through BISYS Fund Services, the Fund's         firm that has a sales agreement with PFD,
                     distributor, or through brokers, registered     the Pioneer Fund's distributor.
                     investment advisers, banks and other
                     financial institutions that have entered into   If the account is established in the
                     selling agreements with the Fund's              shareholder's own name, shareholders may
                     distributor, as described in the Fund's         also purchase additional shares of the Fund
                     prospectus.                                     by telephone or online.

                     Certain account transactions may be done
                     by telephone.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares    You can exchange your shares in the Fund        You may exchange your shares for shares
                     for shares of the same class of another         of the same class of another Pioneer mutual
                     AmSouth Fund, usually without paying            fund. Your exchange request must be for at
                     additional sales charges. You must meet the     least $1,000. The Fund allows you to
                     minimum investment requirements for the         exchange your shares at net asset value
                     Fund into which you are exchanging.             without charging you either an initial or
                     Exchanges from one Fund to another are          contingent deferred shares charge at the
                     taxable. Class A shares may be exchanged        time of the exchange. Shares you acquire as
                     for Class I shares of the same Fund or          part of an exchange will continue to be
                     another AmSouth Fund if you become              subject to any contingent deferred sales
                     eligible to purchase Class I shares. Class I    charge that applies to the shares you
                     shares may be exchanged for Class A             originally purchased. When you ultimately
                     shares of the same Fund. No transaction         sell your shares, the date of your original
                     fees are currently charged for exchanges.       purchase will determine your contingent
                                                                     deferred sales charge. An exchange
                     If you sell your shares or exchange them        generally is treated as a sale and a new
                     for shares of another AmSouth Fund within       purchase of shares for federal income
                     7 days of the date of purchase, you will be     tax purposes.
                     charged a 2.00% fee on the current net
                     asset value of the shares sold or               After you establish an eligible fund account,
                     exchanged. The fee is paid to the Fund to       you can exchange Fund shares by telephone
                     offset the costs associated with short-term     or online.
                     trading, such as portfolio transaction and
                     administrative costs.

                     The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                     The fee will be charged on all covered
                     redemptions and exchanges, including those
                     made through retirement plan, brokerage
                     and other types of omnibus accounts
                     (except where it is not practical for the plan
                     administrator or brokerage firm to
                     implement the fee). The Fund will not
                     impose the redemption fee on a redemption
                     or exchange of shares purchased upon the
                     reinvestment of dividend and capital gain
                     distributions.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                            AmSouth Select Equity Fund                    Pioneer Focused Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Selling shares    Shares of each Fund are sold at the net asset value per share next calculated after the
                  Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                  You may sell your shares by contacting the    Normally, your investment firm will send your
                  Fund directly in writing or by telephone or   request to sell shares to PIMSS. You can also
                  by contacting a financial intermediary as     sell your shares by contacting the Fund
                  described in the Fund's prospectus.           directly if your account is registered in your
                                                                name.

                                                                If the account is established in the
                                                                shareholder's own name, shareholders may
                                                                also redeem shares of the Fund by telephone
                                                                or online.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o The market segment on which the Fund focuses -- undervalued growth stocks -- underperforms other kinds of investments or market averages

     o Value stocks fall out of favor with investors

     o The adviser's/subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect

     Each Fund is subject to risks relating to the fact that it is non-diversified. Each Fund may invest in a small number of companies which may increase the volatility of the Fund. Accordingly, each Fund's portfolio may be more sensitive to changes in the market value of a single company or industry.

     Each Fund may trade securities actively to achieve its principal investment strategies. Active trading of portfolio securities could increase the Fund's transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay (on distributions of net gains realized on those trades). However, the adviser/subadviser expects that the Fund's annual portfolio turnover rate will average less than 50% each year.

     If either Fund invests in securities with additional risk, that Fund's share price volatility accordingly could be greater and its performance lower.

     At times, more than 25% of the Pioneer Focused Equity Fund's assets may be invested in the same market segment, such as financials or technology. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

     Pioneer Focused Equity Fund may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to larger, more developed non-U.S. countries. However, these risks are more pronounced for issuers of securities in emerging markets. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the Fund's return

Past Performance

     Set forth below is performance information for AmSouth Select Equity Fund. The bar charts show how AmSouth Select Equity Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return for AmSouth Select Equity Fund over time for each class of shares compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in AmSouth Select Equity Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. Pioneer Focused Equity Fund has not commenced investment operations.

                 AmSouth Select Equity Fund -- Class A Shares
                          Calendar Year Total Returns*

(THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE ORIGINAL DOCUMENT.)

'99                -10.12
'00                 12.66
'01                  7.45
'02                 -9.12
'03                 26.03
'04                  9.93

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 17.30% for the quarter ended December 31, 2000, and the lowest quarterly return was -13.07% for the quarter ended September 30, 1999.

                          AmSouth Select Equity Fund
            Average Annual Total Returns (as of December 31, 2004)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    Since Inception
                                                                          1 Year      5 Years     (September 1, 1998)
-----------------------------------------------------------------------------------------------------------------------
 AmSouth Select Equity Fund, Class A Shares
-----------------------------------------------------------------------------------------------------------------------
 Return Before Taxes(1)                                                     3.90%       7.56%             7.29%
-----------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                        3.66%       7.39%             6.62%
-----------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares                2.53%       6.46%             5.90%
-----------------------------------------------------------------------------------------------------------------------
 AmSouth Select Equity Fund, Class B Shares
-----------------------------------------------------------------------------------------------------------------------
 Return Before Taxes(1)                                                     4.10%       7.72%             7.47%
-----------------------------------------------------------------------------------------------------------------------
 AmSouth Select Equity Fund, Class I Shares(2)
-----------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                       10.10%       8.97%             8.43%
-----------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                        9.83%       8.76%             7.72%
-----------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares                6.56%       7.68%             6.88%
-----------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(3) (reflects no deduction for fees, expenses or taxes)      10.87%      -2.30%             4.71%
-----------------------------------------------------------------------------------------------------------------------

(1) Class A shares were first offered on 9/1/98. Performance for the Class B shares, which were first offered on 9/2/98, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date. The historical performance of the Class B shares has been restated to reflect the Fund's Class B shares distribution (12b-1) fees and the contingent deferred sales charge.
(2) Performance for the Class I shares, which were first offered on 9/1/98, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date.
(3) The S&P 500 Index, a widely recognized, unmanaged index of 500 common stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

     The table above shows the impact of taxes on the Fund's returns. After-tax returns are only shown for Class A shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the table appearing below are based on (i) for the AmSouth Select Equity Fund, the expenses of AmSouth Select Equity Fund for the period ended January 31, 2005 and
(ii) for the Pioneer Focused Equity Fund, the estimated pro forma annual expenses for the period ended May 31, 2005.

                                                                       Pioneer                           Pioneer
                                                      AmSouth      Focused Equity        AmSouth      Focused Equity
                                                   Select Equity        Fund          Select Equity        Fund
                                                      Fund(1)        (Pro Forma)         Fund(1)        (Pro Forma)
Shareholder transaction fees                          Class A          Class A           Class B          Class B
(paid directly from your investment)              --------------- ----------------   --------------- ----------------
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ..............      5.50%(2)        5.75%(2)           None             None
Maximum deferred sales charge (load) as a
 percentage of purchase price or the amount you
 receive when you sell shares, whichever is less       None            None               5.00%(3)         4.00%
Redemption fees .................................      2.00%(4)        None               2.00%(4)         None
Annual fund operating expenses (deducted from
 fund assets) (as a % of average net assets)
Management fee ..................................      0.80%           0.65%              0.80%            0.65%
Distribution and service (12b-1) fee ............      None            0.25%              0.75%            1.00%
Other expenses ..................................      0.60%(5)        0.27%              0.61%(5)         0.38%
Total fund operating expenses ...................      1.40%           1.17%(6)           2.16%            2.03%(6)
Expense reimbursement/reduction .................      0.11%           N/A                0.12%            N/A
Net fund operating expenses .....................      1.29%           1.17%              2.04%            2.03%

                                                                     Pioneer
                                                     AmSouth      Focused Equity
                                                  Select Equity        Fund
                                                     Fund(1)       (Pro forma)
Shareholder transaction fees                         Class I         Class Y
(paid directly from your investment)             --------------- ---------------
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ..............     None            None
Maximum deferred sales charge (load) as a
 percentage of purchase price or the amount you
 receive when you sell shares, whichever is less      None            None
Redemption fees .................................     2.00%(4)        None
Annual fund operating expenses (deducted from
 fund assets) (as a % of average net assets)
Management fee ..................................     0.80%           0.65%
Distribution and service (12b-1) fee ............     None            None
Other expenses ..................................     0.46%(5)        0.14%
Total fund operating expenses ...................     1.26%           0.79%(6)
Expense reimbursement/reduction .................     0.12%           N/A
Net fund operating expenses .....................     1.14%           0.79%

----------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) A CDSC on Class B shares held continuously declines over six years starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) For the period ended January 31, 2005, other expenses for your AmSouth Fund were limited to 0.49% for Class A shares, 0.49% for Class B shares and 0.34% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, and (e) the expense limitation for your Fund is in effect for year one. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

---------------------------------------------------------------------------
                                                             Pro Forma
                                            AmSouth           Pioneer
                                         Equity Select     Focused Equity
Number of years you own your shares           Fund              Fund
---------------------------------------------------------------------------
 Class A
---------------------------------------------------------------------------
 Year 1                                     $  685            $  687
---------------------------------------------------------------------------
 Year 3                                     $  969            $  925
---------------------------------------------------------------------------
 Year 5                                     $1,274            $1,182
---------------------------------------------------------------------------
 Year 10                                    $2,095            $1,194
---------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
---------------------------------------------------------------------------
 Year 1                                     $  719            $  606
---------------------------------------------------------------------------
 Year 3                                     $  976            $  937
---------------------------------------------------------------------------
 Year 5                                     $1,359            $1,193
---------------------------------------------------------------------------
 Year 10                                    $2,300            $2,137
---------------------------------------------------------------------------
 Class B -- assuming no redemption
---------------------------------------------------------------------------
 Year 1                                     $  219            $  206
---------------------------------------------------------------------------
 Year 3                                     $  676            $  637
---------------------------------------------------------------------------
 Year 5                                     $1,159            $1,093
---------------------------------------------------------------------------
 Year 10                                    $2,300            $2,137
---------------------------------------------------------------------------
                                            Class I           Class Y
---------------------------------------------------------------------------
 Year 1                                     $  128            $   81
---------------------------------------------------------------------------
 Year 3                                     $  400            $  252
---------------------------------------------------------------------------
 Year 5                                     $  692            $  439
---------------------------------------------------------------------------
 Year 10                                    $1,523            $  978
---------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Amsouth Select Equity Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, and AmSouth Bank informed the Trustees that they did not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is the U.S. advisory subsidiary of Pioneer Global Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your AmSouth Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Third, Pioneer Focused Equity Fund's management fee (0.65% of average daily net assets up to $1 billion, and 0.60% on assets greater than $1 billion) will be substantially lower than the advisory fee of your AmSouth Fund (0.80% of average daily net assets). The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds will be the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that will not be paid by the Pioneer Fund's Class Y shares. On a pro forma basis, the estimated expense ratio of each class of shares of the Pioneer Fund is estimated to be lower than the expense ratio of the corresponding class of your AmSouth Fund. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduced per share expenses.

     Fourth, the Class A, B and Y shares of Pioneer Focused Equity Fund received in the Reorganization will provide AmSouth Select Equity Fund shareholders with exposure to substantially the same investment product as they have currently.

     Fifth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible for all costs and expenses of the AmSouth Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

                                                                            Pioneer Focused
                                     AmSouth Select                           Equity Fund
                                       Equity Fund      Pioneer Focused       (Pro Forma)
                                      May 31, 2005        Equity Fund        May 31, 2005
                                    ----------------   -----------------   ----------------
  Total Net Assets (in thousands)        $128,657             N/A               $128,657
    Class A shares ..............        $ 20,736             N/A               $ 20,736
    Class B shares ..............        $ 17,590             N/A               $ 17,590
    Class I/Y shares ............        $ 90,331             N/A               $ 90,331

  Net Asset Value Per Share                                   N/A
    Class A shares ..............        $  14.14             N/A               $  14.14
    Class B shares ..............        $  13.68             N/A               $  13.68
    Class I/Y shares ............        $  14.21             N/A               $  14.21

  Shares Outstanding
    Class A shares ..............       1,466,769             N/A              1,466,769
    Class B shares ..............       1,285,404             N/A              1,285,404
    Class I/Y shares ............       6,358,281             N/A              6,358,281

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                           AmSouth Small Cap Fund and
                        Pioneer Growth Opportunities Fund

                                  PROPOSAL 1(g)

               Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of the Proxy Statement/Prospectus. Exhibit A-1 is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information regarding Pioneer. The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

     Each Fund invests primarily in equity securities of smaller capitalization issuers with above-average growth potential, and, consequently, has similar investment policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

   Comparison of AmSouth Small Cap Fund to Pioneer Growth Opportunities Fund

------------------------------------------------------------------------------------------------------------------------------------
                                   AmSouth Small Cap Fund                     Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
Business               A diversified series of AmSouth Funds, an      A diversified series of Pioneer Series Trust II,
                       open-end management investment company         an open-end management investment
                       organized as a Massachusetts business          company organized as a Delaware statutory
                       trust.                                         trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of       $258.48 million                                $464.48 million
March 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
Investment advisers    Investment Adviser:                            Investment Adviser:
and portfolio          AAMI                                           Pioneer
managers
                       Investment Subadviser:                         Portfolio Managers:
                       Sawgrass Asset Management, LLC                 Day-to-day management of the Fund's
                       ("Sawgrass")                                   portfolio is the responsibility of co-
                                                                      managers Diego Franzin and Michael Rega.
                       Portfolio Manager:                             Mr. Franzin, vice president and head of U.S.
                       Day-to-day management of AmSouth Small         Quantitative Research & Management and
                       Cap Fund is the responsibility of Dean         leader of Global Active Quantitative Equity
                       McQuiddy, CFA, who has been the portfolio      Research, joined Pioneer in 1998 as an
                       manager for the Fund since its inception.      active quantitative equity research analyst.
                       Mr. McQuiddy, who has been employed by         Mr. Rega, vice president and senior portfolio
                       Sawgrass since 1998, is a Principal and the    manager, joined Pioneer in 2004. Prior to
                       Director of Equity Investing of Sawgrass.      joining Pioneer, Mr. Rega was a vice
                       From 1983 to 1997, Mr. McQuiddy was            president and portfolio manager at 646
                       portfolio manager at Barnett Capital           Advisors from 2000 to 2004.
                       Advisors, Inc. Mr. McQuiddy holds
                       membership in the Association for
                       Investment Management and Research. He
                       has 20 years of investment experience.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       AmSouth Small Cap Fund                      Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment objective     AmSouth Small Cap Fund seeks capital               Pioneer Growth Opportunities Fund seeks
                         appreciation by investing primarily in a           growth of capital.
                         diversified portfolio of securities consisting of
                         common stocks and securities convertible into
                         common stocks such as convertible bonds
                         and convertible preferred stocks. Any current
                         income generated from these securities is
                         incidental.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments      Under normal circumstances, AmSouth                Pioneer Growth Opportunities Fund invests
                         Small Cap Fund will invest at least 80% of         primarily in equity securities of companies
                         its net assets in equity securities of             that Pioneer considers to be reasonably
                         companies with small market capitalizations        priced or undervalued, with above average
                         at the time of purchase, including common          growth potential. The Fund may invest a
                         stocks and securities convertible into             significant portion of its assets in equity
                         common stocks such as convertible bonds            securities of small companies.
                         and convertible preferred stock. For the
                         purpose of this policy, net assets include
                         net assets plus borrowings for investment
                         purposes. Small capitalization companies
                         are generally those whose market
                         capitalizations are similar to the
                         capitalizations at the time of purchase of the
                         companies in the Russell 2000 Growth
                         Index. As of December 31, 2004, companies
                         in the Russell 2000 Growth Index had
                         market capitalizations between $49 million
                         and $2.9 billion.
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies    In managing the Fund's portfolio, Sawgrass         Pioneer Growth Opportunities Fund uses a
                         seeks smaller companies with above-                "growth at a reasonable price" style of
                         average growth potential. Factors Sawgrass         management and seeks to invest in
                         typically considers in selecting individual        securities of issuers with above average
                         securities include positive changes in             potential for earnings and revenue growth
                         earnings estimates for future growth, higher       that are also trading at attractive market
                         than market average profitability, a strategic     valuations. To select stock, Pioneer may
                         position in a specialized market, earnings         also use quantitative analysis. Pioneer relies
                         growth consistently above market, and              on the knowledge, experience and judgment
                         fundamental value.                                 of its staff who have access to a wide
                                                                            variety of research. Pioneer focuses on the
                                                                            quality and price of individual issuers, not
                                                                            on economic sector or market-timing
                                                                            strategies. Factors Pioneer looks for in
                                                                            selecting investments include:

                                                                            o Strength of the company's balance sheet

                                                                            o Quality of the management team

                                                                            o Rate at which the company's earnings are
                                                                              projected to grow

                                                                            o Whether the company's stock may be
                                                                              trading at a discount relative to its
                                                                              industry peers or the overall market
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     AmSouth Small Cap Fund                     Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies                                                   Pioneer generally sells a portfolio security
(continued)                                                             when it believes that the issuer no longer
                                                                        offers the potential for growth at a
                                                                        reasonable price or if any of the above
                                                                        factors have deteriorated. Pioneer makes
                                                                        that determination based upon the same
                                                                        criteria it uses to select portfolio securities.
------------------------------------------------------------------------------------------------------------------------------------
Other investments        AmSouth Small Cap Fund may invest up to        Pioneer may invest up to 20% of its total
                         20% of its assets in common stocks and         assets in securities of non-U.S. issuers. Up
                         securities convertible into common stocks      to 5% of the Fund's total assets may be
                         of companies with a market capitalization of   invested in securities of emerging markets
                         greater than $2 billion determined at the      issuers. Non-U.S. securities may be issued
                         time of the purchase, preferred stocks,        by non-U.S. governments, banks or
                         corporate bonds, notes, and warrants, and      corporations and certain supranational
                         short-term money market instruments.           organizations, such as the World Bank and
                                                                        the European Union. The Fund may invest in
                                                                        securities of Canadian issuers to the same
                                                                        extent as securities of U.S. issuers.
                                                                        Investing in Canadian and other non-U.S.
                                                                        issuers, particularly issuers in emerging
                                                                        markets, may involve unique risks
                                                                        compared to investing in the securities of
                                                                        U.S. issuers.

                                                                        Pioneer Growth Opportunities Fund may
                                                                        invest up to 20% of its total assets in debt
                                                                        securities of U.S. corporate and government
                                                                        issuers. Generally, the Fund acquires debt
                                                                        securities that are investment grade, but the
                                                                        Fund may invest up to 5% of its net assets
                                                                        in below investment grade debt securities
                                                                        including below investment grade
                                                                        convertible debt securities. The Fund invests
                                                                        in debt securities when Pioneer believes
                                                                        they are consistent with the Fund's
                                                                        investment objective of capital growth, to
                                                                        diversify the Fund's portfolio or for greater
                                                                        liquidity.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive      If deemed appropriate under the                Pioneer Growth Opportunities Fund may
strategies               circumstances, AmSouth Small Cap Fund          invest all or part of its assets in securities
                         may increase its holdings in short-term        with remaining maturities of less than one
                         money market instruments to over 20% of        year, cash equivalents or may hold cash.
                         total assets. AmSouth Small Cap Fund may
                         hold uninvested cash pending investment.
------------------------------------------------------------------------------------------------------------------------------------
Diversification          Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code").
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     AmSouth Small Cap Fund                      Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
Industry               AmSouth Small Cap Fund may not purchase            Pioneer Growth Opportunities Fund may not
concentration          any securities which would cause more than         invest more than 25% of its assets in any
                       25% of the value of the Fund's total assets        one industry.
                       at the time of purchase to be invested in
                       securities of one or more issuers
                       conducting their principal business activities
                       in the same industry, provided that (a) there
                       is no limitation with respect to obligations
                       issued or guaranteed by the U.S.
                       government or its agencies or
                       instrumentalities, and repurchase
                       agreements secured by obligations of the
                       U.S. government or its instrumentalities; (b)
                       wholly owned finance companies will be
                       considered to be in the industries of their
                       parents if their activities are primarily
                       related to financing the activities of their
                       parents; and (c) utilities will be divided
                       according to their services. For example,
                       gas, gas transmission, electric and gas,
                       electric, and telephone will each be
                       considered a separate industry.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and         AmSouth Small Cap Fund may not invest              Pioneer Growth Opportunities Fund may not
illiquid securities    more than 15% of its net assets in                 invest more than 15% of its net assets in
                       securities that are restricted as to resale, or    securities that are illiquid and other
                       for which no readily available market exists,      securities that are not readily marketable.
                       including repurchase agreements providing          Repurchase agreements maturing in more
                       for settlement more than seven days after          than seven days will be included for
                       notice.                                            purposes of the foregoing limit.
------------------------------------------------------------------------------------------------------------------------------------
Borrowing              AmSouth Small Cap Fund may not borrow              Pioneer Growth Opportunities Fund may not
                       money or issue senior securities, except           borrow money, except the Fund may: (a)
                       that the Fund may borrow from banks or             borrow from banks or through reverse
                       enter into reverse repurchase agreements           repurchase agreements in an amount up to
                       for temporary emergency purposes in                33 1/3% of the Fund's total assets (including
                       amounts up to 33 1/3% of the value of its          the amount borrowed); (b) borrow up to an
                       total assets at the time of such borrowing.        additional 5% of the Fund's assets for
                       The Fund will not purchase securities while        temporary purposes; (c) obtain such short-
                       borrowings (including reverse repurchase           term credits as are necessary for the
                       agreements) in excess of 5% of its total           clearance of portfolio transactions; (d)
                       assets are outstanding. In addition, the Fund      purchase securities on margin to the extent
                       is permitted to participate in a credit facility   permitted by applicable law; and (e) engage
                       whereby the Fund may directly lend to and          in transactions in mortgage dollar rolls that
                       borrow money from other AmSouth funds              are accounted for as financings.
                       for temporary purposes, provided that the
                       loans are made in accordance with an order
                       of exemption from the SEC and any
                       conditions thereto.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    AmSouth Small Cap Fund                       Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
Lending               AmSouth Small Cap Fund may not make               Pioneer Growth Opportunities Fund may not
                      loans, except that the Fund may purchase or       make loans, except that the Fund may (i)
                      hold debt instruments in accordance with its      lend portfolio securities in accordance with
                      investment objective and policies, lend Fund      the Fund's investment policies, (ii) enter into
                      securities in accordance with its investment      repurchase agreements, (iii) purchase all or
                      objective and policies and enter into             a portion of an issue of publicly distributed
                      repurchase agreements. In addition, the           debt securities, bank loan participation
                      Fund is permitted to participate in a credit      interests, bank certificates of deposit,
                      facility whereby the Fund may directly lend       bankers' acceptances, debentures or other
                      to and borrow money from other AmSouth            securities, whether or not the purchase is
                      funds for temporary purposes, provided that       made upon the original issuance of the
                      the loans are made in accordance with an          securities, (iv) participate in a credit facility
                      order of exemption from the SEC and any           whereby the Fund may directly lend to and
                      conditions thereto.                               borrow money from other affiliated funds to
                                                                        the extent permitted under the Investment
                                                                        Company Act or an exemption therefrom,
                                                                        and (v) make loans in any other manner
                                                                        consistent with applicable law, as amended
                                                                        and interpreted or modified from time to
                                                                        time by any regulatory authority having
                                                                        jurisdiction.
------------------------------------------------------------------------------------------------------------------------------------
Derivative            AmSouth Small Cap Fund may invest in              Pioneer Growth Opportunities Fund may use
instruments           futures contracts and options thereon             futures and options on securities, indices
                      (interest rate futures contracts or index         and currencies, forward currency exchange
                      futures contracts, as applicable) to commit       contracts and other derivatives. The Fund
                      funds awaiting investment, to maintain cash       does not use derivatives as a primary
                      liquidity or for other hedging purposes. The      investment technique and generally limits
                      value of the Fund's contracts may equal or        their use to hedging. However, the Fund
                      exceed 100% of the Fund's total assets,           may use derivatives for a variety of non-
                      although the Fund will not purchase or sell       principal purposes, including:
                      a futures contract unless immediately
                      afterwards the aggregate amount of margin         o As a hedge against adverse changes in
                      deposits on its existing futures positions          stock market prices, interest rates or
                      plus the amount of premiums paid for                currency exchange rates
                      related futures options entered into for other
                      than bona fide hedging purposes is 5% or          o As a substitute for purchasing or selling
                      less of its net assets.                             securities

                                                                        o To increase the Fund's return as a non-
                                                                          hedging strategy that may be considered
                                                                          speculative
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading    AmSouth Small Cap Fund may engage in              Pioneer Growth Opportunities Fund does not
                      the technique of short-term trading. Such         usually trade for short-term profits. The
                      trading involves the selling of securities held   Fund will sell an investment, however, even
                      for a short-time, ranging from several            if it has only been held for a short time, if it
                      months to less than a day. The object of          no longer meets the Fund's investment
                      such short-term trading is to increase the        criteria.
                      potential for capital appreciation and/or
                      income of the Fund in order to take
                      advantage of what Sawgrass believes are
                      changes in market, industry or individual
                      company outlook.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Small Cap Fund                     Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
Other investment    As described above, the Funds have substantially similar principal investment strategies
policies            and policies. Certain of the non-principal investment policies and restrictions are different.
and restrictions    For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                  Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Class A sales       Class A shares are offered with an initial        Class A shares are offered with an initial
charges and Rule    sales charge of up to 5.50% of the offering       sales charge of up to 5.75% of the offering
12b-1 Fees          price, which is reduced depending upon the        price, which is reduced or waived for large
                    amount invested or, in certain                    purchases and certain types of investors. At
                    circumstances, waived. Class A shares             the time of your purchase, your investment
                    bought as part of an investment of $1             firm may receive a commission from
                    million or more are not subject to an initial     Pioneer Funds Distributor, Inc. ("PFD"), the
                    sales charge, but may be charged a                Fund's distributor, of up to 5% declining as
                    contingent deferred sales charge ("CDSC")         the size of your investment increases.
                    of 1.00% if sold within one year
                    of purchase.                                      There is no CDSC, except in certain
                                                                      circumstances when the initial sales charge
                    Class A shares pay a shareholder servicing        is waived.
                    fee (non 12b-1) of up to 0.25% of average
                    daily net assets.                                 Class A shares are subject to distribution
                                                                      and service (12b-1) fees of up to 0.25% of
                                                                      average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Class B sales       Class B shares are offered without an initial     Class B shares are offered without an initial
charges and Rule    sales charge, but are subject to a CDSC of        sales charge, but are subject to a CDSC of
12b-1 fees          up to 5%. For Class B shares issued to            up to 4% if you sell your shares. The
                    former ISG Funds shareholders in                  charge is reduced over time and is not
                    connection with the combination of                charged after five years. Your investment
                    AmSouth Funds with ISG Funds, the CDSC            firm may receive a commission from PFD,
                    on such Class B shares held continuously          the Fund's distributor, at the time of your
                    declines over six years, starting with year       purchase of up to 4%.
                    one and ending in year seven from: 4%,
                    3%, 3%, 2%, 2%, 1%. For all other Class B         Class B shares are subject to distribution
                    shares held continuously, the CDSC declines       and service (12b-1) fees of up to 1% of
                    over six years, starting with year one and        average daily net assets.
                    ending in year seven from: 5%, 4%, 3%,
                    3%, 2%, 1%. Eight years after purchase            Maximum purchase of Class B shares in a
                    (seven years in the case of shares acquired       single transaction is $49,999.
                    in the ISG combination), Class B shares
                    automatically convert to Class A shares.          Class B shares acquired through the
                                                                      Reorganization will retain the holding
                    Class B shares pay a shareholder servicing        period, CDSC and commission schedules
                    fee (non 12-b-1) of up to 0.25% of average        applicable to the original purchase.
                    daily net assets and a distribution (12b-1)
                    fee of 0.75% of average daily net assets.         Class B shares convert to Class A shares
                                                                      eight years after the date of purchase.
                    Maximum investment for all Class B purchases      Class B shares issued to former ISG Funds
                    by a shareholder for the Fund's shares is         shareholders will convert to Class A shares
                    $99,999.                                          seven years after the date of purchase.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   AmSouth Small Cap Fund                    Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y    AmSouth Small Cap Fund does not impose         The Fund does not impose any initial,
sales charges and      any initial or CDSC on Class I shares.         contingent deferred or asset based sales
Rule 12b-1 fees                                                       charge on Class Y shares.
                       The Fund may impose a shareholder
                       servicing fee (non 12b-1) of up to 0.15% of    The distributor incurs the expenses of
                       average daily net assets.                      distributing the Fund's Class Y shares, none
                                                                      of which are reimbursed by the Fund or the
                                                                      Class Y shareowners.
------------------------------------------------------------------------------------------------------------------------------------
Management and         AmSouth Small Cap Fund pays an advisory        Pioneer Growth Opportunities Fund pays
other fees             fee on a monthly basis at an annual rate of    Pioneer an annual fee equal to 0.65% of the
                       0.90% of the Fund's average daily net          Fund's average daily net assets. The fee is
                       assets.                                        computed daily and paid monthly.

                       ASO Services Company, Inc. ("ASO") serves      In addition, the Fund reimburses Pioneer for
                       as administrator and fund accounting agent     certain fund accounting and legal expenses
                       for the Fund. The Fund pays ASO an             incurred on behalf of the Fund and pays a
                       administrative services fee of 0.15% of the    separate shareholder servicing/transfer
                       Fund's average daily net assets.               agency fee to PIMSS, an affiliate of Pioneer.

                       For the period ended July 31, 2004, other      Through May 1, 2006, Pioneer has
                       expenses of the Fund were limited to 0.39%     contractually agreed to not to impose all
                       for Class A shares, 0.38% for Class B          or a portion of its management fee and, if
                       shares, and 0.24% for Class I shares. Any      necessary, to limit other ordinary operating
                       fee waiver or expense reimbursement            expenses to 1.30% of the average daily net
                       arrangement is voluntary and may be            assets attributable to Class A shares. The
                       discontinued at any time.                      portion of Fund expenses (including the
                                                                      amount of the management fee waived)
                       For the fiscal year ended July 31, 2004, the   attributable to Class B and Class Y shares
                       Fund's annual operating expenses for Class     will be reduced only to the extent such
                       A shares, after giving effect to the expense   expenses are reduced for Class A shares.
                       limitation were 1.29%, and without giving
                       effect to the expense limitation, were 1.41%   For the fiscal year ended December 31,
                       of average daily net assets.                   2004, the Fund's total annual operating
                                                                      expenses for Class A shares, after giving
                       For the fiscal year ended July 31, 2004, the   effect to the expense limitation, were
                       Fund's annual operating expenses for Class     1.31%, and without giving effect to the
                       B shares, after giving effect to the expense   expense limitation were 2.29% of average
                       limitation were 2.03%, and without giving      daily net assets. The expense limitation
                       effect to the expense limitation, were 2.15%   applicable to Class A shares was not in
                       of average daily net assets.                   effect for the entire fiscal year ended
                                                                      December 31, 2004.
                       For the fiscal year ended July 31, 2004, the
                       Fund's annual operating expenses for Class     For the fiscal year ended December 31,
                       I shares, after giving effect to the expense   2004, the Fund's total annual operating
                       limitation were 1.14%, and without giving      expenses for Class B shares, after giving
                       effect to the expense limitation, were 1.31%   effect to the expense limitation, were
                       of average daily net assets.                   2.08%, and without giving effect to the
                                                                      expense limitation were 2.33% of average
                                                                      daily net assets. The expense limitation
                                                                      applicable to Class B shares was not in
                                                                      effect for the entire fiscal year ended
                                                                      December 31, 2004.

                                                                      Class Y shares of Pioneer Growth
                                                                      Opportunities Fund are being offered for the
                                                                      first time in connection with the
                                                                      Reorganization.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Small Cap Fund                    Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
Buying shares        You may buy shares of the Fund directly         You may buy shares from any investment
                     through BISYS Fund Services, the Fund's         firm that has a sales agreement with PFD,
                     distributor, or through brokers, registered     the Pioneer Fund's distributor.
                     investment advisers, banks and other
                     financial institutions that have entered into   If the account is established in the
                     selling agreements with the Fund's              shareholder's own name, shareholders may
                     distributor, as described in the Fund's         also purchase additional shares of the Fund
                     prospectus.                                     by telephone or online.

                     Certain account transactions may be done
                     by telephone.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares    You can exchange your shares in the Fund        You may exchange your shares for shares
                     for shares of the same class of another         of the same class of another Pioneer mutual
                     AmSouth Fund, usually without paying            fund. Your exchange request must be for at
                     additional sales charges. You must meet the     least $1,000. The Fund allows you to
                     minimum investment requirements for the         exchange your shares at net asset value
                     Fund into which you are exchanging.             without charging you either an initial or
                     Exchanges from one Fund to another are          contingent deferred shares charge at the
                     taxable. Class A shares may be exchanged        time of the exchange. Shares you acquire as
                     for Class I shares of the same Fund or          part of an exchange will continue to be
                     another AmSouth Fund if you become              subject to any contingent deferred sales
                     eligible to purchase Class I shares. Class I    charge that applies to the shares you
                     shares may be exchanged for Class A             originally purchased. When you ultimately
                     shares of the same Fund. No transaction         sell your shares, the date of your original
                     fees are currently charged for exchanges.       purchase will determine your contingent
                                                                     deferred sales charge. An exchange generally is
                     If you sell your shares or exchange them        treated as a sale and a new purchase of shares
                     for shares of another AmSouth Fund within 30    for federal income tax purposes.
                     days of the date of purchase, you will be
                     charged a 2.00% fee on the current net          After you establish an eligible Fund account,
                     asset value of the shares sold or               you can exchange Fund shares by telephone
                     exchanged. The fee is paid to the Fund to       or online.
                     offset the costs associated with short-term
                     trading, such as portfolio transaction and
                     administrative costs.

                     The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                     The fee will be charged on all covered
                     redemptions and exchanges, including those made through retirement plan, brokerage and other types of omnibus accounts
                     (except where it is not practical for the plan administrator or brokerage firm to implement the fee). The Fund will not impose the redemption fee on a redemption or exchange of shares purchased upon the reinvestment of dividend and capital gain distributions.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              AmSouth Small Cap Fund                   Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
Selling shares    Shares of each Fund are sold at the net asset value per share next calculated after the
                  Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                  You may sell your shares by contacting the    Normally, your investment firm will send your
                  Fund directly in writing or by telephone or   request to sell shares to PIMSS. You can also
                  by contacting a financial intermediary as     sell your shares by contacting the Fund
                  described in the Fund's prospectus.           directly if your account is registered in your
                                                                name.

                                                                If the account is established in the
                                                                shareholder's own name, shareholders may
                                                                also redeem shares of the Pioneer Fund by
                                                                telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down

     o Small company or growth stocks fall out of favor with investors

     o The adviser's/subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves incorrect

     Each Fund also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations

     o Have more limited product lines and capital resources

     o Experience sharper swings in market values

     o Be harder to sell at the times and prices the adviser or subadviser thinks appropriate

     o Offer greater potential for gain or loss

     Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser/subadviser might not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the Fund's return

     In addition, at times, more than 25% of Pioneer Growth Opportunities Fund's assets may be invested in the same market segment, such as financials or technology. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus.

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                   AmSouth Small Cap Fund -- Class A Shares
                          Calendar Year Total Returns*

(THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE ORIGINAL DOCUMENT.)

'99                 15.97
'00                 18.68
'01                -27.81
'02                -26.75
'03                 34.42
'04                 13.89

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 27.37% for the quarter ended December 31, 1999, and the lowest quarterly return was -20.17% for the quarter ended September 30, 2001.

              Pioneer Growth Opportunities Fund -- Class A Shares
                          Calendar Year Total Returns*

(THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE ORIGINAL DOCUMENT.)

'97                 49.61
'98                  4.47
'99                  2.43
'00                 -4.52
'01                 21.66
'02                -37.05
'03                 43.67
'04                 22.23

* During the period shown in the bar chart, Pioneer Growth Opportunities Fund's highest quarterly return was 34.38% for the quarter ended June 30, 2001, and the lowest quarterly return was -26.86% for the quarter ended September 30, 2002.

     Pursuant to an agreement and plan of reorganization, Pioneer Growth Opportunities Fund's Investor Class acquired all of the assets and those liabilities reflected in the net assets of Safeco Growth Opportunities Fund (the predecessor fund) on December 10, 2004. In the reorganization, the predecessor fund exchanged all of its assets for Investor Class shares of the Fund. The predecessor fund offered an Investor Class and other classes of shares similar to the Fund's Class A, B and C shares. As a result of the reorganization, Pioneer Growth Opportunities Fund is the accounting successor of the predecessor fund. The predecessor fund operated as a registered investment company like the Fund. The performance of each class of the Fund includes the performance of the predecessor fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of Pioneer Growth Opportunities Fund were reflected, the performance would be lower. Since August 2, 2004 and prior to the reorganization, Pioneer served as the predecessor fund's investment adviser. Previously, Safeco Asset Management Company served as the predecessor fund's investment adviser. The Fund's Investor Class shares are not offered in the Reorganization.

                            AmSouth Small Cap Fund
             Average Annual Total Returns as of December 31, 2004

---------------------------------------------------------------------------------------------------------------
                                                                                             Since Inception
                                                                   1 Year       5 Years         (3/2/98)
---------------------------------------------------------------------------------------------------------------
 AmSouth Small Cap Fund, Class A Shares(1)
---------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 7.65%        -1.91%          -0.12%
---------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                 7.65%        -2.59%          -0.63%
---------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares         4.97%        -1.96%          -0.37%
---------------------------------------------------------------------------------------------------------------
 AmSouth Small Cap Fund, Class B Shares(1)
---------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 8.02%        -1.89%          -0.09%
---------------------------------------------------------------------------------------------------------------
 AmSouth Small Cap Fund, Class I Shares(1)
---------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                13.95%        -0.65%           0.85%
---------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                13.95%        -1.34%           0.34%
---------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares         9.06%        -0.91%           0.46%
---------------------------------------------------------------------------------------------------------------
 Russell 2000 Growth Index(2)
  (reflects no deduction for fees, expenses or taxes)               14.31%        -3.57%           1.77%
---------------------------------------------------------------------------------------------------------------

(1)  Class A, B and I shares were first offered on 3/2/98.

(2) Russell 2000 Growth Index, an unmanaged index of common stocks of small- to mid-sized companies, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

     The table above shows the impact of taxes on AmSouth Small Cap Fund's returns. After-tax returns are only shown for Class A and Class I shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                       Pioneer Growth Opportunities Fund
             Average Annual Total Returns as of December 31, 2004

-----------------------------------------------------------------------------------------------------------------
                                                                                                  Since
                                                                     1 Year      5 Years        Inception
-----------------------------------------------------------------------------------------------------------------
 Pioneer Growth Opportunities Fund, Class A shares(1)
-----------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  15.19%       3.88%         11.76%(9/30/96)
-----------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                  15.19%       3.88%         10.56%
-----------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)        9.87%       3.34%          9.67%
-----------------------------------------------------------------------------------------------------------------
 Pioneer Growth Opportunities Fund, Class B shares(1)
-----------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  17.21%       4.36%         11.67%(9/30/96)
-----------------------------------------------------------------------------------------------------------------
 Pioneer Growth Opportunities Fund, Class Y shares(2)
-----------------------------------------------------------------------------------------------------------------
 Russell 2000 Stock Index(3)
  (reflects no deduction for fees, expenses or taxes)                 18.33%       6.61%           9.38%(4)
-----------------------------------------------------------------------------------------------------------------

(1) Reflects the inception date of the predecessor fund. Inception of Class A and Class B shares was December 13, 2004.

(2) Class Y shares were not outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Class Y shares would be modestly higher than the performance of the Class A and Class B shares due to the lower expenses applicable to Class Y shares.

(3) The Russell 2000 Stock Index measures, an unmanaged index of U.S. small cap stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

(4) Reflects the return of the index since the inception of Class A and Class B shares.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Small Cap Fund, the expenses of AmSouth Small Cap Fund for the period ended January 31, 2005, and (ii) for Pioneer Growth Opportunities Fund, the expenses of Pioneer Growth Opportunities Fund for the period ended December 31, 2004. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Fund assuming the Reorganization occurred on December 31, 2004.

                                                             Pioneer
                                               AmSouth        Growth                       AmSouth
                                              Small Cap   Opportunities   Combined Fund   Small Cap
                                               Fund(1)         Fund        (Pro Forma)     Fund(1)
Shareholder transaction fees                   Class A       Class A         Class A       Class B
(paid directly from your investment)         ----------- --------------- --------------- -----------
Maximum sales charge (load) when you buy
 shares as a percentage of offering price ..   5.50%(2)      5.75%           5.75%         None
Maximum deferred sales charge (load) as a
 percentage of purchase price or the amount
 you receive when you sell shares, whichever
 is less ...................................   None          None(6)         None          5.00%(3)
Redemption fees ............................   2.00%(4)      None            None          2.00%(4)
Annual fund operating expenses
 (deducted from fund assets)
 (as a % of average net assets)
Management fee .............................   0.90%         0.65%           0.65%         0.90%
Distribution and service (12b-1) fee .......   None          0.25%           0.25%         0.75%
Other expenses .............................   0.85%(5)      1.39%(7)        0.52%         1.11%(5)
Total fund operating expenses ..............   1.75%         2.29%(8)        1.27%         2.76%
Expense reimbursement/reduction ............   0.28%         0.99%(9)        N/A           0.54%
Net fund operating expenses ................   1.47%         1.30%           1.27%         2.22%

                                                 Pioneer
                                                  Growth                       AmSouth
                                              Opportunities   Combined Fund   Small Cap   Combined Fund
                                                   Fund        (Pro Forma)     Fund(1)     (Pro Forma)
Shareholder transaction fees                     Class B         Class B       Class I     Class Y(10)
(paid directly from your investment)         --------------- --------------- ----------- --------------
Maximum sales charge (load) when you buy
 shares as a percentage of offering price ..     None            None           None          None
Maximum deferred sales charge (load) as a
 percentage of purchase price or the amount
 you receive when you sell shares, whichever
 is less ...................................     4.00%           4.00%          None          None
Redemption fees ............................     None            None           2.00%(4)      None
Annual fund operating expenses
 (deducted from fund assets)
 (as a % of average net assets)
Management fee .............................     0.65%           0.65%          0.90%         0.65%
Distribution and service (12b-1) fee .......     1.00%           1.00%          None          None
Other expenses .............................     0.68%(7)        0.48%          0.64%(5)      0.25%
Total fund operating expenses ..............     2.33%(8)        2.08%          1.54%         0.75%
Expense reimbursement/reduction ............     0.99%(9)        N/A            0.22%         N/A
Net fund operating expenses ................     1.34%           2.08%          1.32%         0.75%

--------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 30 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) For the period ended January 31, 2005, other expenses for your AmSouth Fund were limited to 0.57% for Class A shares, 0.57% for Class B shares and 0.42% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.

(7)  Other expenses are based on estimated amounts for the current fiscal year.

(8) Pioneer Growth Opportunities Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(9) The expenses in the table above reflect the expense limitation in effect through May 1, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class A expenses to 1.30% of the average daily net assets attributable to Class A shares; the portion of Fund expenses (including the amount of the management fee waived) attributable to Class B and Class Y shares will be reduced only to the extent such expenses are reduced for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2006.

(10) Class Y shares of Pioneer Growth Opportunities Fund are being offered for the first time in connection with the Reorganization.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

-------------------------------------------------------------------------------------------------
                                                                 Pioneer
                                                                 Growth
                                             AmSouth          Opportunities       Combined Fund
Number of years you own your shares      Small Cap Fund           Fund            (Pro Forma)
-------------------------------------------------------------------------------------------------
 Class A
-------------------------------------------------------------------------------------------------
 Year 1                                     $  718                $  700             $  696
-------------------------------------------------------------------------------------------------
 Year 3                                     $1,071                $1,160             $  953
-------------------------------------------------------------------------------------------------
 Year 5                                     $1,447                $1,645             $1,229
-------------------------------------------------------------------------------------------------
 Year 10                                    $2,499                $2,977             $2,015
-------------------------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
-------------------------------------------------------------------------------------------------
 Year 1                                     $  779                $  536             $  611
-------------------------------------------------------------------------------------------------
 Year 3                                     $1,156                $  932             $  952
-------------------------------------------------------------------------------------------------
 Year 5                                     $1,659                $1,255             $1,219
-------------------------------------------------------------------------------------------------
 Year 10                                    $2,847                $2,580             $2,203
-------------------------------------------------------------------------------------------------
 Class B -- assuming no redemption
-------------------------------------------------------------------------------------------------
 Year 1                                     $  279                $  136             $  211
-------------------------------------------------------------------------------------------------
 Year 3                                     $  856                $  632             $  652
-------------------------------------------------------------------------------------------------
 Year 5                                     $1,459                $1,155             $1,119
-------------------------------------------------------------------------------------------------
 Year 10                                    $2,847                $2,580             $2,203
-------------------------------------------------------------------------------------------------
                                            Class I                       Class Y
-------------------------------------------------------------------------------------------------
 Year 1                                     $  157                 N/A               $   77
-------------------------------------------------------------------------------------------------
 Year 3                                     $  486                 N/A               $  240
-------------------------------------------------------------------------------------------------
 Year 5                                     $  839                 N/A               $  417
-------------------------------------------------------------------------------------------------
 Year 10                                    $1,834                 N/A               $  931
-------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Small Cap Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, after the Reorganization, the combined Fund will have an asset size substantially larger than that of your AmSouth Fund, which may allow the combined Fund to achieve significant economies of scale in investments or expenses.

     Third, the historical investment performance of Pioneer Growth Opportunities Fund is better than your AmSouth Fund's investment performance. For the one and five year periods ended December 31, 2004, Class A shares of Pioneer Growth Opportunities Fund had an average annual return of 15.19% (one year); and 3.88% (five year); compared to an average annual return of the Class A shares of your AmSouth Fund of 7.65% (one year); and -1.91% (five year), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Fourth, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is the U.S. advisory subsidiary of Pioneer Global Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your AmSouth Fund's shareholders through exchanges.

     Fifth, Pioneer Fund's management fee (0.65% of average daily net assets) is substantially lower than the advisory fee of your Fund (0.90% of average daily net assets). Although the historical gross expenses of Class A shares of Pioneer Growth Opportunities Fund are higher than your Fund's historical gross expenses for Class A shares, the historical net expenses for Class A shares of the Pioneer Fund, gross and net expenses for Class B shares of the Pioneer Fund, and estimated pro forma expenses of the Pioneer Fund attributable to Class A, B and Y shares after giving effect to the Reorganization on both a gross and net basis are lower than your Fund's gross and net operating expenses. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduced per share expenses.

     Sixth, the substantially larger size of the combined Pioneer Growth Opportunities Fund will offer greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Seventh, the Class A, B and Y shares of Pioneer Growth Opportunities Fund received in the Reorganization will provide AmSouth Small Cap Fund shareholders with exposure to substantially the same investment product as they have currently.

     Eighth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible for all costs and expenses of the AmSouth Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

                                                                  Pioneer Growth         Pro Forma
                                                   AmSouth         Opportunities       Pioneer Growth
                                               Small Cap Fund          Fund          Opportunities Fund
                                                May 31, 2005       May 31, 2005         May 31, 2005
                                              ----------------   ----------------   -------------------
  Total Net Assets (in thousands) .........        $257,277           $450,076            $707,352
    Class A shares ........................        $ 10,487           $ 31,515            $ 42,002
    Class B shares ........................        $  2,523           $    338            $  2,861
    Class I/Y shares ......................        $244,267                N/A            $244,267

  Net Asset Value Per Share
    Class A shares ........................        $   9.18           $  28.16            $  28.16
    Class B shares ........................        $   8.67           $  26.32            $  26.32
    Class I/Y shares ......................        $   9.32                N/A            $  28.16

  Shares Outstanding
    Class A shares ........................       1,142,354          1,119,263           1,491,720
    Class B shares ........................         290,839             12,846             108,684
    Class I/Y shares ......................      26,215,302                N/A           8,675,149

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                             AmSouth Value Fund and
                               Pioneer Value Fund

                                  PROPOSAL 1(h)

               Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of the Proxy Statement/Prospectus. Exhibit A-1 is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information regarding Pioneer. The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

     Each Fund invests primarily in equity securities of U.S. issuers using a value oriented investment approach and, consequently, the Funds have similar investment policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

            Comparison of AmSouth Value Fund to Pioneer Value Fund

------------------------------------------------------------------------------------------------------------------------------------
                                     AmSouth Value Fund                             Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Business               A diversified series of AmSouth Funds, an      A diversified open-end management
                       open-end management investment company         investment company organized as a
                       organized as a Massachusetts business          Delaware statutory trust.
                       trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of       $498.2 million                                 $4,066.0 million
March 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
Investment advisers    Investment Adviser:                            Investment Adviser:
and portfolio          AAMI                                           Pioneer
managers
                       Portfolio Manager:                             Portfolio Managers:
                       AmSouth Value Fund is managed by Brian         Day-to-day management of Pioneer Value
                       B. Sullivan, CFA (since June 2004).            Fund's portfolio is the responsibility of
                       Mr. Sullivan has been an officer of AAMI       J. Rodman Wright, lead portfolio manager.
                       since 1996 and joined AmSouth Bank in          Mr. Wright is supported by Aaron C. Clark,
                       1982. Prior to serving as Director of Fixed    portfolio manager, and the domestic equity
                       Income for AmSouth Bank's Trust                team. Members of this team manage other
                       Department, Mr. Sullivan managed equity        Pioneer funds investing primarily in U.S.
                       portfolios and held the position of            equity securities.
                       equity research coordinator for AmSouth
                       Bank's Trust Department.                       Mr. Wright is a senior vice president of
                                                                      Pioneer and strategy director of the value
                                                                      team. He joined Pioneer in 1994 as an
                                                                      analyst and has been an investment
                                                                      professional since 1988. Mr. Clark is a vice
                                                                      president and joined Pioneer in 2004 as a
                                                                      portfolio manager. Prior to joining Pioneer,
                                                                      Mr. Clark was employed as a portfolio
                                                                      manager at Morgan Stanley Investment
                                                                      Management from 1997 to 2004 and has
                                                                      been an investment professional since 1992.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        AmSouth Value Fund                              Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment objective     AmSouth Value Fund seeks long-term               Pioneer Value Fund seeks reasonable
                         capital growth by investing primarily in a       income and capital growth primarily through
                         diversified portfolio of common stock and        equity securities.
                         securities convertible into common stock,
                         such as convertible bonds and convertible
                         preferred stock. The production of current
                         income is an incidental objective.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments      AmSouth Value Fund normally invests at           Pioneer Value Fund seeks to invest in a
                         least 80% of its total assets in common          broad list of carefully selected, reasonably
                         stocks and securities convertible into           priced securities rather than in securities
                         common stocks, such as convertible bonds         whose prices reflect a premium resulting
                         and convertible preferred stocks. The Fund       from their current market popularity.
                         invests primarily in common stocks that          Pioneer Value Fund invests the major
                         AAMI believes to be undervalued.                 portion of its assets in equity securities,
                                                                          primarily of U.S. issuers. For purposes of
                                                                          the Fund's investment policies, equity
                                                                          securities include common stocks,
                                                                          convertible debt and other equity
                                                                          instruments, such as depositary receipts,
                                                                          warrants, rights and preferred stocks.

                                                                          Pioneer Value Fund may invest up to 25%
                                                                          of its assets in the equity securities of
                                                                          non-U.S. companies.
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies    In managing the AmSouth Value Fund's             Pioneer uses a "value" approach to select
                         portfolio, AAMI combines fundamental and         Pioneer Value Fund's investments. Pioneer
                         quantitative analysis with risk management       evaluates a security's potential value,
                         to identify value opportunities, construct the   including the attractiveness of its market
                         portfolio and make purchase and sale             valuation, based on the company's assets
                         decisions. AAMI selects investments it           and prospects for earnings and revenue
                         believes have basic investment value that        growth. Factors Pioneer looks for in
                         will eventually be recognized by other           selecting investments include:
                         investors, thus increasing their value to the
                         Fund.                                            o Above average potential for earnings and
                                                                            revenue growth

                                                                          o Favorable expected returns relative to
                                                                            perceived risks

                                                                          o Management with demonstrated ability
                                                                            and commitment to the company

                                                                          o Low market valuations relative to
                                                                            earnings forecast, book value, cash flow
                                                                            and sales

                                                                          o Turnaround potential for companies that
                                                                            have been through difficult periods

                                                                          o Good prospects for dividend growth
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      AmSouth Value Fund                               Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Other investments      AmSouth Value Fund may invest up to 20%          Pioneer Value Fund may invest up to 25%
                       of the value of its total assets in preferred    of its assets in the equity securities of
                       stocks, corporate bonds, notes, and              non-U.S. companies. The Fund will not
                       warrants, and short-term money market            invest more than 5% of its total assets in
                       instruments.                                     the securities of emerging market issuers.

                       AmSouth Value Fund may purchase                  Pioneer Value Fund may invest the balance of
                       securities on a when-issued basis (i.e., for     its assets in debt securities of corporate and
                       delivery beyond the normal settlement date       government issuers. The Fund may invest
                       at a stated price and yield). The Fund           up to 5% of its net assets in below
                       expects that commitments to purchase             investment grade debt securities issued by
                       "when-issued" securities will not exceed         both U.S. and non-U.S. corporate and
                       25% of the value of its total assets under       government issuers, including convertible
                       normal market conditions, and that a             debt securities.
                       commitment to purchase "when-issued"
                       securities will not exceed 60 days.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive    When AAMI determines adverse market              Pioneer Value Fund may invest all or part of
strategies             conditions exist, AmSouth Value Fund may         its assets in securities with remaining
                       invest entirely in cash positions, directly in   maturities of less than one year, cash
                       U.S. government securities and short-term        equivalents or may hold cash.
                       paper, such as bankers' acceptances.
------------------------------------------------------------------------------------------------------------------------------------
Diversification        Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code").
------------------------------------------------------------------------------------------------------------------------------------
Industry               AmSouth Value Fund may not purchase any          Pioneer Value Fund may not invest more
concentration          securities which would cause more than           than 25% of its assets in any one industry.
                       25% of the value of the Fund's total assets
                       at the time of purchase to be invested in
                       securities of one or more issuers
                       conducting their principal business activities
                       in the same industry, provided that (a) there
                       is no limitation with respect to obligations
                       issued or guaranteed by the U.S.
                       government or its agencies or
                       instrumentalities, and repurchase
                       agreements secured by obligations of the
                       U.S. government or its agencies or
                       instrumentalities; (b) wholly owned finance
                       companies will be considered to be in the
                       industries of their parents if their activities
                       are primarily related to financing the
                       activities of their parents; and (c) utilities
                       will be divided according to their services.
                       For example, gas, gas transmission, electric
                       and gas, electric, and telephone will each be
                       considered a separate industry.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and         AmSouth Value Fund may not invest more           Pioneer Value Fund may not invest more
illiquid securities    than 15% of its net assets in securities that    than 15% of its net assets in securities that
                       are restricted as to resale, or for which no     are illiquid and other securities that are not
                       readily available market exists, including       readily marketable. Repurchase agreements
                       repurchase agreements providing for              maturing in more than seven days will be
                       settlement more than seven days after            included for purposes of the foregoing limit.
                       notice.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Value Fund                                 Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Borrowing    AmSouth Value Fund may not borrow                  Pioneer Value Fund may not borrow money,
             money or issue senior securities, except           except the Fund may: (a) borrow from
             that the Fund may borrow from banks or             banks or through reverse repurchase
             enter into reverse repurchase agreements           agreements in an amount up to 33 1/3% of
             for temporary emergency purposes in                the Fund's total assets (including the
             amounts up to 33 1/3% of the value of its          amount borrowed); (b) to the extent
             total assets at the time of such borrowing.        permitted by applicable law, borrow up to
             The Fund will not purchase securities while        an additional 5% of the Fund's assets for
             borrowings (including reverse repurchase           temporary purposes; (c) obtain such short-
             agreements) in excess of 5% of its total           term credits as are necessary for the
             assets are outstanding. In addition, the Fund      clearance of portfolio transactions; (d)
             is permitted to participate in a credit facility   purchase securities on margin to the extent
             whereby the Fund may directly lend to and          permitted by applicable law; and (e) engage
             borrow money from other AmSouth funds              in transactions in mortgage dollar rolls that
             for temporary purposes, provided that the          are accounted for as financings.
             loans are made in accordance with an order
             of exemption from the SEC and any
             conditions thereto.
------------------------------------------------------------------------------------------------------------------------------------
Lending      AmSouth Value Fund may not make loans,             Pioneer Value Fund may not make loans,
             except that the Fund may purchase or hold          except that the Fund may (i) lend portfolio
             debt instruments in accordance with its            securities in accordance with the Fund's
             investment objective and policies, lend Fund       investment policies, (ii) enter into
             securities in accordance with its investment       repurchase agreements, (iii) purchase all or
             objective and policies and enter into              a portion of an issue of publicly distributed
             repurchase agreements. In addition, the            debt securities, bank loan participation
             Fund is permitted to participate in a credit       interests, bank certificates of deposit,
             facility whereby the Fund may directly lend        bankers' acceptances, debentures or other
             to and borrow money from other AmSouth             securities, whether or not the purchase is
             Funds for temporary purposes, provided             made upon the original issuance of the
             that the loans are made in accordance with         securities, (iv) participate in a credit facility
             an order of exemption from the SEC and             whereby the Fund may directly lend to and
             any conditions thereto.                            borrow money from other affiliated funds to
                                                                the extent permitted under the Investment
                                                                Company Act or an exemption therefrom,
                                                                and (v) make loans in any other manner
                                                                consistent with applicable law, as amended
                                                                and interpreted or modified from time to
                                                                time by any regulatory authority having
                                                                jurisdiction.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      AmSouth Value Fund                              Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Derivative            AmSouth Value Fund may invest in futures          Pioneer Value Fund may use futures and
instruments           contracts and options thereon (interest rate      options on securities, indices and
                      futures contracts or index futures contracts,     currencies, forward currency exchange
                      as applicable) to commit funds awaiting           contracts and other derivatives. The Fund
                      investment, to maintain cash liquidity or for     does not use derivatives as a primary
                      other hedging purposes. The value of the          investment technique and generally limits
                      Fund's contracts may equal or exceed 100%         their use to hedging. However, the Fund
                      of the Fund's total assets, although the Fund     may use derivatives for a variety of non-
                      will not purchase or sell a futures contract      principal purposes, including:
                      unless immediately afterwards the aggregate
                      amount of margin deposits on its existing         o As a hedge against adverse changes in
                      futures positions plus the amount of                stock market prices, interest rates or
                      premiums paid for related futures options           currency exchange rates
                      entered into for other than bona fide
                      hedging purposes is 5% or less of its net         o As a substitute for purchasing or selling
                      assets.                                             securities

                                                                        o To increase the Fund's return as a non-
                                                                          hedging strategy that may be considered
                                                                          speculative
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading    AmSouth Value Fund may engage in the              Pioneer Value Fund does not usually trade
                      technique of short-term trading. Such             for short-term profits. The Fund will sell an
                      trading involves the selling of securities held   investment, however, even if it has only
                      for a short-time, ranging from several            been held for a short time, if it no longer
                      months to less than a day. The object of          meets the Fund's investment criteria.
                      such short-term trading is to increase the
                      potential for capital appreciation and/or
                      income of the Fund in order to take
                      advantage of what AAMI believes are
                      changes in market, industry or individual
                      company outlook.
------------------------------------------------------------------------------------------------------------------------------------
Other investment      As described above, the Funds have substantially similar principal investment strategies
policies and          and policies. Certain of the non-principal investment policies and restrictions are different.
restrictions          For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                    Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Class A sales         Class A shares are offered with an initial        Class A shares are offered with an initial
charges and Rule      sales charge of up to 5.50% of the offering       sales charge of up to 5.75% of the offering
12b-1 Fees            price, which is reduced depending upon the        price, which is reduced or waived for large
                      amount invested or, in certain                    purchases and certain types of investors. At
                      circumstances, waived. Class A shares             the time of your purchase, your investment
                      bought as part of an investment of $1             firm may receive a commission from
                      million or more are not subject to an initial     Pioneer Funds Distributor, Inc. ("PFD"), the
                      sales charge, but may be charged a                Fund's distributor, of up to 5% declining as
                      contingent deferred sales charge ("CDSC")         the size of your investment increases.
                      of 1.00% if sold within one year
                      of purchase.                                      There is no CDSC, except in certain
                                                                        circumstances when the initial sales charge
                      Class A shares pay a shareholder servicing        is waived.
                      fee (non 12b-1) of up to 0.25% of average
                      daily net assets.                                 Class A shares are subject to distribution
                                                                        and service (12b-1) fees of up to 0.25% of
                                                                        average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       AmSouth Value Fund                                Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Class B sales          Class B shares are offered without an initial      Class B shares are offered without an initial
charges and Rule       sales charge, but are subject to a CDSC of up      sales charge, but are subject to a CDSC of
12b-1 fees             to 5%. For all Class B shares held                 up to 4% if you sell your shares. The
                       continuously, the CDSC declines over six           charge is reduced over time and is not
                       years, starting with year one and ending in        charged after five years. Your investment
                       year seven from: 5%, 4%, 3%, 3%, 2%, 1%.           firm may receive a commission from PFD,
                       Eight years after purchase, Class B shares         the Fund's distributor, at the time of your
                       automatically convert to Class A shares.           purchase of up to 4%.

                       Class B shares pay a shareholder servicing fee     Class B shares are subject to distribution
                       (non 12b-1) of up to 0.25% of average daily        and service (12b-1) fees of up to 1% of
                       net assets and a distribution (12b-1) fee of       average daily net assets.
                       0.75% of average daily net assets.
                                                                          Maximum purchase of Class B shares in a
                       Maximum investment for all Class B purchases       single transaction is $49,999.
                       by a shareholder for the Fund's shares is
                       $99,999.                                           Class B shares acquired through the
                                                                          Reorganization will retain the holding
                                                                          period, CDSC and commission schedules
                                                                          applicable to the original purchase.

                                                                          Class B shares convert to Class A shares
                                                                          eight years after the date of purchase.
------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y    AmSouth Value Fund does not impose any             The Fund does not impose any initial,
sales charges and      initial or CDSC on Class I shares.                 contingent deferred or asset based sales
Rule 12b-1 fees                                                           charge on Class Y shares.
                       The Fund may impose a shareholder
                       servicing fee (non 12b-1) of up to 0.15% of        The distributor incurs the expenses of
                       average daily net assets.                          distributing the Fund's Class Y shares, none
                                                                          of which are reimbursed by the Fund or the
                                                                          Class Y shareowners.
------------------------------------------------------------------------------------------------------------------------------------
Management and         AmSouth Value Fund pays an advisory fee            Pioneer Value Fund pays Pioneer an annual
other fees             on a monthly basis at an annual rate of            basic fee of 0.60% of the Fund's average
                       0.80% of the Fund's average daily net              daily net assets, which fee is reduced at
                       assets.                                            asset levels above $5 billion. The fee is
                                                                          computed daily and paid monthly.
                       ASO Services Company, Inc. ("ASO") serves
                       as administrator and fund accounting agent         Pioneer's fee increases or decreases
                       for the Fund. The Fund pays ASO an                 depending upon whether the Fund's
                       administrative services fee of 0.15% of the        performance exceeds, or is exceeded by,
                       Fund's average daily net assets.                   that of the S&P 500 Index over a rolling
                                                                          three-year performance period. Each
                       For the fiscal year ended July 31, 2004,           percentage point of difference between the
                       other expenses of the Fund were limited to         performance of the Class A shares and the
                       0.49% for Class A shares, 0.49% for Class          index (limited to a maximum of +/-10) is
                       B shares and 0.34% for Class I shares. Any         multiplied by a performance rate adjustment
                       fee waiver or expense reimbursement                of 0.01%. As a result, the fee is subject to a
                       arrangement is voluntary and may be                maximum annualized rate adjustment of
                       discontinued at any time.                          +/-0.10%. This adjustment factor is applied to
                                                                          the average net assets during the 36-month
                       For the fiscal year ended July 31, 2004, the       period. This performance comparison is
                       Fund's annual operating expenses for Class         made at the end of each month. An
                       A shares, after giving effect to the expense       appropriate monthly
                       limitation were 1.29%, and without giving
                       effect to the expense limitation, were 1.31%
                       of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 AmSouth Value Fund                             Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Management and    For the fiscal year ended July 31, 2004, the    percentage of this annual rate (based on the
other fees        Fund's annual operating expenses for Class      number of days in the current month) is
(continued)       B shares, after giving effect to the expense    then applied to the Fund's average net
                  limitation were 2.04%, and without giving       assets for the entire performance period,
                  effect to the expense limitation, were 2.06%    giving a dollar amount that is added to (or
                  of average daily net assets.                    subtracted from) the basic fee. In addition,
                                                                  the fee is also further limited to a maximum
                  For the fiscal year ended July 31, 2004, the    annualized rate adjustment of +/-0.10% (i.e.,
                  Fund's annual operating expenses for Class      the management fee will not exceed 0.70%
                  I shares, after giving effect to the expense    or be less than 0.50%) on average daily net
                  limitation were 1.14%, and without giving       assets for the current year. However,
                  effect to the expense limitation, were 1.21%    Pioneer currently is waving the lower
                  of average daily net assets.                    limitation on its fee, but
                                                                  may reimpose it in the future. Because any
                                                                  adjustments to the basic fee begin with the
                                                                  comparative performance of the Fund and
                                                                  the performance record of the index, the
                                                                  controlling factor is not whether Fund
                                                                  performance is up or down, but whether
                                                                  it is up or down more or less than the
                                                                  performance record of the index, regardless
                                                                  of general market performance. During its
                                                                  most recent fiscal year, Pioneer Value Fund
                                                                  paid an advisory fee at an average rate of
                                                                  0.60% of average daily net assets.

                                                                  In addition, the Fund reimburses Pioneer for
                                                                  certain fund accounting and legal expenses
                                                                  incurred on behalf of the Fund and pays a
                                                                  separate shareholder servicing/transfer
                                                                  agency fee to PIMSS, an affiliate of Pioneer.

                                                                  For the fiscal year ended December 31,
                                                                  2004, the Fund's total annual operating
                                                                  expenses for Class A shares were 1.02% of
                                                                  average daily net assets.

                                                                  For the fiscal year ended December 31,
                                                                  2004, the Fund's total annual operating
                                                                  expenses for Class B shares were 1.89% of
                                                                  average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Buying shares     You may buy shares of the Fund directly         You may buy shares from any investment
                  through BISYS Fund Services, the Fund's         firm that has a sales agreement with PFD,
                  distributor, or through brokers, registered     the Pioneer Fund's distributor.
                  investment advisers, banks and other
                  financial institutions that have entered into   If the account is established in the
                  selling agreements with the Fund's              shareholder's own name, shareholders may
                  distributor, as described in the Fund's         also purchase additional shares of the Fund
                  prospectus.                                     by telephone or online.

                  Certain account transactions may be done
                  by telephone.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    AmSouth Value Fund                              Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares    You can exchange your shares in the Fund        You may exchange your shares for shares
                     for shares of the same class of another         of the same class of another Pioneer fund.
                     AmSouth Fund, usually without paying            Your exchange request must be for at least
                     additional sales charges. You must meet the     $1,000. The Fund allows you to exchange
                     minimum investment requirements for the         your shares at net asset value without
                     Fund into which you are exchanging.             charging you either an initial or contingent
                     Exchanges from one Fund to another are          deferred shares charge at the time of the
                     taxable. Class A shares may be exchanged        exchange. Shares you acquire as part of an
                     for Class I shares of the same Fund or          exchange will continue to be subject to any
                     another AmSouth Fund if you become              contingent deferred sales charge that
                     eligible to purchase Class I shares. Class I    applies to the shares you originally
                     shares may be exchanged for Class A             purchased. When you ultimately sell your
                     shares of the same Fund. No transaction         shares, the date of your original purchase
                     fees are currently charged for exchanges.       will determine your contingent deferred
                                                                     sales charge. An exchange generally is
                     If you sell your shares or exchange them        treated as a sale and a new purchase of
                     for shares of another AmSouth Fund within       shares for federal income tax purposes.
                     7 days of the date of purchase, you will be
                     charged a 2.00% fee on the current net          After you establish an eligible fund account,
                     asset value of the shares sold or               you can exchange Fund shares by telephone
                     exchanged. The fee is paid to the Fund to       or online.
                     offset the costs associated with short-term
                     trading, such as portfolio transaction and
                     administrative costs.

                     The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                     The fee will be charged on all covered
                     redemptions and exchanges, including those
                     made through retirement plan, brokerage
                     and other types of omnibus accounts
                     (except where it is not practical for the plan
                     administrator or brokerage firm to
                     implement the fee). The Fund will not
                     impose the redemption fee on a redemption
                     or exchange of shares purchased upon the
                     reinvestment of dividend and capital gain
                     distributions.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares       Shares of each Fund are sold at the net asset value per share next calculated after the
                     Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                     You may sell your shares by contacting the      Normally, your investment firm will send your
                     Fund directly in writing or by telephone or     request to sell shares to PIMSS. You can also
                     by contacting a financial intermediary as       sell your shares by contacting the Fund
                     described in the Fund's prospectus.             directly if your account is registered in your
                                                                     name.

                                                                     If the account is established in the
                                                                     shareholder's own name, shareholders may
                                                                     also redeem shares of the Fund by telephone
                                                                     or online.
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

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o Value stocks fall out of favor with investors

     o The Fund's assets remain undervalued or do not have the potential value originally expected

     Pioneer Value Fund may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser/subadviser might not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the Fund's return

     In addition, at times, more than 25% of Pioneer Value Fund's assets may be invested in the same market segment, such as financials or technology. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus.

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                      AmSouth Value Fund -- Class A Shares
                          Calendar Year Total Returns*

(THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE ORIGINAL DOCUMENT.)

'95                 27.39
'96                 15.74
'97                 32.30
'98                 17.61
'99                  3.86
'00                  5.08
'01                  4.08
'02                -29.31
'03                 25.08
'04                 15.14

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 18.35% for the quarter ended June 30, 2003, and the lowest quarterly return was -26.41% for the quarter ended September 30, 2002.

                      Pioneer Value Fund -- Class A Shares
                          Calendar Year Total Returns*

(THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE ORIGINAL DOCUMENT.)

'95                 27.15
'96                 21.99
'97                 23.70
'98                 -7.95
'99                  1.61
'00                 15.95
'01                 -3.08
'02                -18.79
'03                 28.54
'04                 12.26

* During the period shown in the bar chart the Pioneer Fund's highest quarterly return was 15.93% for the quarter ended June 30, 2003, and the lowest quarterly return was -22.31% for the quarter ended September 30, 1998.

                              AmSouth Value Fund
             Average Annual Total Returns as of December 31, 2004

-----------------------------------------------------------------------------------------------------
                                                                   1 Year      5 Years     10 Years
-----------------------------------------------------------------------------------------------------
 AmSouth Value Fund, Class A Shares(1)
-----------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 8.78%       1.02%       9.62%
-----------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                 8.52%      -0.30%       7.60%
-----------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares         5.70%       0.39%       7.57%
-----------------------------------------------------------------------------------------------------
 AmSouth Value Fund, Class B Shares(1)
-----------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 9.27%       1.09%       9.65%
-----------------------------------------------------------------------------------------------------
 AmSouth Value Fund, Class I Shares(2)
-----------------------------------------------------------------------------------------------------
 Return Before Taxes                                                15.31%       2.29%      10.37%
-----------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                14.97%       0.91%       8.28%
-----------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares         9.93%       1.44%       8.22%
-----------------------------------------------------------------------------------------------------
 S&P 500/Barra Value Index(3)
  (reflects no deduction for fees, expenses or taxes)               15.71%       2.48%      12.24%
-----------------------------------------------------------------------------------------------------

(1) Class A shares were first offered on 12/1/88. Performance for the Class B shares, which were first offered on 9/3/97, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date. The historical performance of the Class B shares has been restated to reflect the Fund's Class B shares distribution (12b-1) fees and the contingent deferred sales charge.

(2) Performance for the Class I shares, which were first offered on 9/2/97, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date.

(3) The S&P 500/Barra Value Index, an unmanaged market capitalization weighted index comprised of a subset of the S&P 500 with low price to book ratios relative to the S&P 500 as a whole, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

     The table above shows the impact of taxes on AmSouth Value Fund's returns. After-tax returns are only shown for Class A and Class I shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Pioneer Value Fund
             Average Annual Total Returns as of December 31, 2004

-----------------------------------------------------------------------------------------------------------------------
                                                          1 Year    5 Years   10 Years      Since Inception
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Value Fund, Class A shares
-----------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                        5.78%     4.42%      8.34%           12.49%(9/30/69)
-----------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                     3.19%     2.68%      6.33%            9.52%
-----------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of
  Fund Shares(1)                                            6.13%     3.16%      6.39%            9.46%
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Value Fund, Class B shares
-----------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                        7.45%     4.44%      N/A              5.59%(7/1/96)
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Value Fund, Class Y shares
-----------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                       12.47%     5.70%      9.00%           12.69%(9/30/69)(3)
-----------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                     9.64%     3.92%      6.97%            9.71%
-----------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of
  Fund Shares(1)                                           10.62%     4.26%      6.98%            9.65%
-----------------------------------------------------------------------------------------------------------------------
 Russell 1000 Value Index(2)
  (reflects no deduction for fees, expenses or taxes)      16.49%     5.27%     13.83%           14.60%(4)
-----------------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Russell 1000 Value Index, an unmanaged index of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth ratios, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

(3) Reflects the inception date of the Fund's Class A shares. The inception date of the Fund's Class Y shares was August 10, 2004.

(4) Reflects the return of the index since the inception of the Russell 1000 Value Index (December 31, 1978). The return of the index since the inception of Class B shares is 11.15%.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Value Fund, the expenses of AmSouth Value Fund for the period ended January 31, 2005 and (ii) for Pioneer Value Fund, the expenses of Pioneer Value Fund for the period ended March 31, 2005. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Fund assuming the Reorganization occurred on March 31, 2005.

                                              AmSouth       Pioneer    Combined Fund     AmSouth
                                           Value Fund(1)  Value Fund    (Pro Forma)   Value Fund(1)
Shareholder transaction fees                  Class A       Class A       Class A        Class B
(paid directly from your investment)       ------------- ------------ --------------- -------------
Maximum sales charge (load) when
 you buy shares as a percentage of
 offering price ..........................     5.50%(2)      5.75%(2)     5.75%(2)        None
Maximum deferred sales charge
 (load) as a percentage of purchase price
 or the amount you receive when you
 sell shares, whichever is less ..........     None          None         None            5.00%(3)
Redemption fees ..........................     2.00%(4)      None         None            2.00%(4)
Annual fund operating expenses
 (deducted from fund assets)
 (as a % of average net assets)
Management fee ...........................     0.80%         0.60%(6)    0.60%(6)        0.80%
Distribution and service (12b-1) fee .....     None          0.25%       0.25%           0.75%
Other expenses ...........................     0.56%(5)      0.15%       0.15%           0.58%(5)
Total fund operating expenses ............     1.36%         1.00%(7)    1.00%           2.13%
Expense reimbursement/reduction ..........     0.04%         N/A         N/A             0.06%
Net fund operating expenses ..............     1.32%         1.00%       1.00%           2.07%



                                              Pioneer    Combined Fund     AmSouth       Pioneer    Combined Fund
                                            Value Fund    (Pro Forma)   Value Fund(1)  Value Fund    (Pro Forma)
Shareholder transaction fees                  Class B       Class B        Class I       Class Y       Class Y
(paid directly from your investment)       ------------ --------------- ------------- ------------ --------------
Maximum sales charge (load) when
 you buy shares as a percentage of
 offering price ..........................    None           None          None          None         None
Maximum deferred sales charge
 (load) as a percentage of purchase price
 or the amount you receive when you
 sell shares, whichever is less ..........    4.00%          4.00%         None          None         None
Redemption fees ..........................    None           None          2.00%(4)      None         None
Annual fund operating expenses
 (deducted from fund assets)
 (as a % of average net assets)
Management fee ...........................    0.60%(6)       0.60%(6)      0.80%         0.60%6       0.60%(6)
Distribution and service (12b-1) fee .....    1.00%          1.00%         None          None         None
Other expenses ...........................    0.28%          0.28%         0.46%(5)      0.01%        0.02%
Total fund operating expenses ............    1.88%(7)       1.88%         1.26%         0.61%(7)     0.62%
Expense reimbursement/reduction ..........    N/A            N/A           0.09%         N/A          N/A
Net fund operating expenses ..............    1.88%          1.88%         1.17%         0.61%        0.62%

--------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) For the period ended January 31, 2005, other expenses for your AmSouth Fund were limited to 0.52% for Class A shares, 0.52% for Class B shares and 0.37% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) Pioneer Value Fund pays a management fee that ranges from 0.50% to 0.70% of average daily net assets based on its performance. The Fund's basic fee before any performance adjustment is 0.60% of average daily net assets, which fee is reduced at asset levels above $5 billion.

(7) Pioneer Value Fund's total annual operating expenses have not been reduced by any expense offset arrangements.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

---------------------------------------------------------------------------------------
                                           AmSouth        Pioneer      Combined Fund
Number of years you own your shares      Value Fund     Value Fund      (Pro Forma)
---------------------------------------------------------------------------------------
 Class A
---------------------------------------------------------------------------------------
 Year 1                                  $  681            $  671          $  671
---------------------------------------------------------------------------------------
 Year 3                                  $  957            $  875          $  875
---------------------------------------------------------------------------------------
 Year 5                                  $1,254            $1,096          $1,096
---------------------------------------------------------------------------------------
 Year 10                                 $2,095            $1,729          $1,729
---------------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
---------------------------------------------------------------------------------------
 Year 1                                  $ 716             $  591          $  591
---------------------------------------------------------------------------------------
 Year 3                                  $ 967             $  891          $  891
---------------------------------------------------------------------------------------
 Year 5                                  $1,344            $1,116          $1,116
---------------------------------------------------------------------------------------
 Year 10                                 $2,266            $1,971          $1,971
---------------------------------------------------------------------------------------
 Class B -- assuming no redemption
---------------------------------------------------------------------------------------
 Year 1                                  $  216            $  191          $  191
---------------------------------------------------------------------------------------
 Year 3                                  $  667            $  591          $  591
---------------------------------------------------------------------------------------
 Year 5                                  $1,144            $1,016          $1,016
---------------------------------------------------------------------------------------
 Year 10                                 $2,266            $1,971          $1,971
---------------------------------------------------------------------------------------
                                          Class I                  Class Y
---------------------------------------------------------------------------------------
 Year 1                                  $  128            $   63          $   63
---------------------------------------------------------------------------------------
 Year 3                                  $  400            $  199          $  199
---------------------------------------------------------------------------------------
 Year 5                                  $  692            $  346          $  346
---------------------------------------------------------------------------------------
 Year 10                                 $1,523            $  774          $  774
---------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Value Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, after the Reorganization, the combined Fund will have an asset size substantially larger than that of your AmSouth Fund, which may allow the combined Fund to achieve significant economies of scale in investments or expenses.

     Third, the historical investment performance of Pioneer Value Fund is comparable to your AmSouth Fund's investment performance. For the one, five and ten year periods ended December 31, 2004, Class A shares of Pioneer Value Fund had an average annual return of 5.78% (one year); 4.42% (five year); and 8.34% (ten year), compared to an average annual return of the Class A shares of your AmSouth Fund of 8.78% (one year); 1.02% (five year); and 9.62% (ten year), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Fourth, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is the U.S. advisory subsidiary of Pioneer Global Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your AmSouth Fund's shareholders through exchanges.

     Fifth, Pioneer Value Fund's management fee (0.60% of average daily net assets as of as of March 31, 2005) is substantially lower than the advisory fees of your Fund (0.80% of average daily net assets). The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. Pioneer Value Fund's expenses are lower than your Fund's expenses on both a gross and net basis. On a pro forma basis, after giving effect to the Reorganization, it is estimated that the Pioneer Value Fund's expenses will also be lower than your Fund's expenses on a gross and net basis. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduced per share expenses.

     Sixth, the substantially larger size of the combined Pioneer Value Fund will offer greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Seventh, the Class A, B and Y shares of Pioneer Value Fund received in the Reorganization will provide AmSouth Value Fund shareholders with exposure to substantially the same investment product as they have currently.

     Eighth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares. Although the Reorganization will result in a per share decrease in capital loss carryforwards, the potential negative tax consequences of this aspect of the Reorganization are outweighed by the advantages of the Reorganization.

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible for all costs and expenses of the AmSouth Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

                                                                                   Pro Forma
                                                  AmSouth          Pioneer          Pioneer
                                                Value Fund       Value Fund        Value Fund
                                               May 31, 2005     May 31, 2005      May 31, 2005
                                              --------------   --------------   ---------------
  Total Net Assets (in thousands) .........       $481,874        $3,992,881       $4,474,755
    Class A shares ........................       $132,299        $3,817,843       $3,950,143
    Class B shares ........................       $ 27,013        $   27,494       $   54,507
    Class I /Y shares .....................       $322,562        $   12,907       $  335,469

  Net Asset Value Per Share
    Class A shares ........................       $  16.75        $    17.63       $    17.63
    Class B shares ........................       $  16.40        $    16.55       $    16.55
    Class I/Y shares ......................       $  16.72        $    17.68       $    17.68

  Shares Outstanding
    Class A shares ........................      7,896,883       216,506,470      244,009,051
    Class B shares ........................      1,647,053         1,661,225        3,293,388
    Class I/Y shares ......................     19,287,248           730,157       18,977,538

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.


                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

              TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

  o Each Reorganization is scheduled to occur at 4:00 p.m., Eastern time, on September 23, 2005, unless your AmSouth Fund and the corresponding Pioneer Fund agree in writing to a later date. Your AmSouth Fund will transfer all of its assets to the corresponding Pioneer Fund. The corresponding Pioneer Fund will assume, in the case of reorganizations into Pioneer Funds that have previously commenced investment operations, your AmSouth Fund's liabilities that are included in the calculation of your AmSouth Fund's net asset value on the Closing Date and, in the case of newly organized Pioneer Funds, all of your AmSouth Fund's liabilities. The net asset value of both Funds will be computed as of 4:00 p.m., Eastern time, on the Closing Date.

  o Each Pioneer Fund will issue to the corresponding AmSouth Fund Class A, B and Y shares with an aggregate net asset value equal to the net assets attributable to the corresponding AmSouth Fund's Class A, B and I shares. These shares will immediately be distributed to your AmSouth Fund's shareholders in proportion to the relative net asset value of their holdings of your AmSouth Fund's shares on the Closing Date. As a result, each AmSouth Fund's shareholders will end up as Class A, B, or Y class shareholders of the corresponding Pioneer Fund.

  o After the distribution of shares, your AmSouth Fund will be liquidated and dissolved.

  o Each Reorganization is intended to result in no income, gain or loss being recognized for federal income tax purposes and will not take place unless both Funds involved in the Reorganization receive a satisfactory opinion concerning the tax consequences of the Reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds.

Agreement and Plan of Reorganization

     The shareholders of each AmSouth Fund are being asked to approve an Agreement and Plan of Reorganization substantially in the form attached as EXHIBIT A-1 or A-2 (each, a "Plan"). The description of the Plan contained herein includes the material provisions of the Plan but this description is qualified in its entirety by the attached copies, as appropriate.

     Conditions to Closing Each Reorganization. The obligation of each Fund to consummate each Reorganization is subject to the satisfaction of certain conditions, including each Fund's performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from your AmSouth Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 7 and 8 of the Plan). The consummation of each Reorganization is not contingent on consummation of any other Reorganization.

     The obligations of both Funds are subject to the approval of the Plan by the necessary vote of the outstanding shares of your AmSouth Fund, in accordance with the provisions of AmSouth Funds' declaration of trust and by-laws. The Funds' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the United States federal income tax consequences of each Reorganization (see Section 8.5 of the Plan).

     Termination of the Plan. The board of either the AmSouth Funds or the corresponding Pioneer Fund may terminate the Plan (even if the shareholders of your AmSouth Fund have already approved it) at any time before the Closing Date, if that board believes in good faith that proceeding with the Reorganization would no longer be in the best interests of shareholders.

                        TAX STATUS OF EACH REORGANIZATION

  Each Reorganization will not result in any income, gain or loss being recognized for United States federal income tax purposes and will not take place unless both Funds involved in the Reorganization receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds, substantially to the effect that each Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.

  As a result, for federal income tax purposes:

  o No gain or loss will be recognized by your AmSouth Fund upon (1) the transfer of all of its assets to the corresponding Pioneer Fund as described in this Proxy Statement/Prospectus or (2) the distribution by your AmSouth Fund of Pioneer Fund shares to your AmSouth Fund's shareholders;

  o No gain or loss will be recognized by the corresponding Pioneer Fund upon the receipt of your AmSouth Fund's assets solely in exchange for the issuance of Pioneer Fund shares to your AmSouth Fund and the assumption of your AmSouth Fund's liabilities by the Pioneer Fund;

  o The basis of the assets of your AmSouth Fund acquired by the corresponding Pioneer Fund will be the same as the basis of those assets in the hands of your AmSouth Fund immediately before the transfer;

  o The tax holding period of the assets of your AmSouth Fund in the hands of the corresponding Pioneer Fund will include your AmSouth Fund's tax holding period for those assets;

  o You will not recognize gain or loss upon the exchange of your shares of your AmSouth Fund solely for the Pioneer Fund shares as part of the Reorganization;

  o The basis of the Pioneer Fund shares received by you in the Reorganization will be the same as the basis of your shares of your AmSouth Fund surrendered in the exchange; and

  o The tax holding period of the Pioneer Fund shares you receive will include the tax holding period of the shares of your AmSouth Fund surrendered in the exchange, provided that you held the shares of your AmSouth Fund as capital assets on the date of the exchange.

     In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your AmSouth Fund and the Pioneer Fund.

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     The foregoing consequences may not apply to certain classes of taxpayers who are subject to special tax circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the Reorganizations, including the applicability of any state, local or foreign tax laws.

                         VOTING RIGHTS AND REQUIRED VOTE

     Each share of your AmSouth Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the Meeting. With respect to each AmSouth Fund, the presence in person or by proxy of a majority of the outstanding shares of an AmSouth Fund entitled to cast votes at the Meeting will constitute a quorum with respect to that AmSouth Fund. A favorable vote of a "majority of the outstanding voting securities" of the applicable AmSouth Fund is required to approve each Proposal. Under the Investment Company Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of the applicable AmSouth Fund represented at the meeting, if at least 50% of all outstanding shares of the AmSouth Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the AmSouth Fund entitled to vote at the meeting.

              Shares                                  Quorum                                            Voting
-----------------------------------------------------------------------------------------------------------------------------------
In General                       All shares "present" in person or by proxy are   Shares "present" in person will be voted in person
                                 counted towards a quorum.                        at the Meeting. Shares present by proxy will be
                                                                                  voted in accordance with instructions.
-----------------------------------------------------------------------------------------------------------------------------------
Broker Non-Vote (where the       Considered "present" at Meeting for purposes     Broker non-votes do not count as a vote "for"
underlying holder has not        of quorum.                                       and effectively result in a vote "against"
voted and the broker does not                                                     Proposals 1(a)-(h).
have discretionary authority
to vote the shares)
-----------------------------------------------------------------------------------------------------------------------------------
Proxy with No Voting             Considered "present" at Meeting for purposes     Voted "for" the Proposals.
Instruction (other than Broker   of quorum.
Non-Vote)
-----------------------------------------------------------------------------------------------------------------------------------
Vote to Abstain                  Considered "present" at Meeting for purposes     Abstentions do not constitute a vote "for" and
                                 of quorum.                                       effectively result in a vote "against" Proposals
                                                                                  1(a)-(h).
-----------------------------------------------------------------------------------------------------------------------------------

    COMPARISON OF DELAWARE STATUTORY TRUST AND MASSACHUSETTS BUSINESS TRUST

     Each of the AmSouth Funds is a series of a Massachusetts business trust. The Pioneer Funds are Delaware statutory trusts (or series thereof). The following is a summary of the principal differences between Delaware statutory trusts and Massachusetts business trusts.

Limitation of Shareholders' and Series' Liability

     Delaware law provides that the shareholders of a Delaware statutory trust shall not be subject to liability for the debts or obligations of the trust. Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be liable for the debts and obligations of that trust. Although the risk of liability of shareholders of a Massachusetts business trust who do not participate in the management of the trust may be remote, Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, to the extent that a Delaware statutory trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series, another potential, although remote, risk in the case of a Massachusetts business trust. While the trustees believe that a series of a Massachusetts business trust will only be liable for its own obligations, there is no direct statutory or judicial support for that position.

Limitation of Trustee Liability

     Delaware law provides that, except to the extent otherwise provided in a trust's declaration of trust or by-laws, trustees will not be personally liable to any person (other than the statutory trust or a shareholder thereof) for any act, omission or obligation of the statutory trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware statutory trust's declaration of trust or by-laws will not subject the trustee to liability to the statutory trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the statutory trust's declaration of trust or bylaws. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee, who is not also an officer of the corporation, for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit. The trustees believe that such limitations on liability under Delaware law and under the Pioneer Funds' declarations of trust are consistent with those applicable to directors of a corporation under Delaware law and will be beneficial in attracting and retaining in the future qualified persons to act as trustees.

Shareholder Voting

     Delaware law provides that a Delaware statutory trust's declaration of trust or by-laws may set forth provisions related to voting in any manner. This provision appears to permit trustee and shareholder voting through computer or electronic media. For an investment company with a significant number of institutional shareholders, all with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting. However, the advantage of such methods may not be realizable unless the SEC modifies its proxy rules. Also, as required by the Investment Company Act, votes on certain matters by trustees would still need to be taken at actual in-person meetings.

Board Composition

     Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware statutory trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law. As always, the establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the Investment Company Act regarding the election of trustees by shareholders. Establishing separate boards of trustees would, among other things, enable the series of a Delaware statutory trust to be governed by individuals who are more familiar with such series' particular operations.

                ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser

     Pioneer serves as the investment adviser to each Pioneer Fund. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutions and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

     The Board of Trustees of the Pioneer Funds is responsible for overseeing the performance of each of Pioneer Fund's investment adviser and subadviser, if any, and determining whether to approve and renew the fund's investment advisory agreement and the subadvisory agreements.

     Pioneer has received an order (the "Exemptive Order") from the SEC that permits Pioneer, subject to the approval of the Pioneer Funds' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the Pioneer Funds intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Funds' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval.

Buying, Exchanging and Selling Shares of the Pioneer Funds

     Net Asset Value. Each Pioneer Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each Pioneer Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). In connection with its approval of the Reorganizations, the Board of the AmSouth Funds adopted the valuation procedures of the Pioneer Funds. This change did not have a material effect on the valuation methodology employed by the AmSouth Funds.

     Each Pioneer Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, a Pioneer Fund will use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Pioneer Funds' trustees. Each Pioneer Fund also may use the fair value of a security, including a non-U.S. security, when

Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by a Pioneer Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a Pioneer Fund could change on a day you cannot buy or sell shares of the fund. Each Pioneer Fund may use a pricing service or a pricing matrix to value some of its assets. Cash equivalent securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

     Pioneer International Core Equity Fund primarily invests in securities of non-U.S. issuers and the markets for these securities generally close prior to the time the Fund determines its net asset value. However, the value of these securities continues to be influenced by changes in the global markets. Consequently, the trustees have determined to use the fair value of these securities as of the time the fund determines its net asset value, based upon data from a pricing service. On a daily basis, the pricing service recommends changes, based upon a proprietary model, to the closing market prices of each non-U.S. security held by the fund to reflect the security's fair value at the time the fund determines its net asset value. The fund applies these recommendations in accordance with procedures approved by the trustees. A security's fair value determined in this manner may differ from the security's closing market price on the date the fund determines its net asset value or the opening price of the security on the next business day. The fund's use of this method may significantly affect its net asset value compared to the net asset value that would have been determined using closing market prices. The fund also may take other factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.

     You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. However, the Class A shares of the Pioneer Funds you receive in the Reorganizations will not be subject to any sales charge. When you buy Class B shares, you do not pay an initial sales charge. However, if you sell Class B shares within five years of purchase, you will pay a contingent deferred sales charge. The Class B shares of the Pioneer Funds you receive in the transaction will retain the holding periods and be subject to the same contingent deferred sales charge as your Class B shares of the AmSouth Funds. Class B shares convert to Class A shares eight years after the original date of purchase. Class B shares issued to the former ISG Fund shareholders will convert to Class A shares seven years after the date of purchase. Class Y shares do not impose a sales charge.

     Opening Your Account. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in the Pioneer Fund's prospectus. Ask your investment professional for more information.

     If you invest in a Pioneer Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in a Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

     Account Options. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

     Call or write to the Pioneer Funds' transfer agent for account applications, account options forms and other account information:

PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

     Telephone Transaction Privileges. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

     When you request a telephone transaction, the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

     Online Transaction Privileges. If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your Pioneer Fund shares online.

     To establish online transaction privileges, complete an account options form, write to the transfer agent or complete the online authorization screen on: www.pioneerfunds.com.

     To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction, the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Pioneer Funds may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

     Share Price. If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to PFD prior to PFD's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your price per share will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

     Buying Pioneer Fund Shares. You may buy shares of each Pioneer Fund from any investment firm that has a sales agreement with PFD. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

     You can buy shares of the Pioneer Funds at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

     Minimum Investment Amounts. Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the Reorganization.

     Exchanging Pioneer Fund Shares. You may exchange your shares in a Pioneer Fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. Before you request an exchange, consider each Fund's investment objective and policy as described in each fund's prospectus.

     Selling Pioneer Fund Shares. Your shares will be sold at net asset value per share next calculated after the Pioneer Fund, or authorized agent, such as a broker-dealer, receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

     You may have to pay federal income taxes on a sale or an exchange.

Good order means that:

     o You have provided adequate instructions

     o There are no outstanding claims against your account

     o There are no transaction limitations on your account

     o If you have any Pioneer Fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

     o Your request includes a signature guarantee if you:

       o Are selling over $100,000 or exchanging over $500,000 worth of shares

       o Changed your account registration or address within the last 30 days

       o Instruct the transfer agent to mail the check to an address different from the one on your account

       o Want the check paid to someone other than the account owner(s)

       o Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

Buying, Exchanging and Selling Pioneer Fund Shares

                       ----------------------------------------------------------------
                                            Buying Shares
                       ----------------------------------------------------------------
          Through      Normally, your investment firm will send your purchase request
  your investment      to the Pioneer Funds' transfer agent. Consult your investment
             firm      professional for more information. Your investment firm
                       may receive a commission from the distributor for your
                       purchase of fund shares. The distributor or its
                       affiliates may pay additional compensation, out of their
                       own assets, to certain investment firms or their
                       affiliates based on objective criteria established by the
                       distributor.

By phone or online     You can use the telephone or online privilege if you have an existing non-retirement account or certain IRAs. You can
                       purchase additional fund shares by phone if:
                       o You established your bank account of record at least 30
                         days ago
                       o Your bank information has not changed for at least 30
                         days
                       o You are not purchasing more than $25,000 worth of
                         shares per account per day
                       o You can provide the proper account identification
                         information

                       When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will
                       purchase Pioneer Fund shares for the amount of the debit at the offering price determined after the transfer agent
                       receives your telephone or online purchase instruction and good funds. It usually takes three business days for the
                       transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

 In writing, by mail   You can purchase Pioneer Fund shares for an existing fund
           or by fax   account by mailing a check to the transfer agent. Make your check payable to the Pioneer Fund. Neither initial nor
                       subsequent investments should be made by third party
                       check. Your check must be in U.S. dollars and drawn on a
                       U.S. bank. Include in your purchase request the fund's
                       name, the account number and the name or names in the
                       account registration.

                       ----------------------------------------------------------------
                                                Exchanging Shares
                       ----------------------------------------------------------------
             Through   Normally, your investment firm will send your exchange request
     your investment   to the Pioneer Fund's transfer agent. Consult your investment
                firm   professional for more information about exchanging your shares.

  By phone or online   After you establish your Pioneer Fund account, you can exchange
                       Fund shares by phone or online if:
                       o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
                       o The fund into which you are exchanging offers the same class of shares
                       o You are not exchanging more than $500,000 worth of shares per account per day
                       o You can provide the proper account identification information

 In writing, by mail   You can exchange fund shares by mailing or faxing a letter of
           or by fax   instruction to the transfer agent. You can exchange Pioneer Fund shares directly through the Pioneer Fund only if your
                       account is registered in your name. However, you may not
                       fax an exchange request for more than $500,000. Include
                       in your letter:
                       o The name, social security number and signature of all
                         registered owners
                       o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
                       o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
                       o The class of shares you are exchanging
                       o The dollar amount or number of shares you are exchanging

     ---------------------------------------------------------------------------
                                 Selling Shares
     ---------------------------------------------------------------------------
     Normally, your investment firm will send your request to sell shares to the
     Pioneer Fund's transfer agent. Consult your investment professional for more information. Each Pioneer Fund has authorized PFD to act as its agent in the repurchase of Pioneer Fund shares from qualified investment firms.
     Each Pioneer Fund reserves the right to terminate this procedure at any time.

     You may sell up to $100,000 per account per day by phone or online.
     You may sell Pioneer Fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address
     (for checks) or your bank information (for wires and transfers) in the last
     30 days.

     You may receive your sale proceeds:
     o By check, provided the check is made payable exactly as your account is registered
     o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

     You can sell some or all of your Pioneer Fund shares by writing directly to the Pioneer Fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order. You may not sell more than $100,000 per account per day by fax.

     ---------------------------------------------------------------------------
                              How to Contact Pioneer
     ---------------------------------------------------------------------------
     By phone
     For information or to request a telephone transaction between 8:00 a.m. and
     7:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292

     To request a transaction using FactFone(SM) call 1-800-225-4321

     Telecommunications Device for the Deaf (TDD) 1-800-225-1997

     By mail
     Send your written instructions to:
     Pioneer Investment Management Shareholder Services, Inc.
     P.O. Box 55014
     Boston, Massachusetts 02205-5014

     By fax
     Fax your exchange and sale requests to:
     1-800-225-4240

     Exchange Privilege
     You may make up to four exchange redemptions of $25,000 or more per account per calendar year.

Pioneer Fund Shareholder Account Policies

     Signature Guarantees and Other Requirements. You are required to obtain a signature guarantee when you are:

     o Requesting certain types of exchanges or sales of Pioneer Fund shares

     o Redeeming shares for which you hold a share certificate

     o Requesting certain types of changes for your existing account

     You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public. All Pioneer Funds will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted. Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.

     Exchange Limitation. You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of a Pioneer Fund. Each Fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the Fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

     The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

     Redemption Fee. Pioneer International Core Equity Fund has adopted a redemption fee on short term holdings of the Fund's shares. If you sell or exchange shares within 30 days of any purchase of Fund shares, the Fund will apply a 2% fee to the entire amount of your sales proceeds. The Fund's redemption fee is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient.

     Excessive Trading. Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the Fund's shares to be excessive for a variety of reasons, such as if:

     o You sell shares within a short period of time after the shares were purchased;

     o You make two or more purchases and redemptions within a short period of time;

     o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

     o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

     The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

     While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.

     In addition to monitoring trades, the policies and procedures provide that:

     o The fund imposes limitations on the number of exchanges out of an account holding the fund's Class A, Class B or Class C shares that may occur in any calendar year.

     o Certain funds managed by Pioneer have adopted redemption fees that are incurred if you redeem shares within a short period after purchase, including exchanges. These redemption fees are described in the applicable prospectuses under "Fees and expenses."

     The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

     Minimum Account Size. Each Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the Pioneer Fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the Pioneer Fund.

     Telephone Access. You may have difficulty contacting the Pioneer Fund by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Pioneer Fund by telephone, you should communicate with the Pioneer Fund in writing.

     Share Certificates. Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. If you are legally required to obtain a certificate, you may request one for your Class A shares only. A fee may be charged for this service. Any share certificates of the AmSouth Funds outstanding at the Closing Date of the Reorganizations will be deemed to be cancelled and will no longer represent shares of the Funds.

     Other Policies. Each Pioneer Fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable, as determined by the SEC, for the Fund to sell or value its portfolio securities or with the permission of the SEC.

     Each Pioneer Fund or PFD may revise, suspend or terminate the account options and services available to shareholders at any time.

     Each Pioneer Fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareholder, provided that the Pioneer Fund must pay redemptions in cash if a shareholder's aggregate redemptions in a 90 day period are less than $250,000 or 1% of the fund's net assets.

Dividends and Capital Gains

     Each Pioneer Fund generally pays any distributions of net short- and long-term capital gains and dividends from any net investment income at least annually.

     Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund close to the time that the Fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes

     For U.S. federal income tax purposes, distributions from each Pioneer Fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Short-term capital gain distributions for each Pioneer Fund are taxable as ordinary income.

     Dividends from net investment income are taxable either as ordinary income or, if so designated by the Fund and certain other conditions, including holding period requirements, are met by the Fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at the maximum 15% U.S. federal tax rate. Dividends and distributions generally are taxable, whether you take payment in cash or reinvest them to buy additional Pioneer Fund shares.

     When you sell or exchange Pioneer Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year, each Pioneer Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

     You must provide your social security number or other taxpayer identification number to the Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Pioneer Fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

     You should ask your tax adviser about any federal, state and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the "Tax Status" section of each Pioneer Fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations, including qualified dividend income considerations that may affect the Pioneer Fund and its shareholders.

     Pioneer Funds' Rule 12b-1 Plans. As described above, each Pioneer Fund has adopted a Rule 12b-1 plan for its Class A shares and Class B shares (each, a "Plan"). Because the Rule 12b-1 fees payable under each Plan are an ongoing expense, over time they may increase the cost of your investment and your shares may cost more than shares that are not subject to a distribution or service fee or sales charge.

     Compensation and Services. Each Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. Pursuant to each Class A Plan the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The expenses of the Fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

     The Class B Plan provides that the Fund shall pay to PFD, as the Fund's distributor for its Class B shares a distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD also pays commissions to broker-dealers and the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and other distribution-related expenses. The plan authorizes PFD to pay a service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholders for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares.

     The Class B Plan is a compensation plan, which provides for a fixed level of fees. Payments under this plan are not tied exclusively to actual distribution and service expenses, and may exceed (or may be less than) the expenses actually incurred.

     Trustee Approval and Oversight. Each Plan was last approved by the Board of Trustees of each Pioneer Fund, including a majority of the independent Trustees, by votes cast in person at meetings called for the purpose of voting on the Plans on December 2, 2004. Pursuant to the Plans, at least quarterly, PFD will provide each Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

     Term, Termination and Amendment. Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the Investment Company Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit each fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

                              FINANCIAL HIGHLIGHTS

     The following tables show the financial performance of each Pioneer Fund for the past five fiscal years and, if applicable, for any recent semiannual period (or the period during which each Pioneer Fund has been in operation, if less than five years). Certain information reflects financial results for a single Pioneer Fund share. "Total return" shows how much an investment in a Pioneer Fund would have increased or decreased during each period, assuming you had reinvested all dividends and other distributions. In the case of each Pioneer Fund, each fiscal year ended on or after the fiscal year ended June 30, 2002 has been audited by Ernst & Young LLP, each Pioneer Fund's independent registered public accounting firm, as stated in their reports incorporated by reference in this registration statement. For fiscal years prior to the fiscal year ended June 30, 2002, the financial statements of each Pioneer Fund were audited by Arthur Andersen LLP, the Pioneer Funds' previous independent accountants. Arthur Andersen ceased operations in 2002. The information for any semiannual period has not been audited.

                    PIONEER OAK RIDGE LARGE CAP GROWTH FUND

                              FINANCIAL HIGHLIGHTS

                                                                 Six Months
                                                                    Ended
                                                                   5/31/05      Year Ended
CLASS A                                                          (unaudited)     11/30/04
-------                                                          ------------  ------------
Net asset value, beginning of period ........................    $ 12.51         $ 11.18
                                                                 -------         -------
Increase (decrease) from investment operations:
 Net investment loss ........................................    $ (0.01)        $ (0.01)
 Net realized and unrealized gain (loss) on investments .....       0.21            1.34
                                                                 -------         -------
 Net increase (decrease) from investment operations .........    $  0.20         $  1.33
Distributions to shareowners:
 Net investment income ......................................      (0.01)             --
 Net realized gain ..........................................      (0.04)             --
                                                                 -------         -------
 Net increase (decrease) in net asset value .................    $  0.15         $  1.33
                                                                 -------         -------
 Net asset value, end of period .............................    $ 12.66         $ 12.51
                                                                 =======         =======
Total return* ...............................................       1.59%          11.90%
Ratio of net expenses to average net assets+ ................       1.30%**         1.57%
Ratio of net investment loss to average net assets+ .........      (0.23)%**       (0.11)%
Portfolio turnover rate .....................................         40%**           29%
Net assets, end of period (in thousands) ....................    $87,287         $37,193
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses ...............................................       1.47%**         2.42%
 Net investment loss ........................................      (0.39)%**       (0.97)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses ...............................................       1.30%**         1.57%
 Net investment loss ........................................      (0.23)%**       (0.11)%

                                                               Year Ended   Year Ended   Year Ended   Year Ended
CLASS A                                                         11/30/03     11/30/02     11/30/01     11/30/00
-------                                                       ------------ ------------ ------------ -----------
Net asset value, beginning of period ........................   $ 10.74     $   12.41    $   13.89     $ 12.45
                                                                -------     ---------    ---------     -------
Increase (decrease) from investment operations:
 Net investment loss ........................................   $ (0.11)    $   (0.10)   $   (0.07)    $ (0.09)
 Net realized and unrealized gain (loss) on investments .....      1.17         (1.57)       (1.41)       1.53
                                                                -------     ---------    ---------     -------
 Net increase (decrease) from investment operations .........   $  1.06     $   (1.67)   $   (1.48)    $  1.44
Distributions to shareowners:
 Net investment income ......................................        --            --           --          --
 Net realized gain ..........................................     (0.62)           --           --          --
                                                                -------     ---------    ---------     -------
 Net increase (decrease) in net asset value .................   $  0.44     $   (1.67)   $   (1.48)    $  1.44
                                                                -------     ---------    ---------     -------
 Net asset value, end of period .............................   $ 11.18     $   10.74    $   12.41     $ 13.89
                                                                =======     =========    =========     =======
Total return* ...............................................     10.63%       (13.46)%     (10.66)%     11.57%
Ratio of net expenses to average net assets+ ................      2.00%         2.00%        2.00%       2.00%
Ratio of net investment loss to average net assets+ .........     (1.06)%       (1.00)%      (0.60)%     (0.68)%
Portfolio turnover rate .....................................        53%           26%          19%         25%
Net assets, end of period (in thousands) ....................   $ 8,640     $   8,069    $   2,733     $ 2,530
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses ...............................................      2.77%         3.21%        5.24%       4.72%
 Net investment loss ........................................     (1.83)%       (2.21)%      (3.84)%     (3.40)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses ...............................................      2.00%         2.00%        2.00%       2.00%
 Net investment loss ........................................     (1.06)%       (1.00)%      (0.60)%     (0.68)%

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized
+  Ratios with no reduction for fees paid indirectly.

                    PIONEER OAK RIDGE LARGE CAP GROWTH FUND

                              FINANCIAL HIGHLIGHTS

                                                                                                Six Months
                                                                                                   Ended         2/17/04 (a)
                                                                                                  5/31/05            to
CLASS B                                                                                         (unaudited)       11/30/04
-------                                                                                        -------------     -----------
Net asset value, beginning of period .....................................................      $ 12.44             $11.86
                                                                                                -------             ------
Increase from investment operations:
 Net investment loss .....................................................................      $ (0.05)            $(0.02)
 Net realized and unrealized gain on investments .........................................         0.19               0.60
                                                                                                -------             ------
 Net increase from investment operations .................................................      $  0.14             $ 0.58
Distributions to shareowners:
 Net realized gain .......................................................................        (0.04)                --
                                                                                                -------             ------
 Net increase in net asset value .........................................................      $  0.10             $ 0.58
                                                                                                -------             ------
 Net asset value, end of period ..........................................................      $ 12.54             $12.44
                                                                                                =======             ======
Total return* ............................................................................         1.10%              4.89%
Ratio of net expenses to average net assets+ .............................................         2.21%**            2.53%**
Ratio of net investment loss to average net assets+ ......................................        (1.13)%**          (0.72)%**
Portfolio turnover rate ..................................................................           40%**              29%
Net assets, end of period (in thousands) .................................................      $10,999             $4,161
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses ............................................................................         2.44%**            2.94%**
 Net investment loss .....................................................................        (1.37)%**          (1.13)%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses ............................................................................         2.20%**            2.52%**
 Net investment loss .....................................................................        (1.12)%**          (0.72)%**

----------
(a) Class B shares were first publicly offered on February 17, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
+   Ratios with no reduction for fees paid indirectly.

                    PIONEER OAK RIDGE LARGE CAP GROWTH FUND

                              FINANCIAL HIGHLIGHTS

                                                                                                 Six Months
                                                                                                   Ended           8/11/04 (a)
                                                                                                  5/31/05              to
CLASS Y                                                                                         (unaudited)         11/30/04
-------                                                                                         ------------       -----------
Net asset value, beginning of period .....................................................      $ 12.53              $ 11.33
                                                                                                -------              -------
Increase from investment operations:
 Net investment income (loss) ............................................................      $ (0.00)(b)          $  0.03
 Net realized and unrealized gain on investments .........................................         0.21                 1.17
                                                                                                -------              ------
 Net increase from investment operations .................................................      $  0.21              $  1.20
Distributions to shareowners:
 Net realized gain .......................................................................        (0.04)                  --
                                                                                                -------              -------
 Net increase in net asset value .........................................................      $  0.17              $  1.20
                                                                                                -------              -------
 Net asset value, end of period ..........................................................      $ 12.70              $ 12.53
                                                                                                =======              =======
Total return* ............................................................................         1.65%               10.59%
Ratio of net expenses to average net assets+ .............................................         1.05%**              1.09%**
Ratio of net investment income to average net assets+ ....................................         0.03%**              2.97%**
Portfolio turnover rate ..................................................................           40%**                29%
Net assets, end of period (in thousands) .................................................      $79,164              $31,385
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses ............................................................................         1.05%**              1.19%**
 Net investment income ...................................................................         0.03%**              2.87%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses ............................................................................         1.05%**              1.09%**
 Net investment income ...................................................................         0.03%**              2.97%**

----------
(a) Class Y shares were first publicly offered on August 11, 2004.
(b) Amount rounds to less than ($0.01) cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
+   Ratios with no reduction for fees paid indirectly.

                                  PIONEER FUND

                              FINANCIAL HIGHLIGHTS

                                                                   Year Ended     Year Ended
CLASS A                                                             12/31/04       12/31/03
-------                                                            ----------     ----------
Net asset value, beginning of period ...........................   $    38.00     $    30.76
                                                                   ----------     ----------
Increase (decrease) from investment operations:
 Net investment income .........................................   $     0.35     $     0.28
 Net realized and unrealized gain (loss) on investments ........         4.05           7.24
                                                                   ----------     ----------
 Net increase (decrease) from investment operations ............   $     4.40     $     7.52
Distributions to shareowners:
 Net investment income .........................................        (0.34)         (0.28)
 Net realized gain .............................................           --             --
                                                                   ----------     ----------
 Net increase (decrease) in net asset value ....................   $     4.06     $     7.24
                                                                   ----------     ----------
 Net asset value, end of period ................................   $    42.06     $    38.00
                                                                   ==========     ==========
Total return* ..................................................        11.64%         24.58%
Ratio of net expenses to average net assets+ ...................         1.06%          1.09%
Ratio of net investment gain to average net assets+ ............         0.90%          0.86%
Portfolio turnover rate ........................................           14%             6%
Net assets, end of period (in thousands) .......................   $5,626,270     $5,370,888
Ratios with reductions for fees paid indirectly:
 Net expenses ..................................................         1.06%          1.09%
 Net investment income .........................................         0.90%          0.86%

                                                                    Year Ended      Year Ended     Year Ended
CLASS A                                                              12/31/02        12/31/01       12/31/00
-------                                                             -----------    ------------    ------------
Net asset value, beginning of period ...........................    $   38.87       $   44.26      $    47.60
                                                                    ---------       ---------      ----------
Increase (decrease) from investment operations:
 Net investment income .........................................    $    0.27       $    0.18      $     0.16
 Net realized and unrealized gain (loss) on investments ........        (8.12)          (5.11)          (0.14)
                                                                    ---------       ---------      ----------
 Net increase (decrease) from investment operations ............    $   (7.85)      $   (4.93)     $     0.02
Distributions to shareowners:
 Net investment income .........................................        (0.26)          (0.16)          (0.12)
 Net realized gain .............................................           --           (0.30)          (3.24)
                                                                    ---------       ---------      ----------
 Net increase (decrease) in net asset value ....................    $   (8.11)      $   (5.39)     $    (3.34)
                                                                    ---------       ---------      ----------
 Net asset value, end of period ................................    $   30.76       $   38.87      $   44.26
                                                                    =========       =========      ==========
Total return* ..................................................       (20.26)%        (11.13)%          0.12%
Ratio of net expenses to average net assets+ ...................         1.11%           1.14%           1.11%
Ratio of net investment gain to average net assets+ ............         0.75%           0.43%           0.31%
Portfolio turnover rate ........................................            7%              6%             20%
Net assets, end of period (in thousands) .......................    $4,584,649      $6,140,520     $6,645,954
Ratios with reductions for fees paid indirectly:
 Net expenses ..................................................         1.10%           1.13%           1.09%
 Net investment income .........................................         0.76%           0.44%           0.33%

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratio with no reduction for fees paid indirectly.

                                  PIONEER FUND

                              FINANCIAL HIGHLIGHTS

                                                                    Year Ended    Year Ended
CLASS B                                                              12/31/04      12/31/03
-------                                                             -----------   -----------
Net asset value, beginning of period .............................   $  37.18      $  30.14
                                                                     --------      --------
Increase (decrease) from investment operations:
 Net investment income (loss) ....................................   $   0.01      $  (0.02)
 Net realized and unrealized gain (loss) on investments ..........       3.96          7.08
                                                                     --------      --------
 Net increase (decrease) from investment operations ..............   $   3.97      $   7.06
Distributions to shareowners:
 Net investment income ...........................................         --         (0.02)
 Net realized gain ...............................................         --            --
                                                                     --------      --------
 Net increase (decrease) in net asset value ......................   $   3.97      $   7.04
                                                                     --------      --------
 Net asset value, end of period ..................................   $  41.15      $  37.18
                                                                     ========      ========
Total return* ....................................................      10.68%        23.44%
Ratio of net expenses to average net assets+ .....................       1.93%         2.00%
Ratio of net investment income (loss) to average net assets+ .....       0.02%        (0.05)%
Portfolio turnover rate ..........................................         14%            6%
Net assets, end of period (in thousands) .........................   $538,786      $555,669
Ratios with reduction for fees paid indirectly:
 Net expenses ....................................................       1.93%         2.00%
 Net investment income (loss) ....................................       0.02%        (0.05)%

                                                                     Year Ended    Year Ended    Year Ended
CLASS B                                                               12/31/02      12/31/01      12/31/00
-------                                                             ------------- ------------- -------------
Net asset value, beginning of period .............................   $  38.13      $  43.61       $ 47.24
                                                                     --------      --------       -------
Increase (decrease) from investment operations:
 Net investment income (loss) ....................................   $  (0.09)     $  (0.12)      $ (0.18)
 Net realized and unrealized gain (loss) on investments ..........      (7.90)        (5.06)        (0.21)
                                                                     --------      --------       -------
 Net increase (decrease) from investment operations ..............   $  (7.99)     $  (5.18)      $ (0.39)
Distributions to shareowners:
 Net investment income ...........................................         --            --            --
 Net realized gain ...............................................         --         (0.30)        (3.24)
                                                                     --------      --------       -------
 Net increase (decrease) in net asset value ......................   $  (7.99)     $  (5.48)      $ (3.63)
                                                                     --------      --------       -------
 Net asset value, end of period ..................................   $  30.14      $  38.13       $ 43.61
                                                                     ========      ========       =======
Total return* ....................................................     (20.96)%      (11.87)%       (0.75)%
Ratio of net expenses to average net assets+ .....................       1.98%         1.99%         1.98%
Ratio of net investment income (loss) to average net assets+ .....      (0.12)%       (0.41)%       (0.56)%
Portfolio turnover rate ..........................................          7%            6%           20%
Net assets, end of period (in thousands) .........................   $488,242      $680,820       $705,339
Ratios with reduction for fees paid indirectly:
 Net expenses ....................................................       1.97%         1.98%         1.96%
 Net investment income (loss) ....................................      (0.11)%       (0.40)%       (0.54)%

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratio with no reduction for fees paid indirectly.

                                  PIONEER FUND

                              FINANCIAL HIGHLIGHTS

                                                                   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS Y                                                             12/31/04     12/31/03     12/31/02     12/31/01     12/31/00
-------                                                            ------------ ------------ ------------ ------------ -----------
Net asset value, beginning of period ............................   $  38.09     $  30.82      $ 38.93     $  44.34     $ 47.62
                                                                    --------     --------      -------     --------     -------
Increase (decrease) from investment operations:
 Net investment income ..........................................   $   0.52     $   0.41      $  0.41     $   0.24     $  0.35
 Net realized and unrealized gain (loss) on investments .........       4.06         7.28        (8.13)       (5.02)      (0.14)
                                                                    --------     --------      -------     --------     -------
 Net increase (decrease) from investment operations .............   $   4.58     $   7.69      $ (7.72)    $  (4.78)    $  0.21
Distributions to shareowners:
 Net investment income ..........................................      (0.51)       (0.42)       (0.39)       (0.33)      (0.25)
 Net realized gain ..............................................         --           --           --        (0.30)      (3.24)
                                                                    --------     --------      -------     --------     -------
 Net increase (decrease) in net asset value .....................   $   4.07     $   7.27      $ (8.11)    $  (5.41)    $ (3.28)
                                                                    --------     --------      -------     --------     -------
 Net asset value, end of period .................................   $  42.16     $  38.09      $ 30.82     $  38.93     $ 44.34
                                                                    ========     ========      =======     ========     =======
Total return* ...................................................      12.15%       25.14%      (19.92)%     (10.75)%      0.50%
Ratio of net expenses to average net assets+ ....................       0.61%        0.61%        0.70%        0.72%       0.72%
Ratio of net investment income to average net assets+ ...........       1.34%        1.31%        1.17%        0.84%       0.70%
Portfolio turnover rate .........................................         14%           6%           7%           6%         20%
Net assets, end of period (in thousands) ........................   $155,647     $139,210      $80,262     $101,603     $12,566
Ratios with reduction for fees paid indirectly:
 Net expenses ...................................................       0.61%        0.61%        0.69%        0.70%       0.70%
 Net investment income ..........................................       1.34%        1.31%        1.18%        0.86%       0.72%

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+ Ratio with no reduction for fees paid indirectly.

                           Pioneer Mid Cap Value Fund

                              FINANCIAL HIGHLIGHTS

                                                        Six Months
                                                          Ended
                                                         4/30/05      Year Ended   Year Ended    Year Ended  Year Ended   Year Ended
CLASS A                                                 (unaudited)    10/31/04     10/31/03      10/31/02    10/31/01     10/31/00
-------                                                 -----------   ----------   ----------    ----------  ----------   ----------
Net asset value, beginning of period                    $   25.57     $    22.25   $    16.93    $  19.29     $  20.83    $  19.90
                                                        ---------     ----------   ----------    --------     --------    --------
Increase (decrease) from investment operations:
 Net investment income (loss)                           $    0.01     $     0.01   $     0.04    $  (0.02)    $  (0.01)   $   0.11
 Net realized and unrealized gain (loss) on investments      1.91           3.83         5.28       (0.97)        0.34        3.46
                                                        ---------     ----------   ----------    --------     --------    --------
 Net increase (decrease) from investment operations     $    1.92     $     3.84   $     5.32    $  (0.99)    $   0.33    $   3.57
Distributions to shareowners:
 Net realized gain                                          (3.16)         (0.52)           -       (1.37)       (1.87)      (2.64)
                                                        ---------     ----------   ----------    --------     --------    --------
 Net increase (decrease) in net asset value             $   (1.24)    $     3.32   $     5.32    $  (2.36)    $  (1.54)   $   0.93
                                                        ---------     ----------   ----------    --------     --------    --------
 Net asset value, end of period                         $   24.33     $    25.57   $    22.25    $  16.93     $  19.29    $  20.83
                                                        =========     ==========   ==========    ========     ========    ========
Total return*                                                7.81%         17.65%       31.42%      (5.99)%       1.85%      20.00%
Ratio of net expenses to average net assets+                 1.16%**        1.21%        1.37%       1.30%        1.24%       1.13%
Ratio of net investment income (loss) to average
 net assets+                                                 0.06%**        0.05%        0.24%      (0.09)%       0.01%       0.27%
Portfolio turnover rate                                        52%**          59%          58%         65%          95%         70%
Net assets, end of period (in thousands)                $1,828,159    $1,547,823   $1,208,400    $890,856     $921,310    $945,583
Ratios with reduction for fees paid indirectly:
 Net expenses                                                1.16%**        1.21%        1.37%       1.30%        1.22%       1.11%
 Net investment income (loss)                                0.06%**        0.05%        0.24%      (0.09)%       0.03%       0.29%

-------------
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
+   Ratios with no reduction for fees paid indirectly.

                           Pioneer Mid Cap Value Fund

                              FINANCIAL HIGHLIGHTS

                                                        Six Months
                                                          Ended
                                                         4/30/05      Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS B                                                 (unaudited)    10/31/04     10/31/03     10/31/02     10/31/01     10/31/00
-------                                                 -----------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                    $   23.32       $ 20.48    $  15.72     $  18.14     $  19.85     $  19.22
                                                        ---------       -------    --------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment loss                                    $   (0.10)      $ (0.22)   $  (0.13)    $  (0.18)    $  (0.10)    $  (0.20)
 Net realized and unrealized gain (loss) on investments      1.73          3.55        4.89        (0.87)        0.26         3.47
                                                        ---------       -------    --------     --------     --------     --------
 Net increase (decrease) from investment operations     $    1.63       $  3.33    $   4.76     $  (1.05)    $   0.16     $   3.27
Distributions to shareowners:
 Net realized gain                                          (3.16)        (0.49)          -        (1.37)       (1.87)       (2.64)
                                                        ---------       -------    --------     --------     --------     --------
 Net increase (decrease) in net asset value             $   (1.53)      $  2.84    $   4.76     $  (2.42)    $  (1.71)    $   0.63
                                                        ---------       -------    --------     --------     --------     --------
 Net asset value, end of period                         $   21.79       $ 23.32    $  20.48     $  15.72     $  18.14     $  19.85
                                                        =========       ========   ========     ========     ========     ========
Total return*                                                7.26%        16.64%      30.28%       (6.75)%       1.01%       19.04%
Ratio of net expenses to average net assets+                 2.10%**       2.13%       2.22%        2.10%        2.03%        1.91%
Ratio of net investment loss to average net assets+         (0.88)%**     (0.86)%     (0.61)%      (0.89)%      (0.78)%      (0.52)%
Portfolio turnover rate                                        52%**         59%         58%          65%          95%          70%
Net assets, end of period (in thousands)                $ 201,539       $208,844   $241,313     $264,881     $330,926     $336,301
Ratios with reduction for fees paid indirectly:
 Net expenses                                                2.10%**       2.13%       2.22%        2.10%        2.01%        1.90%
 Net investment loss                                        (0.88)%**     (0.86)%     (0.61)%      (0.89)%      (0.76)%      (0.51)%

-------------
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
+   Ratios with no reduction for fees paid indirectly.

                           Pioneer Mid Cap Value Fund

                              FINANCIAL HIGHLIGHTS

                                                         Six Months
                                                            Ended
                                                           4/30/05    Year Ended    Year Ended  Year Ended   Year Ended   Year Ended
CLASS Y                                                  (unaudited)   10/31/04      10/31/03    10/31/02     10/31/01     10/31/00
-------                                                  ----------   ----------    ----------  ----------   ----------   ----------
Net asset value, beginning of period                      $ 26.17       $ 22.73      $  17.21     $ 19.50      $ 20.94      $ 19.91
                                                          -------       -------      --------     -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.04       $  0.08      $   0.15     $  0.06      $  0.07      $  0.20
 Net realized and unrealized gain (loss) on investments      2.03          3.96          5.37       (0.98)        0.36         3.47
                                                          -------       -------      --------     -------      -------      -------
 Net increase (decrease) from investment operations       $  2.07       $  4.04      $   5.52     $ (0.92)     $  0.43      $  3.67
Distributions to shareowners:
 Net realized gain                                          (3.16)        (0.60)            -       (1.37)       (1.87)       (2.64)
                                                          -------       -------      --------     -------      -------      -------
 Net increase (decrease) in net asset value               $ (1.09)      $  3.44      $   5.52     $ (2.29)     $ (1.44)     $  1.03
                                                          -------       -------      --------     -------      -------      -------
 Net asset value, end of period                           $ 25.08       $ 26.17      $  22.73     $ 17.21      $ 19.50      $ 20.94
                                                         ========       =======      ========     =======      =======      =======
Total return*                                                8.22%        18.23%        32.07%      (5.54)%       2.36%       20.56%
Ratio of net expenses to average net assets+                 0.74%**       0.78%         0.84%       0.84%        0.76%        0.63%
Ratio of net investment income to average net assets+        0.46%**       0.46%         0.76%       0.37%        0.49%        0.77%
Portfolio turnover rate                                        52%**         59%           58%         65%          95%          70%
Net assets, end of period (in thousands)                  $98,288       $50,081      $  8,261     $ 6,318      $ 3,642      $ 3,376
Ratios with reduction for fees paid indirectly:
 Net expenses                                                0.74%**       0.78%         0.84%       0.83%        0.75%        0.61%
 Net investment income                                       0.46%**       0.46%         0.76%       0.38%        0.50%        0.79%

-------------
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized
+   Ratios with no reduction for fees paid indirectly.

                        PIONEER GROWTH OPPORTUNITIES FUND

                              FINANCIAL HIGHLIGHTS

                                                             Year Ended     Year Ended    Year Ended    Year Ended   Year Ended
Class A                                                     12/31/04(a)      12/31/03      12/31/02      12/31/01     12/31/00
-------                                                    -------------   ------------  ------------  ------------  -----------
Net asset value, beginning of period ...................    $   24.38        $ 16.97      $  26.96       $ 22.16      $ 23.21
                                                            ---------        -------      --------       -------      -------
Net increase (decrease) from investment operations:
 Net investment income (loss) ..........................    $   (0.14)(b)    $ (0.16)     $  (0.24)      $ (0.20)     $ (0.25)
 Net realized and unrealized gain (loss) on investments          5.56           7.56         (9.77)++       5.00       ( 0.80)
                                                            ---------        -------      --------       -------      -------
 Net increase from investment operations ...............    $    5.42        $  7.40      $ (10.01)      $  4.80      $ (1.05)
                                                            ---------        -------      --------       -------      -------
 Redemption fees .......................................    $    0.00(c)     $  0.01      $   0.02       $    --      $    --
 Net increase in net asset value .......................    $    5.42        $  7.41      $  (9.99)      $  4.80      $ (1.05)
                                                            ---------        -------      --------       -------      -------
 Net asset value, end of period ........................    $   29.80        $ 24.38      $  16.97       $ 26.96      $ 22.16
                                                            =========        =======      ========       =======      =======
Total return* ..........................................        22.23%         43.67%       (37.05)%       21.66%       (4.52)%
Ratio of net expenses to average net assets ............         1.31%          1.33%         1.33%         1.31%        1.31%
Ratio of net investment income (loss) to average
 net assets ............................................        (0.55)%        (0.70)%       (1.17)%       (1.00)%      (1.00)%
Portfolio turnover rate ................................           17%            46%           37%           65%          63%
Net assets, end of period (in thousands) ...............    $  23,225        $21,475      $ 19,024       $33,877      $26,020
Ratios with no waiver of fees:
 Net expenses ..........................................         2.29%          2.38%         1.67%         1.36%        1.49%
 Net investment loss ...................................        (1.53)%        (1.75)%       (1.51)%       (1.05)%      (1.18)%

----------
(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
++  Includes $0.10 related to investment reimbursement by affiliate.
(b) Net Investment income per share has been calculated using the average shares method.
(c) Rounds to less than $0.01 cent per share.

                        PIONEER GROWTH OPPORTUNITIES FUND

                              FINANCIAL HIGHLIGHTS

                                                                  Year Ended     Year Ended
CLASS B                                                          12/31/04(a)      12/31/03
-------                                                         --------------    ------------
Net asset value, beginning of period ........................    $   23.05        $ 16.16
                                                                 ---------        -------
Net increase (decrease) from investment operations:
 Net investment income (loss) ...............................    $   (0.47)(b)    $ (0.28)
 Net realized and unrealized gain (loss) on investments .....         5.36           7.16
                                                                 ---------        -------
 Net increase from investment operations ....................    $    4.89        $  6.88
                                                                 ---------        -------
 Redemption fees ............................................    $    0.00(c)     $  0.01
 Net increase in net asset value ............................    $    4.89        $  6.89
                                                                 ---------        -------
 Net asset value, end of period .............................    $   27.94        $ 23.05
                                                                 =========        =======
Total return* ...............................................        21.21%         42.64%
Ratio of net expenses to average net assets .................         2.08%          2.08%
Ratio of net investment (loss) to average net assets ........        (1.37)%        (1.43)%
Portfolio turnover rate .....................................           17%            46%
Net assets, end of period (in thousands) ....................    $      10        $11,126
Ratios with no waiver of fees:
 Net expenses ...............................................         2.33%          2.45%
 Net investment loss ........................................        (1.63)%        (1.80)%

                                                                Year Ended    Year Ended   Year Ended
CLASS B                                                          12/31/02      12/31/01     12/31/00
-------                                                         -------------- ------------ -----------
Net asset value, beginning of period ........................   $   25.87      $ 21.42      $ 22.57
                                                                ---------      -------      -------
Net increase (decrease) from investment operations:
 Net investment income (loss) ...............................   $   (0.39)     $ (0.40)     $ (0.41)
 Net realized and unrealized gain (loss) on investments .....       (9.34)++      4.85        (0.74)
                                                                ---------      -------      -------
 Net increase from investment operations ....................   $   (9.73)     $  4.45      $ (1.15)
                                                                ---------      -------      -------
 Redemption fees ............................................   $    0.02      $    --      $    --
 Net increase in net asset value ............................   $   (9.71)     $  4.45      $ (1.15)
                                                                ---------      -------      -------
 Net asset value, end of period .............................   $   16.16      $ 25.87      $ 21.42
                                                                =========      =======      =======
Total return* ...............................................      (37.53)%      20.77%       (5.10)%
Ratio of net expenses to average net assets .................        2.08%        2.06%        2.06%
Ratio of net investment (loss) to average net assets ........       (1.92)%      (1.75)%      (1.71)%
Portfolio turnover rate .....................................          37%          65%          63%
Net assets, end of period (in thousands) ....................   $   8,734      $14,346      $12,391
Ratios with no waiver of fees:
 Net expenses ...............................................        2.21%        2.09%        2.16%
 Net investment loss ........................................       (2.05)%      (1.78)%      (1.81)%

----------
(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
++  Includes $0.10 related to investment reimbursement by affiliate.
(b) Net Investment income per share has been calculated using the average shares method.
(c) Rounds to less than $0.01 cent per share.

                               PIONEER VALUE FUND

                              FINANCIAL HIGHLIGHTS

                                                        Six Months
                                                          Ended
                                                         3/31/05        Year Ended
CLASS A                                                (unaudited)        9/30/04
-------                                                -------------   -------------
Net asset value, beginning of period ..............    $    18.83        $    16.25
                                                       ----------        ----------
Increase (decrease) from investment operations:
 Net investment income ............................    $     0.06        $     0.14
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ....................................          1.50              2.62
                                                       ----------        ----------
 Net increase (decrease) from investment
  operations ......................................    $     1.56        $     2.76
Distributions to shareowners:
 Net investment income ............................         (0.07)            (0.14)
 Net realized gain ................................         (2.60)            (0.04)
                                                       ----------        ----------
 Net increase (decrease) in net asset value .......    $    (1.11)       $     2.58
                                                       ----------        ----------
 Net asset value, end of period ...................    $    17.72        $    18.83
                                                       ==========        ==========
Total return* .....................................          8.63%            17.04%
Ratio of net expenses to average net assets+ ......          0.98%**           1.02%
Ratio of net investment income to average
 net assets+ ......................................          0.80%**           0.72%
Portfolio turnover rate ...........................            59%**             40%
Net assets, end of period (in thousands) ..........    $3,894,102        $3,745,950
Ratios with reduction for fees paid indirectly:
 Net expenses .....................................          0.98%**           1.02%
 Net investment income ............................          0.80%**           0.72%

                                                      Year Ended      Year Ended      Year Ended     Year Ended
CLASS A                                                 9/30/03        9/30/02         9/30/01         9/30/00
-------                                              -------------- --------------- --------------- --------------
Net asset value, beginning of period ..............   $    15.29      $   19.12       $    22.67      $   20.16
                                                      ----------      ----------       ---------      ---------
Increase (decrease) from investment operations:
 Net investment income ............................   $     0.11      $    0.15       $     0.17      $    0.20
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ....................................         3.20          (3.17)           (2.05)          3.02
                                                      ----------      ---------       ----------      ---------
 Net increase (decrease) from investment
  operations ......................................   $     3.31      $   (3.02)      $    (1.88)     $    3.22
Distributions to shareowners:
 Net investment income ............................        (0.24)         (0.09)           (0.14)         (0.20)
 Net realized gain ................................        (2.11)         (0.72)           (1.53)         (0.51)
                                                      ----------      ---------       ----------      ----------
 Net increase (decrease) in net asset value .......   $     0.96      $   (3.83)      $    (3.55)     $    2.51
                                                      ----------      ---------       ----------      ----------
 Net asset value, end of period ...................   $    16.25      $   15.29       $    19.12      $   22.67
                                                      ==========      =========       ==========      ==========
Total return* .....................................        22.94%        (16.78)%          (8.88)%        16.29%
Ratio of net expenses to average net assets+ ......         1.19%          1.16%            1.01%          0.96%
Ratio of net investment income to average
 net assets+ ......................................         0.85%          0.74%            0.76%          0.81%
Portfolio turnover rate ...........................           40%            61%               3%             3%
Net assets, end of period (in thousands) ..........   $3,424,962      $3,016,623      $3,885,560     $4,614,739
Ratios with reduction for fees paid indirectly:
 Net expenses .....................................         1.19%          1.16%            0.99%          0.94%
 Net investment income ............................         0.85%          0.74%            0.78%          0.83%

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**Annualized
+ Ratios with no reduction for fees paid indirectly.

                               PIONEER VALUE FUND

                              FINANCIAL HIGHLIGHTS

                                                       Six Months
                                                          Ended
                                                         3/31/05      Year Ended
CLASS B                                                (unaudited)      9/30/04
-------                                               ------------   ------------
Net asset value, beginning of period ..............    $   17.87       $ 15.45
                                                       ---------       -------
Increase (decrease) from investment operations:
 Net investment income (loss) .....................    $   (0.02)      $ (0.04)
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ....................................         1.41          2.50
                                                       ---------       -------
 Net increase (decrease) from investment
  operations ......................................    $    1.39       $  2.46
Distributions to shareowners:
 Net investment income ............................           --            --
 Net realized gain ................................        (2.60)        (0.04)
                                                       ---------       -------
 Net increase (decrease) in net asset value .......    $   (1.21)      $  2.42
                                                       ---------       -------
 Net asset value, end of period ...................    $   16.66       $ 17.87
                                                       =========       =======
Total return* .....................................         8.10%        15.95%
Ratio of net expenses to average net assets+ ......         2.02%**       1.89%
Ratio of net investment loss to average
 net assets+ ......................................        (0.24)%**     (0.15)%
Portfolio turnover rate ...........................           59%**         40%
Net assets, end of period (in thousands) ..........    $  31,842       $32,440
Ratios with reduction for fees paid indirectly:
 Net expenses .....................................         2.01%**       1.89%
 Net investment loss ..............................        (0.23)%**     (0.15)%

                                                     Year Ended   Year Ended   Year Ended   Year Ended
CLASS B                                                9/30/03      9/30/02      9/30/01     9/30/00
-------                                             ------------ ------------ ------------ -----------
Net asset value, beginning of period ..............   $ 14.71      $  18.53     $ 22.11      $ 19.74
                                                      -------      --------     -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss) .....................   $ (0.13)     $  (0.08)    $  0.01      $ (0.14)
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ....................................      3.08         (3.02)      (2.06)        3.02
                                                      -------      --------     -------      -------
 Net increase (decrease) from investment
  operations ......................................   $  2.95      $  (3.10)    $ (2.05)     $  2.88
Distributions to shareowners:
 Net investment income ............................     (0.10)           --          --           --
 Net realized gain ................................     (2.11)        (0.72)      (1.53)      ( 0.51)
                                                      -------      --------     -------      -------
 Net increase (decrease) in net asset value .......   $  0.74      $  (3.82)    $ (3.58)     $  2.37
                                                      -------      --------     -------      -------
 Net asset value, end of period ...................   $ 15.45      $  14.71     $ 18.53      $ 22.11
                                                      =======      ========     =======      =======
Total return* .....................................     21.11%       (17.68)%     (9.84)%      14.81%
Ratio of net expenses to average net assets+ ......      2.69%         2.28%       2.07%        2.23%
Ratio of net investment loss to average
 net assets+ ......................................     (0.66)%       (0.38)%     (0.30)%      (0.48)%
Portfolio turnover rate ...........................        40%           61%          3%           3%
Net assets, end of period (in thousands) ..........   $21,666      $ 17,976     $22,372      $20,632
Ratios with reduction for fees paid indirectly:
 Net expenses .....................................      2.68%         2.29%       2.05%        2.21%
 Net investment loss ..............................     (0.65)%       (0.39)%     (0.28)%      (0.46)%

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**Annualized.
+ Ratios with no reduction for fees paid indirectly.

                               PIONEER VALUE FUND

                              FINANCIAL HIGHLIGHTS

                                                                                        Six Months
                                                                                          Ended         8/11/04(a)
                                                                                         3/31/05            to
Class Y                                                                                (unaudited)        9/30/04
-------                                                                               -------------   --------------
Net asset value, beginning of period ..............................................     $  18.84        $  18.16
                                                                                        --------        --------
Increase from investment operations:
 Net investment income ............................................................     $   0.06        $   0.02
 Net realized and unrealized gain on investments and foreign currency transactions          1.55            0.66
                                                                                        --------        -------
 Net increase from investment operations ..........................................     $   1.61        $   0.68
                                                                                        --------        -------
Distributions to shareowners:
 Net investment income ............................................................        (0.10)             --
 Net realized gain ................................................................        (2.60)             --
                                                                                        --------        --------
 Net increase (decrease) in net asset value .......................................     $  (1.09)       $   0.68
                                                                                        --------        --------
 Net asset value, end of period ...................................................     $  17.75        $  18.84
                                                                                        ========        ========
Total return* .....................................................................         8.96%           3.74%
Ratio of net expenses to average net assets+ ......................................         0.59%**         0.61%**
Ratio of net investment income to average net assets+ .............................         1.26%**         1.37%**
Portfolio turnover rate ...........................................................           59%**           40%
Net assets, end of period (in thousands) ..........................................     $ 10,187        $  1,872
Ratios with reduction for fees paid indirectly:
 Net expenses .....................................................................         0.59%**         0.61%**
 Net investment income ............................................................         1.26%**         1.37%**

----------
(a) Class Y shares were first publicly offered on August 11, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratio with no reduction for fees paid indirectly.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees and officers of your AmSouth Fund or its affiliates, including personnel of your AmSouth Fund's transfer agent, Pioneer Funds' investment adviser, Pioneer, Pioneer Funds' transfer agent, PIMSS, or by broker-dealer firms. Computer Share Fund Services has been retained to provide proxy solicitation services to the Funds at a cost of approximately $70,000. Pioneer and AmSouth Bancorporation will bear the cost of such solicitation.

Revoking Proxies

     An AmSouth Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

     o by filing a written notice of revocation with your AmSouth Fund's transfer agent, BISYS Fund Services, at P.O. Box 182733, Columbus, Ohio 43218-2733, or

     o by returning a duly executed proxy with a later date before the time of the Meeting, or

     o if a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of your AmSouth Fund (without complying with any formalities) at any time before it is voted.

     Being present at the Meeting alone does NOT revoke a previously executed and returned proxy.

Outstanding Shares

     Only shareholders of record on July 29, 2005 (the "record date") are entitled to notice of and to vote at the Meeting. As of the record date, the following shares of each AmSouth Fund were outstanding.

                                   Shares Outstanding
AmSouth Fund                      (as of July 29, 2005)
------------------------------   ----------------------
  AmSouth Capital Growth Fund
    Class A ....................         2,224,727.889
    Class B ....................           696,232.672
    Class I ....................        21,076,237.841
  AmSouth Large Cap Fund
    Class A ....................         5,913,984.711
    Class B ....................         1,242,270.451
    Class I ....................        10,323,333.802
  AmSouth Enhanced Market Fund
    Class A ....................         2,298,966.084
    Class B ....................           877,735.820
    Class I ....................        12,915,582.200
  AmSouth Value Fund
    Class A ....................         7,487,706.509
    Class B ....................         1,555,119.335
    Class I ....................        18,957,245.060
  AmSouth Mid Cap Fund
    Class A ....................         1,540,940.401
    Class B ....................           581,416.189
    Class I ....................        14,147,746.954
  AmSouth Small Cap Fund
    Class A ....................           968,482.929
    Class B ....................           279,671.146
    Class I ....................        26,124,680.884

                                        Shares Outstanding
AmSouth Fund                           (as of July 29, 2005)
-----------------------------------   ----------------------
  AmSouth International Equity Fund
    Class A .........................         1,707,318,860
    Class B .........................           235,284.410
    Class I .........................        32,805,099.780
  AmSouth Select Equity Fund
    Class A .........................         1,415,836.282
    Class B .........................         1,242,194.179
    Class I .........................         6,063,937.750

Other Business

     Your AmSouth Fund's Board of Trustees knows of no business to be presented for consideration at the Meeting other than Proposals 1(a)-(h). If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

     If, by the time scheduled for the Meeting, a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes "for" the proposals have not been received, the persons named as proxies may propose to adjourn the Meeting with respect to one or more of the Funds to another date and time, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting for that Fund without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original Meeting (in which case the Board of Trustees of your AmSouth Fund will set a new record date), your AmSouth Fund will give notice of the adjourned meeting to its shareholders.

Telephone Voting

     In addition to soliciting proxies by mail, by fax or in person, your AmSouth Fund may also arrange to have votes recorded by telephone by officers and employees of your AmSouth Fund or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. Your AmSouth Fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

  o A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

  o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions.

  o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

  o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

  o If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

  o Touchtone telephone voting information is noted on the enclosed proxy card(s).

Internet Voting

     You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through the tabulator. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These

Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.

     o Read the proxy statement and have your proxy card at hand.

     o Go to the Web site listed on your proxy card.

     o Enter control number found on your proxy card.

     o Follow the simple instructions on the Web site. Please call AmSouth Funds at 1-800-451-8382 if you have any problems.

     o To insure that your instructions have been recorded correctly you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.

     o Internet voting information is noted on the enclosed proxy card(s).

Shareholders' Proposals

     Your AmSouth Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your AmSouth Fund, to Michael C. Daniel, President, AmSouth Funds, c/o AmSouth Bank, 1900 Fifth Avenue North, Birmingham, AL 35203 within a reasonable time before any meeting. If the Reorganization is completed, your AmSouth Fund will not hold another shareholder meeting.

Appraisal Rights

     If the Reorganization of your AmSouth Fund is approved at the Meeting, shareholders of your AmSouth Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the Investment Company Act, which supersede state law. Shareholders of your AmSouth Funds, however, have the right to redeem their Fund shares until the closing date of the Reorganizations.

                   OWNERSHIP OF SHARES OF THE AMSOUTH FUNDS


     To the knowledge of your AmSouth Fund, as of May 31, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the AmSouth Funds.

--------------------------------------------------------------------------------
                                                            Percent of the
                                                            Class Held by
Fund/Class                                No. of Shares      Shareholder
--------------------------------------------------------------------------------
 AMSOUTH CAPITAL GROWTH FUND -- CLASS A
--------------------------------------------------------------------------------
 AMVESCAP NATL TR CO AS AGENT FOR AM        1070750.463          38.96%
 BANK FBO AMSOUTH THRIFT PLAN
 PO BOX 105779
 ATLANTA GA 30348
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST           377488.597          13.73%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST           211229.688           7.69%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 AMSOUTH CAPITAL GROWTH FUND -- CLASS I
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          9494447.536          44.36%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          6607120.324          30.87%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          1961155.966           9.16%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 AMSOUTH ENHANCED MARKET FUND -- CLASS A
--------------------------------------------------------------------------------
 AMVESCAP NATL TR CO AS AGENT FOR AM        1210321.897          51.77%
 BANK FBO AMSOUTH THRIFT PLAN
 PO BOX 105779
 ATLANTA GA 30348
--------------------------------------------------------------------------------
 AMSOUTH ENHANCED MARKET FUND -- CLASS I
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          5170497.283          39.49%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          3172919.272          24.23%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            Percent of the
                                                             Class Held by
Fund/Class                                No. of Shares      Shareholder
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          1300636.003          9.93%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 AMSOUTH GROWTH & INCOME PORTFOLIO          1207905.925          9.22%
 3435 STELZER RD
 ATTN FUND ACCOUNTING
 COLUMBUS OH 43219
--------------------------------------------------------------------------------
 AMSOUTH AGGRESSIVE GROWTH PORTFOLIO         905753.760          6.92%
 3435 STELZER RD
 ATTN FUND ACCOUNTING
 COLUMBUS OH 43219
--------------------------------------------------------------------------------
 AMSOUTH GROWTH PORTFOLIO                    889061.074          6.79%
 3435 STELZER RD
 ATTN FUND ACCOUNTING
 COLUMBUS OH 43219
--------------------------------------------------------------------------------
 AMSOUTH INTERNATIONAL EQUITY FUND CLASS A
--------------------------------------------------------------------------------
 AMVESCAP NATL TR CO AS AGENT FOR AM         797254.163         41.59%
 BANK FBO AMSOUTH THRIFT PLAN
 PO BOX 105779
 ATLANTA GA 30348
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST           113859.081          5.94%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 AMSOUTH INTERNATIONAL EQUITY FUND -- CLASS B
--------------------------------------------------------------------------------
 PERSHING LLC                                 12844.984          5.44%
 ONE PERSHING PLAZA
 14TH FLOOR
 JERSEY CITY NJ 07399
--------------------------------------------------------------------------------
 PERSHING LLC                                 12158.459          5.15%
 ONE PERSHING PLAZA
 14TH FLOOR
 JERSEY CITY NJ 07399
--------------------------------------------------------------------------------
 AMSOUTH INTERNATIONAL EQUITY FUND -- CLASS I
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST         13164141.723         40.32%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST         12757231.053         39.07%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             Percent of the
                                                             Class Held by
Fund/Class                                No. of Shares      Shareholder
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          5128059.560          15.71%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 AMSOUTH LARGE CAP FUND -- CLASS A
--------------------------------------------------------------------------------
 AMVESCAP NATL TR CO AS AGENT FOR AM         915132.986          14.78%
 BANK FBO AMSOUTH THRIFT PLAN
 PO BOX 105779
 ATLANTA GA 30348
--------------------------------------------------------------------------------
 AMVESCAP NATIONAL TRUST CO AS AGENT         353866.656           5.71%
 FOR AMSOUTH BANK FBO BCBS ALABAMA
 PO BOX 105779
 ATLANTA GA 30348
--------------------------------------------------------------------------------
 AMSOUTH LARGE CAP FUND -- CLASS I
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          4711697.773          44.77%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          2591205.997          24.62%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST           877383.765           8.34%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 AMSOUTH MID CAP FUND -- CLASS A
--------------------------------------------------------------------------------
 AMVESCAP NATL TR CO AS AGENT FOR AM         802916.574          48.91%
 BANK FBO AMSOUTH THRIFT PLAN
 PO BOX 105779
 ATLANTA GA 30348
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST            91296.704           5.56%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 AMSOUTH MID CAP FUND -- CLASS I
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          7441208.353          52.27%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          2930649.379          20.59%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             Percent of the
                                                             Class Held by
Fund/Class                                No. of Shares      Shareholder
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          2295303.215          16.12%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 AMSOUTH SELECT EQUITY FUND -- CLASS A
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY              79018.203           5.38%
 200 HOPMEADOW STREET
 SIMSBURY CT 06089
--------------------------------------------------------------------------------
 AMSOUTH SELECT EQUITY FUND -- CLASS I
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          2612223.528          41.08%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          1484146.651          23.34%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST           879827.617          13.84%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 AMSOUTH GROWTH & INCOME PORTFOLIO           474197.822           7.46%
 3435 STELZER RD
 ATTN FUND ACCOUNTING
 COLUMBUS OH 43219
--------------------------------------------------------------------------------
 AMSOUTH AGGRESSIVE GROWTH PORTFOLIO         349432.489           5.50%
 3435 STELZER RD
 ATTN FUND ACCOUNTING
 COLUMBUS OH 43219
--------------------------------------------------------------------------------
 AMSOUTH GROWTH PORTFOLIO                    349007.389           5.49%
 3435 STELZER RD
 ATTN FUND ACCOUNTING
 COLUMBUS OH 43219
--------------------------------------------------------------------------------
 AMSOUTH SMALL CAP FUND -- CLASS A
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST           132743.418          11.61%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST           108121.506           9.46%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  Percent of the
                                                                   Class Held by
Fund/Class                                No. of Shares             Shareholder
--------------------------------------------------------------------------------
 BISYS RETIREMENT SERVICES FBO               102357.551          8.96%
 SAWGRASS ASSET MGMT LLC 401 K PL
 SUITE 300
 DENVER CO 80202
--------------------------------------------------------------------------------
 AMSOUTH SMALL CAP FUND -- CLASS I
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST         15266531.186         58.24%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          5060997.797         19.31%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          3553803.391         13.56%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 AMSOUTH VALUE FUND -- CLASS A
--------------------------------------------------------------------------------
 AMVESCAP NATL TR CO AS AGENT FOR AM        2180962.955         27.62%
 BANK FBO AMSOUTH THRIFT PLAN
 PO BOX 105779
 ATLANTA GA 30348
--------------------------------------------------------------------------------
 AMVESCAP NATIONAL TRUST CO AS AGENT         866126.184         10.97%
 FOR AMSOUTH BANK FBO BCBS ALABAMA
 PO BOX 105779
 ATLANTA GA 30348
--------------------------------------------------------------------------------
 AMSOUTH VALUE FUND -- CLASS I
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          9568628.617         49.61%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          3850594.742         19.96%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          2691930.204         13.96%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------

     As of May 31, 2005, the Trustees and officers of your AmSouth Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of your AmSouth Fund.

     Any shares beneficially owned by AmSouth Bank or other companies controlled by AmSouth Bancorporation (the "AmSouth Companies") and shares over which AmSouth Companies have discretionary voting power will be voted in the manner determined by a special fiduciary independent of the AmSouth Companies.

                   OWNERSHIP OF SHARES OF THE PIONEER FUNDS

     To the knowledge of your Pioneer Fund, as of May 31, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the Pioneer Funds.

--------------------------------------------------------------------------------
                                                         Percentage of
                                                         Class Held by
Fund/Class          Shareholder Name and Address          Shareholder
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Pioneer Fund
--------------------------------------------------------------------------------
 Class B       MLPF&S                                        14.40%
               For the Sole Benefit of its Customers
               Mutual Fund Administration
               4800 Deer Lake Drive East 2nd Floor
               Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------
 Class C       MLPF&S                                        35.36%
               For the Sole Benefit of its Customers
               Mutual Fund Administration
               4800 Deer Lake Drive East 2nd Floor
               Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------
               Citigroup Global Markets Inc.                  8.70%
               Attn Peter Booth
               333 West 24th St. 7th Fl.
               New York, NY 10001-2402
--------------------------------------------------------------------------------
 Class R       ING National Trust, Trustee                   50.01%
               Agreement And AETNA 403 (B) (7)
               Custodial Acct 3/26/97 Trustee for
               Thomas J Botticelli DTD 04/22/1996
               151 Farmington Ave -- TN41
               Hartford, CT 06156
--------------------------------------------------------------------------------
               AETNA Life Insurance & Annuity Co             28.19%
               151 Farmington Ave -- TN41
               Hartford, CT 06156-0001
--------------------------------------------------------------------------------
 Class Y       Pioneer Protected Principal Plus               9.90%
               Fund II
               60 State Street
               Boston, MA 02109-1800
--------------------------------------------------------------------------------
               MLPF&S                                         5.15%
               For the Sole Benefit of its Customers
               Mutual Fund Administration
               4800 Deer Lake Drive East 2nd Floor
               Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------
               State St Bank and Trust Trustee               59.13%
               FBO Pacificorp K Plus Savings Plan
               Trust DTD 1/9/1996
               805 Pennsylvania Ave
               5th Floor, Tower 2
               Kansas City, MO 64105-1307
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            Percentage of
                                                            Class Held by
Fund/Class              Shareholder Name and Address        Shareholder
--------------------------------------------------------------------------------
                    State of Florida Public Employees          10.29%
                    Optional Retirement Program
                    1801 Hermitage Blvd Ste 100
                    Tallahassee, FL 32308-7743
--------------------------------------------------------------------------------
 Investor Class     Charles Schwab & Co Inc.                   17.71%
                    Exclusive Benefit of its Cust.
                    Attn: Mutual Fund Dept.
                    101 Montgomery St.
                    San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
 Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
 Class A            Charles Schwab & Co Inc.                   32.20%
                    Exclusive Benefit of its Cust.
                    Attn: Mutual Fund Dept.
                    101 Montgomery St.
                    San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
                    State Street Bank & Trust Co TTEE          43.87%
                    U/A Dated 02/01/00
                    Lowe's 401 (K) Plan
                    105 Rosemont Rd #1
                    Westwood, MA 02090-2318
--------------------------------------------------------------------------------
 Class B            First Clearing, LLC                        24.97%
                    Michael Reiman TTE
                    Mae Edison C R U TR DTD 6/8/98
                    PO Box 654
                    Palm Beach, FL 33480-0654
--------------------------------------------------------------------------------
                    PIM USA 401 (K) TTEE for                    7.77%
                    Susanne M Berneski
                    4718 Warm Hearth Circle
                    Fairfax, VA 22033-5075
--------------------------------------------------------------------------------
 Class C            MCB Trust Services Cust FBO                50.13%
                    Drew Pearson Marketing Inc.
                    401 (K) Plan
                    700 17th St. Ste 300
                    Denver, CO 80202-3531
--------------------------------------------------------------------------------
                    First Clearing, LLC                         5.49%
                    Michael Reiman TTE
                    Mae Edison C R U TR DTD 6/8/98
                    PO Box 654
                    Palm Beach, FL 33480-0654
--------------------------------------------------------------------------------
                    Wells Fargo Investments LLC                 9.33%
                    625 Marguette Ave S 13th Floor
                    Minneapolis MN 55402-2308
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   Percentage of
                                                                   Class Held by
Fund/Class                      Shareholder Name and Address        Shareholder
--------------------------------------------------------------------------------
                           PIM USA 401 (K) TTEE for                       5.23%
                           Estes Electrical Service
                           David R. Estes
                           806 Boulder DR
                           Prescott, AZ 86303-5251
--------------------------------------------------------------------------------
 Investor Class Shares     Charles Schwab & Co Inc.                      19.02%
                           Exclusive Benefit of its Cust.
                           Attn: Mutual Fund Dept.
                           101 Montgomery St.
                           San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
 Pioneer Mid Cap Value Fund
--------------------------------------------------------------------------------
 Class B                   MLPF&S                                         8.16%
                           For the Sole Benefit of its Customers
                           Mutual Fund Administration
                           4800 Deer Lake Drive East 2nd Floor
                           Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------
 Class C                   MLPF&S                                        18.73%
                           For the Sole Benefit of its Customers
                           Mutual Fund Administration
                           4800 Deer Lake Drive East 2nd Floor
                           Jacksonville, FL 32246-6484
                           Citigroup Global Markets Inc.                  9.61%
                           Attn Peter Booth
                           333 West 24th St. 7th Fl.
                           New York, NY 10001-2402
--------------------------------------------------------------------------------
 Class R                   Hartford Life Insurance Company               33.37%
                           PO Box 2999
                           Hartford, CT 06104-2999
--------------------------------------------------------------------------------
                           ING National Trust, Trustee                    8.54%
                           Agreement And AETNA 403 (B) (7)
                           Custodial Acct 3/26/97 Trustee for
                           Thomas J Botticelli DTD 04/22/1996
                           151 Farmington Ave -- TN41
                           Hartford, CT 06156
--------------------------------------------------------------------------------
                           MLPF&S                                         7.75%
                           For the Sole Benefit of its Customers
                           Mutual Fund Administration
                           4800 Deer Lake Drive East 2nd Floor
                           Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------
                           AETNA Life Insurance & Annuity Co             16.18%
                           151 Farmington Ave -- TN41
                           Hartford, CT 06156-0001
--------------------------------------------------------------------------------
 Class Y                   Capinco C/O US Bank                           13.74%
                           PO Box 1787
                           Milwaukee, WI 53201-1787
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   Percentage of
                                                                   Class Held by
Fund/Class                      Shareholder Name and Address        Shareholder
--------------------------------------------------------------------------------
                           Raymond James & Assoc Inc.                     9.09%
                           FBO Helios Educatio
                           880 Carillon PKWY
                           St Petersburg, FL 33716-1100
--------------------------------------------------------------------------------
                           First Command Bank                            53.08%
                           Attn: Trust Department
                           PO Box 901075
                           Fort Worth, TX 76101-2075
--------------------------------------------------------------------------------
                           MLPF&S                                         6.16%
                           For the Sole Benefit of its Customers
                           Mutual Fund Administration
                           4800 Deer Lake Drive East 2nd Floor
                           Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------
 Investor Class Shares     Charles Schwab & Co Inc.                       5.51%
                           Exclusive Benefit of its Cust.
                           Attn: Mutual Fund Dept.
                           101 Montgomery St.
                           San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
 Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
 Class A                   SEI Private Trust Co                          10.58%
                           C/O Wachovia Bank
                           Attn: Mutual Funds Administrators
                            One Freedom Valley Drive
                           Oaks, PA 19456
--------------------------------------------------------------------------------
                           MLPF&S                                        13.44%
                           For the Sole Benefit of its Customers
                           Mutual Fund Administration
                           4800 Deer Lake Drive East 2nd Floor
                           Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------
 Class B                   MLPF&S                                        15.24%
                           For the Sole Benefit of its Customers
                           Mutual Fund Administration
                           4800 Deer Lake Drive East 2nd Floor
                           Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------
                           Citigroup Global Markets Inc.                  8.29%
                           Attn Peter Booth
                           333 West 24th St. 7th Fl.
                           New York, NY 10001-2402
--------------------------------------------------------------------------------
 Class C                   MLPF&S                                        46.00%
                           For the Sole Benefit of its Customers
                           Mutual Fund Administration
                           4800 Deer Lake Drive East 2nd Floor
                           Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         Percentage of
                                                         Class Held by
Fund/Class          Shareholder Name and Address          Shareholder
--------------------------------------------------------------------------------
               Citigroup Global Markets Inc.                  9.03%
               Attn Peter Booth
               333 West 24th St. 7th Fl.
               New York, NY 10001-2402
--------------------------------------------------------------------------------
 Class R       Wilmington Trust Comp Cust FBO                36.01%
               Grand Lake Ace Hardware, Inc.
               Profit Sharing PL A/C
               C/O Mutual Funds
               PO Box 8971
               Wilmington, DE 19899-8971
--------------------------------------------------------------------------------
               MLPF&S                                        29.36%
               For the Sole Benefit of its Customers
               Mutual Fund Administration
               4800 Deer Lake Drive East 2nd Floor
               Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------
               MCB Trust Services Cust FBO                   34.34%
               Temple Inc 401K Plan
               700 17th St Ste 300
               Denver CO 80202-3531
--------------------------------------------------------------------------------
 Class Y       First Command Bank                            89.34%
               Attn: Trust Dept
               PO Box 901075
               Forth Worth, TX 76101-2075
--------------------------------------------------------------------------------
 Pioneer Value Fund
--------------------------------------------------------------------------------
 Class A       PFPC                                          20.95%
               FBO Primerica Shareholder Services
               211 S Gulf Rd
               King of Prussia, PA 19406
--------------------------------------------------------------------------------
               Nuernberger Lebensversicherung AG              5.88%
               KA-Controlling
               Ostendstr. 100
               D-90334 Nurnberg
               Mittelfr, Germany
--------------------------------------------------------------------------------
 Class R       Circle Trust Co Custodian For                 31.63%
               GoldK Omnibus Account
               401K Plan
               1 Thorndal Cir
               Darien, CT 06820-5421
--------------------------------------------------------------------------------
               Francis Cassidy & Dennis Mathias              65.15%
               TTEES FBO Athletic Clubs
               International 401K PSP
               2729 St Marys Rd
               Ardmore, PA 19003-2026
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               Percentage of
                                                               Class Held by
Fund/Class                   Shareholder Name and Address      Shareholder
--------------------------------------------------------------------------------
 Class Y                   FISERV Securities, Inc.                24.52%
                           Attn: Mutual Funds
                           One Commerce Square
                           2005 Market Street Suite 1200
                           Philadelphia, PA 19103-7084
--------------------------------------------------------------------------------
                           FISERV Securities, Inc.                34.26%
                           Attn: Mutual Funds
                           One Commerce Square
                           2005 Market Street Suite 1200
                           Philadelphia, PA 19103-7084
--------------------------------------------------------------------------------
                           FISERV Securities, Inc.                28.06%
                           Attn: Mutual Funds
                           One Commerce Square
                           2005 Market Street Suite 1200
                           Philadelphia, PA 19103-7084
--------------------------------------------------------------------------------
                           FISERV Securities, Inc.                 5.21%
                           Attn: Mutual Funds
                           One Commerce Square
                           2005 Market Street Suite 1200
                           Philadelphia, PA 19103-7084
--------------------------------------------------------------------------------
 Investor Class Shares     Charles Schwab & Co Inc.                8.92%
                           Exclusive Benefit of its Cust.
                           Attn: Mutual Fund Dept.
                           101 Montgomery St.
                           San Francisco, CA 94104-4122
--------------------------------------------------------------------------------

     As of May 31, 2005, the Trustees and officers of each Pioneer Fund owned less than 1% of the outstanding shares of each Pioneer Fund.


                                     EXPERTS

AmSouth Funds

     The financial statements and financial highlights of each AmSouth Fund incorporated by reference in the respective AmSouth Funds' Annual Report for the most recent fiscal year end have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given on the authority of such firm as experts in accounting and auditing.

Pioneer Funds

     The financial statements and financial highlights of each Pioneer Fund incorporated by reference in the respective Pioneer Fund's Annual Report for the most recent fiscal year end have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given on the authority of such firm as experts in accounting and auditing.

                              AVAILABLE INFORMATION

     The AmSouth Funds and the Pioneer Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

        Exhibit A-1 -- Form of Agreement and Plan of Reorganization (C/D
                                Reorganizations)

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the ___ day of [ ] 2005, by and between Pioneer [ ] Fund, a Delaware statutory trust (the "Acquiring Trust"), on behalf of its sole series Pioneer [ ] Fund (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and AmSouth Funds, a Massachusetts business trust (the "AmSouth Trust"), on behalf of its series [ ] Fund (the "Acquired Fund"), with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)[(C)/(D)] of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A, Class B and Class Y shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund that are both set forth on the Statement of Assets and Liabilities (as defined below) and also included in the calculation of net asset value ("NAV") on the closing date of the Reorganization (the "Closing Date") (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Trust and the AmSouth Trust are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the AmSouth Trust and the Board of Trustees of the Acquiring Trust have determined that the Reorganization is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate NAV equal to the NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the AmSouth Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between the AmSouth Trust and the Acquiring Trust, be provided access to) copies of all records that the AmSouth Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

     (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the AmSouth Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares") held by such Acquired Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the AmSouth Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The AmSouth Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the AmSouth Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the AmSouth Trust.

     2. VALUATION

     2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Fund Share shall be computed by Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") in the manner set forth in the Acquiring Trust's Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The NAV of the Acquired Fund shall be computed by ASO Services Company, Inc. (the "Acquired Fund Administrator") in the manner set forth in the Acquiring Trust's Declaration of Trust, or By-laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

     2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser and the Acquired Fund Administrator, respectively, to deliver a copy of its valuation report to the other party at Closing. All computations of value shall be made by the Acquiring Fund Adviser and the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund, respectively.

     3. CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be [ ], 2005, or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of AmSouth Bank (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the AmSouth Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the AmSouth Trust's records by such officers or one of the AmSouth Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

     4. REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on a disclosure schedule previously provided by the AmSouth Trust to the Acquiring Trust, the AmSouth Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquired Fund is a series of the AmSouth Trust. The AmSouth Trust is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired IFund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the AmSouth Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The AmSouth Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The AmSouth Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the AmSouth Trust's Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the AmSouth Trust is a party or by which the Acquired Fund or any of its assets are bound;

          (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the AmSouth Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

          (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

          (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended July 31, 2005, have been audited by an independent registered public accounting firm retained by the Acquired Fund, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

          (g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended January 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

          (h)(A) For each taxable year of its operation since its inception, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

               (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

               (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

               (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

               (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

               (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

               (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

               (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in paragraph 5.7, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

               (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

               (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date;
          (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

               (K) The Acquired Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;

               (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

               (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

               (N) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law; and

               (O) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

          (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to

     Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

          (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

          (k) The AmSouth Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the AmSouth Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the AmSouth Trust or the Acquired Fund of the transactions contemplated by this Agreement;

          (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

          (p) The prospectus and statement of additional information of the Acquired Fund and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

          (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the AmSouth Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (r) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (s) The tax representation certificate to be delivered by AmSouth Trust on behalf of the Acquired Fund to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on a disclosure schedule previously provided by the Acquiring Trust to the AmSouth Trust, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;


          (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information for the Acquiring Fund used during the three years previous to the date of this Agreement, and any amendment or supplement to any of the foregoing, conform or conformed at the time their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (d) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (e) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (f) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

          (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

          (h) The statement of assets and liabilities of the Acquiring Fund, and the related statements of income and changes in NAV, as of and for the fiscal year ended [ ] have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

          (i) Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, [or its semi-annual report for the period ended ____, 2005], there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund's portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

          (j) (A) For each taxable year of its operation since its inception, the Acquiring Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of
     Section 851(b)(3) of the Code without regard to the last sentence of
     Section 851(d) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

               (B) Within the times and in the manner prescribed by law, the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed; and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

               (C) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

               (D) All Tax Returns filed by the Acquiring Fund constitute complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

               (E) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

               (F) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

               (G) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

               (H) The unpaid Taxes of the Acquiring Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the financial statements referred to in paragraph 4.2(h). All Taxes that the Acquiring Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

               (I) The Acquiring Trust has delivered to AmSouth Trust or made available to AmSouth Trust complete and accurate copies of all Tax Returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund. The Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

               (J) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date;
          (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

               (K) The Acquiring Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

               (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquiring Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

               (M) The Tax bases of the assets of the Acquiring Fund are accurately reflected on the Acquiring Fund's Tax books and records;

               (N) The Acquiring Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on Schedule 4.2;

          (k) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

          (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

          (m) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

          (o) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

          (p) The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange

     Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (q) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (r) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section
     6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5. COVENANTS OF THE FUNDS

     5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The AmSouth Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The AmSouth Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

     5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Acquired Fund ("Statement of Assets and Liabilities") as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the AmSouth Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the AmSouth Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the AmSouth Trust.

     5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

     5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the AmSouth Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section [368(a)(1)(C)/(D)] of the Code and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 Each Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

     6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Trust shall have delivered to the AmSouth Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the AmSouth Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the AmSouth Trust shall reasonably request;

     6.3 The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the Acquiring Trust and the AmSouth Trust, concerning certain tax-related matters with respect to the Acquiring Fund;

     6.4 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The AmSouth Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the AmSouth Trust.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the AmSouth Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The AmSouth Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the AmSouth Trust's Treasurer or Assistant Treasurer;

     7.3 The AmSouth Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the AmSouth Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the AmSouth Trust contained in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

     7.4 The AmSouth Trust on behalf of the Acquired Fund shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the AmSouth Trust and the Acquiring Trust, concerning certain tax-related matters with respect to the Acquired Fund;

     7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the AmSouth Trust and related matters of Kirkpatrick & Lockhart Nicholson Graham LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust; and

     7.6 With respect to the Acquired Fund, the Board of Trustees of the AmSouth Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

     8. FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the AmSouth Trust's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the AmSouth Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code;

     8.6 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

     8.7 The Acquiring Fund shall have made a distribution of at least 80% of its accumulated undistributed realized net capital gains as of seven business days before the Closing Date (the "Determination Date") to its shareholders on or about three business days before the Closing Date; provided that the Acquiring Fund shall not be required to make such distribution if (i) such gains do not exceed 3% of the net assets of the Acquiring Fund on such date, both as determined in accordance with GAAP consistently applied and certified by the Acquiring Fund's Treasurer or Assistant Treasurer, or (ii) the Acquiring Fund shall have been notified by the staff of the Commission in response to a request in accordance with Rule 19b-1(e) under the Investment Company Act that the staff objects to the proposed distribution. If the Acquiring Fund distributes income monthly, the dividend distribution that the Acquiring Fund would make in September 2005 shall have been made to shareholders of record prior to closing.

     9. BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by AmSouth Asset Management Inc. ("AAMI") and the Acquiring Fund Adviser -- and the parties have entered into this Agreement in reliance on such information -- that certain non-parties will pay (with each of AmSouth Bancorporation or AAMI and the Acquiring Fund Adviser being responsible for 50% of such amounts) all proxy statement and solicitation costs of the Funds associated with the Reorganization including, but not limited to, the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement and the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization. Except for the foregoing, the AAMI shall bear the expenses of the Acquired Fund in connection with the transactions contemplated by this Agreement.

     10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Trust and the AmSouth Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

     11. TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the AmSouth Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

          (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

          (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

          (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

          (d) by resolution of the AmSouth Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

          (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2005 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the AmSouth Trust or the Acquired Fund, or the trustees or officers of the AmSouth Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

     12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the AmSouth Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the AmSouth Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

     13. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o AmSouth Asset Management Inc., 1900 Fifth Avenue North, 10th Floor, Birmingham, Alabama 35203, Attention: Andrew Chambless, with copies to Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue, N.W., Washington, DC, 20036-1221, Attention: Clifford J. Alexander, and to the Acquiring Fund, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention: Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109,
Attention: David C. Phelan.

     14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the AmSouth Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Declaration of Trust of the AmSouth Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the AmSouth Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the AmSouth Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Declaration of Trust of the AmSouth Trust, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                                   AMSOUTH FUNDS
                                          on behalf of AMSOUTH [______] FUND


By:                                       By:
   -----------------------------------       -----------------------------------
Name:                                     Name:
Title: [Assistant] Secretary              Title: [Vice] President

Attest:                                   PIONEER [______] FUND
                                          on behalf of PIONEER [______] FUND


By:                                       By:
   -----------------------------------       -----------------------------------

Name: Christopher J. Kelley               Name: Osbert M. Hood
Title: Assistant Secretary                Title: Executive Vice President

Exhibit A-2 -- Form of Agreement and Plan of Reorganization (F Reorganizations)

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the ___ day of [ ], 2005, by and between Pioneer [ ] Fund, a Delaware statutory trust (the "Acquiring Trust"), on behalf of its series Pioneer [ ] Fund (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and AmSouth Funds, a Massachusetts business trust (the "AmSouth Trust"), on behalf of its series AmSouth [ ] Fund (the "Acquired Fund"), with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A, Class B and Class Y shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the closing date of the Reorganization (the "Closing Date") as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Trust and the AmSouth Trust are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the AmSouth Trust has determined that the Reorganization is in the best interests of the Acquired Fund shareholders and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

  1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value ("NAV") equal to the NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the AmSouth Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between the AmSouth Trust and the Acquiring Trust, be provided access to) copies of all records that the AmSouth Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

          (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the AmSouth Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares") held by such Acquired Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the AmSouth Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The AmSouth Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the AmSouth Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the AmSouth Trust.

     2. VALUATION

     2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each class of Acquiring Fund Shares shall be equal to the NAV of the corresponding class of the Acquired Fund Shares as of the Valuation Time. The NAV of the Acquired Fund and of each Class A, B and I share thereof shall be computed by ASO Services Company, Inc. (the "Acquired Fund Administrator") in the manner set forth in the Acquiring Trust's Declaration of Trust, or By-laws, and the Acquiring Fund's then-current prospectus and statement of additional information. Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

     2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by Acquiring Fund Adviser by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquired Fund shall cause the Acquired Fund Administrator to deliver a copy of its valuation report to the Acquiring Fund at Closing. All computations of value shall be made by the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquired Fund.

     3. CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be [______ ], 2005, or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of AmSouth Bank (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the AmSouth Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the AmSouth Trust's records by such officers or one of the AmSouth Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

     4. REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on a disclosure schedule previously provided by the AmSouth Trust to the Acquiring Trust, the AmSouth Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquired Fund is a series of the AmSouth Trust. The AmSouth Trust is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the AmSouth Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The AmSouth Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The AmSouth Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the AmSouth Trust's Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the AmSouth Trust is a party or by which the Acquired Fund or any of its assets are bound;

          (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the AmSouth Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

          (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

          (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended July 31, 2005, have been audited by an independent registered public accounting firm retained by the Acquired Fund, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

          (g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended January 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

          (h) (A) For each taxable year of its operation since its inception, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of
     Section 851(b)(3) of the Code without regard to the last sentence of
     Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

               (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. [The Agreement for the AmSouth International Equity Fund will include an exception for Forms 1099-DIV distributed in January 2005.] The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

               (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

               (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns; [The Agreement for the AmSouth International Equity Fund will include an exception for Forms 1099-DIV distributed in January 2005.]

               (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

               (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

               (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

               (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in paragraph 5.7, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

               (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

               (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date;
          (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

               (K) The Acquired Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;

               (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

               (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

               (N) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law; and

               (O) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

          (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to

     Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

          (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

          (k) The AmSouth Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the AmSouth Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the AmSouth Trust or the Acquired Fund of the transactions contemplated by this Agreement;

          (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

          (p) The prospectus and statement of additional information of the Acquired Fund, and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

          (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the AmSouth Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (r) The Acquired Fund has previously provided to the Acquiring Fund (and at the Closing will provide an update through the Closing Date of such information) data which supports a calculation of the Acquired Fund's total return for all periods since the organization of the Acquired Fund. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulations thereunder and the rules of the NASD;

          (s) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (t) The tax representation certificate to be delivered by AmSouth Trust on behalf of the Acquired Fund to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on a disclosure schedule previously provided by the Acquiring Trust to the AmSouth Trust, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Fund has not commenced operations and will not do so until the Closing. The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

          (g) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

          (h) The Acquiring Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

          (i) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares, nor will the Acquiring Fund have any issued or outstanding shares on or before the Closing Date other than those issued to the Acquiring Fund Adviser or one of its affiliates, which shares shall be redeemed, for an amount equal to the price paid therefor, at or before the Closing;

          (j) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (k) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

          (l) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

          (m) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (n) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section
     6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5. COVENANTS OF THE FUNDS

     5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The AmSouth Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The AmSouth Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

     5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Acquired Fund ("Statement of Assets and Liabilities") as of the Closing Date setting forth the NAV of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the AmSouth Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the AmSouth Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the AmSouth Trust.

     5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

     5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the AmSouth Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of
Section 368(a)(1)(F) of the Code and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying, as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 The Acquired Fund shall prepare, or cause to be prepared, all Tax Returns of the Acquired Fund for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. The Acquired Fund shall make any payments of Taxes required to be made by such Fund with respect to any such Tax Returns.

     6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Trust shall have delivered to the AmSouth Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the AmSouth Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the AmSouth Trust shall reasonably request;

     6.3 The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the Acquiring Trust and the AmSouth Trust, concerning certain tax-related matters with respect to the Acquiring Fund;

     6.4 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The AmSouth Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the AmSouth Trust.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the AmSouth Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The AmSouth Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the AmSouth Trust's Treasurer or Assistant Treasurer;

     7.3 The AmSouth Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the AmSouth Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the AmSouth Trust contained in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

     7.4 The AmSouth Trust on behalf of the Acquired Fund shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the Acquiring Trust and the AmSouth Trust, concerning certain tax-related matters with respect to the Acquired Fund;

     7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the AmSouth Trust and related matters of Kirkpatrick & Lockhart Nicholson Graham LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust; and

     7.6 With respect to the Acquired Fund, the Board of Trustees of the AmSouth Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

     8. FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the AmSouth Trust's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; and

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the AmSouth Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code

     9. BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by AmSouth Asset Management Inc. ("AAMI") and the Acquiring Fund Adviser -- and the parties have entered into this Agreement in reliance on such information -- that certain non-parties will pay (with each of AmSouth Bancorporation or AAMI and the Acquiring Fund Adviser being responsible for 50% of such amounts) all proxy statement and solicitation costs of the Funds associated with the Reorganization including, but not limited to, the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement, and the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization. Except for the foregoing, AAMI shall bear the expenses of the Acquired Fund in connection with the transactions contemplated by this Agreement.

     10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Trust and the AmSouth Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

     11. TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the AmSouth Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

          (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

          (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

          (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

          (d) by resolution of the AmSouth Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

          (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2005 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the AmSouth Trust or the Acquired Fund, or the trustees or officers of the AmSouth Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

  12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the AmSouth Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the AmSouth Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

  13. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o AmSouth Asset Management Inc., 1900 Fifth Avenue North, 10th Floor, Birmingham, Alabama 35203, Attention: Andrew Chambless, with copies to Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue, N.W., Washington, DC 20036-1221, Attention: Clifford J. Alexander, and to the Acquiring Fund, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention: Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109,
Attention: David C. Phelan.

     14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the AmSouth Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Declaration of Trust of the AmSouth Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the AmSouth Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the AmSouth Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Declaration of Trust of the AmSouth Trust, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                                   AMSOUTH FUNDS
                                          on behalf of AMSOUTH [______] FUND


By:                                       By:
   -----------------------------------       -----------------------------------
Name:                                     Name:
Title: [Assistant] Secretary              Title: [Vice] President

Attest:                                   PIONEER [______] FUND
                                          on behalf of PIONEER [______] FUND


By:                                       By:
   -----------------------------------       -----------------------------------
Name: Christopher J. Kelley               Name: Osbert M. Hood
Title: Assistant Secretary                Title: Executive Vice President

           Exhibit B -- Additional Information Pertaining to Pioneer

PORTFOLIO TRANSACTION POLICIES

     All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

     Pioneer may select broker-dealers that provide brokerage and/or research services to a fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934 as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

     The research received from broker-dealers may be useful to Pioneer in rendering investment management services to any of the funds as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to any of the funds. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to any of the funds. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     None of the funds used any brokers affiliated with Pioneer during its most recently completed fiscal year in connection with its portfolio transactions.


SIMILAR FUNDS

     Pioneer serves as the investment adviser to each fund in the Pioneer Family of Funds. The following table identifies other funds in the Pioneer Family of Funds that have similar investment objectives to the Funds described in this Proxy Statement/Prospectus and provides other information regarding the similar funds.

---------------------------------------------------------------------------------------------------------------
                                  Net assets of Fund                     Management fee rate
             Fund               (as of March 31, 2005)      (as a percentage of average daily net assets)
---------------------------------------------------------------------------------------------------------------
 Pioneer AmPac Growth Fund           $ 21,122,317       0.75% of the first $1 billion of the Fund's average
                                                        net assets and 0.70% of the excess over $1 billion.
---------------------------------------------------------------------------------------------------------------
 Pioneer Balanced Fund               $138,289,597       0.65% of the Fund's average net assets up to $1
                                                        billion, 0.60% of the next $4 billion; and 0.55% of
                                                        the excess over $5 billion.
---------------------------------------------------------------------------------------------------------------
 Pioneer Equity Income Fund          $959,952,939       0.60% of the Fund's average net assets up to $10
                                                        billion and 0.575% on the assets over $10 billion.
---------------------------------------------------------------------------------------------------------------
 Pioneer Growth Leaders Fund         $ 35,682,075       0.75% of the first $1 billion of the Fund's average net
                                                        assets and 0.70% of the excess over $1 billion.
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                          Net assets of Fund                      Management fee rate
                 Fund                   (as of March 31, 2005)       (as a percentage of average daily net assets)
--------------------------------------------------------------------------------------------------------------------------
 Pioneer Growth Shares                       $641,452,946       0.70% of the Fund's average net assets up to
                                                                $500 million, 0.65% of the next $500 million and
                                                                0.625%of the excess over $1 billion +/-0.10%
                                                                depending on performance vs. Russell 1000 Index.
--------------------------------------------------------------------------------------------------------------------------
 Pioneer Independence Fund                   $297,006,363       0.75%
--------------------------------------------------------------------------------------------------------------------------
 Pioneer International Equity Fund           $ 70,567,529       1.00% of the Fund's average net assets up to $300
                                                                million, 0.85% of the next $200 million and 0.75%
                                                                of the excess over $500 million.
--------------------------------------------------------------------------------------------------------------------------
 Pioneer International Value Fund            $149,193,961       1.00% of the Fund's average net assets up to $300
                                                                million, 0.85% of the next $200 million and 0.75%
                                                                of the excess over $500 million.
--------------------------------------------------------------------------------------------------------------------------
 Pioneer Large Cap Growth Fund               $  1,691,675       0.75%
--------------------------------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Growth Fund                 $555,333,842       0.625% +/-.20% depending on performance vs. S&P
                                                                Mid Cap 400 Index.
--------------------------------------------------------------------------------------------------------------------------
 Pioneer Oak Ridge Small Cap                 $170,125,644       0.85% of the first $1 billion of the Fund's average
 Growth Fund                                                    net assets and 0.80% of the excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------------
 Pioneer Research Fund                       $ 23,134,484       0.75% of the first $1 billion of the Fund's average
                                                                net assets and 0.70% of the excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------------
 Pioneer Select Equity Fund                  $    528,795       0.75%
--------------------------------------------------------------------------------------------------------------------------
 Pioneer Small and Mid Cap                   $ 56,864,340       0.85% of the first $1 billion of the Fund's average
 Growth Fund                                                    net assets and 0.80% of the excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------------
 Pioneer Small Cap Value Fund                $639,692,666       0.85%
--------------------------------------------------------------------------------------------------------------------------
 Pioneer Small Company Fund                  $181,304,365       0.85%
--------------------------------------------------------------------------------------------------------------------------
 Pioneer Strategic Growth Fund               $ 33,528,773       0.75% of the first $1 billion of the Fund's average
                                                                net assets and 0.70% of the excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------------
 Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------------------------------------------------
 Pioneer Balanced VCT Portfolio              $ 45,294,667       0.65%
--------------------------------------------------------------------------------------------------------------------------
 Pioneer Equity Income VCT Portfolio         $297,403,668       0.65%
--------------------------------------------------------------------------------------------------------------------------
 Pioneer Fund VCT Portfolio                  $560,671,869       0.65%
--------------------------------------------------------------------------------------------------------------------------
 Pioneer Growth Shares VCT Portfolio         $ 37,553,901       0.70%
--------------------------------------------------------------------------------------------------------------------------
 Pioneer International Value                 $ 25,843,084       1.00%
 VCT Portfolio
--------------------------------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Value VCT Portfolio         $890,841,912       0.65%
--------------------------------------------------------------------------------------------------------------------------
 Pioneer Oak Ridge Large Cap                 $  6,346,744       0.75% of the first $1 billion of the Fund's average
 Growth VCT Portfolio                                           net assets and 0.70% of the excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------------
 Pioneer Papp America-Pacific Rim            $  1,703,894       0.75% of the first $1 billion of the Fund's average
 VCT Portfolio                                                  net assets and 0.70% of the excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------------
 Pioneer Papp Small and Mid Cap              $  3,445,634       0.75% of the first $1 billion of the Fund's average
 Growth VCT Portfolio                                           net assets and 0.70% of the excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                  Net assets of Fund                  Management fee rate
             Fund               (as of March 31, 2005)   (as a percentage of average daily net assets)
---------------------------------------------------------------------------------------------------------------
 Pioneer Small Cap Value              $80,060,269               0.75%
 VCT Portfolio
---------------------------------------------------------------------------------------------------------------
 Pioneer Small Company                $13,328,005               0.75%
 VCT Portfolio
---------------------------------------------------------------------------------------------------------------
 Pioneer Value VCT Portfolio          $13,065,738               0.75%
---------------------------------------------------------------------------------------------------------------

          Exhibit C -- Portfolio Manager's Discussion of Performance

PIONEER OAK RIDGE LARGE CAP GROWTH FUND

Performance Update 11/30/04 Class A Shares

Share Prices and Distributions

                                             11/30/04            11/30/03
Net Asset Value per Share                    $ 12.51             $ 11.18

Distributions per Share       Net            Short-Term          Long-Term
(12/1/03 - 11/30/04)          Investment     Capital Gains       Capital Gains
                              Income
                              $ --           $   --              $   --

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.


(THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL
DOCUMENT.)

3/99             9,425     10,000
                 9,460     11,340
11/00           10,555     10,029
                 9,430      7,744
11/02            8,161      5,987
                 9,025      6,990
11/04           10,099      7,397

Average Annual Total Returns
(As of November 30, 2004)

Period             Net Asset Value     Public Offering Price (POP)
----------------   -----------------   ----------------------------
Life-of-Class
(3/1/99)                  1.79%                0.75%
5 Years                   1.31                 0.12
1 Year                   11.90                 5.48

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Effective 2/17/04, the maximum sales charge for Class A shares is 5.75%. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 1, 1999 to February 13, 2004 is the performance of Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class B and Class C shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth fund was created through the reorganization of predecessor Oak Ridge Funds, Inc. on February 13, 2004.

The Russell 1000 Growth Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

Performance Update 11/30/04 Class B Shares

Share Prices and Distributions

                                             11/30/04            2/17/04
Net Asset Value per Share                    $ 12.44             $ 11.86

Distributions per Share       Net            Short-Term          Long-Term
(2/17/04 - 11/30/04)          Investment     Capital Gains       Capital Gains
                              Income
                              $ --           $   --              $   --

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index.

(THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL
DOCUMENT.)

3/99            10,000    10,000
                 9,990    11,340
11/00           11,062    10,029
                 9,809     7,744
11/02            8,425     5,987
                 9,248     6,990
11/04           10,273     7,397

Average Annual Total Returns
(As of November 30, 2004)

Period             If Held     If Redeemed
----------------   ---------   ------------
Life-of-Class
(3/1/99)           $1.04            0.87%
5 Years             0.56            0.37
1 Year             11.09            7.09

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. "If redeemed" returns reflect deduction of applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4% and declines over six years. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 1, 1999 to February 13, 2004 is the performance of Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class B shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth fund was created through the reorganization of predecessor Oak Ridge Funds, Inc. on February 13, 2004. The Russell 1000 Growth Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

Performance Update 11/30/04 Class Y Shares

Share Prices and Distributions

                                             11/30/04            8/11/04
Net Asset Value per Share                    $ 12.53             $ 11.33
Distributions per Share       Net            Short-Term          Long-Term
(8/11/04 - 11/30/04)          Investment     Capital Gains       Capital Gains
                              Income
                              $ --           $   --              $   --

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

(THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL
DOCUMENT.)

8/04            10,000    10,000
11/04           10,783    10,605

Average Annual Total Returns
(As of November 30, 2004)

Period             If Held     If Redeemed
----------------   ---------   ------------
Life-of-Class
(8/10/04)            1.82%         1.82%
5 Years              1.35          1.35
1 Year              12.07         12.07

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


Performance for periods prior to the inception of Y shares reflects the NAV performance of the Fund's A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to A shares. Since fees for A shares are generally higher than those of Y shares, the performance shown for Y shares prior to their inception would have been higher. Class A shares are used as a proxy from 3/1/99 to 8/10/04. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends, and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares. The performance of each class of the Fund from March 1, 1999 to February 13, 2004 is the performance of Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth fund was created through the reorganization of predecessor Oak Ridge Funds, Inc. on February 13, 2004. The Russell 1000 Growth Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

Portfolio Management Discussion 11/30/04

      In the following interview, David Klaskin, Pioneer Oak Ridge Large Cap Growth Fund's Lead Portfolio Manager, discusses the factors that influenced performance for the twelve months ended November 30, 2004.

Q:   How did the U.S. stock market perform during the Fund's fiscal year?

A: Stocks performed very well during the past year, as continued global growth, favorable earnings results and improving corporate balance sheets combined to form a solid foundation for the market. While stocks provided a reasonable return, their upward path was very choppy due to weakness in the second and third quarters. During this time, the market was pressured by a litany of concerns that included geopolitical tensions, soaring oil prices and rising U.S. interest rates. Investors, therefore, began to rotate into higher-quality stocks with solid fundamentals, and away from the riskier stocks that had been top performers during 2003 and the first quarter of this year. This shift was a positive for the Fund, given our focus on higher quality, fundamentally sound companies.

Q:   How did Pioneer Oak Ridge Large Cap Growth Fund perform?

A: Class A shares of the Fund produced a total return of 11.90% at net asset value for the twelve-month period ended November 30, 2004, outpacing the 5.83% return of the Russell 1000 Growth Index. The Fund's Class A shares finished in the top 7% of the 647 funds in the Lipper Large Cap Growth Funds peer group for the one-year period. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. We are pleased that the Fund has performed well both on an absolute basis and relative to its benchmark and peer group. While past performance is no guarantee of future results, of course, we believe the Fund's strong showing is the result of our disciplined investment style. Like all growth managers, we look for companies with accelerating earnings. However, we also require that two other important factors be in place. First, our research must indicate to us that an issue's earnings growth is sustainable. And second, the stocks we purchase must be reasonably valued in our view, since even fast-growing stocks can be very risky if they are purchased at too rich of a price. We believe this approach is the best way to find companies that are poised to perform well over a three- to five-year time horizon.

Q: How is the Fund positioned in the two largest industry sectors in the Russell 1000 Growth Index: technology and health care?

A: We added significant relative value through our approach to the technology sector, which underperformed the general market due to the prospect of slowing sales growth in 2005. In this environment, our relatively conservative positioning -- i.e., our focus on reasonably valued, blue chip companies within the sector -- paid off. In addition, performance was helped by the fact that technology is the Fund's largest sector underweight (a weighting below that of the benchmark). Two of the Fund's top performers in technology were Qualcomm, whose business model of earning royalties for its wireless communications technology has enabled the stock to perform well amid broader tech weakness; and Dell Computer, which continues to gain market share from its competitors. The portfolio also was helped by being underweight in the more cyclical areas within technology, such as semiconductors. In particular, our decision to avoid Intel -- which underperformed by a wide margin during the period -- proved to be a distinct positive for performance. Turning to health care, we added significant value through our decision to avoid the large-cap pharmaceuticals sector. Although these stocks are now as inexpensive as they were following President Clinton's attempt at sweeping health care reform in 1993, we believe there are not enough new drugs in the pipeline to make up for the lost revenues from drugs that are coming off patent protection. We looked instead for opportunities among service providers and equipment companies, such as Zimmer Holdings -- a leading manufacturer of orthopedic products. Zimmer declined in the third quarter on weaker than expected earnings, prompting us to trim the position, but the stock was a strong contributor for the full year. On the negative side, the generic drug maker Teva Pharmaceuticals was one of the Fund's leading detractors. We continue to hold the stock, however, as we remain confident in its longer term prospects.

Q:   What other elements of the Fund's positioning affected performance?

A: Energy stocks performed very well during the period, as the rising prices of oil and gas boosted profits for companies in the sector. The Fund was helped by both an overweight position and strong stock selection within the group. We received strong performance from XTO Energy, which has demonstrated the ability to manage its business effectively even during difficult times. Apache, an exploration and production company that reported record production and 57% earnings growth during the third quarter, also performed very well for the Fund. In the consumer discretionary area, the online auction company eBay provided stellar performance. eBay has emerged as a true "category killer," meaning that there is no other company that has come close to being able to establish a stronghold in its market space. While the company's fundamentals remain strong, we have begun to trim the position on the basis of its valuation. Specialty retailers such as Staples and Best Buy also contributed positively to performance. A key detractor within the consumer discretionary group was IAC/InteractiveCorp, which integrates a variety of online businesses. While we believed this would allow the company to benefit from increased online activity, the stock fell following the release of disappointing second quarter results. In the financial sector, we have gradually reduced the presence of companies that are sensitive to interest rate movements -- such as traditional banks -- given that the Federal Reserve is likely to continue raising rates. At the same time, we have maintained the Fund's positions in stocks with more diversified business lines that have the potential to benefit from continued strength in the economy, such as Sallie Mae and American Express. A top performer among financials was Popular, which holds a strong market position within Latin America and the fast-growing Hispanic population in the United States.

Q:   What is your outlook for the stock market?

A: There are a number of factors that continue to work in the market's favor, including steady worldwide growth, the improvement in corporate balance sheets and companies' growing focus on dividends and share buybacks. However, the risks to market performance, which include rising interest rates and the potential for geopolitical disruptions, remain firmly in place. As a result, we think the post-bubble rally in lower-quality, higher-risk companies has likely run its course, and this should translate into a continued investor preference for higher quality companies with strong fundamentals. In this environment, we believe we can continue to add value through our disciplined, selective approach to investing. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of funds holding more securities.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER FUND

PERFORMANCE UPDATE 12/31/04 Class A Shares

Share Prices and Distributions

                                              12/31/04            12/31/03
Net Asset Value per Share                     $ 42.06             $ 38.00

Distributions per Share       Income          Short-Term          Long-Term
(1/1/04 - 12/31/04)           Dividends       Capital Gains       Capital Gains
                              $  0.3363       $   --              $   --

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Fund at public offering price, compared to that of the Standard & Poor's (S&P) 500 Index.

(THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL
DOCUMENT.)

12/94            9,425       10,000
                11,937       13,752
12/96           14,288       16,904
                19,785       22,541
12/98           25,522       28,986
                29,509       35,083
12/00           29,544       31,895
                26,256       28,114
12/02           20,937       21,903
                26,082       28,181
12/04           29,116       31,245

Average Annual Total Returns
(As of December 31, 2004)

Period           Net Asset Value     Public Offering Price (POP)
--------------   -----------------   ----------------------------
Life-of-Class
10 Years               11.95%                11.21%
5 Years                -0.27                 -1.44
1 Year                 11.64                  5.21

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Performance Update 12/31/04 Class B Shares

Share Prices and Distributions

                                            12/31/04            12/31/03
Net Asset Value per Share                   $ 41.15             $ 37.18

Distributions per Share       Income        Short-Term          Long-Term
(1/1/04 - 12/31/04)           Dividends     Capital Gains       Capital Gains
                              $ --          $   --              $   --

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Fund, compared to that of the Standard & Poor's (S&P) 500 Index.

(THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL
DOCUMENT.)

7/96            10,000       10,000
                10,991       11,168
                15,079       14,892
12/98           18,275       18,151
                22,094       23,180
12/00           21,927       21,070
                19,323       18,568
12/02           15,274       14,466
                18,854       18,612
12/04           20,867       20,636

Average Annual Total Returns
(As of December 31, 2004)

Period             If Held     If Redeemed
----------------   ---------   ------------
Life-of-Class
(7/1/99)            9.04%        9.04%
5 Years            -1.14        -1.14
1 Year             10.68         6.68

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Performance Update 12/31/04 Class Y Shares
Share Prices and Distributions

                                              12/31/04            12/31/03
Net Asset Value per Share                     $ 42.16             $ 38.09

Distributions per Share       Income          Short-Term          Long-Term
(1/1/04 - 12/31/04)           Dividends       Capital Gains       Capital Gains
                              $ 0.5142        $   --              $   --

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Fund, compared to that of the Standard & Poor's (S&P) 500 Index.

(THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL
DOCUMENT.)

5/99             10,000       10,000
                 10,800       11,099
12/00            10,854       10,089
                  9,687        8,891
12/02             7,758        6,927
                  9,708        8,912
12/04            10,886        9,882

Average Annual Total Returns
(As of December 31, 2004)


Period             If Held      If Redeemed
--------------   -----------   ------------
Life-of-Class
10 Years            12.22%        12.22%
5 Years              0.16          0.16
1 Year              12.15         12.15

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Y shares reflects the NAV performance of the Fund's A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to A shares. Since fees for A shares are generally higher than those of Y shares, the performance shown for Y shares prior to their inception (5/6/99) would have been higher. Class A shares are used as a proxy from 2/13/ 1928 to 5/6/99. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Portfolio Management Discussion 12/31/04

      In the following discussion, John Carey, portfolio manager of Pioneer Fund, reviews the past year and gives an overview of Pioneer Fund's performance over that period.

Q: How did the Fund perform versus its benchmark and peer group? To what do you attribute the performance?

A: Pioneer Fund achieved respectable returns in 2004. Class A shares rose 11.64%, at net asset value for the calendar year. Most of the gain came in the fourth quarter, which saw the Class A shares rise 9.69%. By comparison, the Standard & Poor's (S&P) 500 Index, an unmanaged index of the general stock market, increased by 11.04% for the year and 9.23% in the fourth quarter, and the average fund in the Lipper Large-Cap Core category appreciated by 7.79% for the year and 8.86% in the fourth quarter. For the second half of 2004, the corresponding numbers were: +9.41% at net asset value for Pioneer Fund; +7.19% for the S&P 500 Index; and +5.64% for the average fund in the Lipper Large-Cap Core category. After a halting start to the year in the first half, the market performed well in the second half, and Pioneer Fund more than kept pace. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Looking back at our June 30 shareholder letter, we read our description of a market apparently in disarray, but with some discernible trends. Principally we noted the disappointing performance of some of the market darlings of the previous year, 2003, especially in technology, as investors during 2004 rotated into more moderately priced shares with dividends and more stable earnings. While it looked as though investors did not know what to do amidst all of their worries about rising interest rates, the war in Iraq, the weak dollar, rising oil prices, terrorist threats, and the upcoming Presidential election, they did in fact have a pretty clear idea. Seeking security in dividends and modest valuations, and also in companies likely to benefit from some of the circumstances causing their worries, investors heavily bought and drove up the prices of energy, utility, industrial, and materials stocks. The fourth-quarter rally broadened somewhat towards the end of the year, but overall, 2004 was distinctly the year of the "old economy." Many of the best-performing stocks were in industries like coal, copper, and iron-ore mining, oil and gas, railroads, steel, hotels and lodging, building materials, machinery, home construction, and ocean shipping. Our founder, Philip Carret, would have been quite comfortable in the market of 2004 because without exception all of those industries also existed, and were prospering, in the year of his birth, 1896. For Pioneer Fund, the better-than-average performance was derived both from our solid weightings in many of the old-economy stocks, especially in energy, industrials, and materials, and from our good stock selection in the four sectors that underperformed the S&P 500 average, consumer staples, financials, health care, and information technology. Among our best-performing stocks were Norfolk Southern and PACCAR in industrials and
     T. Rowe Price in financials, but we also benefited from having only modest relative exposure to Pfizer and Cisco Systems (which we sold during the year) and no holdings of Coca-Cola, all stocks that did poorly. We did suffer from having above-market weightings in two of the dismal semiconductor names, Applied Materials and Texas Instruments, but on the whole we managed to avoid most of the "disaster" stocks. We were particularly pleased that consumer discretionary, the sector we had highlighted in our annual report for 2003 as the "major culprit" in our relative underperformance versus the S&P during that year, was a positive contributor to Fund performance in 2004. Three of our largest gains were from stocks in that sector: McGraw-Hill, Target, and John Wiley & Sons.

Q:   What changes did you make to the portfolio during the second half?

A: The list of 32 additions to and 10 deletions from the portfolio in the second half of 2004 makes it look as though the period was a singularly busy one for Pioneer Fund. Actually it was just a normally busy time, but due to the merger of an acquired fund, the Safeco Core Equity Fund, into Pioneer Fund during December, we ended up with some 20 new, transferred positions. Most of the Safeco fund, totaling about $700 million in assets, overlapped with positions already owned in Pioneer Fund, but we inherited the others as well. Rather than "throwing them all out with the wash," we thought that we would take our time to study them in the expectation that some might prove to be worthwhile longer-term holdings for Pioneer Fund. The merger itself marked an exciting increase to the asset base of Pioneer Fund, and also to our shareholder family. To our new, formerly Safeco fund shareholders, a hearty welcome! The total effect of the portfolio activity on sector weights was modest, with no sector weighting going up or down by as much as 2%. Materials, industrials, consumer discretionary, information technology, and telecommunications services all increased as a percentage of the Fund portfolio, and energy, consumer staples, health care, financials, and utilities all decreased. As examples, in materials we added: BHP Billiton, a major Australian-based mining and minerals company; Inco, the Canadian nickel producer; and Newmont Mining, a leading gold miner. Two new materials names came from the Safeco fund, Praxair, supplier of industrial gases, and Ball, a packaging company. Among industrials, Northrup Grumman and Ingersoll-Rand were both Safeco holdings, and in the case of consumer discretionary, five of the eight new stocks came from the Safeco fund. The two largest additions, however, were our own purchases, Nordstrom and Gap, both of them retailing companies showing signs of meaningful operational improvement over the past couple of years. Information technology rose somewhat with: our purchase of Veritas Software, which has received a merger proposal from another portfolio company, Symantec; the receipt of shares of Freescale Semiconductor from our holding Motorola; and the inclusion of EMC, an information storage specialist, from the Safeco fund. Telecommunications saw one purchase by us, Nextel Communications, and two additions attributable to the Safeco fund, CenturyTel and Verizon. Subsequent to our purchase of Nextel, the company entered into merger discussions with Sprint. In regard to the sectors where the weightings decreased, the reasons in some cases had to do with weaker relative share-price performance and in other cases with sales from the portfolio. In energy, we realized a gain on a large position in Smith International and replaced it with a smaller holding of Schlumberger. With consumer staples, despite the addition of two small positions from the Safeco portfolio, Kellogg and Kimberly Clark, the sector declined as a percent of the Fund due to underperformance versus the market averages. In the case of health care, it was a combination of selling in excess of purchasing and woeful stock performance from some of the pharmaceuticals, especially Mylan Labs, which announced an acquisition that many investors thought ill conceived. During the six months, we realized significant percentage gains on our sales of Biomet and Wellpoint Health Networks, while adding two names in the health-care equipment and supplies industry, Stryker and Medtronic, and one name in biotechnology, Amgen. Medtronic and Amgen were both from the Safeco fund. Financials saw SouthTrust stock exchanged for shares of Wachovia in a merger and our shares of Charter One Financial acquired for cash by the Royal Bank of Scotland. We sold our position in St. Paul Travelers after discouragement over the company's need to set up additional reserves following the merger creating the company. Finally, in utilities, we sold a position in Vectren and received a smaller position in Exelon from the Safeco fund. We have not listed every change, but rather have mentioned the more significant ones and summarized the impact on the portfolio.

Q:   What is your outlook for 2005?

A: The economic outlook appears favorable over the coming year. Interest rates are expected to continue rising, but not so fast that they should present impediments to further economic growth.

     Earnings growth will moderate somewhat, which is normal as a business cycle lengthens, but should still be adequate to fuel additional share-price advances. Federal tax law, with the maximum 15% tax rate on qualified dividends and long-term capital gains, is likewise favorable to the stock market. Of course there are concerns, including energy and other commodity prices and the high trade and Federal budget deficits. At some point, too, investors will begin looking ahead to the next downturn in the economy and thinking about ways to position themselves more defensively. A lot rides on the length of the current business cycle. That is, will this be a "normal" cycle of four years or thereabouts, or could it become another extended cycle like the one of the 1990s, which continued for more than six years? Making the forecasting even more difficult is the unusual circumstance that this is a wartime cycle, with some economic activity not conforming to more predictable business patterns. We are somewhat inclined to the view that this will be an extended cycle, due to the excruciatingly slow start to the recovery this time around and the persisting cautiousness of many corporate managements. There generally have to be signs of "excesses" before an economy rolls over, and we are not speaking of the recent $44 million apartment sale in New York City or the advertised pricing of some luxury cars above $300,000. Rather we are speaking of excessive hiring and capital spending, leading to unneeded productive capacity, unsellable inventory, and superfluous workers, and none of that has popped up yet at least on our radar screen. So we think that we have some reasonable amount of time ahead of us for making money in the market. As always, though, we are mainly interested in companies that have the financial and management strengths to survive and do well regardless of the economic climate, and especially companies with the potential, as well as a plan and the management commitment, to do better than they have in the past. A good economy creates more opportunities for such companies to achieve improved results.

     Thank you very much for your interest and support.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER MID CAP VALUE FUND

Performance Update 10/31/04 Class A Shares

Share Prices and Distributions

                                             10/31/04            10/31/03
Net Asset Value per Share                    $ 25.57             $ 22.25


Distributions per Share       Net            Short-Term          Long-Term
(11/1/03 - 10/31/04)          Investment     Capital Gains       Capital Gains
                              Income
                              $ --           $  0.2084           $  0.3145

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund at public offering price, compared to that of the Russell Midcap Value Index.

Value of $10,000 Investment

  [The following is represented as a mountain chart in the printed materials.]

               Pioneer           Russell
               Mid-Cap            Midcap
             Value Fund         Value Fund
10/94            9,425           10,000
                11,248           12,245
10/96           12,723           14,836
                15,608           19,652
10/98           14,244           20,782
                15,672           21,967
10/00           18,807           24,572
                19,155           24,236
10/02           18,007           23,514
                23,666           31,383
10/04           27,842           37,576

Average Annual Total Returns
(As of October 31, 2004)

Period           Net Asset Value     Public Offering Price (POP)
--------------   -----------------   ----------------------------
Life-of-Class
10 Years                11.44%              10.78%
5 Years                 12.18               10.86
1 Year                  17.65               10.87

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Performance Update 10/31/04 Class B Shares


Share Prices and Distributions

                                             10/31/04            10/31/03
Net Asset Value per Share                    $ 23.32             $ 20.48

Distributions per Share       Net            Short-Term          Long-Term
(11/1/03 - 10/31/04)          Investment     Capital Gains       Capital Gains
                              Income
                              $ --           $  0.1778           $  0.3145

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to that of the Russell Midcap Value Index.

Value of $10,000 Investment

  [The following is represented as a mountain chart in the printed materials.]

               Pioneer           Russell
               Mid-Cap            Midcap
             Value Fund         Value Fund
10/94           10,000           10,000
                11,842           12,245
10/96           13,294           14,836
                16,179           19,652
10/98           14,664           20,782
                16,000           21,967
10/00           19,047           24,572
                19,240           24,236
10/02           17,940           23,514
                23,373           31,383
10/04           27,262           37,576

Average Annual Total Returns
(As of October 31, 2004)

Period       If Held       If Redeemed
----------   -----------   ------------
10 Years       10.55%        12.22%
5 Years        11.25         11.12
1 Year         16.64         12.64

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. "If redeemed" returns reflect deduction of applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4% and declines over six years. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Performance Update 10/31/04 Class Y Shares

Share Prices and Distributions

                                             10/31/04            10/31/03
Net Asset Value per Share                    $ 26.17             $ 22.73

Distributions per Share       Net            Short-Term          Long-Term
(11/1/03 - 10/31/04)          Investment     Capital Gains       Capital Gains
                              Income
                              $ --           $  0.2913           $  0.3145

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to that of the Russell Midcap Value Index.

Value of $10,000 Investment

  [The following is represented as a mountain chart in the printed materials.]

               Pioneer           Russell
               Mid-Cap            Midcap
             Value Fund         Value Fund
 7/98           10,000           10,000
                 9,685            8,861
                10,237            9,795
10/00           11,451           11,809
                11,295           12,088
10/02           10,959           11,418
                14,626           15,081
10/04           17,510           17,829

Average Annual Total Returns
(As of October 31, 2004)

Period       If Held       If Redeemed
----------   -----------   ------------
10 Years       11.79%        11.79%
5 Years        12.73         12.73
1 Year         18.23         18.23

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Performance for periods prior to the inception of Y shares reflects the NAV performance of the Fund's A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to A shares. Since fees for A shares are generally higher than those of Y shares, the performance shown for Y shares prior to their inception would have been higher. Class A shares are used as a proxy from 7/25/90 to 7/2/98. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins 7/31/98. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Portfolio Management Discussion 10/31/04

      Investors reacted to a variety of different influences during the 12-month period ended October 31, 2004, but the dominant trend in the market was for stock prices to move higher as the economy expanded and corporate profits grew. During the period, mid-cap stocks tended to outperform both large-cap and small-cap stocks, and value stocks outperformed growth stocks. In the following discussion, Rod Wright, leader of the team that manages Pioneer Mid Cap Value Fund, provides an update on the Fund, its investment strategies and the economic environment during the 12-month period.

Q:   How did the Fund perform?

A: The Fund did well, outperforming the average return of competitive funds despite trailing the benchmark Russell Midcap Value Index. The Fund's Class A shares had a total return of 17.65% for the 12 months ended October 31, 2004, while Class B and Class C shares returned 16.64% and 16.60%, respectively, all at net asset value. During the same period, the Russell Midcap Value Index gained 19.74%, while the average return of the 228 funds in Lipper's Mid-Cap Value category was 15.64%.

Q:   What were the principal factors affecting Fund performance?

A: The market began the period, in the final quarter of calendar 2003, building on the rally that had characterized much of 2003, with stock prices rising amid expectations that the economy was entering a period of sustained economic growth. The surge continued through early spring of 2004, when investors began to be concerned about a host of other influences, including high stock valuations, the instability in Iraq, political uncertainty and rapidly rising oil prices. The combination of these concerns stalled the rally until late in the period, when prices again advanced amid renewed optimism about the strength of the economy. The Fund's selections in technology, energy, consumer discretionary and telecommunications services helped support strong performance, while investments in industrials and financial services tended to detract from performance. The underperformance of the Fund, relative to the Russell Midcap Value Index, was primarily due to the absence of any investments in real estate investment trusts (REITs), part of the financial services sector. The Fund's defensive positioning in the financial services sector also held back performance, as market interest rates did not increase by as much as we had anticipated and many banks and other interest rate sensitive companies continued to perform well.

Q: What were some of the individual investments that most influenced performance?

A: Foot Locker, a specialty retailer focusing on athletic apparel, was a major contributor to performance, as its earnings accelerated. Transocean, the world's largest offshore oil-drilling company, posted big gains, as world oil prices advanced, stimulating drilling activity. Phelps Dodge, the world's second largest copper mining company, was another major contributor, as the prices of copper and other basic materials climbed because of surging economic growth throughout the world. Foot Locker remained the Fund's largest single holding at the end of the fiscal year, while we also continued to hold both Transocean and Phelps Dodge. Other investments that added to returns include: NCR, which develops and produces electronic processing equipment; Becton, Dickinson, a medical products company, Occidental Petroleum, an integrated petroleum company; and Providian Financial, which specializes in credit cards. The Fund still owned these stocks at the period's end. Two holdings were the subjects of acquisitions at premiums to their stock valuations, significantly helping performance. Charter One Financial, which operates banks in nine Eastern and Midwestern states, was acquired by Citizens Financial, a subsidiary of the Royal Bank of Scotland. Apogent Technologies, which produces devices and equipment for clinical and research laboratories, was purchased by Fisher Scientific International.

Q:   What were some of the investments that detracted from performance?

A: In addition to the Fund's defensive positioning in the financial services sector and lack of exposure to REITs, performance relative to the benchmark Russell Midcap Value Index was hurt by not owning several strongly performing stocks, notably TXU, a Texas based utility, and Apple Computer. Other investments that proved to be disappointments for the fiscal year included: PMI Group, an insurer of residential mortgages and Mattel, the toy company.

Q:   What is your investment outlook?

A: We are reasonably optimistic about the economy and investment opportunities in the stock market. The economy is expanding at a healthy rate, job growth has begun to accelerate, interest rates remain low by historical standards, and inflation continues to be restrained. Stock valuations also appear to be reasonable, giving us the opportunity to find interesting investments. Although we expect to continue to de-emphasize the stocks of companies that may be vulnerable to rapid increases in interest rates, we are moderately bullish about the overall market.

Investing in mid-sized companies may offer the potential for higher returns, but these companies are also subject to greater short-term price fluctuations than larger, more established companies.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER GROWTH OPPORTUNITIES FUND

Performance Update 12/31/04 Class A Shares

Share Prices and Distributions

                                            12/31/04            12/31/03
Net Asset Value per Share                   $ 29.80             $ 24.38

Distributions per Share       Income        Short-Term          Long-Term
(1/1/04 - 12/31/04)           Dividends     Capital Gains       Capital Gains
                              $ --          $   --              $   --

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund at public offering price, compared to that of the Russell 2000 Index.

Value of $10,000 Investment

  [The following is represented as a mountain chart in the printed materials.]

                Pioneer Growth Opportunities Fund          Russell 2000 Index
9/96                        10,000                              10,000
                            11,135                              10,520
                            16,659                              12,873
12/98                       17,403                              12,545
                            17,825                              15,212
12/00                       17,019                              14,752
                            20,705                              15,119
12/02                       13,033                              12,022
                            18,724                              17,703
12/04                       22,886                              20,948

Average Annual Total Returns
(As of December 31, 2004)


Period             Net Asset Value     Public Offering Price (POP)
----------------------------------------------------------------------
Life-of-Class
(9/30/96)                 12.53%                   11.76%
5 Years                    5.13                     3.88
1 Year                    22.23                    15.19

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of each class of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000 Index measures U.S. small-cap stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the index.

Performance Update 12/31/04 Class B Shares

Share Prices and Distributions

                                            12/31/04            12/31/03
Net Asset Value per Share                   $ 27.94             $ 23.05

Distributions per Share       Income        Short-Term          Long-Term
(1/1/04 - 12/31/04)           Dividends     Capital Gains       Capital Gains
                              $ --          $   --              $   --

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Index.

Value of $10,000 Investment

  [The following is represented as a mountain chart in the printed materials.]

              Pioneer Growth Opportunities Fund          Russell 2000 Index
9/96                       10,000                              10,000
                           11,115                              10,520
                           16,528                              12,873
12/98                      17,086                              12,545
                           17,363                              15,212
12/00                      16,479                              14,752
                           19,902                              15,119
12/02                      12,432                              12,022
                           17,733                              17,703
12/04                      21,495                              20,948

Average Annual Total Returns
(As of December 31, 2004)


Period             If Held       If Redeemed
-------------------------------------------------
Life-of-Class
(9/30/96)              11.67%        11.67%
5 Years                 4.36          4.36
1 Year                 21.21         17.21

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of each class of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000 Index measures U.S. small-cap stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the index.

Portfolio Management Discussion 12/31/04

      In the following interview, Michael Rega and Diego Franzin, co-managers of Pioneer Growth Opportunities Fund, discuss the factors that influenced performance for the twelve months ended December 31, 2004. The current portfolio team assumed the Fund's management duties on December 10, 2004.

Q: What factors affected the performance of U.S. equities during the past year?

A: The stock market performed very well in 2004, despite a potentially challenging environment. Investors had to contend with a host of obstacles throughout the year, including a sharp increase in oil prices, rising short-term interest rates, the uncertainty associated with the U.S. presidential election and the ongoing insurgency in Iraq. Nevertheless, the market remained well supported by its strong underlying fundamentals. The economy continued to grow at a steady pace, but not so fast that the Federal Reserve felt compelled to accelerate its measured pace of rate increases. Corporate earnings also remained robust, finishing the year at a much higher level than most analysts had anticipated. Strong earnings, in turn, translated to increased dividends and a continued improvement in corporate balance sheets. Taken together, those factors helped the stock market climb the "wall of worry" and post a double-digit gain for the year.

   Amid this generally positive environment, small-cap stocks outperformed their large-cap counterparts by a wide margin, reflecting the superior earnings growth of companies in the asset class. Within small-caps, value outperformed growth: for the year, the Russell 2000 Value Index returned 22.25% versus 14.31% for the Russell 2000 Growth Index. Given the Fund's focus on reasonably valued small- and medium-sized companies, the strong returns within those market segments provided a favorable tailwind to performance.

Q: How did the Fund perform in relation to its benchmark and peer group?

A: Class A shares of the Fund produced a total return of 22.23% at net asset value during the twelve-month period ended December 31, 2004, compared to a return of 18.33% for its benchmark, the Russell 2000 Index. The Fund also outperformed the 18.38% average return of the 556 funds in the Lipper Small-Cap Core category, finishing in the top quarter of the group.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: As new managers of the Fund, what changes do you anticipate making to the portfolio and its overall investment style?

A: We do not plan to do a major rebalancing of the portfolio, but we expect to make a series of gradual changes to the Fund throughout the year as market conditions warrant. First, we intend to bring greater diversification to the portfolio by owning more stocks and taking smaller positions in individual names. Second, we plan to keep the Fund sector neutral, meaning that its industry weightings will usually be very closely in line with those of the benchmark index. In this way, the majority of the Fund's performance will be the result of individual stock selection. We believe we can add more value through company research than by attempting to predict the direction of the overall market or the relative performance of specific industries.

Q: How do you intend to select stocks for the Fund?

A: We start by dividing the Russell 2000 Index into a number of distinct sectors and subsectors, then we use a disciplined stock selection model to identify the most attractive stocks in each sector based on four factors: growth, quality, valuation and momentum. That enables us to analyze the entire universe of 2,000 companies and select what our criteria show to be the top 20% in each sector. Next, we focus our research capabilities to conduct a fundamental analysis of each stock that has been selected. We believe that the approach provides both breadth and depth to our stock picking.

   We believe that this investment style will provide more stability to the portfolio and reduce the extent of the variation in its return with respect to the benchmark index. Our goal is not to hit home runs, but to hit singles and doubles and, in the process, try to deliver market-beating returns on a long-term basis.

Q: What is your overall view of the market at this juncture?

A: We believe a focus on individual stock selection will be critical in the year ahead. Small-caps have outperformed large-caps for six years in a row, which suggests that a change in market-cap leaders may be in order. What's more, our analysis shows that on a historical basis, growth stocks have been this inexpensive in relation to value less than 5% of the time. This has two implications: first, it means that gains in the small-cap value area are not likely to come as easily as they did in 2004. As a result, fundamental research should play a very important role in generating outperformance. Second, it means that in assessing the outlook for individual stocks, we will place a higher than normal emphasis on companies with the most attractive growth characteristics. We believe these steps will help the Fund effectively navigate the year ahead even in the event that the stellar relative performance of the small-cap value asset class begins to cool off.

Q: In what areas are you finding the best investment opportunities?

A: In 2004, every major sector in the Russell 2000 Index provided double-digit returns with the exception of technology. We expect a greater dispersion of returns in 2005, which again would work to our advantage as individual stock pickers. We will be looking for opportunities in technology and health care, two areas that underperformed the broad-based index during 2004. One of the Fund's top holding, MICROS Systems, is a tech stock that in our view is among those that have additional upside. MICROS develops and markets software applications to the hospitality industry, mostly table service restaurants. Their software allows restaurants to improve coordination between servers and kitchen staff and reduce costs by improving inventory management and product reordering. A key driver of future growth is expansion into the hotel industry as the industry embarks on a 5- to 7-year technology infrastructure upgrade cycle.

   Within health care, we will be closely looking for opportunities in the biotechnology sector. We believe biotechs are less risky than in the past, since there are more companies that have been public for four or five years and, therefore, have a longer earnings history and more experienced management teams. We will look to capitalize on companies we identify as quality managed and staffed, along with a proven record of execution. On the other side of the coin, we find the consumer staples and real estate areas to be less compelling. And within financials, we intend to focus on companies that have an asset/liability mix that favors a flattening yield curve environment and exposure to expanding markets such as Florida and Texas.

Q: Do you have any final thoughts for investors?

A: We believe that the most important aspect of asset management is individual stock selection, and we will remain committed to our research-driven approach. Regardless of the direction of the overall market, we believe Fund shareholders have the potential to benefit from our efforts to identify the highest-quality small-cap stocks in the market.

By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investing in small companies may offer the potential for higher returns, but these companies are also subject to greater short-term price fluctuations than larger, more established companies.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER VALUE FUND

Performance Update 3/31/05 Class A Shares

Investment Returns

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Value Fund at public offering price, compared to that of the Russell 1000 Value Index.

Value of a $10,000 Investment

(THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL
DOCUMENT.)

       Pioneer   Russell 1000
        Value       Value
        Fund        Index
3/95    9,426      10,000
       11,841      13,348
3/97   13,864      15,760
       18,851      23,193
3/99   15,172      24,366
       17,251      25,911
3/01   17,799      25,982
       18,135      27,119
3/03   13,929      20,939
       19,179      29,485
3/05   21,024      33,366

Average Annual Total Returns
(As of March 31, 2005)

Period       Net Asset Value     Public Offering Price (POP)
----------   -----------------   ----------------------------
10 Years         8.35%                     7.71%
5 Years          4.03                      2.81
1 Year           9.62                      3.33

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Performance Update 3/31/05 Class B Shares

Investment Returns

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.

Value of $10,000 Investment

(THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL
DOCUMENT.)

       Pioneer   Russell 1000
        Value       Value
        Fund        Index
7/96   10,000      10,000
       12,273      12,063
       16,520      17,754
3/99   13,155      18,651
       14,769      19,834
3/01   15,065      19,888
       15,189      20,759
3/03   11,524      16,028
       15,647      22,570
3/05   17,010      25,540

Average Annual Total Returns
(As of March 31, 2005)

Period             If Held     If Redeemed
----------------   ---------   ------------
Life-of-Class
(7/1/96)             5.39%        5.39%
5 Years              2.87         2.87
1 Year               8.71         4.96

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Performance Update 3/31/05 Class Y Shares


Investment Returns

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.

Value of $10,000 Investment

(THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL
DOCUMENT.)

       Pioneer   Russell 1000
        Value       Value
        Fund        Index
9/94   10,000      10,000
       12,562      13,348
9/96   14,708      15,760
       19,999      23,193
9/98   16,096      24,366
       18,302      25,911
9/00   18,883      25,982
       19,240      27,119
9/02   14,778      20,939
       20,347      29,485
9/04   22,383      33,366

Average Annual Total Returns
(As of March 31, 2005)

Period       If Held     If Redeemed
----------   ---------   ------------
10 Years      8.39%           8.39%
5 Years       4.11            4.11
1 Year       10.01           10.01

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Y shares reflects the NAV performance of the Fund's A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance shown for Y shares prior to their inception (8/11/04) would have been higher. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

PORTFOLIO MANAGEMENT DISCUSSION 3/31/05

      Following solid gains in the last quarter of 2004, the upward movement in stocks began to falter this year. For the full six-month period, value stocks, as represented by the Russell 1000 Value Index, outperformed growth issues, as represented by the Russell 1000 Growth Index. In the following discussion, Rod Wright, lead portfolio manager and strategy director of Pioneer's value team, and portfolio manager Aaron Clark review the market and the economy and describe the factors that affected the Fund's performance for the six-month period.

Q:   Please describe the investment background over the last twelve months.

A: The market had been jittery leading up to last year's presidential election. Among other concerns, investors feared that a power shift in Washington might jeopardize investor-friendly tax measures, including recent reductions in taxes affecting dividends and capital gains. Once the election outcome was known, stocks rallied, with dividend-paying issues among the primary beneficiaries. This year, the market responded favorably to positive developments in the Middle East and to the continued flow of strong corporate earnings reports. But stocks slumped in March as investors looked more closely at the possible impact of soaring energy costs and rising interest rates.

Q:   How did Pioneer Value Fund perform against that background?

A: For the six months ended March 31, 2005, Pioneer Value Fund's Class A shares had a total return at net asset value of 8.63%. In comparison, the Russell 1000 Value Index, the Fund's benchmark, was up 10.48% for the same period. During the six-month period, the Fund outperformed its Lipper peers. The average return of the funds in Lipper's large-cap value category was 8.06%. Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   Which of your decisions or strategies had the most impact on performance?

A: One of the chief reasons for the Fund's underperformance compared to its benchmark was the absence of high-yielding issues; generating high current income is not a first consideration in selecting stocks for the portfolio. For that reason, the Fund did not participate fully in the rally in dividend-paying issues, notably among utilities and financial companies, in the days following the election.

Q:   Which sectors or securities contributed to the Fund's return?

A: Telecommunications companies helped the Fund's relative performance. The pending acquisition of Fund holding Nextel by Sprint, which would create the third-largest cell phone company, added to returns. Results also benefited from our decision to avoid regional operating companies such as Verizon and Bell South, which have been underperforming for some time.

     In health care, we added Cardinal Health last fall when Wall Street's extremely pessimistic view of its prospects resulted in a very attractive valuation. Since then, Cardinal, a distributor of health care products, has seen its stock move higher thanks to a revised business model that restored pricing power and boosted operating results. A positive outlook and strengthened financials also lifted hospital operator HCA. IVAX, primarily a manufacturer of generic drugs, delivered surprisingly strong earnings; analysts also welcomed management's forecast of continued profit improvement. Among consumer discretionary sectors, following a period of lagging performance, media companies began to reap benefits from the economic expansion. We had added to holdings of cable operator Comcast earlier, when valuations were low and were rewarded when its price recovered. Other contributors included broadcast leader Clear Channel, which owns over 100 radio stations as well as concert venues; Viacom, owner of CBS as well as several cable channels and publishing interests, and Omnicom, a holding company for advertising and communications agencies in several world markets. Not owning automobile stocks also helped performance.

     Energy stocks tracked the rise in oil prices. Devon Energy, a U.S.-based exploration and development company, has enjoyed a sharp rise. We have taken partial profits in Suncor Energy, which extracts oil from shale deposits, and we continue to hold Transocean Offshore, another strong contributor. ConocoPhillips, an integrated energy company, also moved up significantly. Among industrials, we had built up the Fund's position in General Electric when valuations shrank; GE shares have since recovered.

Q:   Which of the Fund's holdings held back results?

A: Comparative returns suffered from our not owning Altria, the parent of Philip Morris, which weighs heavily in the Fund's benchmark. And while individual energy holdings delivered solid contributions, our underexposure to Exxon Mobil, a strong performer, held back returns. Results among financials lagged. American International Group fell sharply in the face of regulatory inquiries; we have added to the Fund's position in the belief that its reduced valuation understates the company's long-term potential. Berkshire Hathaway also declined. Shares of Freddie Mac (Federal Home Loan Mortgage Corporation) did well until the company came under scrutiny from regulators. We have also been adding to supermarket operator Kroger while its valuation remains low. It appears that Kroger may be able to thrive despite the encroachment of WalMart's grocery departments on its market area.

Q:   What is your outlook for the economy and for value stocks?

A: Overall, we think the U.S. economy will continue to move ahead at a reasonable pace. However, expansion often generates inflationary pressures, and the Federal Reserve Board is expected to raise short-term interest rates accordingly. The economy has been creating jobs for several quarters now, although monthly gains have been erratic. Oil prices remain a very big question for the U.S. and global economies. In addition, the weak dollar, interest rates and the federal budget deficit remain real concerns.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

--------------------------------------------------------------------------------
AMSOUTH CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

John Mark McKenzie
Co-Director, Growth Equity Strategy

AmSouth Asset Management, Inc.

John Mark McKenzie has been an investment manager since 1981. His experience includes both equity portfolio and fixed income portfolio management. He has managed a number of AmSouth Mutual Funds and was named portfolio manager of the AmSouth Capital Growth Fund in 2004. In addition, he serves as Co-Director of Growth Equity Strategy for AmSouth Asset Management, Inc. Mr. McKenzie holds a bachelor's degree in banking and finance from the University of Mississippi, and earned his law degree from the University of Mississippi School of Law. He is a member of the Mississippi Society of Financial Analysts and the Mississippi State Bar Association.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

PORTFOLIO MANAGER'S PERSPECTIVE

"As a growth-oriented fund, the Capital Growth Fund focuses on industry leaders with high earnings per share. We generally look for annual earnings growth of 15% or higher. After identifying strong themes, such as technology or health care, we select companies that have financial strength, good return on equity, reasonable debt-to-equity ratios and strong revenue growth. We apply sell discipline through price targets and downside alerts."
--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 6.03% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 5.80% total return for the Fund's benchmark, the S&P 500/BARRA Growth Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the period ended January 31, 2005, were 0.19%, -5.49%, -6.16% and 8.66%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

(1)See Glossary of Terms for additional information.


Q. What factors affected the Fund's performance?

A. The stock market posted solid gains during the period, helping the returns of the Fund and its benchmark. Value stocks led the market, however, creating a headwind for this growth-oriented Fund.

Stock selection provided the largest benefit to the Fund's performance relative to its benchmark. On the whole, the stocks in the Fund's portfolio showed increases in sales and earnings growth and in returns on assets and returns on equity. Those improvements helped the Fund's performance compared to its index. In particular, the Fund's holdings in the health care and consumer discretionary sectors significantly outperformed those sectors in the index. Individual selections in the consumer staples sector did drag somewhat on relative returns.+

We increased the Fund's stake in mid-capitalization shares during the period. That change boosted returns against the benchmark, as smaller stocks generally outperformed larger stocks. We also increased the Fund's emphasis on stocks with relatively high growth rates and capital gains potential. That strategy reduced the Fund's exposure to dividend-paying stocks, causing a decrease in yield payouts to the Fund. That said, the more-aggressive strategy helped the Fund out-gain its benchmark in a rising market.+

This Fund emphasizes long-term earnings growth. As a result we did not increase the Fund's weightings in the energy or basic materials sectors, since those sectors showed little long-term earnings growth potential.

+ The Fund's portfolio is current to January 31, 2005 and subject to change.

--------------------------------------------------------------------------------
AMSOUTH ENHANCED MARKET FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

OakBrook Investments, LLC (sub-advisor):
   Neil Wright, President and Chief Investment Officer
   Janna Sampson, Director of Portfolio Management
   Peter Jankovskis, Director of Research

As portfolio managers for the AmSouth Enhanced Market Fund, Neil Wright, Janna Sampson and Peter Jankovskis are three veteran investment professionals who have more than 50 years of combined experience. Neil and Peter have PhDs in economics, and Janna holds an MA in economics. They have worked together for the past 12 years. In addition to the Enhanced Market Fund, they also serve as portfolio managers of the AmSouth Select Equity Fund and the AmSouth Mid Cap Fund.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

PORTFOLIO MANAGERS' PERSPECTIVE

"Our stock selection strategy for the AmSouth Enhanced Market Fund is fairly conservative, with Fund returns having a very close correlation to those of the S&P 500 Stock Index.(1) We try to be 100% invested and do not try to time the market. Through the use of a sophisticated computer model, we attempt to identify and invest in 350 to 400 stocks within the S&P 500 that are starting to experience a widening range of investor expectations. We look to overweight those stocks that we believe may outperform the overall market."
--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 8.07% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). The Fund's benchmark, the S&P 500 Stock Index(1), returned 8.15%.

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and Since Inception (9/1/98) average annual total returns for the period ended January 31, 2005, were 2.15%, -0.20%, -3.52% and 3.42%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

(1)See Glossary of Terms for additional information.

The AmSouth Enhanced Market Fund is subadvised by OakBrook Investments, LLC, which is paid a fee for its services


Q. What factors affected the Fund's performance?
A. Large-cap stocks produced positive returns during most of the period, including strong gains during the fourth quarter of 2004. That environment helped the Fund and its benchmark generate positive returns.

This Fund's sub-advisor, OakBrook Investments, emphasizes or de-emphasizes the stocks in the index based on a quantitative model that monitors investor expectations for each stock. That approach enhanced the Fund's relative returns during the period. Stock selection boosted returns against the benchmark, particularly in the consumer discretionary and financial sectors. Sector allocation also boosted relative returns slightly. The Fund benefited from an overweight position in energy stocks and underweight stakes in telecommunications and consumer discretionary shares.+

The Fund held a modest cash position throughout the period, to manage shareholder redemptions and capture developing investment opportunities. That cash stake weighed on returns versus the benchmark, as did trading costs and fees. Those factors caused the Fund to lag its benchmark by a small margin.+

+ The Fund's portfolio is current to January 31, 2005 and subject to change.

--------------------------------------------------------------------------------
AMSOUTH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Dimensional Fund Advisors Inc. (sub-advisor)

Dimensional Fund Advisors Inc. employs a team approach in subadvising the International Equity Fund. The Investment Committee sets policy and procedures, and portfolio managers make daily decisions regarding the Fund. Karen Umland, VP and portfolio manager, heads the international group. Portfolio managers on the international team are located in Los Angeles, London and Sydney.

INVESTMENT CONCERNS

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

PORTFOLIO MANAGERS' PERSPECTIVE

"The AmSouth International Equity Fund is designed to provide diversified exposure to the international large cap value asset class. The portfolio invest in large cap stocks with high book values relative to price (value stocks). The "value" parameter is determined on a country by country basis. Currently, the Fund systematically invest in a broadly diversified portfolio of large "value" stocks in 21 developed-market countries."
--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 20.47% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 16.68% total return for the Fund's benchmark, the Morgan Stanley Capital International EAFE(R) (Europe, Australasia and Far East) Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and Since Inception (8/18/97) average annual total returns for the periods ended January 31, 2005, were 13.81%, 14.95%, 2.05% and 4.43%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does guarantee future results. The performance data quoted represents past performances and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

(1) See Glossary of Terms for additional information.

The AmSouth International Equity Fund is subadvised by Dimensional Fund Advisor Inc, which is paid a fee for its services.


Q. What factors affected the Fund's performance?

A. Developed international stock markets generated strong returns during the period, helping the Fund and the benchmark produce solid gains. The dollar weakened compared to most foreign currencies. The Fund does not hedge its exposure to foreign currencies, so dollar weakness increased the Fund's returns. Strong performance among value and small-cap stocks also boosted the Fund's absolute performance.+

The Fund's sub-advisor, Dimensional Fund Advisors, employs a strict value methodology to construct a portfolio that is broadly diversified across geographical regions. The managers rank the stocks in each of the 21 developed markets represented in the index primarily using book value-to-market capitalization, and invest in approximately the top 30% of stocks, by number, in each country.+

The approach helped the Fund outperform its benchmark, since value stocks led global stock markets during the period. The Fund's value discipline also typically leads it to hold shares with smaller average market capitalizations than the average stocks that comprise the Fund's benchmark. That dynamic also boosted relative returns, as smaller shares outperformed larger stocks for the six-month period.+

+ The Fund's portfolio is current to January 31, 2005 and subject to change.

--------------------------------------------------------------------------------
AMSOUTH LARGE CAP FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

Ronald E. Lindquist
Co-Director, Growth Equity Strategy

AmSouth Bank
AmSouth Asset Management, Inc.

Ron Lindquist has more than 35 years of focused investment management experience. He has served as portfolio manager of AmSouth's Large Cap Fund since its inception and also serves as co-director of growth equity strategies for AmSouth Asset Management, Inc. A founding member of the Financial Analysts Society of South Florida, Mr. Lindquist holds a master's degree in management science from Florida International University and a bachelor's degree in finance from Florida State University.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Large Cap Fund is managed in a traditional large-cap growth style. Our goal is to outperform the S&P 500 Stock Index(1) over multiple market cycles. We look for industry leaders that have shown the potential to generate relatively predictable, above-average 3- to 5-year earnings streams. We typically purchase stocks of large, high-quality companies with superior earnings per share growth rates and correspondingly appropriate price/earnings ratios(2). We consider sales when a stock's relative price/earnings ratio is well in excess of historical, similar-market norms or when a significant and ongoing earnings stream deterioration is forecast."
--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 5.33% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 8.15% total return for the Fund's benchmark, the S&P 500 Stock Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the period ended January 31, 2005, were -0.48%, -5.88%, -3.62% and 10.70%, respectively, for
Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

(1)See Glossary of Terms for additional information.

(2)Price to Earnings Ratio is a valuation ratio of a company's current share price to its per-share earnings. A high P/E could mean high projected earnings in the future

Q. What factors affected the Fund's performance during the period?

A. The equity market posted solid gains during the six-month period through January, boosting the returns of the Fund and giving an even stronger lift to the broad-market S&P 500.

The Fund has long emphasized large and high-quality growth stocks. That philosophy muted its performance relative to its benchmark. The disparity between the Fund's market-capitalization size, and that of its target, weighed heavily on comparative returns during this period, as smaller and sometimes riskier stocks significantly outperformed larger-company shares.+

Moreover, our Fund's traditional, long-term and rigorously focused growth style approach typically leads it to hold larger stakes than its benchmark in both the health care and the technology sectors. The recent powerful performance of energy stocks undermined the Fund's relative returns. Our stock selection in the industrials and, to some extent, the health care sectors also hurt our Fund's relative performance.+

Our consumer discretionary and consumer staples allocations provided a modest lift against all of the comparative indices. Conversely, our significantly underweight position in the dramatically outperforming utilities sector hurt relative performance. Our long-established practice of eschewing the sector caused the Fund to lose some ground.+

We believe our Fund is well-positioned to compete successfully when large-cap growth stocks resume market leadership. Until then, we will continue to execute in the focused, traditional-growth style that historically has provided our Fund's above-average long term returns.+

+ The Fund's portfolio is current to January 31, 2005 and subject to change.

--------------------------------------------------------------------------------
AMSOUTH MID CAP FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

OakBrook Investments, LLC (sub-advisor):
     Neil Wright, President and Chief Investment Officer
     Janna Sampson, Director of Portfolio Management
     Peter Jankovskis, Director of Research

As portfolio managers for the AmSouth Mid Cap Fund, Neil Wright, Janna Sampson and Peter Jankovskis are three veteran investment professionals who have more than 50 years of combined experience. Neil and Peter have PhDs in economics, and Janna holds an MA in economics. They have worked together for the past 12 years. The team also manages the AmSouth Select Equity Fund and the AmSouth Enhanced Market Fund.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

PORTFOLIO MANAGERS' PERSPECTIVE

"Our stock selection strategy for the AmSouth Mid Cap Fund is fairly conservative, with Fund returns having a very close correlation to those of the S&P Mid Cap 400 Stock Index(1). We try to be 100% invested and do not try to time the market. Through the use of a sophisticated computer model, we attempt to identify and invest in 320 to 380 stocks within the S&P Mid Cap 400 that are starting to experience a widening range of investor expectations. We look to overweight those stocks that we believe may outperform the overall market."
--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 12.31% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 12.24% total return for the Fund's benchmark, the S&P MidCap 400 Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and Since Inception (5/4/99) average annual total returns for the periods ended January 31, 2005, were 6.16%, 4.63%, -5.43% and 4.74%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investors' shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

(1)See Glossary of Terms for additional information.

The AmSouth Mid Cap Fund is subadvised by OakBrook Investments, LLC, which is paid a fee for its services.

Q. What factors affected the Fund's performance during the period?

A. Mid-cap stocks posted strong returns during the period. Medium-sized stocks lost ground during August, but surged from September through December before slipping back in January. That environment helped the Fund and its benchmark generate strong gains.

This Fund's sub-advisor, OakBrook Investments, over- or under-weights the stocks in its benchmark based on a quantitative model that monitors investor expectations surrounding each stock. That methodology boosted relative returns during the period. Stock selection added to relative gains, as the Fund's holdings in the information technology, consumer discretionary and industrials sector outperformed the respective sectors in the benchmark.+

Those positive factors were partly offset by the Fund's sector weightings--in particular an overweight position in energy stocks during the last three months of the period. Mid-cap energy stocks performed well during the first two months of the recent period, but subsequently retrenched as energy prices declined.+

+ The Fund's portfolio is current to January 31, 2005 and subject to change.

--------------------------------------------------------------------------------
AMSOUTH SELECT EQUITY FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

OakBrook Investments, LLC (sub-advisor)
     Neil Wright, President and Chief Investment Officer
     Janna Sampson, Director of Portfolio Management
     Peter Jankovskis, Director of Research

As portfolio managers for the AmSouth Select Equity Fund, Neil Wright, Janna Sampson and Peter Jankovskis are three veteran investment professionals who have more than 50 years of combined experience. Neil and Peter hold PhDs in economics, and Janna holds an MA in economics. They have worked together for the past 12 years. They also serve as the portfolio managers for the AmSouth Enhanced Market Fund and the AmSouth Mid Cap Fund.

INVESTMENT CONCERNS

A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the fund more than a fund with a greater diversification.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

PORTFOLIO MANAGERS' PERSPECTIVE

"Our goal in managing the AmSouth Select Equity Fund is to outperform the S&P 500 Stock Index(1) over a complete market cycle while experiencing less volatility than the broad stock market. We look for 20 to 25 leading companies that have a dominant market position, or a well-known brand name, yet whose stock price is undervalued. To make this 'growth at a reasonable price' strategy work, we use economic theory to determine whether a company is likely to recover its dominant position after a dip. We believe our patient, long-term approach offers excellent defensive protection, which can reduce losses when the market is weak."
--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 8.94% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower), compared to a 8.15% total return for its benchmark, the S&P 500 Stock Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and Since Inception (9/1/98) average annual total returns for the period ended January 31, 2005, were 2.92%, 1.41%, 8.79% and 6.94%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

(1)See Glossary of Terms for additional information.

The AmSouth Select Equity Fund is subadvised by OakBrook Investments, LLC, which is paid a fee for its services.


Q. What factors affected the Fund's performance?

A. Large-cap stocks generated gains during most of the period, which included a strong rally during November and December. That environment helped the Fund and its benchmark produce positive returns.

This Fund's sub-advisor, OakBrook Investments, invests in select shares of industry-leading companies with steady and predictable earnings growth. We believe the Fund's managers positioned the portfolio to benefit from an economic recovery, while avoiding exposure to stocks that were likely to be hurt by rising interest rates.

That strategy helped the Fund stay even with the market during the first five months of the period, as short-term interest rates increased and a cyclical pick-up did occur. A decline in long-term interest rates offset some of the benefits of the managers' strategy, however. What's more, rising commodity prices had a negative impact on the Fund's holdings. Shares of the industry-leading firms in which this Fund invests tend to be consumers of commodities, rather than producers of them, and therefore suffer from rising commodity prices.+

The market experienced a sell-off in January. This Fund's holdings fared better than the benchmark in that environment, and generated most of the Fund's relative gains for the six-month period. This may reflect the fact that investors during January prized the earnings stability and predictability that this Fund emphasizes.+

+ The Fund's portfolio is current to January 31, 2005 and subject to change.

--------------------------------------------------------------------------------
AMSOUTH SMALL CAP FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

Sawgrass Asset Management, LLC (sub-advisor):
Dean McQuiddy, CFA
Principal and Director of Equity Investments

Dean McQuiddy serves as portfolio manager for the AmSouth Small Cap Fund. He has nearly 20 years of experience in investment management and holds a BS in finance. He created and managed the small-cap growth product at Barnett Capital Advisors for 11 years.

INVESTMENT CONCERNS

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

PORTFOLIO MANAGER'S PERSPECTIVE

"For the AmSouth Small Cap Fund, we use a disciplined investment process to identify 60 to 80 fundamentally attractive small companies that share certain attributes: above-market sales and earnings growth, increasing estimates of future earnings and reasonable valuations. We aim to buy these companies in the early stages of their growth--before their stocks get overvalued in the marketplace."
--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 12.53% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 13.48% total return for the Fund's benchmark, the Russell 2000(R) Growth Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and Since Inception (3/3/98) average annual total returns for the periods ended January 31, 2005, were 6.39%, 4.09%, -2.43% and -0.54%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

(1)See Glossary of Terms for additional information.

The AmSouth Small Cap Fund is subadvised by Sawgrass Asset Management, LLC, which is paid a fee for its services.


Q. What factors affected the Fund's performance during the period?

A. Small stocks rallied, helping the Fund and its benchmark post solid gains. Growth shares lagged value stocks, creating a headwind for this growth-oriented portfolio.

This Fund's sub-advisor, Sawgrass Asset Management, held a significantly underweight position in health care stocks: The Fund held an average of 13.5% of its assets in the health care sector, compared to an average of 21.5% for the benchmark. That comparatively small stake boosted performance against the index, as health care stocks lagged the market. Stock selection in the health care sector also had a modestly beneficial effect on relative returns.+

The managers also under-weighted the technology sector, with an average allocation of 22%, versus an average allocation of 27% for the benchmark. Technology stocks trailed the market, so the Fund's smaller stake increased relative gains. Stock selection in this sector also boosted returns against the index. Selection among consumer discretionary stocks helped the Fund's relative performance as well.+

Stock selection hurt relative returns in the basic materials sector, as the Fund did not fully participate in a strong rally by shares of steel and aluminum producers. The Fund held an overweight stake in energy stocks. That sector generally posted strong performance, but the Fund's energy holdings did not keep pace with those in the index. As a result, the Fund's holdings in that sector weighed on the portfolio's relative performance.+

Similarly, the Fund's overweight position in industrial stocks included some individual holdings that did not perform as well as the sector, which taken as a whole posted relatively strong gains. As a result, the Fund's allocation to industrial stocks hurt the portfolio's returns against the index.+

+ The Fund's portfolio is current to January 31, 2005 and subject to change.

--------------------------------------------------------------------------------
AMSOUTH VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

Brian B. Sullivan, CFA
Director, Value Equity Strategies

AmSouth Bank
AmSouth Asset Management, Inc.

Brian Sullivan has been the portfolio manager for the AmSouth Value and AmSouth Balanced Fund since June 2004. Mr. Sullivan has more than 18 years of investment management experience and holds an MBA in finance and a bachelor's degree in economics.

INVESTMENT CONCERNS

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Value Fund uses a 'value investing' approach. Rather than pursue hot stocks that are in high demand, we search for solid companies with good fundamentals that are available at attractive prices. By adhering to this investment approach through entire market cycles, we seek to achieve above average long-term results with less volatility than the overall market."
--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 11.37% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 10.47% total return for the Fund's benchmark, the S&P 500/BARRA Value Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the period ended January 31, 2005, were 5.27%, 4.36%, 1.77% and 9.18%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

(1)See Glossary of Terms for additional information.


Q. What factors affected the Fund's performance?

A. A favorable backdrop, characterized by economic growth, the resolution of the presidential election and a pullback in oil prices, helped stocks rally during the fourth quarter of 2004. Value stocks performed particularly well, boosting this Fund's returns.

Stock selection produced the largest contribution to the Fund's relative performance. Strong performance by particular stocks in the restaurant and retail industries helped the Fund's consumer-discretionary stocks outperform the corresponding sector in the index. The Fund's relative returns also benefited from our strategy in the energy sector whereby we reduced the Fund's energy holdings during the period as prices on energy stocks increased. That strategy boosted performance against the benchmark, as energy stocks declined late in the period in response to falling oil prices.+

The Fund held an underweight position in utilities stocks during the period. That stake weighed slightly on relative returns, as utilities stocks led the benchmark. The reverse was true for telecommunications services stocks. We over-weighted that sector, so its relatively weak performance modestly reduced the Fund's return relative to the returns of the benchmark.+

+ The Fund's portfolio is current to January 31, 2005 and subject to change.

S88567                                                             17972-00-0805

   [Logo]
AMSOUTH FUNDS


               August 2005



               Dear Shareholder,


               I am writing to let you know that a meeting will be held Thursday, September 22, 2005, for shareholders to vote on an important proposal affecting the AmSouth Funds. As an AmSouth Fund shareholder, we ask that you voice your opinion on this matter by voting on this proposal.

               This package contains information about the proposal, along with a proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card; or you may vote by telephone or via the Internet. If we do not receive sufficient votes, we will try to obtain more votes with additional mailings or phone solicitation. Both of these are costly processes.

The Board of Trustees recommends that you vote FOR the proposal.

               The proposal has been reviewed by the AmSouth Funds' Board of Trustees, whose primary role is to protect the interests of shareholders. AmSouth Asset Management Inc. ("AAMI"), the investment adviser to the AmSouth Funds, and its parent company AmSouth Bank, have determined that engaging in the business of investment adviser to the AmSouth Funds is not a core business that AAMI intends to continue. After investigating and discussing several alternatives for ongoing investment management of the AmSouth Funds with the Trustees, AmSouth Bank and AAMI conducted a search for a buyer for AAMI's fund management business. Ultimately, AmSouth Bank and AAMI decided to recommend to the Board that the AmSouth Funds be reorganized into similar mutual funds managed by Pioneer Investment Management, Inc. ("Pioneer").

               The Trustees recommend that you vote FOR the proposal.

               Here is what a FOR vote means for the proposal.

               Proposal 1:

If the reorganization is approved by your AmSouth Fund, you will become a shareholder of a pioneer fund with a substantially similar investment objective and similar investment policies as your AmSouth Fund.

               Approval of an Agreement and Plan of Reorganization between your AmSouth Fund and a Pioneer Fund. Your AmSouth Fund will transfer all of its assets to a Fund managed by Pioneer with a substantially similar investment objective and similar investment policies as your Fund in exchange for shares of the Pioneer Fund and the assumption by the Pioneer Fund of your AmSouth Fund's liabilities that are included in the calculation of your AmSouth Fund's net asset value at the closing (or, in the case of newly organized Pioneer Funds, all of your AmSouth Fund's liabilities). Following the reorganization, your AmSouth Fund will be dissolved. As a result of the reorganization, you will become a shareholder of a corresponding Pioneer Fund. If the reorganization is not approved, the Board for each AmSouth Fund will consider what alternative action to take. Such action could include liquidation of the Fund.


                                                       Continued on reverse side

    [Logo]
AMSOUTH FUNDS



               Here's How to Vote

It's quick and easy to vote your shares.You can vote by touchtone telephone, Internet or mail. All the materials you need are enclosed.

               To vote by telephone or via the Internet you will need the Control Number that appears in the box on the front side of your proxy card. You will also find on the proxy card the tollfree number to call for telephone voting and the Web address to use for Internet voting. Regardless of which method you use, simply identify yourself with your Control Number and follow the simple instructions. Voting by touchtone phone and the Internet is available 24 hours a day. Of course, if you prefer to vote by mail, simply complete and sign the enclosed proxy card and mail it in the postagepaid envelope provided.

               PLEASE NOTE: You may receive more than one proxy package.

Please vote all proxy cards received.

               Twenty-three AmSouth Funds are involved in this proxy solicitation. For print production reasons, the Funds have been grouped into five separate proxy statements as follows:

               Statement 1 - Capital Growth Fund, Enhanced Market Fund, International Equity Fund, Large Cap Fund, Mid Cap Fund, Select Equity Fund, Small Cap Fund and Value Fund.

               Statement 2 - Balanced Fund, Strategic Portfolios: Aggressive Growth Portfolio, Strategic Portfolios: Growth Portfolio, Strategic Portfolios: Growth and Income Portfolio and Strategic
               Portfolios: Moderate Growth and Income Portfolio.

               Statement 3 - High Quality Bond Fund, Florida TaxExempt Fund, Institutional Prime Obligations Money Market Fund, Limited Term Bond Fund, High Quality Municipal Bond Fund, TaxExempt Money Market Fund and Tennessee TaxExempt Fund.

               Statement 4 - Government Income Fund and Treasury Reserve Money Market Fund.

               Statement 5 - Prime Money Market Fund.

               Depending on the Funds in which you are invested, you may receive more than one proxy package. Each package will contain a proxy card(s) for your account(s) in the Funds included. These packages may not all arrive on the same day. It is very important that you vote all proxy cards received - by phone, via the Internet or by mail.

               Thank you for your prompt response.


               Sincerely,


               /s/ Michael C. Daniel


               Michael C. Daniel

               President


                                                               17996-00-0805 BEN

   [Logo]
AMSOUTH FUNDS



               August 2005



               Dear Shareholder,

               I am writing to let you know that a meeting will be held Thursday, September 22, 2005, for shareholders to vote on an important proposal affecting the AmSouth Funds. As an AmSouth Fund shareholder, we ask that you voice your opinion on this matter by voting on this proposal.

               This package contains information about the proposal, along with a proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card; or you may vote by telephone or via the Internet. If we do not receive sufficient votes, we will try to obtain more votes with additional mailings or phone solicitation. Both of these are costly processes.

The Board of Trustees recommends that you vote FOR the proposal.

               The proposal has been reviewed by the AmSouth Funds' Board of Trustees, whose primary role is to protect the interests of shareholders. AmSouth Asset Management Inc. ("AAMI"), the investment adviser to the AmSouth Funds, and its parent company AmSouth Bank, have determined that engaging in the business of investment adviser to the AmSouth Funds is not a core business that AAMI intends to continue. After investigating and discussing several alternatives for ongoing investment management of the AmSouth Funds with the Trustees, AmSouth Bank and AAMI conducted a search for a buyer for AAMI's fund management business. Ultimately, AmSouth Bank and AAMI decided to recommend to the Board that the AmSouth Funds be reorganized into similar mutual funds managed by Pioneer Investment Management, Inc. ("Pioneer").

               The Trustees recommend that you vote FOR the proposal.

               Here is what a FOR vote means for the proposal.

               Proposal 1:

If the reorganization is approved by your AmSouth Fund, you will become a shareholder of a Pioneer Fund with a substantially similar investment objective and similar investment policies as your AmSouth Fund.

               Approval of an Agreement and Plan of Reorganization between your AmSouth Fund and a Pioneer Fund. Your AmSouth Fund will transfer all of its assets to a Fund managed by Pioneer with a substantially similar investment objective and similar investment policies as your Fund in exchange for shares of the Pioneer Fund and the assumption by the Pioneer Fund of your AmSouth Fund's liabilities that are included in the calculation of your AmSouth Fund's net asset value at the closing (or, in the case of newly organized Pioneer Funds, all of your AmSouth Fund's liabilities). Following the reorganization, your AmSouth Fund will be dissolved. As a result of the reorganization, you will become a shareholder of a corresponding Pioneer Fund. If the reorganization is not approved, the Board for each AmSouth Fund will consider what alternative action to take. Such action could include liquidation of the Fund.



                                                       Continued on reverse side

   [Logo]
AMSOUTH FUNDS



               Here's How to Vote

It's quick and easy to vote your shares.you can vote by touchtone telephone, Internet or mail. All the materials you need are enclosed.

               To vote by telephone or via the Internet you will need the Control Number that appears in the shaded box on the front side of your proxy card. You will also find on the proxy card the tollfree number to call for telephone voting and the Web address to use for Internet voting. Regardless of which method you use, simply identify yourself with your Control Number and follow the simple instructions. Voting by touchtone phone and the Internet is available 24 hours a day. Of course, if you prefer to vote by mail, simply complete and sign the enclosed proxy card and mail it in the postagepaid envelope provided.

               PLEASE NOTE: You may receive more than one proxy package.

               Twenty-three AmSouth Funds are involved in this proxy solicitation. For administrative ease, the Funds have been grouped into five separate proxy statements as follows:

               Statement 1 - Capital Growth Fund, Enhanced Market Fund, International Equity Fund, Large Cap Fund, Mid Cap Fund, Select Equity Fund, Small Cap Fund and Value Fund.

               Statement 2 - Balanced Fund, Strategic Portfolios: Aggressive Growth Portfolio, Strategic Portfolios: Growth Portfolio, Strategic Portfolios: Growth and Income Portfolio and Strategic
               Portfolios: Moderate Growth and Income Portfolio.

               Statement 3 - High Quality Bond Fund, Florida TaxExempt Fund, Institutional Prime Obligations Money Market Fund, Limited Term Bond Fund, High Quality Municipal Bond Fund, TaxExempt Money Market Fund and Tennessee TaxExempt Fund.

               Statement 4 - Government Income Fund and Treasury Reserve Money Market Fund.

               Statement 5 - Prime Money Market Fund.

Please vote all proxy cards received.

               Depending on the Funds in which you are invested, you may receive more than one proxy package. Each package will contain a proxy card(s) for your account(s) in the Funds included. These packages may not all arrive on the same day. It is very important that you vote all proxy cards received - by phone, via the Internet or by mail.

               Please feel free to call AmSouth at 1-800-451-8382 or Pioneer at 1-800-225-6292 if you have any questions about the proposal or the process for voting your shares. Thank you for your prompt response.

               Sincerely,


               /s/ Michael C. Daniel


               Michael C. Daniel

               President


                                                               17978-00-0805 REG